UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
JUNE 30, 2016

  AC Alternatives® Equity Market Neutral Fund

3

4

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ALHIX	-0.99%	1.20%	0.25%	9/30/05
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.14%	0.06%	0.96%	—
Institutional Class	ALISX	-0.71%	1.41%	0.46%	9/30/05
A Class	ALIAX				9/30/05
No sales charge		-1.28%	0.94%	0.01%
With sales charge		-6.92%	-0.26%	-0.58%
C Class	ALICX	-1.86%	0.20%	-0.74%	9/30/05
R Class	ALIRX	-1.41%	0.70%	-0.24%	9/30/05
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $10,253

Barclays U.S. 1-3 Month Treasury Bill Index — $11,005

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.91%	2.71%	3.16%	3.91%	3.41%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

AC Alternatives Equity Market Neutral returned -0.99%* for the fiscal year ended June 30, 2016, compared with the 0.14% return of its benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index.

AC Alternatives Equity Market Neutral is managed to produce capital appreciation independent of equity market conditions, so its benchmark is a cash-equivalent asset: the three-month U.S. Treasury bill. During the period under review, the fund declined and was unable to keep pace with its benchmark.

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, quality and sentiment factors were supportive, while valuation characteristics detracted. Growth insights were relatively neutral.

Industrials Sector Led Detractors

The industrials sector was a leading detractor from returns, led by the decline of Avis Budget Group, one of the largest car and truck rental services to businesses and consumers around the globe. The company’s shares fell on lower-than-anticipated revenues and management’s lowered full-year guidance in its third-quarter financial results announcement. We exited our long position and initiated a short position in the stock.

Consumer staples was also an area of weakness. The fund’s investment in Avon Products detracted as the beauty products company’s stock price fell steeply due to lower-than-expected revenues and concerns about dwindling market share, and we exited our position. In financials, residential real estate services provider Realogy Holdings, with brands such as Coldwell Banker and Century 21, slumped as the company’s fourth-quarter revenue and profits fell short of expectations. Management cited new advance three-day closing disclosure regulations for the weakness, noting that transaction volume across the industry declined. We remain optimistic about the holding based on its strong valuation profile and above-average quality and growth measures.

Although the fund’s short positions (a trade made to benefit from a stock’s decline) in aggregate benefited results, several top individual detractors were short holdings, including Royal Gold, a gold and precious metals company, which rallied sharply together with advancing gold prices during the second half of the period. Similarly, shares of RSP Permian, an oil and natural gas company, climbed on the coattails of oil prices, which advanced to over $50 per barrel at the end of the reporting period. While remaining short in both securities hurt fund results, our positioning in those companies is driven by unattractive quality, growth, and valuation characteristics.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care, Materials, and Energy Sectors Benefited Results

A number of short health care positions helped to bolster the sector’s contribution, including Brookdale Senior Living, an operator of senior living communities, whose stock price fell after reporting disappointing fourth-quarter results. Elsewhere, a short position in SunEdison was a key contributor after the solar energy company’s stock fell after a quarterly earnings miss early in the year. We exited the fund’s short position.

Short positions in the materials and energy sectors also aided the fund’s performance, particularly during the first half of the reporting period when the prices of commodities and oil fell, pressuring the share prices of companies in those sectors. In materials, a short position in Allegheny Technologies was beneficial as the specialty materials and components producer’s stock price declined amid weakening sales and overcapacity. Likewise, shorting natural gas processer Williams Companies helped results as its stock price declined together with the broad sector. We ultimately exited the short position.

Conversely, several long positions in those sectors aided results during the latter part of the fiscal year, as commodities and oil rallied. In the energy sector, Oneok, a company engaged in the gathering, processing, storage and transportation of natural gas, gained on favorable first-quarter results. The company revealed solid volume growth in natural gas gathered and processed, and natural gas liquids gathered and fractionated.

A Look Ahead

At the sector level, the fund’s leading net long positions are in the health care and consumer staples sectors. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors, and growth and quality metrics also are favorable. In consumer staples companies, we are finding opportunities in household goods manufacturers. The consumer discretionary and financials sectors, where the fund maintains net short positions, continue to face challenges, in our opinion. In consumer discretionary, growth scores are not favorable, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Long Holdings	% of net assets
Oneok, Inc.	0.75%
Huntington Ingalls Industries, Inc.	0.73%
Nu Skin Enterprises, Inc., Class A	0.73%
Lamar Advertising Co., Class A	0.69%
Cabot Corp.	0.68%
Medidata Solutions, Inc.	0.67%
Moog, Inc., Class A	0.66%
Owens Corning	0.66%
Electronic Arts, Inc.	0.65%
Berry Plastics Group, Inc.	0.64%

Top Ten Short Holdings	% of net assets
Olin Corp.	(0.76)%
Royal Gold, Inc.	(0.73)%
Tribune Media Co.	(0.71)%
Dominion Resources, Inc.	(0.71)%
RSP Permian, Inc.	(0.70)%
Oshkosh Corp.	(0.70)%
Duke Realty Corp.	(0.70)%
Yahoo!, Inc.	(0.70)%
WhiteWave Foods Co. (The), Class A	(0.69)%
Assurant, Inc.	(0.68)%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.5%
Common Stocks Sold Short	(94.3)%
Temporary Cash Investments	2.3%
Other Assets and Liabilities*	97.5%
*Amount relates primarily to deposits with broker for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.20	$14.29	2.90%
Institutional Class	$1,000	$983.30	$13.31	2.70%
A Class	$1,000	$980.90	$15.51	3.15%
C Class	$1,000	$977.50	$19.18	3.90%
R Class	$1,000	$979.50	$16.73	3.40%
Hypothetical
Investor Class	$1,000	$1,010.44	$14.50	2.90%
Institutional Class	$1,000	$1,011.44	$13.50	2.70%
A Class	$1,000	$1,009.20	$15.74	3.15%
C Class	$1,000	$1,005.47	$19.45	3.90%
R Class	$1,000	$1,007.96	$16.97	3.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 94.5%
Aerospace and Defense — 3.0%
B/E Aerospace, Inc.(1)	7,346	$339,202
Boeing Co. (The)	1,272	165,195
BWX Technologies, Inc.(1)	6,613	236,547
Huntington Ingalls Industries, Inc.	5,249	881,989
Moog, Inc., Class A(1)(2)	14,898	803,300
Spirit AeroSystems Holdings, Inc., Class A(1)(2)	13,828	594,604
Textron, Inc.(1)	17,936	655,740
		3,676,577
Air Freight and Logistics — 0.5%
Expeditors International of Washington, Inc.(1)	13,134	644,091
Airlines — 1.6%
Delta Air Lines, Inc.(1)	13,524	492,679
Hawaiian Holdings, Inc.(2)	9,370	355,685
JetBlue Airways Corp.(1)(2)	36,055	597,071
United Continental Holdings, Inc.(1)(2)	12,670	519,977
		1,965,412
Auto Components — 1.3%
Cooper Tire & Rubber Co.(1)	17,270	514,992
Goodyear Tire & Rubber Co. (The)(1)	21,046	540,040
Lear Corp.	4,667	474,914
		1,529,946
Banks — 1.3%
Citigroup, Inc.(1)	13,014	551,663
PacWest Bancorp(1)	13,105	521,317
TCF Financial Corp.(1)	41,723	527,796
		1,600,776
Beverages — 0.6%
PepsiCo, Inc.(1)	6,765	716,684
Biotechnology — 2.2%
AbbVie, Inc.	9,945	615,695
Amgen, Inc.	1,969	299,583
Biogen, Inc.(2)	1,098	265,518
Celgene Corp.(2)	2,173	214,323
Gilead Sciences, Inc.	2,787	232,492
Medivation, Inc.(1)(2)	4,698	283,290
Myriad Genetics, Inc.(1)(2)	8,734	267,260
United Therapeutics Corp.(1)(2)	4,230	448,042
		2,626,203
Building Products — 1.6%
Masonite International Corp.(2)	5,583	369,260
Owens Corning(1)	15,405	793,666
USG Corp.(1)(2)	26,290	708,778
		1,871,704
Capital Markets — 2.9%
Affiliated Managers Group, Inc.(2)	3,720	523,665

10

	Shares	Value
Artisan Partners Asset Management, Inc., Class A(1)	21,084	$583,605
Eaton Vance Corp.	17,280	610,675
Evercore Partners, Inc., Class A(1)	12,036	531,871
Federated Investors, Inc., Class B(1)	25,531	734,782
WisdomTree Investments, Inc.(1)	56,381	551,970
		3,536,568
Chemicals — 4.2%
Air Products & Chemicals, Inc.	4,908	697,132
Cabot Corp.(1)	18,075	825,305
Dow Chemical Co. (The)(1)	10,574	525,634
Eastman Chemical Co.(1)	8,997	610,896
Minerals Technologies, Inc.(1)	12,235	694,948
PolyOne Corp.(1)	17,701	623,783
PPG Industries, Inc.	5,568	579,907
W.R. Grace & Co.	7,657	560,569
		5,118,174
Commercial Services and Supplies — 1.7%
Deluxe Corp.(1)	11,734	778,786
Herman Miller, Inc.(1)	25,717	768,681
RR Donnelley & Sons Co.(1)	28,573	483,455
		2,030,922
Communications Equipment — 1.5%
Ciena Corp.(1)(2)	35,892	672,975
F5 Networks, Inc.(2)	1,988	226,314
Juniper Networks, Inc.(1)	20,617	463,676
Polycom, Inc.(1)(2)	44,576	501,480
		1,864,445
Construction and Engineering — 1.3%
AECOM(1)(2)	13,814	438,871
Chicago Bridge & Iron Co. NV, New York Shares	14,903	516,091
Quanta Services, Inc.(2)	26,059	602,484
		1,557,446
Consumer Finance — 1.1%
American Express Co.(1)	7,618	462,870
Discover Financial Services(1)	12,041	645,277
Synchrony Financial(1)(2)	8,438	213,312
		1,321,459
Containers and Packaging — 2.0%
Avery Dennison Corp.(1)	7,202	538,349
Berry Plastics Group, Inc.(1)(2)	20,094	780,652
Graphic Packaging Holding Co.(1)	52,595	659,541
Sealed Air Corp.	10,106	464,573
		2,443,115
Diversified Consumer Services — 0.8%
Houghton Mifflin Harcourt Co.(1)(2)	21,146	330,512
ServiceMaster Global Holdings, Inc.(1)(2)	16,392	652,402
		982,914
Diversified Financial Services — 1.5%
Morningstar, Inc.(1)	5,796	473,997
MSCI, Inc., Class A(1)	8,837	681,509

11

	Shares	Value
Nasdaq, Inc.(1)	9,427	$609,644
		1,765,150
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	3,041	131,402
Level 3 Communications, Inc.(2)	3,555	183,047
		314,449
Electric Utilities — 0.6%
FirstEnergy Corp.(1)	18,067	630,719
NextEra Energy, Inc.(1)	738	96,235
		726,954
Electronic Equipment, Instruments and Components — 1.2%
Belden, Inc.	9,709	586,132
VeriFone Systems, Inc.(1)(2)	20,090	372,469
Zebra Technologies Corp., Class A(2)	10,742	538,174
		1,496,775
Energy Equipment and Services — 1.8%
Diamond Offshore Drilling, Inc.	14,231	346,240
Dril-Quip, Inc.(1)(2)	10,383	606,679
Ensco plc, Class A(1)	64,706	628,295
Rowan Cos. plc(1)	36,644	647,133
		2,228,347
Food and Staples Retailing — 0.9%
SUPERVALU, Inc.(1)(2)	84,498	398,831
Wal-Mart Stores, Inc.(1)	9,473	691,718
		1,090,549
Food Products — 3.3%
Cal-Maine Foods, Inc.(1)	11,917	528,161
Dean Foods Co.(1)	36,949	668,407
Fresh Del Monte Produce, Inc.	2,504	136,293
General Mills, Inc.(1)	9,581	683,317
Ingredion, Inc.	5,041	652,356
Pilgrim's Pride Corp.(1)	29,199	743,991
Seaboard Corp.(2)	222	637,282
		4,049,807
Gas Utilities — 1.8%
ONE Gas, Inc.(1)	10,683	711,381
Southwest Gas Corp.	8,524	670,924
UGI Corp.(1)	17,192	777,938
		2,160,243
Health Care Equipment and Supplies — 2.2%
Abbott Laboratories(1)	15,914	625,579
C.R. Bard, Inc.	3,275	770,149
Hologic, Inc.(1)(2)	17,528	606,469
ResMed, Inc.(1)	6,769	428,004
St. Jude Medical, Inc.(1)	2,160	168,480
		2,598,681
Health Care Providers and Services — 3.2%
Aetna, Inc.(1)	5,913	722,155
AmerisourceBergen Corp.	7,828	620,917
Express Scripts Holding Co.(1)(2)	9,124	691,599
HealthSouth Corp.	14,156	549,536

12

	Shares	Value
Laboratory Corp. of America Holdings(2)	4,753	$619,173
Owens & Minor, Inc.(1)	14,774	552,252
WellCare Health Plans, Inc.(2)	795	85,288
		3,840,920
Health Care Technology — 1.5%
Allscripts Healthcare Solutions, Inc.(1)(2)	49,837	632,930
Medidata Solutions, Inc.(1)(2)	17,256	808,789
Veeva Systems, Inc., Class A(1)(2)	10,062	343,315
		1,785,034
Hotels, Restaurants and Leisure — 4.0%
Bloomin' Brands, Inc.(1)	38,370	685,672
Boyd Gaming Corp.(1)(2)	27,839	512,238
Brinker International, Inc.(1)	12,939	589,113
Carnival Corp.(1)	14,010	619,242
Churchill Downs, Inc.	4,780	604,001
Cracker Barrel Old Country Store, Inc.	2,944	504,808
Darden Restaurants, Inc.(1)	10,294	652,022
Diamond Resorts International, Inc.(1)(2)	10,036	300,678
La Quinta Holdings, Inc.(1)(2)	30,531	348,053
		4,815,827
Household Durables — 0.8%
D.R. Horton, Inc.(1)	17,169	540,480
Garmin Ltd.(1)	7,440	315,605
Whirlpool Corp.	850	141,644
		997,729
Household Products — 0.7%
Procter & Gamble Co. (The)(1)	7,319	619,700
Spectrum Brands Holdings, Inc.	2,116	252,460
		872,160
Independent Power and Renewable Electricity Producers — 0.5%
Ormat Technologies, Inc.(1)	14,435	631,676
Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.(1)	7,091	749,377
Danaher Corp.	3,543	357,843
		1,107,220
Insurance — 2.5%
Aflac, Inc.	9,033	651,821
Arthur J. Gallagher & Co.	3,364	160,126
Aspen Insurance Holdings Ltd.(1)	14,259	661,333
Genworth Financial, Inc., Class A(2)	19,069	49,198
Hanover Insurance Group, Inc. (The)(1)	7,916	669,852
National General Holdings Corp.	6,977	149,447
Prudential Financial, Inc.(1)	9,468	675,447
		3,017,224
Internet and Catalog Retail — 1.0%
Amazon.com, Inc.(2)	816	583,946
Liberty Interactive Corp. QVC Group, Class A(1)(2)	26,545	673,447
		1,257,393
Internet Software and Services — 1.9%
Alphabet, Inc., Class A(2)	820	576,894
Endurance International Group Holdings, Inc.(1)(2)	36,218	325,600

13

	Shares	Value
Facebook, Inc., Class A(2)	5,117	$584,771
GoDaddy, Inc., Class A(2)	8,287	258,471
VeriSign, Inc.(1)(2)	5,980	517,031
		2,262,767
IT Services — 3.6%
Amdocs Ltd.(1)	12,957	747,878
Convergys Corp.(1)	12,215	305,375
CoreLogic, Inc.(2)	5,727	220,375
Global Payments, Inc.	1,272	90,795
Leidos Holdings, Inc.	6,758	323,506
NeuStar, Inc., Class A(1)(2)	28,917	679,839
PayPal Holdings, Inc.(1)(2)	9,406	343,413
Syntel, Inc.(1)(2)	13,563	613,861
Teradata Corp.(1)(2)	22,198	556,504
Xerox Corp.(1)	49,421	469,005
		4,350,551
Leisure Products — 0.7%
Brunswick Corp.(1)	12,862	582,906
Mattel, Inc.	9,689	303,169
		886,075
Life Sciences Tools and Services — 0.7%
Bruker Corp.(1)	24,831	564,657
INC Research Holdings, Inc., Class A(1)(2)	6,471	246,739
		811,396
Machinery — 3.1%
Allison Transmission Holdings, Inc.	5,289	149,308
ITT, Inc.	7,813	249,860
Kennametal, Inc.(1)	33,543	741,636
PACCAR, Inc.(1)	12,539	650,398
Stanley Black & Decker, Inc.(1)	6,346	705,802
Timken Co. (The)(1)	18,424	564,880
Toro Co. (The)	6,787	598,613
Woodward, Inc.	1,730	99,717
		3,760,214
Media — 1.9%
AMC Networks, Inc., Class A(1)(2)	9,427	569,579
Cinemark Holdings, Inc.(1)	17,682	644,686
Regal Entertainment Group, Class A(1)	28,562	629,506
Scripps Networks Interactive, Inc., Class A(1)	1,826	113,705
Viacom, Inc., Class B(1)	8,336	345,694
		2,303,170
Metals and Mining — 2.7%
Barrick Gold Corp.	33,725	720,029
Carpenter Technology Corp.(1)	22,144	729,202
Commercial Metals Co.(1)	26,966	455,725
Kinross Gold Corp. New York Shares(2)	38,529	188,407
Reliance Steel & Aluminum Co.	3,666	281,915
Steel Dynamics, Inc.(1)	24,963	611,593
Worthington Industries, Inc.(1)	7,792	329,602
		3,316,473

14

	Shares	Value
Multi-Utilities — 0.1%
CenterPoint Energy, Inc.	2,665	$63,960
Multiline Retail — 1.1%
Big Lots, Inc.(1)	14,100	706,551
Target Corp.(1)	8,617	601,639
		1,308,190
Oil, Gas and Consumable Fuels — 2.5%
Apache Corp.	10,583	589,156
Oneok, Inc.(1)	19,075	905,109
PBF Energy, Inc., Class A	10,499	249,666
Southwestern Energy Co.(1)(2)	43,843	551,545
Targa Resources Corp.	2,179	91,823
World Fuel Services Corp.(1)	13,705	650,850
		3,038,149
Personal Products — 1.1%
Herbalife Ltd.(1)(2)	7,536	441,082
Nu Skin Enterprises, Inc., Class A(1)	19,041	879,504
		1,320,586
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc(2)	1,954	276,120
Mallinckrodt plc(1)(2)	8,266	502,408
Merck & Co., Inc.(1)	4,068	234,357
		1,012,885
Professional Services — 0.4%
TriNet Group, Inc.(1)(2)	24,403	507,338
Real Estate Investment Trusts (REITs) — 4.9%
American Tower Corp.	2,368	269,028
CoreSite Realty Corp.	1,136	100,752
Corporate Office Properties Trust	7,232	213,850
Equity Lifestyle Properties, Inc.(1)	9,157	733,018
Gaming and Leisure Properties, Inc.(1)	19,472	671,395
Host Hotels & Resorts, Inc.	6,806	110,325
Lamar Advertising Co., Class A(1)	12,684	840,949
Liberty Property Trust(1)	15,553	617,765
RLJ Lodging Trust(1)	21,255	455,920
Ryman Hospitality Properties, Inc.(1)	12,894	653,081
Sunstone Hotel Investors, Inc.(1)	49,812	601,231
VEREIT, Inc.(1)	8,673	87,944
WP Carey, Inc.	8,925	619,574
		5,974,832
Real Estate Management and Development — 0.5%
Realogy Holdings Corp.(1)(2)	20,883	606,025
Road and Rail — 0.2%
Landstar System, Inc.	1,375	94,407
Swift Transportation Co.(2)	7,746	119,366
		213,773
Semiconductors and Semiconductor Equipment — 1.8%
NVIDIA Corp.(1)	6,408	301,240
ON Semiconductor Corp.(1)(2)	46,894	413,605
Qorvo, Inc.(2)	4,826	266,685
QUALCOMM, Inc.	1,557	83,408

15

	Shares	Value
Synaptics, Inc.(1)(2)	7,413	$398,449
Teradyne, Inc.(1)	33,675	663,061
		2,126,448
Software — 3.1%
Cadence Design Systems, Inc.(1)(2)	22,731	552,363
Citrix Systems, Inc.(2)	4,394	351,916
Electronic Arts, Inc.(1)(2)	10,376	786,086
Mentor Graphics Corp.(1)	13,855	294,557
MicroStrategy, Inc., Class A(2)	2,121	371,218
Nuance Communications, Inc.(1)(2)	19,908	311,162
Synopsys, Inc.(1)(2)	10,953	592,338
VMware, Inc., Class A(1)(2)	7,864	449,978
		3,709,618
Specialty Retail — 3.5%
Abercrombie & Fitch Co., Class A(1)	24,949	444,342
American Eagle Outfitters, Inc.(1)	45,130	718,921
Best Buy Co., Inc.(1)	20,473	626,474
Chico's FAS, Inc.(1)	50,725	543,265
Foot Locker, Inc.(1)	8,844	485,182
Michaels Cos., Inc. (The)(1)(2)	25,504	725,334
O'Reilly Automotive, Inc.(2)	315	85,396
Williams-Sonoma, Inc.	11,558	602,518
		4,231,432
Technology Hardware, Storage and Peripherals — 0.3%
NetApp, Inc.(1)	14,596	358,916
Textiles, Apparel and Luxury Goods — 1.0%
Carter's, Inc.	5,816	619,230
PVH Corp.(1)	6,159	580,362
		1,199,592
Thrifts and Mortgage Finance — 0.6%
Essent Group Ltd.(1)(2)	35,561	775,585
Tobacco — 1.1%
Philip Morris International, Inc.(1)	6,751	686,712
Vector Group Ltd.(1)	26,872	602,470
		1,289,182
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.(1)(2)	15,928	689,205
TOTAL COMMON STOCKS (Cost $111,742,545)		114,358,936
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $2,831,669), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $2,774,015)		2,774,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,975	1,975
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,775,975)		2,775,975
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 96.8% (Cost $114,518,520)		117,134,911
COMMON STOCKS SOLD SHORT — (94.3)%
Aerospace and Defense — (2.2)%
Hexcel Corp.	(13,962)	(581,378)
KLX, Inc.	(18,044)	(559,364)

16

	Shares	Value
Lockheed Martin Corp.	(454)	$(112,669)
Raytheon Co.	(5,561)	(756,018)
TransDigm Group, Inc.	(2,313)	(609,915)
		(2,619,344)
Air Freight and Logistics — (0.4)%
FedEx Corp.	(3,397)	(515,597)
Airlines — (0.9)%
Allegiant Travel Co.	(2,882)	(436,623)
Spirit Airlines, Inc.	(15,485)	(694,812)
		(1,131,435)
Auto Components — (0.1)%
Magna International, Inc.	(4,450)	(156,061)
Banks — (1.8)%
Associated Banc-Corp	(21,093)	(361,745)
Cullen/Frost Bankers, Inc.	(3,376)	(215,152)
Texas Capital Bancshares, Inc.	(1,268)	(59,292)
UMB Financial Corp.	(11,333)	(603,029)
Webster Financial Corp.	(12,604)	(427,906)
Wintrust Financial Corp.	(9,000)	(459,000)
		(2,126,124)
Beverages — (1.9)%
Brown-Forman Corp., Class B	(5,930)	(591,577)
Constellation Brands, Inc., Class A	(1,145)	(189,383)
Constellation Brands, Inc., Class B	(1,129)	(184,659)
Molson Coors Brewing Co., Class B	(6,531)	(660,480)
Monster Beverage Corp.	(4,229)	(679,643)
		(2,305,742)
Biotechnology — (1.8)%
Alnylam Pharmaceuticals, Inc.	(4,262)	(236,498)
Bluebird Bio, Inc.	(6,607)	(286,017)
Ionis Pharmaceuticals, Inc.	(5,295)	(123,321)
Neurocrine Biosciences, Inc.	(6,061)	(275,472)
Novavax, Inc.	(35,888)	(260,906)
Portola Pharmaceuticals, Inc.	(11,068)	(261,205)
Puma Biotechnology, Inc.	(6,528)	(194,469)
Radius Health, Inc.	(8,019)	(294,698)
Ultragenyx Pharmaceutical, Inc.	(4,260)	(208,357)
		(2,140,943)
Capital Markets — (3.0)%
BGC Partners, Inc., Class A	(19,056)	(165,978)
BlackRock, Inc.	(772)	(264,433)
Charles Schwab Corp. (The)	(24,570)	(621,867)
Goldman Sachs Group, Inc. (The)	(4,061)	(603,383)
Invesco Ltd.	(18,423)	(470,523)
Morgan Stanley	(13,895)	(360,992)
Northern Trust Corp.	(8,614)	(570,764)
Stifel Financial Corp.	(17,105)	(537,952)
		(3,595,892)
Chemicals — (3.2)%
Albemarle Corp.	(4,746)	(376,405)
Axalta Coating Systems Ltd.	(7,086)	(187,991)

17

	Shares	Value
Balchem Corp.	(10,118)	$(603,539)
CF Industries Holdings, Inc.	(21,147)	(509,643)
FMC Corp.	(12,680)	(587,211)
NewMarket Corp.	(149)	(61,742)
Olin Corp.	(37,174)	(923,402)
Potash Corp. of Saskatchewan, Inc.	(36,011)	(584,819)
		(3,834,752)
Commercial Services and Supplies — (2.6)%
Copart, Inc.	(13,745)	(673,643)
Covanta Holding Corp.	(36,045)	(592,940)
KAR Auction Services, Inc.	(16,193)	(675,896)
Stericycle, Inc.	(6,100)	(635,132)
Waste Connections, Inc.	(8,303)	(598,231)
		(3,175,842)
Communications Equipment — (0.6)%
EchoStar Corp., Class A	(17,491)	(694,393)
Construction and Engineering — (0.6)%
Dycom Industries, Inc.	(7,863)	(705,783)
Consumer Finance — (1.8)%
Capital One Financial Corp.	(6,429)	(408,306)
Navient Corp.	(46,238)	(552,544)
Santander Consumer USA Holdings, Inc.	(55,959)	(578,057)
SLM Corp.	(95,619)	(590,925)
		(2,129,832)
Containers and Packaging — (1.5)%
AptarGroup, Inc.	(7,787)	(616,185)
Ball Corp.	(8,733)	(631,309)
Silgan Holdings, Inc.	(12,091)	(622,203)
		(1,869,697)
Distributors — (0.5)%
LKQ Corp.	(18,392)	(583,026)
Diversified Financial Services — (0.6)%
Leucadia National Corp.	(40,243)	(697,411)
Diversified Telecommunication Services — (1.7)%
Frontier Communications Corp.	(113,803)	(562,187)
SBA Communications Corp., Class A	(7,022)	(757,954)
Zayo Group Holdings, Inc.	(27,503)	(768,159)
		(2,088,300)
Electric Utilities — (1.3)%
Edison International	(9,496)	(737,554)
Pinnacle West Capital Corp.	(2,324)	(188,384)
PNM Resources, Inc.	(19,369)	(686,437)
		(1,612,375)
Electrical Equipment — (0.5)%
Hubbell, Inc.	(5,795)	(611,199)
Electronic Equipment, Instruments and Components — (2.7)%
Amphenol Corp., Class A	(14,119)	(809,442)
Anixter International, Inc.	(9,451)	(503,549)
CDW Corp.	(14,912)	(597,673)
Corning, Inc.	(30,191)	(618,312)
Jabil Circuit, Inc.	(24,973)	(461,251)

18

	Shares	Value
TE Connectivity Ltd.	(5,043)	$(288,006)
		(3,278,233)
Energy Equipment and Services — (0.8)%
Bristow Group, Inc.	(12,447)	(142,020)
Halliburton Co.	(5,820)	(263,588)
Oil States International, Inc.	(16,457)	(541,106)
		(946,714)
Food and Staples Retailing — (1.0)%
Costco Wholesale Corp.	(4,069)	(638,996)
Whole Foods Market, Inc.	(16,183)	(518,179)
		(1,157,175)
Food Products — (2.0)%
Archer-Daniels-Midland Co.	(14,251)	(611,226)
J&J Snack Foods Corp.	(5,768)	(687,949)
JM Smucker Co. (The)	(693)	(105,620)
Pinnacle Foods, Inc.	(4,670)	(216,174)
WhiteWave Foods Co. (The), Class A	(17,891)	(839,804)
		(2,460,773)
Gas Utilities — (1.0)%
Atmos Energy Corp.	(6,009)	(488,652)
Spire, Inc.	(2,476)	(175,400)
WGL Holdings, Inc.	(8,496)	(601,432)
		(1,265,484)
Health Care Equipment and Supplies — (1.0)%
STERIS plc	(9,057)	(622,669)
Stryker Corp.	(4,758)	(570,151)
		(1,192,820)
Health Care Providers and Services — (4.5)%
Acadia Healthcare Co., Inc.	(11,871)	(657,653)
Brookdale Senior Living, Inc.	(37,595)	(580,467)
Centene Corp.	(8,964)	(639,761)
Chemed Corp.	(4,617)	(629,343)
Community Health Systems, Inc.	(12,528)	(150,962)
Envision Healthcare Holdings, Inc.	(14,179)	(359,721)
Henry Schein, Inc.	(3,490)	(617,032)
Patterson Cos., Inc.	(14,041)	(672,424)
Premier, Inc., Class A	(18,864)	(616,853)
Team Health Holdings, Inc.	(14,076)	(572,471)
		(5,496,687)
Hotels, Restaurants and Leisure — (4.2)%
Chipotle Mexican Grill, Inc.	(1,539)	(619,847)
Hyatt Hotels Corp., Class A	(10,677)	(524,668)
Las Vegas Sands Corp.	(11,186)	(486,479)
MGM Resorts International	(36,355)	(822,714)
Panera Bread Co., Class A	(3,598)	(762,560)
Texas Roadhouse, Inc.	(16,095)	(733,932)
Wendy's Co. (The)	(64,310)	(618,662)
Wynn Resorts Ltd.	(5,800)	(525,712)
		(5,094,574)

19

	Shares	Value
Household Durables — (2.3)%
CalAtlantic Group, Inc.	(20,940)	$(768,708)
Lennar Corp., Class A	(10,782)	(497,050)
M.D.C. Holdings, Inc.	(15,377)	(374,276)
Newell Brands, Inc.	(9,701)	(471,178)
PulteGroup, Inc.	(37,627)	(733,350)
		(2,844,562)
Insurance — (4.0)%
Allied World Assurance Co. Holdings AG	(15,361)	(539,786)
American International Group, Inc.	(7,072)	(374,038)
Assurant, Inc.	(9,595)	(828,144)
Assured Guaranty Ltd.	(23,310)	(591,375)
Enstar Group Ltd.	(3,685)	(596,933)
Loews Corp.	(9,293)	(381,849)
MBIA, Inc.	(85,192)	(581,861)
ProAssurance Corp.	(10,791)	(577,858)
RLI Corp.	(2,357)	(162,115)
Willis Towers Watson plc	(1,736)	(215,802)
		(4,849,761)
Internet and Catalog Retail — (0.5)%
Expedia, Inc.	(5,877)	(624,725)
Internet Software and Services — (0.7)%
Yahoo!, Inc.	(22,448)	(843,147)
IT Services — (5.0)%
Automatic Data Processing, Inc.	(2,596)	(238,495)
DST Systems, Inc.	(5,896)	(686,471)
EPAM Systems, Inc.	(8,569)	(551,072)
Fidelity National Information Services, Inc.	(10,393)	(765,756)
Fiserv, Inc.	(6,639)	(721,859)
FleetCor Technologies, Inc.	(432)	(61,832)
Gartner, Inc.	(7,438)	(724,536)
MasterCard, Inc., Class A	(7,002)	(616,596)
MAXIMUS, Inc.	(12,967)	(717,983)
Science Applications International Corp.	(7,914)	(461,782)
Visa, Inc., A Shares	(7,684)	(569,922)
		(6,116,304)
Machinery — (1.9)%
Caterpillar, Inc.	(2,162)	(163,901)
Donaldson Co., Inc.	(21,221)	(729,154)
Flowserve Corp.	(4,328)	(195,496)
IDEX Corp.	(3,902)	(320,354)
Oshkosh Corp.	(17,804)	(849,429)
		(2,258,334)
Marine — (0.6)%
Kirby Corp.	(12,239)	(763,591)
Media — (2.7)%
Charter Communications, Inc., Class A	(2,030)	(464,139)
IMAX Corp.	(17,054)	(502,752)
Lions Gate Entertainment Corp.	(31,471)	(636,658)
Live Nation Entertainment, Inc.	(15,234)	(357,999)
Loral Space & Communications, Inc.	(11,865)	(418,479)

20

	Shares	Value
Tribune Media Co.	(22,004)	$(862,117)
		(3,242,144)
Metals and Mining — (1.8)%
Allegheny Technologies, Inc.	(40,929)	(521,845)
Compass Minerals International, Inc.	(8,721)	(647,011)
Royal Gold, Inc.	(12,324)	(887,574)
United States Steel Corp.	(5,737)	(96,726)
		(2,153,156)
Multi-Utilities — (1.6)%
Dominion Resources, Inc.	(10,971)	(854,970)
DTE Energy Co.	(2,148)	(212,910)
Public Service Enterprise Group, Inc.	(2,000)	(93,220)
SCANA Corp.	(5,843)	(442,081)
Sempra Energy	(3,048)	(347,533)
		(1,950,714)
Multiline Retail — (1.1)%
Dollar Tree, Inc.	(8,679)	(817,909)
Macy's, Inc.	(14,765)	(496,252)
		(1,314,161)
Oil, Gas and Consumable Fuels — (4.0)%
Cabot Oil & Gas Corp.	(7,645)	(196,782)
Concho Resources, Inc.	(4,194)	(500,218)
Gulfport Energy Corp.	(9,904)	(309,599)
Kosmos Energy Ltd.	(100,964)	(550,254)
Marathon Petroleum Corp.	(5,612)	(213,032)
Occidental Petroleum Corp.	(5,681)	(429,256)
Phillips 66	(4,131)	(327,754)
Pioneer Natural Resources Co.	(2,165)	(327,370)
RSP Permian, Inc.	(24,397)	(851,211)
SemGroup Corp., Class A	(19,300)	(628,408)
Spectra Energy Corp.	(13,465)	(493,223)
		(4,827,107)
Paper and Forest Products — (1.1)%
KapStone Paper and Packaging Corp.	(44,367)	(577,214)
Louisiana-Pacific Corp.	(43,405)	(753,077)
		(1,330,291)
Personal Products — (0.6)%
Edgewell Personal Care Co.	(8,112)	(684,734)
Pharmaceuticals — (1.3)%
Intra-Cellular Therapies, Inc.	(7,620)	(295,808)
Medicines Co. (The)	(20,374)	(685,178)
Nektar Therapeutics	(19,956)	(283,974)
Pacira Pharmaceuticals, Inc.	(8,742)	(294,868)
		(1,559,828)
Professional Services — (1.0)%
Equifax, Inc.	(4,897)	(628,775)
IHS, Inc., Class A	(4,771)	(551,575)
		(1,180,350)
Real Estate Investment Trusts (REITs) — (3.6)%
Alexandria Real Estate Equities, Inc.	(1,584)	(163,976)
Duke Realty Corp.	(31,752)	(846,508)

21

	Shares	Value
Forest City Realty Trust, Inc.	(29,853)	$(666,020)
Highwoods Properties, Inc.	(10,536)	(556,301)
Hudson Pacific Properties, Inc.	(13,389)	(390,691)
National Retail Properties, Inc.	(3,627)	(187,589)
Paramount Group, Inc.	(41,011)	(653,715)
Potlatch Corp.	(21,423)	(730,524)
SL Green Realty Corp.	(2,021)	(215,176)
		(4,410,500)
Real Estate Management and Development — (1.1)%
Howard Hughes Corp. (The)	(7,169)	(819,560)
Kennedy-Wilson Holdings, Inc.	(29,783)	(564,686)
		(1,384,246)
Road and Rail — (1.6)%
Avis Budget Group, Inc.	(4,825)	(155,510)
Genesee & Wyoming, Inc., Class A	(9,685)	(570,931)
JB Hunt Transport Services, Inc.	(959)	(77,612)
Knight Transportation, Inc.	(22,944)	(609,851)
Union Pacific Corp.	(6,699)	(584,488)
		(1,998,392)
Semiconductors and Semiconductor Equipment — (1.4)%
Cypress Semiconductor Corp.	(64,384)	(679,251)
MACOM Technology Solutions Holdings, Inc.	(16,347)	(539,124)
Micron Technology, Inc.	(34,526)	(475,078)
		(1,693,453)
Software — (1.6)%
CDK Global, Inc.	(14,361)	(796,892)
Proofpoint, Inc.	(4,030)	(254,253)
SS&C Technologies Holdings, Inc.	(21,978)	(617,142)
Ultimate Software Group, Inc. (The)	(1,488)	(312,911)
		(1,981,198)
Specialty Retail — (3.9)%
AutoNation, Inc.	(5,007)	(235,229)
CarMax, Inc.	(13,617)	(667,641)
CST Brands, Inc.	(17,869)	(769,796)
DSW, Inc., Class A	(25,511)	(540,323)
Guess?, Inc.	(38,442)	(578,552)
Home Depot, Inc. (The)	(5,288)	(675,225)
Lithia Motors, Inc., Class A	(1,059)	(75,263)
Murphy USA, Inc.	(1,685)	(124,960)
Restoration Hardware Holdings, Inc.	(11,848)	(339,801)
Tractor Supply Co.	(7,391)	(673,911)
		(4,680,701)
Textiles, Apparel and Luxury Goods — (2.2)%
Columbia Sportswear Co.	(3,062)	(176,187)
G-III Apparel Group Ltd.	(15,347)	(701,665)
Hanesbrands, Inc.	(25,054)	(629,607)
lululemon athletica, Inc.	(5,175)	(382,225)
Under Armour, Inc., Class A	(8,321)	(333,922)
VF Corp.	(7,281)	(447,709)
		(2,671,315)

22

	Shares	Value
Thrifts and Mortgage Finance — (1.0)%
New York Community Bancorp, Inc.	(38,942)	$(583,741)
TFS Financial Corp.	(33,847)	(582,845)
		(1,166,586)
Tobacco — (0.6)%
Reynolds American, Inc.	(12,670)	(683,293)
Trading Companies and Distributors — (0.9)%
Watsco, Inc.	(3,187)	(448,379)
WW Grainger, Inc.	(2,920)	(663,570)
		(1,111,949)
Transportation Infrastructure — (0.7)%
Macquarie Infrastructure Corp.	(11,128)	(824,028)
Water Utilities — (0.6)%
Aqua America, Inc.	(19,334)	(689,450)
Wireless Telecommunication Services — (0.7)%
Telephone & Data Systems, Inc.	(20,773)	(616,127)
United States Cellular Corp.	(5,132)	(201,534)
		(817,661)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $115,193,932)		(114,141,889)
OTHER ASSETS AND LIABILITIES(3) — 97.5%		118,071,702
TOTAL NET ASSETS — 100.0%		$121,064,724

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $65,780,873.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $114,518,520)	$117,134,911
Cash	1,326
Deposits with broker for securities sold short	118,314,964
Receivable for capital shares sold	191,033
Dividends and interest receivable	112,994
235,755,228

Liabilities
Securities sold short, at value (proceeds of $115,193,932)	114,141,889
Payable for capital shares redeemed	289,348
Accrued management fees	133,416
Distribution and service fees payable	9,776
Dividend expense payable on securities sold short	105,387
Accrued other expenses	10,688
114,690,504

Net Assets	$121,064,724

Net Assets Consist of:
Capital (par value and paid-in surplus)	$124,372,841
Accumulated net investment loss	(687,915)
Accumulated net realized loss	(6,288,636)
Net unrealized appreciation	3,668,434
$121,064,724

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$84,898,900	7,712,111	$11.01
Institutional Class, $0.01 Par Value	$14,129,012	1,259,452	$11.22
A Class, $0.01 Par Value	$11,112,644	1,032,312	$10.76*
C Class, $0.01 Par Value	$7,182,054	717,714	$10.01
R Class, $0.01 Par Value	$3,742,114	356,096	$10.51
*Maximum offering price $11.42 (net asset value divided by 0.9425).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $599)	$1,697,636
Interest	5,709
1,703,345

Expenses:
Dividend expense on securities sold short	1,435,798
Broker fees and charges on securities sold short	110,811
Management fees	1,374,017
Distribution and service fees:
A Class	36,808
C Class	70,985
R Class	13,826
Directors' fees and expenses	5,870
Other expenses	11,065
3,059,180

Net investment income (loss)	(1,355,835)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,713,786)
Securities sold short transactions	(349,191)
Foreign currency transactions	16
(3,062,961)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,321,934)
Securities sold short	3,902,150
2,580,216

Net realized and unrealized gain (loss)	(482,745)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,838,580)

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$(1,355,835)	$(1,664,733)
Net realized gain (loss)	(3,062,961)	5,308,610
Change in net unrealized appreciation (depreciation)	2,580,216	(4,872,509)
Net increase (decrease) in net assets resulting from operations	(1,838,580)	(1,228,632)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	29,402,657	(11,523,563)

Net increase (decrease) in net assets	27,564,077	(12,752,195)

Net Assets
Beginning of period	93,500,647	106,252,842
End of period	$121,064,724	$93,500,647

Accumulated net investment loss	$(687,915)	$(1,453,092)

See Notes to Financial Statements.

26

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

27

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

28

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.38% for the Investor Class, A Class, C Class and R Class and 1.18% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

29

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $892,113 and $190,711, respectively.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2016 were $228,006,891 and $226,946,595, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	7,699,895	$86,785,727	5,311,573	$59,900,281
Redeemed	(5,139,376)	(57,746,120)	(4,666,469)	(52,488,240)
	2,560,519	29,039,607	645,104	7,412,041
Institutional Class/Shares Authorized	30,000,000		30,000,000
Sold	885,383	10,064,206	976,227	11,193,730
Redeemed	(467,104)	(5,329,278)	(1,608,708)	(18,384,088)
	418,279	4,734,928	(632,481)	(7,190,358)
A Class/Shares Authorized	20,000,000		20,000,000
Sold	322,144	3,551,731	829,380	9,205,624
Redeemed	(953,516)	(10,455,920)	(2,005,491)	(22,268,911)
	(631,372)	(6,904,189)	(1,176,111)	(13,063,287)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	316,151	3,245,429	180,581	1,875,918
Redeemed	(226,832)	(2,325,283)	(102,013)	(1,059,772)
	89,319	920,146	78,568	816,146
R Class/Shares Authorized	20,000,000		20,000,000
Sold	248,096	2,653,916	133,226	1,443,496
Redeemed	(97,099)	(1,041,751)	(86,698)	(941,601)
	150,997	1,612,165	46,528	501,895
Net increase (decrease)	2,587,742	$29,402,657	(1,038,392)	$(11,523,563)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

30

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$114,358,936	—	—
Temporary Cash Investments	1,975	$2,774,000	—
	$114,360,911	$2,774,000	—

Liabilities
Securities Sold Short
Common Stocks	$114,141,889	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2016 and June 30, 2015.

The reclassifications, which are primarily due to net operating losses, were made to capital $(2,139,610), accumulated net investment loss $2,121,012, and accumulated net realized loss $18,598.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$114,597,822
Gross tax appreciation of investments	$9,426,302
Gross tax depreciation of investments	(6,889,213)
Net tax appreciation (depreciation) of investments	2,537,089
Net tax appreciation (depreciation) on securities sold short	762,327
Net tax appreciation (depreciation)	$3,299,416
Undistributed ordinary income	—
Accumulated short-term capital losses	$(5,426,764)
Accumulated long-term capital losses	$(492,854)
Late-year ordinary loss deferral	$(687,915)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

31

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.12	(0.14)	0.03	(0.11)	$11.01	(0.99)%	2.93%	1.40%	(1.25)%	235%	$84,899
2015	$11.24	(0.16)	0.04	(0.12)	$11.12	(1.07)%	2.91%	1.38%	(1.42)%	243%	$57,263
2014	$10.78	(0.17)	0.63	0.46	$11.24	4.27%	2.92%	1.38%	(1.56)%	226%	$50,641
2013	$10.54	(0.11)	0.35	0.24	$10.78	2.28%	3.07%	1.39%	(1.00)%	222%	$17,916
2012	$10.37	(0.22)	0.39	0.17	$10.54	1.64%	3.38%	1.40%	(2.07)%	252%	$23,019
Institutional Class
2016	$11.30	(0.12)	0.04	(0.08)	$11.22	(0.71)%	2.73%	1.20%	(1.05)%	235%	$14,129
2015	$11.41	(0.14)	0.03	(0.11)	$11.30	(0.96)%	2.71%	1.18%	(1.22)%	243%	$9,509
2014	$10.92	(0.15)	0.64	0.49	$11.41	4.49%	2.72%	1.18%	(1.36)%	226%	$16,810
2013	$10.65	(0.08)	0.35	0.27	$10.92	2.54%	2.87%	1.19%	(0.80)%	222%	$4,491
2012	$10.46	(0.20)	0.39	0.19	$10.65	1.82%	3.18%	1.20%	(1.87)%	252%	$5,618
A Class
2016	$10.90	(0.17)	0.03	(0.14)	$10.76	(1.28)%	3.18%	1.65%	(1.50)%	235%	$11,113
2015	$11.04	(0.19)	0.05	(0.14)	$10.90	(1.27)%	3.16%	1.63%	(1.67)%	243%	$18,129
2014	$10.62	(0.20)	0.62	0.42	$11.04	3.95%	3.17%	1.63%	(1.81)%	226%	$31,354
2013	$10.41	(0.13)	0.34	0.21	$10.62	2.02%	3.32%	1.64%	(1.25)%	222%	$17,545
2012	$10.27	(0.24)	0.38	0.14	$10.41	1.36%	3.63%	1.65%	(2.32)%	252%	$32,386

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$10.20	(0.23)	0.04	(0.19)	$10.01	(1.86)%	3.93%	2.40%	(2.25)%	235%	$7,182
2015	$10.42	(0.25)	0.03	(0.22)	$10.20	(2.11)%	3.91%	2.38%	(2.42)%	243%	$6,413
2014	$10.10	(0.26)	0.58	0.32	$10.42	3.17%	3.92%	2.38%	(2.56)%	226%	$5,729
2013	$9.97	(0.20)	0.33	0.13	$10.10	1.30%	4.07%	2.39%	(2.00)%	222%	$4,377
2012	$9.91	(0.31)	0.37	0.06	$9.97	0.61%	4.38%	2.40%	(3.07)%	252%	$5,815
R Class
2016	$10.66	(0.19)	0.04	(0.15)	$10.51	(1.41)%	3.43%	1.90%	(1.75)%	235%	$3,742
2015	$10.83	(0.21)	0.04	(0.17)	$10.66	(1.57)%	3.41%	1.88%	(1.92)%	243%	$2,187
2014	$10.45	(0.22)	0.60	0.38	$10.83	3.64%	3.42%	1.88%	(2.06)%	226%	$1,718
2013	$10.26	(0.16)	0.35	0.19	$10.45	1.85%	3.57%	1.89%	(1.50)%	222%	$1,604
2012	$10.15	(0.26)	0.37	0.11	$10.26	1.08%	3.88%	1.90%	(2.57)%	252%	$1,039

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the AC Alternatives Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AC Alternatives Equity Market Neutral Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

35

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)
38

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

39

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

40

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

43

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89951 1608

Annual Report

June 30, 2016

Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACPVX	-2.13%	12.30%	10/31/11
S&P 500 Index	—	3.99%	14.12%	—
Institutional Class	ACPKX	-1.91%	12.54%	10/31/11
A Class	ACPQX			10/31/11
No sales charge		-2.35%	12.04%
With sales charge		-7.93%	10.63%
C Class	ACPHX	-3.09%	11.19%	10/31/11
R Class	ACPWX	-2.62%	11.74%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $17,189

S&P 500 Index — $18,527

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.73%	1.53%	1.98%	2.73%	2.23%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman and Claudia Musat

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

Core Equity Plus returned -2.13%* for the fiscal year ended June 30, 2016, compared with the 3.99% return of its benchmark, the S&P 500 Index.

Core Equity Plus declined for the 12-month period, underperforming the return of its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation-based factors proved most difficult, although sentiment and growth indicators also detracted from performance. Security selection in the financials, consumer discretionary, and industrials sectors weighed on relative performance the most, while health care and information technology sector holdings were relative contributors.

Financials Sector Led Detractors

Security selection in the financials sector was the principal detractor from the fund’s twelve-month results. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio-only position, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. A number of capital markets holdings also weighed on the sector’s results, including Legg Mason, an overweight position relative to the benchmark. The asset manager’s stock price came under pressure after reporting a quarterly net loss and announcing several strategic acquisitions and agreements. We ultimately liquidated our positions in both holdings.

The consumer discretionary sector was also an area of underperformance during the twelve-month period. A portfolio-only position in GoPro detracted as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. Wolverine World Wide, which owns a portfolio of footwear brands including Keds, Merrell, and Hush Puppies, fell on disappointing quarterly sales results amid a difficult global retail and consumer environment. We subsequently exited the portfolio’s stake in both positions.

Key detraction on an individual holding level came from two short positions (a trade made to benefit from a stock’s decline) in the materials sector. Royal Gold and Hecla Mining, both precious metals companies, rallied sharply together with advancing gold prices during the second half of the period. We maintain our short positions based on weakness across most characteristics.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Sector Contributed

Security selection among health care companies helped position the sector as a leading relative outperformer in the fund. A number of short position were especially beneficial. These included Brookdale Senior Living, an operator of senior living communities, and Acadia Healthcare, a provider of behavioral health treatment services, both key sector contributors. Brookdale Senior Living stock fell after the company reported disappointing fourth-quarter results. Similarly, shares of Acadia Healthcare weakened as its fourth-quarter earnings fell short of expectations.

The information technology sector was also an area of strength, led by a short position in SunEdison. The solar energy company’s stock fell after a quarterly earnings miss early in the year, and we unwound the fund’s short position. Sector contribution also came from Applied Materials, a long position. The semiconductor maker’s shares moved up on the heels of strong quarterly earnings reports and higher future guidance as the company captured market share from competitors and anticipated higher demand. Elsewhere in the fund, key individual contribution stemmed from Newmont Mining, which rose on the recovery in precious metals prices.

A Look Ahead

At period-end, consumer staples and information technology were the fund’s largest overweight positions on a sector basis. In consumer staples, we are finding opportunities in household goods manufacturers. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The financials and consumer discretionary sectors, both portfolio underweights, continue to face challenges, in our opinion. In financials, we find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Long Holdings	% of net assets
Alphabet, Inc., Class A	2.81%
Apple, Inc.	2.57%
Amazon.com, Inc.	2.42%
Microsoft Corp.	2.36%
Exxon Mobil Corp.	2.13%
Verizon Communications, Inc.	2.05%
Procter & Gamble Co. (The)	1.98%
Johnson & Johnson	1.87%
PepsiCo, Inc.	1.77%
Intel Corp.	1.73%

Top Five Short Holdings	% of net assets
Louisiana-Pacific Corp.	(0.88)%
Royal Gold, Inc.	(0.87)%
Olin Corp.	(0.87)%
Waste Connections, Inc.	(0.77)%
CST Brands, Inc.	(0.76)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.9%
Common Stocks Sold Short	(29.0)%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.60	$9.79	1.96%
Institutional Class	$1,000	$1,011.30	$8.80	1.76%
A Class	$1,000	$1,008.40	$11.04	2.21%
C Class	$1,000	$1,005.00	$14.76	2.96%
R Class	$1,000	$1,007.30	$12.28	2.46%
Hypothetical
Investor Class	$1,000	$1,015.12	$9.82	1.96%
Institutional Class	$1,000	$1,016.11	$8.82	1.76%
A Class	$1,000	$1,013.87	$11.07	2.21%
C Class	$1,000	$1,010.14	$14.79	2.96%
R Class	$1,000	$1,012.63	$12.31	2.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 127.9%
Aerospace and Defense — 4.0%
B/E Aerospace, Inc.(1)	9,064	$418,530
Boeing Co. (The)(1)	14,819	1,924,544
Honeywell International, Inc.(1)	10,148	1,180,415
Huntington Ingalls Industries, Inc.(1)	8,114	1,363,395
Spirit AeroSystems Holdings, Inc., Class A(1)(2)	24,804	1,066,572
Textron, Inc.(1)	15,603	570,446
		6,523,902
Airlines — 1.6%
Delta Air Lines, Inc.(1)	18,233	664,228
JetBlue Airways Corp.(1)(2)	52,408	867,877
United Continental Holdings, Inc.(1)(2)	25,805	1,059,037
		2,591,142
Auto Components — 1.1%
Goodyear Tire & Rubber Co. (The)(1)	41,915	1,075,539
Lear Corp.	6,887	700,821
		1,776,360
Automobiles — 0.1%
Ford Motor Co.(1)	8,340	104,833
Banks — 3.1%
Bank of America Corp.(1)	7,035	93,354
Citigroup, Inc.(1)	56,015	2,374,476
JPMorgan Chase & Co.(1)	12,089	751,211
TCF Financial Corp.	90,310	1,142,422
Wells Fargo & Co.(1)	15,022	710,991
		5,072,454
Beverages — 2.5%
Coca-Cola Co. (The)(1)	4,501	204,030
Dr Pepper Snapple Group, Inc.(1)	10,774	1,041,092
PepsiCo, Inc.(1)	26,975	2,857,731
		4,102,853
Biotechnology — 4.1%
AbbVie, Inc.(1)	20,505	1,269,464
Amgen, Inc.(1)	9,038	1,375,132
Biogen, Inc.(1)(2)	3,305	799,215
Celgene Corp.(1)(2)	10,087	994,881
Gilead Sciences, Inc.(1)	16,240	1,354,741
Medivation, Inc.(2)	2,930	176,679
Myriad Genetics, Inc.(2)	11,511	352,237
United Therapeutics Corp.(1)(2)	3,462	366,695
		6,689,044
Building Products — 1.7%
Masonite International Corp.(2)	1,596	105,559
Owens Corning(1)	25,449	1,311,133
USG Corp.(1)(2)	50,501	1,361,507
		2,778,199

10

	Shares	Value
Capital Markets — 0.9%
Ameriprise Financial, Inc.(1)	8,498	$763,545
Artisan Partners Asset Management, Inc., Class A(1)	4,679	129,515
Eaton Vance Corp.	14,738	520,841
		1,413,901
Chemicals — 4.7%
Air Products & Chemicals, Inc.(1)	11,057	1,570,536
Cabot Corp.(1)	27,082	1,236,564
Dow Chemical Co. (The)(1)	35,622	1,770,770
Minerals Technologies, Inc.(1)	20,441	1,161,049
PPG Industries, Inc.(1)	13,458	1,401,651
RPM International, Inc.	8,430	421,078
		7,561,648
Commercial Services and Supplies — 1.5%
Deluxe Corp.(1)	17,495	1,161,143
Herman Miller, Inc.(1)	43,020	1,285,868
		2,447,011
Communications Equipment — 2.4%
Ciena Corp.(2)	27,715	519,656
Cisco Systems, Inc.(1)	94,966	2,724,575
Juniper Networks, Inc.(1)	29,975	674,138
		3,918,369
Consumer Finance — 2.0%
American Express Co.	12,175	739,753
Discover Financial Services(1)	27,426	1,469,759
Synchrony Financial(1)(2)	41,374	1,045,935
		3,255,447
Containers and Packaging — 1.9%
Avery Dennison Corp.(1)	10,434	779,941
Berry Plastics Group, Inc.(1)(2)	32,462	1,261,149
Graphic Packaging Holding Co.(1)	32,478	407,274
Sealed Air Corp.	12,372	568,741
		3,017,105
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)(2)	6,295	911,453
MSCI, Inc., Class A	4,612	355,677
Nasdaq, Inc.(1)	19,697	1,273,805
		2,540,935
Diversified Telecommunication Services — 3.6%
AT&T, Inc.(1)	57,577	2,487,902
Verizon Communications, Inc.(1)	59,443	3,319,297
		5,807,199
Electric Utilities — 0.2%
FirstEnergy Corp.	9,923	346,412
Electronic Equipment, Instruments and Components — 0.1%
Belden, Inc.	3,204	193,425
Energy Equipment and Services — 1.8%
Atwood Oceanics, Inc.(1)	25,430	318,384
Diamond Offshore Drilling, Inc.(1)	31,632	769,606
Dril-Quip, Inc.(2)	10,023	585,644

11

	Shares	Value
Rowan Cos. plc(1)	69,290	$1,223,661
		2,897,295
Food and Staples Retailing — 2.1%
CVS Health Corp.(1)	7,683	735,570
SUPERVALU, Inc.(1)(2)	83,112	392,289
Wal-Mart Stores, Inc.(1)	31,595	2,307,067
		3,434,926
Food Products — 4.9%
Cal-Maine Foods, Inc.	11,833	524,439
Dean Foods Co.(1)	54,368	983,517
Fresh Del Monte Produce, Inc.	5,779	314,551
General Mills, Inc.(1)	15,188	1,083,208
Hormel Foods Corp.(1)	31,088	1,137,821
Ingredion, Inc.(1)	9,015	1,166,631
Pilgrim's Pride Corp.(1)	42,817	1,090,977
Seaboard Corp.(2)	114	327,253
Tyson Foods, Inc., Class A(1)	20,301	1,355,904
		7,984,301
Gas Utilities — 1.6%
ONE Gas, Inc.(1)	19,943	1,328,004
Southwest Gas Corp.	9,155	720,590
UGI Corp.(1)	11,032	499,198
		2,547,792
Health Care Equipment and Supplies — 4.7%
Abbott Laboratories(1)	42,560	1,673,034
Becton Dickinson and Co.	1,592	269,987
Boston Scientific Corp.(1)(2)	15,390	359,664
C.R. Bard, Inc.	7,229	1,699,972
Hologic, Inc.(1)(2)	19,894	688,332
Medtronic plc	9,219	799,933
ResMed, Inc.	9,709	613,900
St. Jude Medical, Inc.(1)	18,098	1,411,644
		7,516,466
Health Care Providers and Services — 3.3%
Aetna, Inc.(1)	14,170	1,730,582
AmerisourceBergen Corp.(1)	12,789	1,014,423
Cigna Corp.	2,238	286,442
Express Scripts Holding Co.(1)(2)	23,086	1,749,919
Laboratory Corp. of America Holdings(2)	3,993	520,168
		5,301,534
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.(1)(2)	44,801	568,973
Medidata Solutions, Inc.(2)	9,172	429,891
		998,864
Hotels, Restaurants and Leisure — 3.7%
Bloomin' Brands, Inc.(1)	69,622	1,244,145
Brinker International, Inc.(1)	22,849	1,040,315
Carnival Corp.(1)	29,280	1,294,176
Churchill Downs, Inc.	3,194	403,594
Darden Restaurants, Inc.(1)	19,207	1,216,571

12

	Shares	Value
McDonald's Corp.	7,115	$856,219
		6,055,020
Household Products — 2.9%
Clorox Co. (The)	3,979	550,654
Kimberly-Clark Corp.	6,640	912,867
Procter & Gamble Co. (The)(1)	37,840	3,203,913
		4,667,434
Industrial Conglomerates — 3.3%
3M Co.	4,658	815,709
Carlisle Cos., Inc.(1)	13,649	1,442,426
Danaher Corp.(1)	17,457	1,763,157
General Electric Co.(1)	42,870	1,349,548
		5,370,840
Insurance — 3.0%
Aflac, Inc.	12,018	867,219
Aspen Insurance Holdings Ltd.(1)	25,596	1,187,143
Hanover Insurance Group, Inc. (The)(1)	14,471	1,224,536
Prudential Financial, Inc.(1)	21,498	1,533,667
		4,812,565
Internet and Catalog Retail — 2.4%
Amazon.com, Inc.(2)	5,472	3,915,873
Internet Software and Services — 4.3%
Alphabet, Inc., Class A(1)(2)	6,455	4,541,286
Facebook, Inc., Class A(1)(2)	20,266	2,315,999
VeriSign, Inc.(2)	985	85,163
		6,942,448
IT Services — 2.8%
Cognizant Technology Solutions Corp., Class A(2)	6,800	389,232
International Business Machines Corp.(1)	16,120	2,446,694
PayPal Holdings, Inc.(1)(2)	18,497	675,325
Teradata Corp.(2)	3,399	85,213
Xerox Corp.(1)	98,443	934,224
		4,530,688
Leisure Products — 0.3%
Brunswick Corp.	2,392	108,406
Hasbro, Inc.	4,263	358,049
		466,455
Life Sciences Tools and Services — 1.4%
Bruker Corp.(1)	21,783	495,346
Thermo Fisher Scientific, Inc.(1)	12,216	1,805,036
		2,300,382
Machinery — 2.3%
ITT, Inc.	12,231	391,147
PACCAR, Inc.(1)	21,640	1,122,467
Stanley Black & Decker, Inc.(1)	14,462	1,608,464
Timken Co. (The)	21,113	647,324
		3,769,402
Media — 4.8%
AMC Networks, Inc., Class A(1)(2)	15,939	963,034
CBS Corp., Class B(1)	25,141	1,368,676
Cinemark Holdings, Inc.	29,156	1,063,028

13

	Shares	Value
Comcast Corp., Class A(1)	2,326	$151,632
MSG Networks, Inc., Class A(2)	8,317	127,583
Regal Entertainment Group, Class A	35,552	783,566
Time Warner, Inc.(1)	22,520	1,656,121
Viacom, Inc., Class B(1)	15,191	629,971
Walt Disney Co. (The)(1)	11,148	1,090,497
		7,834,108
Metals and Mining — 3.7%
Carpenter Technology Corp.(1)	39,399	1,297,409
Newmont Mining Corp.(1)	47,336	1,851,784
Nucor Corp.(1)	27,088	1,338,418
Reliance Steel & Aluminum Co.	5,314	408,647
Steel Dynamics, Inc.(1)	44,778	1,097,061
		5,993,319
Multiline Retail — 0.9%
Target Corp.(1)	21,554	1,504,900
Oil, Gas and Consumable Fuels — 4.1%
Apache Corp.	3,708	206,424
Chevron Corp.(1)	16,694	1,750,032
Exxon Mobil Corp.(1)	36,830	3,452,444
World Fuel Services Corp.(1)	24,926	1,183,736
		6,592,636
Personal Products — 0.4%
Herbalife Ltd.(1)(2)	10,492	614,097
Pharmaceuticals — 5.6%
Jazz Pharmaceuticals plc(2)	2,460	347,622
Johnson & Johnson(1)	24,940	3,025,222
Merck & Co., Inc.(1)	47,941	2,761,881
Mylan NV(1)(2)	23,603	1,020,594
Pfizer, Inc.(1)	54,089	1,904,474
		9,059,793
Real Estate Investment Trusts (REITs) — 3.7%
Host Hotels & Resorts, Inc.(1)	77,549	1,257,069
Iron Mountain, Inc.	13,047	519,662
Lamar Advertising Co., Class A(1)	22,278	1,477,031
PS Business Parks, Inc.	7,581	804,193
RLJ Lodging Trust(1)	43,499	933,054
Sunstone Hotel Investors, Inc.(1)	78,114	942,836
		5,933,845
Real Estate Management and Development — 0.7%
Realogy Holdings Corp.(1)(2)	36,376	1,055,632
Semiconductors and Semiconductor Equipment — 4.6%
Analog Devices, Inc.(1)	10,113	572,800
Applied Materials, Inc.(1)	59,059	1,415,644
Broadcom Ltd.	2,007	311,888
Intel Corp.(1)	85,100	2,791,280
NVIDIA Corp.	2,241	105,350
QUALCOMM, Inc.(1)	35,061	1,878,218
Teradyne, Inc.(1)	20,844	410,418
		7,485,598

14

	Shares	Value
Software — 7.1%
Activision Blizzard, Inc.(1)	2,066	$81,876
Adobe Systems, Inc.(2)	10,119	969,299
Cadence Design Systems, Inc.(1)(2)	48,065	1,167,979
Electronic Arts, Inc.(2)	9,151	693,280
Mentor Graphics Corp.(1)	21,300	452,838
Microsoft Corp.(1)	74,705	3,822,655
Oracle Corp.(1)	57,268	2,343,979
Synopsys, Inc.(1)(2)	25,422	1,374,822
VMware, Inc., Class A(2)	11,163	638,747
		11,545,475
Specialty Retail — 2.7%
American Eagle Outfitters, Inc.(1)	75,842	1,208,163
Best Buy Co., Inc.	31,752	971,611
Foot Locker, Inc.(1)	20,595	1,129,842
Michaels Cos., Inc. (The)(2)	18,434	524,263
Williams-Sonoma, Inc.	9,758	508,684
		4,342,563
Technology Hardware, Storage and Peripherals — 3.9%
Apple, Inc.(1)	43,499	4,158,504
EMC Corp.(1)	68,390	1,858,156
HP, Inc.	13,091	164,292
NetApp, Inc.	4,230	104,016
		6,284,968
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)(2)	65,732	1,433,615
Tobacco — 1.1%
Philip Morris International, Inc.(1)	16,950	1,724,154
Trading Companies and Distributors — 0.6%
HD Supply Holdings, Inc.(1)(2)	25,505	888,084
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.(1)(2)	21,654	936,969
TOTAL COMMON STOCKS (Cost $184,993,861)		206,882,280
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $1,820,769), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $1,781,010)		1,781,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,343	1,343
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,782,343)		1,782,343
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.0% (Cost $186,776,204)		208,664,623
COMMON STOCKS SOLD SHORT — (29.0)%
Aerospace and Defense — (0.4)%
Hexcel Corp.	(17,069)	(710,753)
Airlines — (0.6)%
Spirit Airlines, Inc.	(22,341)	(1,002,441)
Biotechnology — (0.6)%
Bluebird Bio, Inc.	(6,548)	(283,463)
Neurocrine Biosciences, Inc.	(2,432)	(110,534)
Radius Health, Inc.	(6,185)	(227,299)

15

	Shares	Value
Ultragenyx Pharmaceutical, Inc.	(7,155)	$(349,951)
		(971,247)
Chemicals — (1.5)%
CF Industries Holdings, Inc.	(41,028)	(988,775)
Olin Corp.	(56,813)	(1,411,235)
		(2,400,010)
Commercial Services and Supplies — (1.4)%
Covanta Holding Corp.	(57,199)	(940,924)
Waste Connections, Inc.	(17,184)	(1,238,107)
		(2,179,031)
Communications Equipment — (0.1)%
EchoStar Corp., Class A	(5,616)	(222,955)
Containers and Packaging — (0.4)%
Ball Corp.	(9,451)	(683,213)
Distributors — (0.3)%
LKQ Corp.	(17,692)	(560,836)
Diversified Financial Services — (0.7)%
Leucadia National Corp.	(67,347)	(1,167,123)
Diversified Telecommunication Services — (0.7)%
Frontier Communications Corp.	(157,020)	(775,679)
Zayo Group Holdings, Inc.	(11,960)	(334,043)
		(1,109,722)
Electric Utilities — (0.6)%
PNM Resources, Inc.	(26,237)	(929,839)
Electronic Equipment, Instruments and Components — (0.4)%
Anixter International, Inc.	(10,531)	(561,092)
Food Products — (1.0)%
J&J Snack Foods Corp.	(8,498)	(1,013,556)
WhiteWave Foods Co. (The), Class A	(11,753)	(551,686)
		(1,565,242)
Health Care Providers and Services — (2.9)%
Acadia Healthcare Co., Inc.	(19,386)	(1,073,985)
Brookdale Senior Living, Inc.	(56,903)	(878,582)
Centene Corp.	(4,571)	(326,232)
Envision Healthcare Holdings, Inc.	(8,955)	(227,188)
Henry Schein, Inc.	(2,341)	(413,889)
Patterson Cos., Inc.	(6,818)	(326,514)
Premier, Inc., Class A	(9,677)	(316,438)
Team Health Holdings, Inc.	(28,191)	(1,146,528)
		(4,709,356)
Hotels, Restaurants and Leisure — (0.9)%
Chipotle Mexican Grill, Inc.	(745)	(300,056)
MGM Resorts International	(47,467)	(1,074,179)
Texas Roadhouse, Inc.	(2,032)	(92,659)
		(1,466,894)
Household Durables — (0.9)%
CalAtlantic Group, Inc.	(26,347)	(967,198)
Lennar Corp., Class A	(9,786)	(451,135)
		(1,418,333)
Insurance — (1.4)%
Assurant, Inc.	(13,622)	(1,175,715)

16

	Shares	Value
MBIA, Inc.	(131,996)	$(901,533)
ProAssurance Corp.	(2,784)	(149,083)
		(2,226,331)
Internet Software and Services — (0.1)%
Yahoo!, Inc.	(5,072)	(190,504)
IT Services — (1.6)%
DST Systems, Inc.	(942)	(109,677)
EPAM Systems, Inc.	(11,501)	(739,629)
Fidelity National Information Services, Inc.	(8,255)	(608,229)
MAXIMUS, Inc.	(19,555)	(1,082,760)
		(2,540,295)
Marine — (0.7)%
Kirby Corp.	(18,228)	(1,137,245)
Media — (1.2)%
Lions Gate Entertainment Corp.	(11,252)	(227,628)
Loral Space & Communications, Inc.	(20,714)	(730,582)
Tribune Media Co.	(23,321)	(913,717)
		(1,871,927)
Metals and Mining — (2.3)%
Allegheny Technologies, Inc.	(20,024)	(255,306)
Compass Minerals International, Inc.	(13,054)	(968,476)
Hecla Mining Co.	(217,035)	(1,106,879)
Royal Gold, Inc.	(19,617)	(1,412,816)
		(3,743,477)
Multiline Retail — (0.7)%
Dollar Tree, Inc.	(12,229)	(1,152,461)
Oil, Gas and Consumable Fuels — (0.2)%
SemGroup Corp., Class A	(7,389)	(240,586)
Paper and Forest Products — (0.9)%
Louisiana-Pacific Corp.	(81,890)	(1,420,791)
Pharmaceuticals — (0.8)%
Medicines Co. (The)	(29,033)	(976,380)
Nektar Therapeutics	(26,495)	(377,024)
		(1,353,404)
Real Estate Investment Trusts (REITs) — (0.1)%
Potlatch Corp.	(3,416)	(116,485)
Real Estate Management and Development — (0.6)%
Howard Hughes Corp. (The)	(4,253)	(486,203)
Kennedy-Wilson Holdings, Inc.	(24,319)	(461,089)
		(947,292)
Road and Rail — (0.7)%
Genesee & Wyoming, Inc., Class A	(20,195)	(1,190,495)
Semiconductors and Semiconductor Equipment — (0.5)%
MACOM Technology Solutions Holdings, Inc.	(24,883)	(820,641)
Software — (0.5)%
CDK Global, Inc.	(3,510)	(194,770)
SS&C Technologies Holdings, Inc.	(24,210)	(679,817)
		(874,587)
Specialty Retail — (1.9)%
Cabela's, Inc.	(8,471)	(424,058)
CarMax, Inc.	(20,636)	(1,011,783)

17

	Shares	Value
CST Brands, Inc.	(28,598)	$(1,232,002)
Guess?, Inc.	(30,013)	(451,696)
		(3,119,539)
Textiles, Apparel and Luxury Goods — (0.4)%
G-III Apparel Group Ltd.	(15,051)	(688,132)
Transportation Infrastructure — (0.7)%
Macquarie Infrastructure Corp.	(15,240)	(1,128,522)
Water Utilities — (0.2)%
Aqua America, Inc.	(6,959)	(248,158)
Wireless Telecommunication Services — (0.1)%
United States Cellular Corp.	(4,232)	(166,191)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $48,501,070)		(46,835,150)
OTHER ASSETS AND LIABILITIES†		(25,378)
TOTAL NET ASSETS — 100.0%		$161,804,095

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $148,480,911.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $186,776,204)	$208,664,623
Deposits with broker for securities sold short	19,630
Receivable for capital shares sold	623
Dividends and interest receivable	202,261
208,887,137

Liabilities
Securities sold short, at value (proceeds of $48,501,070)	46,835,150
Payable for capital shares redeemed	6,658
Accrued management fees	170,484
Distribution and service fees payable	461
Dividend expense payable on securities sold short	35,115
Broker fees and charges payable on securities sold short	33,991
Accrued other expenses	1,183
47,083,042

Net Assets	$161,804,095

Net Assets Consist of:
Capital (par value and paid-in surplus)	$145,183,463
Accumulated net realized loss	(6,933,707)
Net unrealized appreciation	23,554,339
$161,804,095

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$159,174,206	12,927,247	$12.31
Institutional Class, $0.01 Par Value	$1,381,224	112,235	$12.31
A Class, $0.01 Par Value	$882,466	71,762	$12.30*
C Class, $0.01 Par Value	$309,684	25,621	$12.09
R Class, $0.01 Par Value	$56,515	4,610	$12.26
*Maximum offering price $13.05 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends	$4,351,631
Interest	3,152
4,354,783

Expenses:
Dividend expense on securities sold short	557,797
Broker fees and charges on securities sold short	388,394
Management fees	2,079,336
Distribution and service fees:
A Class	1,882
C Class	4,972
R Class	137
Directors' fees and expenses	9,433
Other expenses	1,509
3,043,460

Net investment income (loss)	1,311,323

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,504,729)
Securities sold short transactions	3,153,584
Foreign currency transactions	116
(6,351,029)

Change in net unrealized appreciation (depreciation) on:
Investments	(919,913)
Securities sold short	2,596,481
1,676,568

Net realized and unrealized gain (loss)	(4,674,461)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,363,138)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$1,311,323	$1,349,221
Net realized gain (loss)	(6,351,029)	19,838,312
Change in net unrealized appreciation (depreciation)	1,676,568	(13,642,770)
Net increase (decrease) in net assets resulting from operations	(3,363,138)	7,544,763

Distributions to Shareholders
From net investment income:
Investor Class	(1,287,596)	(1,232,745)
Institutional Class	(16,067)	(26,296)
A Class	(5,852)	(4,050)
C Class	(1,059)	—
R Class	(302)	(277)
From net realized gains:
Investor Class	(13,258,512)	(18,776,418)
Institutional Class	(129,583)	(402,248)
A Class	(64,406)	(95,019)
C Class	(44,210)	(78,672)
R Class	(1,535)	(22,123)
Decrease in net assets from distributions	(14,809,122)	(20,637,848)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,089,322	23,670,442

Net increase (decrease) in net assets	(5,082,938)	10,577,357

Net Assets
Beginning of period	166,887,033	156,309,676
End of period	$161,804,095	$166,887,033

Undistributed net investment income	—	$57,387

See Notes to Financial Statements.

21

Statement of Cash Flows

YEAR ENDED JUNE 30, 2016
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$(3,363,138)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(162,754,793)
Proceeds from investments sold	159,632,170
Purchases to cover securities sold short	(59,477,902)
Proceeds from securities sold short	62,878,220
(Increase) decrease in short-term investments	(227,372)
(Increase) decrease in deposits with broker for securities sold short	136,393
(Increase) decrease in receivable for investments sold	10,043,312
(Increase) decrease in dividends and interest receivable	19,752
Increase (decrease) in payable for investments purchased	(9,861,119)
Increase (decrease) in accrued management fees	(10,636)
Increase (decrease) in distribution and service fees payable	(322)
Increase (decrease) in dividend expense payable on securities sold short	10,769
Increase (decrease) in broker fees and charges payable on securities sold short	33,991
Increase (decrease) in accrued other expenses	1,183
Change in net unrealized (appreciation) depreciation on investments	919,913
Net realized (gain) loss on investment transactions	9,504,729
Change in net unrealized (appreciation) depreciation on securities sold short	(2,596,481)
Net realized (gain) loss on securities sold short transactions	(3,153,584)
Net cash from (used in) operating activities	1,735,085

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	6,493,852
Payments for shares redeemed	(8,176,458)
Distributions paid, net of reinvestments	(52,479)
Net cash from (used in) financing activities	(1,735,085)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $14,756,643.

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

23

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions

24

of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 93% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.29% for the Investor Class, A Class, C Class and R Class and 1.09% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

25

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $269,919 and $2,224,667, respectively.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2016 were $222,230,253 and $222,204,753, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	432,523	$5,333,145	1,406,752	$20,361,600
Issued in reinvestment of distributions	1,175,741	14,493,629	1,445,917	19,965,882
Redeemed	(486,853)	(6,311,730)	(874,930)	(12,704,161)
	1,121,411	13,515,044	1,977,739	27,623,321
Institutional Class/Shares Authorized	25,000,000		30,000,000
Sold	50,649	663,297	3,136	48,379
Issued in reinvestment of distributions	11,796	145,650	30,989	428,544
Redeemed	(84,009)	(1,105,435)	(296,499)	(4,411,976)
	(21,564)	(296,488)	(262,374)	(3,935,053)
A Class/Shares Authorized	15,000,000		15,000,000
Sold	25,629	319,890	11,300	166,833
Issued in reinvestment of distributions	5,706	70,258	7,183	99,069
Redeemed	(17,458)	(216,881)	(10,400)	(149,820)
	13,877	173,267	8,083	116,082
C Class/Shares Authorized	15,000,000		15,000,000
Sold	9,466	126,047	10,465	147,523
Issued in reinvestment of distributions	3,734	45,269	5,781	78,672
Redeemed	(41,357)	(521,268)	(13,629)	(202,879)
	(28,157)	(349,952)	2,617	23,316
R Class/Shares Authorized	15,000,000		15,000,000
Sold	3,980	48,203	1,175	16,782
Issued in reinvestment of distributions	150	1,837	1,630	22,400
Redeemed	(203)	(2,589)	(13,801)	(196,406)
	3,927	47,451	(10,996)	(157,224)
Net increase (decrease)	1,089,494	$13,089,322	1,715,069	$23,670,442

26

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$206,882,280	—	—
Temporary Cash Investments	1,343	$1,781,000	—
	$206,883,623	$1,781,000	—

Liabilities
Securities Sold Short
Common Stocks	$46,835,150	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

27

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,310,764	$2,984,097
Long-term capital gains	$13,498,358	$17,653,751

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$186,786,794
Gross tax appreciation of investments	$29,857,599
Gross tax depreciation of investments	(7,979,770)
Net tax appreciation (depreciation) of investments	21,877,829
Net tax appreciation (depreciation) on securities sold short	1,651,145
Net tax appreciation (depreciation)	$23,528,974
Undistributed ordinary income	—
Accumulated short-term capital losses	$(6,908,342)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$13.85	0.10	(0.40)	(0.30)	(0.10)	(1.14)	(1.24)	$12.31	(2.13)%	1.89%	1.30%	0.82%	107%	$159,174
2015	$15.12	0.12	0.59	0.71	(0.11)	(1.87)	(1.98)	$13.85	4.84%	1.73%	1.30%	0.82%	106%	$163,487
2014	$12.84	0.10	3.25	3.35	(0.11)	(0.96)	(1.07)	$15.12	26.86%	1.77%	1.30%	0.69%	104%	$148,620
2013	$10.79	0.14	2.23	2.37	(0.14)	(0.18)	(0.32)	$12.84	22.33%	1.87%	1.30%	1.15%	107%	$114,444
2012(3)	$10.00	0.03	0.76	0.79	—(4)	—	—(4)	$10.79	7.95%	2.06%(5)	1.31%(5)	0.39%(5)	105%	$84,116
Institutional Class
2016	$13.85	0.13	(0.39)	(0.26)	(0.14)	(1.14)	(1.28)	$12.31	(1.91)%	1.69%	1.10%	1.02%	107%	$1,381
2015	$15.13	0.15	0.57	0.72	(0.13)	(1.87)	(2.00)	$13.85	5.04%	1.53%	1.10%	1.02%	106%	$1,854
2014	$12.84	0.13	3.26	3.39	(0.14)	(0.96)	(1.10)	$15.13	27.19%	1.57%	1.10%	0.89%	104%	$5,993
2013	$10.80	0.15	2.25	2.40	(0.18)	(0.18)	(0.36)	$12.84	22.45%	1.67%	1.10%	1.35%	107%	$4,427
2012(3)	$10.00	0.06	0.75	0.81	(0.01)	—	(0.01)	$10.80	8.19%	1.86%(5)	1.11%(5)	0.59%(5)	105%	$534
A Class
2016	$13.84	0.07	(0.39)	(0.32)	(0.08)	(1.14)	(1.22)	$12.30	(2.35)%	2.14%	1.55%	0.57%	107%	$882
2015	$15.12	0.08	0.58	0.66	(0.07)	(1.87)	(1.94)	$13.84	4.59%	1.98%	1.55%	0.57%	106%	$801
2014	$12.84	0.06	3.25	3.31	(0.07)	(0.96)	(1.03)	$15.12	26.55%	2.02%	1.55%	0.44%	104%	$753
2013	$10.78	0.10	2.24	2.34	(0.10)	(0.18)	(0.28)	$12.84	22.01%	2.12%	1.55%	0.90%	107%	$515
2012(3)	$10.00	0.04	0.74	0.78	—(4)	—	—(4)	$10.78	7.80%	2.31%(5)	1.56%(5)	0.14%(5)	105%	$231

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$13.69	(0.02)	(0.40)	(0.42)	(0.04)	(1.14)	(1.18)	$12.09	(3.09)%	2.89%	2.30%	(0.18)%	107%	$310
2015	$15.01	(0.03)	0.58	0.55	—	(1.87)	(1.87)	$13.69	3.77%	2.73%	2.30%	(0.18)%	106%	$736
2014	$12.78	(0.05)	3.24	3.19	—	(0.96)	(0.96)	$15.01	25.66%	2.77%	2.30%	(0.31)%	104%	$768
2013	$10.73	0.01	2.22	2.23	—	(0.18)	(0.18)	$12.78	20.99%	2.87%	2.30%	0.15%	107%	$449
2012(3)	$10.00	—(4)	0.73	0.73	—	—	—	$10.73	7.30%	3.06%(5)	2.31%(5)	(0.61)%(5)	105%	$112
R Class
2016	$13.83	0.03	(0.39)	(0.36)	(0.07)	(1.14)	(1.21)	$12.26	(2.62)%	2.39%	1.80%	0.32%	107%	$57
2015	$15.11	0.04	0.59	0.63	(0.04)	(1.87)	(1.91)	$13.83	4.28%	2.23%	1.80%	0.32%	106%	$9
2014	$12.83	0.03	3.25	3.28	(0.04)	(0.96)	(1.00)	$15.11	26.27%	2.27%	1.80%	0.19%	104%	$176
2013	$10.76	0.08	2.23	2.31	(0.06)	(0.18)	(0.24)	$12.83	21.70%	2.37%	1.80%	0.65%	107%	$137
2012(3)	$10.00	0.03	0.73	0.76	—	—	—	$10.76	7.60%	2.56%(5)	1.81%(5)	(0.11)%(5)	105%	$112

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

31

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

34

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

35

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

36

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

39

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $1,310,764, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $13,498,358, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89958 1608

Annual Report

June 30, 2016

Disciplined Growth Fund

47

48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	-2.08%	10.48%	7.72%	—	9/30/05
Russell 1000 Growth Index	—	3.02%	12.33%	8.77%	—	—
Institutional Class	ADCIX	-1.95%	10.70%	7.93%	—	9/30/05
A Class	ADCVX				—	9/30/05
No sales charge		-2.35%	10.21%	7.45%	—
With sales charge		-7.95%	8.92%	6.82%	—
C Class	ADCCX	-3.11%	9.39%	—	5.35%	9/28/07
R Class	ADRRX	-2.60%	9.93%	7.18%	—	9/30/05
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $21,050

Russell 1000 Growth Index — $23,205

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.02%	0.82%	1.27%	2.02%	1.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Lynette Pang

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

Disciplined Growth returned -2.08%* for the fiscal year ended June 30, 2016, compared with the 3.02% return of its benchmark, the Russell 1000 Growth Index.

Disciplined Growth declined during the 12-month period, underperforming its benchmark, the Russell 1000 Growth Index. Stock selection in the consumer discretionary sector was a leading detractor from fund results, although industrials and financials holdings were also key underperformers. Conversely, positioning in telecommunication services and materials aided relative returns, as did information technology sector holdings.

Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation factors detracted from selection results, while quality and growth were supportive. Sentiment factors were largely neutral.

Consumer Discretionary Sector Pressured Results

Consumer discretionary sector holdings were key drivers of the fund’s underperformance during the 12-month period. An overweight position, relative to the benchmark, in GoPro detracted as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. An overweight position in specialty retailer Aaron’s also pressured results. The company’s stock slumped as lower same-store sales and significant escalation in bad debt expense caused the rent-to-own home goods retailer to miss quarterly earnings and revenue expectations and lower its future guidance. An overweight position in restaurant franchise operator Brinker International dampened results due to softer-than-expected sales at its Chili’s casual restaurants. We subsequently exited the portfolio’s stake in each position.

The fund’s industrials holdings also weighed on returns, led by an overweight position in United Continental Holdings. The airline weakened on disappointing financial results, driven by declining unit revenue due in part to a strong dollar and subsequently lower demand from international travelers. At home, falling oil prices earlier in the year hurt travel demand in its Houston hub, the center of the U.S. energy industry, contributing to management’s disappointing second-quarter outlook. Our investment in the stock is supported by above-average profiles across all factors.

A number of positions in the financials sector weighed on the fund’s returns. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio overweight, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. We ultimately liquidated our position in the holding. Elsewhere, several health care stocks pressured fund returns including an overweight position in Biogen. The biopharmaceutical holding’s share price fell sharply on disappointing revenue and lowered earnings guidance for 2015 as a result of declining sales of its Tecfidera multiple sclerosis treatment. Nevertheless, we believe the holding’s attractive valuation and growth characteristics support our positioning.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Telecommunication Services Aided Returns

Telecommunication services sector positioning contributed to the fund’s relative returns, especially overweight exposure to a number of diversified telecommunication services providers. An overweight in Verizon Communications aided fund results after the telecommunications giant surpassed quarterly financial expectations on solid subscriber growth in its mobile and FiOS divisions. Positioning in the materials sector also benefited relative returns, although no single holding was a leading contributor.

Semiconductor manufacturers helped to bolster information technology returns, positioning that sector as a key contributor. Key outperformance came from an overweight position in Applied Materials. The semiconductor maker’s shares moved up on the heels of strong quarterly earnings reports and higher future guidance as the company captured market share from competitors and anticipated higher demand. Key sector contribution also stemmed from Cadence Design Systems, a maker of hardware and software products for validating chip designs, whose fourth-quarter financial results beat Wall Street expectations, due in part to strong sales of its new Palladium Z1 enterprise emulation platform. We opted to lock in gains and sold our stake in the holding.

Positioning in the energy sector, particularly an underweight to oil, gas and consumable fuels holdings, benefited results as oil prices sank to their lowest levels since early 2009 on widening oversupply and uncertain future demand during the first half of the year. In this environment, not holding natural gas processer Williams Companies was beneficial as its stock price declined steeply on weak energy sector returns. Elsewhere, an overweight position in Tyson Foods was beneficial as the poultry processor’s stock price reached new highs after beating quarterly earnings projections and raising future profit guidance.

A Look Ahead

At period-end, information technology and consumer staples were the fund’s largest overweight positions on a sector basis. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. In consumer staples, we are finding opportunities in household goods manufacturers. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The consumer discretionary and financials sectors, both portfolio underweights, continue to face challenges, in our opinion. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. We find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	4.8%
Apple, Inc.	4.2%
Amazon.com, Inc.	3.4%
Facebook, Inc., Class A	3.2%
Microsoft Corp.	3.0%
Walt Disney Co. (The)	2.4%
PepsiCo, Inc.	2.1%
Amgen, Inc.	1.9%
AbbVie, Inc.	1.8%
Verizon Communications, Inc.	1.8%

Top Five Industries	% of net assets
Software	9.2%
Internet Software and Services	8.7%
Biotechnology	8.0%
Media	6.3%
Technology Hardware, Storage and Peripherals	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.50	$5.13	1.03%
Institutional Class	$1,000	$1,005.40	$4.14	0.83%
A Class	$1,000	$1,003.40	$6.38	1.28%
C Class	$1,000	$999.40	$10.09	2.03%
R Class	$1,000	$1,001.70	$7.61	1.53%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.17	1.03%
Institutional Class	$1,000	$1,020.74	$4.17	0.83%
A Class	$1,000	$1,018.50	$6.42	1.28%
C Class	$1,000	$1,014.77	$10.17	2.03%
R Class	$1,000	$1,017.26	$7.67	1.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.6%
B/E Aerospace, Inc.	172,147	$7,948,888
Boeing Co. (The)	106,404	13,818,687
Honeywell International, Inc.	8,308	966,387
		22,733,962
Airlines — 2.4%
Delta Air Lines, Inc.	166,908	6,080,458
Hawaiian Holdings, Inc.(1)	142,509	5,409,642
JetBlue Airways Corp.(1)	404,259	6,694,529
United Continental Holdings, Inc.(1)	68,831	2,824,824
		21,009,453
Auto Components — 0.9%
Cooper-Standard Holding, Inc.(1)	15,758	1,244,724
Lear Corp.	62,167	6,326,114
		7,570,838
Beverages — 2.9%
Coca-Cola Co. (The)	169,398	7,678,811
PepsiCo, Inc.	171,991	18,220,727
		25,899,538
Biotechnology — 8.0%
AbbVie, Inc.	262,988	16,281,587
Amgen, Inc.	112,786	17,160,390
Biogen, Inc.(1)	37,551	9,080,583
Celgene Corp.(1)	107,352	10,588,128
Gilead Sciences, Inc.	174,778	14,579,981
Incyte Corp.(1)	11,382	910,332
United Therapeutics Corp.(1)	19,265	2,040,549
		70,641,550
Building Products — 0.3%
USG Corp.(1)	103,840	2,799,526
Capital Markets — 0.5%
Federated Investors, Inc., Class B	153,385	4,414,420
Chemicals — 2.6%
Air Products & Chemicals, Inc.	70,148	9,963,822
PPG Industries, Inc.	85,903	8,946,797
Sherwin-Williams Co. (The)	14,661	4,305,496
		23,216,115
Communications Equipment — 1.1%
Arista Networks, Inc.(1)	68,913	4,436,619
Ciena Corp.(1)	284,454	5,333,513
F5 Networks, Inc.(1)	29	3,301
		9,773,433
Consumer Finance — 0.1%
American Express Co.	20,333	1,235,433
Containers and Packaging — 0.2%
Avery Dennison Corp.	20,043	1,498,214

10

	Shares	Value
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	159,905	$6,909,495
Verizon Communications, Inc.	287,350	16,045,624
		22,955,119
Food and Staples Retailing — 2.0%
CVS Health Corp.	31,295	2,996,183
Sysco Corp.	144,870	7,350,704
Walgreens Boots Alliance, Inc.	87,613	7,295,535
		17,642,422
Food Products — 4.3%
Campbell Soup Co.	45,242	3,009,950
General Mills, Inc.	153,422	10,942,057
Hormel Foods Corp.	209,068	7,651,889
Ingredion, Inc.	61,120	7,909,539
Tyson Foods, Inc., Class A	125,220	8,363,444
		37,876,879
Gas Utilities — 0.2%
Southwest Gas Corp.	18,288	1,439,448
Health Care Equipment and Supplies — 4.3%
Baxter International, Inc.	28,430	1,285,605
Becton Dickinson and Co.	47,267	8,016,010
Boston Scientific Corp.(1)	229,677	5,367,551
C.R. Bard, Inc.	39,025	9,177,119
Hologic, Inc.(1)	159,286	5,511,296
ResMed, Inc.	128,822	8,145,415
		37,502,996
Health Care Providers and Services — 3.0%
AmerisourceBergen Corp.	88,880	7,049,962
Express Scripts Holding Co.(1)	145,907	11,059,751
Laboratory Corp. of America Holdings(1)	34,293	4,467,349
UnitedHealth Group, Inc.	27,801	3,925,501
		26,502,563
Health Care Technology — 0.4%
Medidata Solutions, Inc.(1)	71,980	3,373,703
Hotels, Restaurants and Leisure — 3.0%
Bob Evans Farms, Inc.	38,212	1,450,145
Churchill Downs, Inc.	32,186	4,067,023
Darden Restaurants, Inc.	113,992	7,220,253
McDonald's Corp.	89,431	10,762,127
Starbucks Corp.	48,700	2,781,744
		26,281,292
Household Products — 2.1%
Clorox Co. (The)	62,305	8,622,389
Kimberly-Clark Corp.	69,484	9,552,660
		18,175,049
Industrial Conglomerates — 2.0%
3M Co.	6,379	1,117,091
Carlisle Cos., Inc.	78,540	8,300,107
Danaher Corp.	77,403	7,817,703
		17,234,901

11

	Shares	Value
Insurance — 1.1%
Aon plc	1,727	$188,640
Arthur J. Gallagher & Co.	162,880	7,753,088
Universal Insurance Holdings, Inc.	110,630	2,055,506
		9,997,234
Internet and Catalog Retail — 3.6%
Amazon.com, Inc.(1)	41,526	29,716,836
Shutterfly, Inc.(1)	38,096	1,775,655
		31,492,491
Internet Software and Services — 8.7%
Alphabet, Inc., Class A(1)	59,878	42,125,969
Facebook, Inc., Class A(1)	249,827	28,550,230
GoDaddy, Inc., Class A(1)	121,479	3,788,930
j2 Global, Inc.	31,776	2,007,290
Twitter, Inc.(1)	31,867	538,871
		77,011,290
IT Services — 4.2%
CoreLogic, Inc.(1)	39,780	1,530,734
CSG Systems International, Inc.	154,124	6,212,738
Global Payments, Inc.	78,291	5,588,412
International Business Machines Corp.	94,963	14,413,484
PayPal Holdings, Inc.(1)	26,866	980,878
Syntel, Inc.(1)	10,580	478,851
Teradata Corp.(1)	33,223	832,901
Travelport Worldwide Ltd.	132,574	1,708,879
Visa, Inc., Class A	75,426	5,594,346
		37,341,223
Leisure Products — 0.6%
Smith & Wesson Holding Corp.(1)	178,134	4,841,682
Life Sciences Tools and Services — 0.8%
Bruker Corp.	54,440	1,237,966
Thermo Fisher Scientific, Inc.	38,878	5,744,613
		6,982,579
Machinery — 0.9%
Stanley Black & Decker, Inc.	9,034	1,004,762
Toro Co. (The)	76,667	6,762,029
		7,766,791
Media — 6.3%
AMC Networks, Inc., Class A(1)	67,136	4,056,357
CBS Corp., Class B	101,151	5,506,660
Cinemark Holdings, Inc.	69,939	2,549,976
Comcast Corp., Class A	79,415	5,177,064
Time Warner, Inc.	123,051	9,049,171
Viacom, Inc., Class B	203,854	8,453,825
Walt Disney Co. (The)	212,308	20,767,969
		55,561,022
Metals and Mining — 0.7%
Steel Dynamics, Inc.	256,213	6,277,219
Multiline Retail — 0.8%
Target Corp.	101,547	7,090,012

12

	Shares	Value
Pharmaceuticals — 1.6%
Bristol-Myers Squibb Co.	37,117	$2,729,955
Johnson & Johnson	19,495	2,364,743
Merck & Co., Inc.	94,980	5,471,798
Mylan NV(1)	30,029	1,298,454
Pfizer, Inc.	59,180	2,083,728
		13,948,678
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	87,523	9,943,488
Armada Hoffler Properties, Inc.	27,464	377,355
		10,320,843
Semiconductors and Semiconductor Equipment — 3.1%
Applied Materials, Inc.	345,219	8,274,899
Broadcom Ltd.	8,492	1,319,657
Intel Corp.	247,421	8,115,409
NVIDIA Corp.	41,438	1,948,000
QUALCOMM, Inc.	150,689	8,072,410
		27,730,375
Software — 9.2%
Adobe Systems, Inc.(1)	121,625	11,650,459
Citrix Systems, Inc.(1)	73,255	5,866,993
Electronic Arts, Inc.(1)	129,897	9,840,997
Intuit, Inc.	81,310	9,075,009
Manhattan Associates, Inc.(1)	5,884	377,341
Microsoft Corp.	520,927	26,655,834
Oracle Corp.	176,381	7,219,274
salesforce.com, inc.(1)	106,580	8,463,518
VMware, Inc., Class A(1)	33,418	1,912,178
		81,061,603
Specialty Retail — 3.0%
American Eagle Outfitters, Inc.	468,287	7,459,812
Foot Locker, Inc.	106,873	5,863,053
Home Depot, Inc. (The)	50,308	6,423,829
Michaels Cos., Inc. (The)(1)	92,128	2,620,120
Williams-Sonoma, Inc.	80,723	4,208,090
		26,574,904
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	387,635	37,057,906
EMC Corp.	258,316	7,018,446
		44,076,352
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	109,514	2,388,500
Tobacco — 1.5%
Altria Group, Inc.	64,364	4,438,541
Philip Morris International, Inc.	89,326	9,086,241
		13,524,782
Trading Companies and Distributors — 0.8%
HD Supply Holdings, Inc.(1)	197,072	6,862,047
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.(1)	75,172	3,252,692
TOTAL COMMON STOCKS (Cost $790,556,298)		873,879,173

13

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $7,409,438), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $7,262,040)		$7,262,000
State Street Institutional Liquid Reserves Fund, Premier Class	5,067	5,067
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,267,067)		7,267,067
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $797,823,365)		881,146,240
OTHER ASSETS AND LIABILITIES — (0.1)%		(799,283)
TOTAL NET ASSETS — 100.0%		$880,346,957

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $797,823,365)	$881,146,240
Receivable for investments sold	7,319,851
Receivable for capital shares sold	403,625
Dividends and interest receivable	757,854
889,627,570

Liabilities
Payable for investments purchased	6,808,969
Payable for capital shares redeemed	1,686,554
Accrued management fees	685,792
Distribution and service fees payable	70,271
Accrued other expenses	29,027
9,280,613

Net Assets	$880,346,957

Net Assets Consist of:
Capital (par value and paid-in surplus)	$849,096,099
Undistributed net investment income	267,990
Accumulated net realized loss	(52,340,007)
Net unrealized appreciation	83,322,875
$880,346,957

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$370,901,126	20,201,936	$18.36
Institutional Class, $0.01 Par Value	$318,575,842	17,301,818	$18.41
A Class, $0.01 Par Value	$133,041,728	7,279,094	$18.28*
C Class, $0.01 Par Value	$45,049,811	2,567,920	$17.54
R Class, $0.01 Par Value	$12,778,450	707,368	$18.06
*Maximum offering price $19.40 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends	$16,645,225
Interest	6,150
16,651,375

Expenses:
Management fees	9,441,248
Distribution and service fees:
A Class	384,347
C Class	483,111
R Class	67,696
Directors' fees and expenses	58,927
Other expenses	48,433
10,483,762

Net investment income (loss)	6,167,613

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(50,302,756)
Change in net unrealized appreciation (depreciation) on investments	17,824,145

Net realized and unrealized gain (loss)	(32,478,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,310,998)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$6,167,613	$5,608,117
Net realized gain (loss)	(50,302,756)	28,675,321
Change in net unrealized appreciation (depreciation)	17,824,145	6,359,529
Net increase (decrease) in net assets resulting from operations	(26,310,998)	40,642,967

Distributions to Shareholders
From net investment income:
Investor Class	(2,500,197)	(2,671,637)
Institutional Class	(2,715,100)	(2,014,427)
A Class	(741,706)	(490,407)
C Class	(100,599)	—
R Class	(56,992)	(18,566)
From net realized gains:
Investor Class	(6,223,594)	(18,348,244)
Institutional Class	(4,767,664)	(5,613,156)
A Class	(2,177,250)	(5,223,057)
C Class	(716,902)	(1,471,637)
R Class	(188,083)	(294,749)
Decrease in net assets from distributions	(20,188,087)	(36,145,880)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(185,657,854)	728,536,103

Net increase (decrease) in net assets	(232,156,939)	733,033,190

Net Assets
Beginning of period	1,112,503,896	379,470,706
End of period	$880,346,957	$1,112,503,896

Undistributed net investment income	$267,990	$311,872

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.02% for the Investor Class, A Class, C Class and R Class and 0.82% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,632,122 and $21,300,391, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $1,114,124,736 and $1,311,141,329, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	5,847,975	$107,729,732	21,236,844	$406,035,361
Issued in reinvestment of distributions	462,419	8,480,658	1,099,840	20,609,340
Redeemed	(12,349,400)	(227,091,954)	(8,122,681)	(156,118,768)
	(6,039,006)	(110,881,564)	14,214,003	270,525,933
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	5,461,873	101,292,787	20,277,130	392,872,857
Issued in reinvestment of distributions	298,670	5,498,045	283,822	5,357,757
Redeemed	(7,838,683)	(145,312,571)	(2,576,823)	(50,045,269)
	(2,078,140)	(38,521,739)	17,984,129	348,185,345
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,948,114	35,961,434	6,484,498	124,219,376
Issued in reinvestment of distributions	142,543	2,603,369	275,678	5,138,431
Redeemed	(3,891,117)	(70,909,356)	(2,769,790)	(52,912,280)
	(1,800,460)	(32,344,553)	3,990,386	76,445,527
C Class/Shares Authorized	20,000,000		20,000,000
Sold	427,817	7,581,525	1,569,146	29,150,005
Issued in reinvestment of distributions	42,542	747,140	74,840	1,343,387
Redeemed	(637,771)	(11,195,176)	(262,184)	(4,852,263)
	(167,412)	(2,866,511)	1,381,802	25,641,129
R Class/Shares Authorized	20,000,000		20,000,000
Sold	132,560	2,411,524	568,739	10,787,048
Issued in reinvestment of distributions	13,566	245,075	16,996	313,315
Redeemed	(203,493)	(3,700,086)	(176,423)	(3,362,194)
	(57,367)	(1,043,487)	409,312	7,738,169
Net increase (decrease)	(10,142,385)	$(185,657,854)	37,979,632	$728,536,103

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$873,879,173	—	—
Temporary Cash Investments	5,067	$7,262,000	—
	$873,884,240	$7,262,000	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$14,740,532	$17,573,781
Long-term capital gains	$5,447,555	$18,572,099

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$800,211,479
Gross tax appreciation of investments	$100,896,529
Gross tax depreciation of investments	(19,961,768)
Net tax appreciation (depreciation) of investments	$80,934,761
Undistributed ordinary income	$267,990
Accumulated short-term capital losses	$(49,951,893)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$19.15	0.12	(0.53)	(0.41)	(0.12)	(0.26)	(0.38)	$18.36	(2.08)%	1.03%	0.64%	113%	$370,901
2015	$18.82	0.14	1.09	1.23	(0.11)	(0.79)	(0.90)	$19.15	6.59%	1.02%	0.75%	108%	$502,389
2014	$15.56	0.12	4.15	4.27	(0.11)	(0.90)	(1.01)	$18.82	28.05%	1.02%	0.70%	102%	$226,370
2013	$13.38	0.16	2.19	2.35	(0.17)	—	(0.17)	$15.56	17.70%	1.03%	1.07%	94%	$109,366
2012	$12.85	0.09	0.50	0.59	(0.06)	—	(0.06)	$13.38	4.68%	1.04%	0.73%	94%	$57,780
Institutional Class
2016	$19.20	0.16	(0.53)	(0.37)	(0.16)	(0.26)	(0.42)	$18.41	(1.95)%	0.83%	0.84%	113%	$318,576
2015	$18.87	0.20	1.06	1.26	(0.14)	(0.79)	(0.93)	$19.20	6.84%	0.82%	0.95%	108%	$372,011
2014	$15.60	0.16	4.15	4.31	(0.14)	(0.90)	(1.04)	$18.87	28.30%	0.82%	0.90%	102%	$26,334
2013	$13.42	0.19	2.20	2.39	(0.21)	—	(0.21)	$15.60	17.99%	0.83%	1.27%	94%	$10,124
2012	$12.89	0.10	0.52	0.62	(0.09)	—	(0.09)	$13.42	4.87%	0.84%	0.93%	94%	$878
A Class
2016	$19.09	0.07	(0.52)	(0.45)	(0.10)	(0.26)	(0.36)	$18.28	(2.35)%	1.28%	0.39%	113%	$133,042
2015	$18.77	0.09	1.08	1.17	(0.06)	(0.79)	(0.85)	$19.09	6.35%	1.27%	0.50%	108%	$173,300
2014	$15.52	0.08	4.13	4.21	(0.06)	(0.90)	(0.96)	$18.77	27.75%	1.27%	0.45%	102%	$95,509
2013	$13.33	0.12	2.19	2.31	(0.12)	—	(0.12)	$15.52	17.42%	1.28%	0.82%	94%	$51,897
2012	$12.80	0.07	0.49	0.56	(0.03)	—	(0.03)	$13.33	4.44%	1.29%	0.48%	94%	$15,726

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$18.41	(0.06)	(0.51)	(0.57)	(0.04)	(0.26)	(0.30)	$17.54	(3.11)%	2.03%	(0.36)%	113%	$45,050
2015	$18.21	(0.05)	1.04	0.99	—	(0.79)	(0.79)	$18.41	5.56%	2.02%	(0.25)%	108%	$50,355
2014	$15.14	(0.05)	4.02	3.97	—	(0.90)	(0.90)	$18.21	26.80%	2.02%	(0.30)%	102%	$24,646
2013	$12.99	0.01	2.14	2.15	—	—	—	$15.14	16.55%	2.03%	0.07%	94%	$9,580
2012	$12.53	(0.03)	0.49	0.46	—	—	—	$12.99	3.67%	2.04%	(0.27)%	94%	$3,389
R Class
2016	$18.89	0.03	(0.52)	(0.49)	(0.08)	(0.26)	(0.34)	$18.06	(2.60)%	1.53%	0.14%	113%	$12,778
2015	$18.60	0.04	1.06	1.10	(0.02)	(0.79)	(0.81)	$18.89	6.06%	1.52%	0.25%	108%	$14,449
2014	$15.39	0.03	4.10	4.13	(0.02)	(0.90)	(0.92)	$18.60	27.41%	1.52%	0.20%	102%	$6,611
2013	$13.20	0.09	2.17	2.26	(0.07)	—	(0.07)	$15.39	17.16%	1.53%	0.57%	94%	$5,368
2012	$12.68	0.02	0.50	0.52	—(3)	—	—(3)	$13.20	4.13%	1.54%	0.23%	94%	$897

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

25

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $9,914,767, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,622,180 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2016.

The fund hereby designates $5,447,555, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89953 1608

Annual Report

June 30, 2016

Disciplined Growth Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACDJX	-1.40%	13.47%	10/31/11
Russell 1000 Growth Index	—	3.02%	14.17%	—
Institutional Class	ACDKX	-1.26%	13.68%	10/31/11
A Class	ACDQX			10/31/11
No sales charge		-1.72%	13.17%
With sales charge		-7.36%	11.74%
C Class	ACDHX	-2.38%	12.34%	10/31/11
R Class	ACDWX	-1.91%	12.90%	10/31/11
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $18,037

Russell 1000 Growth Index — $18,567

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.80%	1.60%	2.05%	2.80%	2.30%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman and Lynette Pang

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

Disciplined Growth Plus returned -1.40%* for the fiscal year ended June 30, 2016, compared with the 3.02% return of its benchmark, the Russell 1000 Growth Index.

Disciplined Growth Plus declined during the 12-month period, underperforming its benchmark, the Russell 1000 Growth Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation proved most difficult, while growth indicators benefited the returns. Stock selection in the industrials sector was a leading detractor from fund results, although the financials sector also weighed on returns. Conversely, security selection in the materials and health care sectors aided relative returns.

Industrials Sector Led Detractors

Several portfolio-only industrials holdings that declined steeply positioned the sector as a leading detractor from fund returns. Among these was ARC Document Solutions, a document solutions provider for the architectural, engineering, and construction industries. The company’s lower-than-expected financial results sent its share price plunging as delays in key managed print services contracts and lower demand for large-format printing pressured earnings. A position in Astronics, an aerospace and defense supplier of high-performance lighting and safety systems, was detrimental following its steep price decline on disappointing third-quarter growth in the aerospace sector. We subsequently sold our investments in both companies.

Consumer discretionary holdings also weighed on results, including an overweight position, relative to the index, in GoPro. The wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand, and we liquidated the fund’s position. Similarly, restaurant franchise operator Brinker International dampened results due to softer-than-expected sales at its Chili’s casual restaurants. We maintain the portfolio overweight based on strong valuation and quality metrics.

A number of information technology holdings were key detractors. An overweight position in VMware, a virtualization infrastructure solutions provider, weighed on returns as its stock fell on investor worries about its uncertain future following announcement of a merger between its majority owner EMC and Dell. We maintain our positioning based on the stock’s attractive valuation, sentiment, and quality attributes.

Materials and Health Care Outperformed

Stock selection among materials holdings, particularly in chemicals companies, was a leading relative contributor to the fund’s 12-month results. Prominent outperformers included Trinseo, a portfolio-only investment. The maker of emulsion polymers and plastics advanced on quarterly earnings results that exceeded expectations. Attractive valuation, quality, and growth factors support our overweight exposure in the holding. Another key contributor was a short position (a trade made to benefit from a stock’s price decline) in LSB Industries, a chemicals and heating,

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

ventilation, and air conditioning products manufacturer. The company’s quarterly financial results were lower than anticipated, as bookings for its climate control business and revenue from chemicals both declined substantially. We ultimately exited the short position.

Another short position that benefited the fund’s results was in the health care sector. Brookdale Senior Living, an operator of senior living communities, fell after reporting disappointing fourth-quarter results. The short position was subsequently exited. Elsewhere in the sector, a portfolio-investment in Merge Healthcare aided results after the health care information company rallied strongly on news of its acquisition by IBM, and we exited the position.

A Look Ahead

At period-end, information technology and consumer staples were the fund’s largest overweight positions on a sector basis. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. In consumer staples, we are finding opportunities in household goods manufacturers. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The consumer discretionary and financials sectors, both portfolio underweights, continue to face challenges, in our opinion. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. We find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Long Holdings	% of net assets
Apple, Inc.	5.46%
Alphabet, Inc., Class A	4.75%
Amazon.com, Inc.	3.49%
Facebook, Inc., Class A	3.24%
Microsoft Corp.	3.23%
Walt Disney Co. (The)	2.36%
PepsiCo, Inc.	2.05%
Verizon Communications, Inc.	1.85%
CVS Health Corp.	1.72%
International Business Machines Corp.	1.61%

Top Five Short Holdings	% of net assets
Deltic Timber Corp.	(0.93)%
Providence Service Corp. (The)	(0.84)%
Inventure Foods, Inc.	(0.83)%
Louisiana-Pacific Corp.	(0.78)%
Acadia Healthcare Co., Inc.	(0.78)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.4%
Common Stocks Sold Short	(28.2)%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$992.00	$9.71	1.96%
Institutional Class	$1,000	$992.60	$8.72	1.76%
A Class	$1,000	$990.70	$10.94	2.21%
C Class	$1,000	$987.30	$14.63	2.96%
R Class	$1,000	$989.40	$12.17	2.46%
Hypothetical
Investor Class	$1,000	$1,015.12	$9.82	1.96%
Institutional Class	$1,000	$1,016.11	$8.82	1.76%
A Class	$1,000	$1,013.87	$11.07	2.21%
C Class	$1,000	$1,010.14	$14.79	2.96%
R Class	$1,000	$1,012.63	$12.31	2.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 127.4%
Aerospace and Defense — 4.3%
Aerojet Rocketdyne Holdings, Inc.(1)(2)	5,971	$109,150
B/E Aerospace, Inc.(1)	8,854	408,833
Boeing Co. (The)(1)	4,856	630,649
Honeywell International, Inc.(1)	530	61,650
Huntington Ingalls Industries, Inc.(1)	513	86,199
Spirit AeroSystems Holdings, Inc., Class A(1)(2)	4,021	172,903
Textron, Inc.(1)	10,405	380,407
		1,849,791
Air Freight and Logistics — 1.5%
Hub Group, Inc., Class A(2)	751	28,816
United Parcel Service, Inc., Class B(1)	5,737	617,989
		646,805
Airlines — 1.2%
Hawaiian Holdings, Inc.(1)(2)	5,456	207,110
JetBlue Airways Corp.(2)	2,068	34,246
Southwest Airlines Co.(1)	7,339	287,762
		529,118
Auto Components — 0.4%
Cooper-Standard Holding, Inc.(2)	593	46,841
Lear Corp.	1,123	114,276
Stoneridge, Inc.(2)	1,824	27,251
		188,368
Beverages — 3.5%
Coca-Cola Co. (The)(1)	9,885	448,087
Dr Pepper Snapple Group, Inc.(1)	1,805	174,417
PepsiCo, Inc.(1)	8,318	881,209
		1,503,713
Biotechnology — 8.7%
AbbVie, Inc.(1)	8,390	519,425
Aduro Biotech, Inc.(2)	9,013	101,937
Alexion Pharmaceuticals, Inc.(2)	220	25,687
Amgen, Inc.(1)	3,799	578,018
Biogen, Inc.(1)(2)	1,306	315,817
Celgene Corp.(1)(2)	4,239	418,093
Cepheid, Inc.(2)	2,330	71,647
FibroGen, Inc.(1)(2)	5,242	86,021
Gilead Sciences, Inc.	6,749	563,002
Incyte Corp.(1)(2)	1,874	149,882
Juno Therapeutics, Inc.(2)	2,430	93,409
Lexicon Pharmaceuticals, Inc.(1)(2)	7,414	106,391
Medivation, Inc.(1)(2)	2,292	138,208
Myriad Genetics, Inc.(2)	3,147	96,298
Opko Health, Inc.(1)(2)	11,385	106,336
Regeneron Pharmaceuticals, Inc.(1)(2)	599	209,189
Spectrum Pharmaceuticals, Inc.(1)(2)	11,887	78,098

10

	Shares	Value
United Therapeutics Corp.(1)(2)	997	$105,602
		3,763,060
Building Products — 1.6%
Apogee Enterprises, Inc.	2,424	112,352
Insteel Industries, Inc.(1)	10,768	307,857
Masonite International Corp.(2)	820	54,235
NCI Building Systems, Inc.(2)	13,356	213,563
		688,007
Capital Markets — 1.2%
Artisan Partners Asset Management, Inc., Class A(1)	7,304	202,175
Federated Investors, Inc., Class B(1)	7,318	210,612
Medley Management, Inc.(1)	11,027	64,839
WisdomTree Investments, Inc.	2,993	29,301
		506,927
Chemicals — 5.2%
Air Products & Chemicals, Inc.(1)	3,197	454,102
Chase Corp.(1)	5,263	310,885
LyondellBasell Industries NV, Class A(1)	3,574	265,977
Minerals Technologies, Inc.(1)	386	21,925
PPG Industries, Inc.	4,333	451,282
RPM International, Inc.	1,286	64,236
Sherwin-Williams Co. (The)	1,288	378,247
Trinseo SA(1)(2)	6,752	289,863
		2,236,517
Commercial Services and Supplies — 1.6%
Deluxe Corp.(1)	878	58,273
Herman Miller, Inc.(1)	9,025	269,757
Interface, Inc.(1)	22,935	349,759
		677,789
Communications Equipment — 1.6%
Arista Networks, Inc.(1)(2)	1,413	90,969
Ciena Corp.(1)(2)	15,224	285,450
Extreme Networks, Inc.(1)(2)	55,898	189,494
Infinera Corp.(1)(2)	5,749	64,849
ShoreTel, Inc.(1)(2)	7,773	52,001
		682,763
Construction Materials — 0.6%
Headwaters, Inc.(1)(2)	14,384	258,049
Containers and Packaging — 0.7%
Berry Plastics Group, Inc.(1)(2)	6,956	270,240
Graphic Packaging Holding Co.(1)	3,096	38,824
		309,064
Diversified Telecommunication Services — 1.9%
Verizon Communications, Inc.(1)	14,267	796,669
Electrical Equipment — 0.4%
General Cable Corp.(1)	13,729	174,496
Food and Staples Retailing — 2.5%
CVS Health Corp.(1)	7,719	739,017
Walgreens Boots Alliance, Inc.(1)	3,929	327,168
		1,066,185

11

	Shares	Value
Food Products — 6.1%
Cal-Maine Foods, Inc.(1)	6,657	$295,038
Campbell Soup Co.	1,001	66,597
Dean Foods Co.(1)	18,750	339,187
Fresh Del Monte Produce, Inc.	509	27,705
General Mills, Inc.(1)	7,144	509,510
Hormel Foods Corp.(1)	9,178	335,915
Ingredion, Inc.(1)	2,650	342,936
Pilgrim's Pride Corp.(1)	12,447	317,150
Tyson Foods, Inc., Class A(1)	5,807	387,850
		2,621,888
Health Care Equipment and Supplies — 4.2%
Baxter International, Inc.	1,467	66,338
Becton Dickinson and Co.	1,722	292,034
Boston Scientific Corp.(2)	7,372	172,284
C.R. Bard, Inc.(1)	1,997	469,614
Hologic, Inc.(1)(2)	9,082	314,237
ResMed, Inc.	3,362	212,579
SurModics, Inc.(1)(2)	4,124	96,832
Utah Medical Products, Inc.	2,879	181,377
		1,805,295
Health Care Providers and Services — 4.0%
Aetna, Inc.(1)	2,073	253,175
AmerisourceBergen Corp.(1)	5,080	402,946
BioTelemetry, Inc.(2)	6,107	99,544
Express Scripts Holding Co.(1)(2)	6,406	485,575
HCA Holdings, Inc.(2)	272	20,947
HealthSouth Corp.	3,997	155,163
Laboratory Corp. of America Holdings(2)	966	125,841
UnitedHealth Group, Inc.(1)	1,200	169,440
WellCare Health Plans, Inc.(2)	221	23,709
		1,736,340
Health Care Technology — 0.9%
Medidata Solutions, Inc.(1)(2)	8,527	399,660
Hotels, Restaurants and Leisure — 5.7%
Bloomin' Brands, Inc.(1)	17,389	310,741
Bob Evans Farms, Inc.(1)	7,286	276,504
Boyd Gaming Corp.(1)(2)	1,344	24,729
Brinker International, Inc.(1)	7,973	363,011
Churchill Downs, Inc.	562	71,014
Darden Restaurants, Inc.(1)	6,225	394,291
Dave & Buster's Entertainment, Inc.(2)	1,163	54,417
Diamond Resorts International, Inc.(1)(2)	6,014	180,179
Isle of Capri Casinos, Inc.(1)(2)	19,877	364,147
McDonald's Corp.(1)	1,782	214,446
Starbucks Corp.(1)	2,323	132,690
Yum! Brands, Inc.	592	49,089
		2,435,258
Household Products — 1.0%
Central Garden & Pet Co.(1)(2)	6,326	137,338

12

	Shares	Value
Clorox Co. (The)	2,116	$292,833
		430,171
Industrial Conglomerates — 1.1%
3M Co.(1)	512	89,661
Carlisle Cos., Inc.(1)	3,628	383,407
		473,068
Insurance — 1.3%
Aon plc	1,838	200,765
Arthur J. Gallagher & Co.	1,716	81,682
eHealth, Inc.(1)(2)	9,720	136,274
State National Cos., Inc.(1)	7,040	74,131
Universal Insurance Holdings, Inc.(1)	3,673	68,244
		561,096
Internet and Catalog Retail — 5.6%
Amazon.com, Inc.(1)(2)	2,101	1,503,518
Etsy, Inc.(1)(2)	17,332	166,214
Liberty Interactive Corp. QVC Group, Class A(1)(2)	16,846	427,383
Shutterfly, Inc.(1)(2)	7,182	334,753
		2,431,868
Internet Software and Services — 10.1%
Alphabet, Inc., Class A(1)(2)	2,904	2,043,051
Brightcove, Inc.(1)(2)	9,341	82,201
Care.com, Inc.(2)	23,765	277,575
Facebook, Inc., Class A(1)(2)	12,193	1,393,416
GoDaddy, Inc., Class A(2)	6,633	206,883
Shutterstock, Inc.(2)	2,393	109,599
Twitter, Inc.(1)(2)	9,710	164,196
XO Group, Inc.(1)(2)	3,613	62,975
		4,339,896
IT Services — 5.9%
Accenture plc, Class A(1)	3,744	424,158
CSG Systems International, Inc.(1)	7,659	308,734
Global Payments, Inc.	3,337	238,195
International Business Machines Corp.(1)	4,562	692,420
Square, Inc.(1)(2)	9,160	82,898
Syntel, Inc.(2)	499	22,585
Teradata Corp.(1)(2)	11,911	298,609
Travelport Worldwide Ltd.(1)	14,785	190,579
Visa, Inc., Class A(1)	3,895	288,892
		2,547,070
Leisure Products — 1.5%
Nautilus, Inc.(1)(2)	17,855	318,533
Smith & Wesson Holding Corp.(1)(2)	11,926	324,149
		642,682
Life Sciences Tools and Services — 1.6%
Bruker Corp.(1)	13,933	316,837
INC Research Holdings, Inc., Class A(1)(2)	2,338	89,148
Luminex Corp.(1)(2)	4,897	99,066
Thermo Fisher Scientific, Inc.	1,138	168,151
		673,202

13

	Shares	Value
Machinery — 3.2%
Illinois Tool Works, Inc.	983	$102,389
PACCAR, Inc.(1)	7,625	395,509
Stanley Black & Decker, Inc.(1)	3,355	373,143
Toro Co. (The)	3,856	340,099
Wabash National Corp.(1)(2)	12,163	154,470
		1,365,610
Media — 4.3%
CBS Corp., Class B(1)	1,622	88,302
Comcast Corp., Class A(1)	4,437	289,248
Time Warner, Inc.	872	64,127
Viacom, Inc., Class B(1)	9,309	386,044
Walt Disney Co. (The)(1)	10,373	1,014,687
		1,842,408
Metals and Mining — 1.2%
Kaiser Aluminum Corp.	2,668	241,214
Steel Dynamics, Inc.	10,806	264,747
		505,961
Multiline Retail — 0.7%
Target Corp.(1)	4,361	304,485
Oil, Gas and Consumable Fuels — 0.8%
Apache Corp.	1,968	109,558
Par Pacific Holdings, Inc.(1)(2)	16,673	255,764
		365,322
Personal Products — 1.0%
Herbalife Ltd.(1)(2)	2,885	168,859
Medifast, Inc.(1)	6,156	204,810
Natural Health Trends Corp.	1,432	40,368
		414,037
Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.(1)	2,345	172,475
Eli Lilly & Co.(1)	2,883	227,036
Johnson & Johnson(1)	4,663	565,622
Mylan NV(1)(2)	3,239	140,054
		1,105,187
Professional Services — 0.6%
Insperity, Inc.	694	53,598
Mistras Group, Inc.(2)	8,712	207,955
		261,553
Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	2,103	238,922
Lamar Advertising Co., Class A(1)	4,538	300,869
PS Business Parks, Inc.	1,384	146,815
		686,606
Real Estate Management and Development — 0.8%
Marcus & Millichap, Inc.(1)(2)	13,886	352,843
Road and Rail — 0.1%
YRC Worldwide, Inc.(2)	4,552	40,058
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.(1)	19,953	478,273
Broadcom Ltd.	1,149	178,555

14

	Shares	Value
Integrated Device Technology, Inc.(2)	1,963	$39,515
Intel Corp.(1)	12,505	410,164
Lam Research Corp.	429	36,062
NVIDIA Corp.	1,957	91,999
QUALCOMM, Inc.	2,193	117,479
Skyworks Solutions, Inc.	534	33,792
Synaptics, Inc.(2)	994	53,427
		1,439,266
Software — 10.3%
A10 Networks, Inc.(2)	31,075	201,055
Adobe Systems, Inc.(1)(2)	5,672	543,321
Aspen Technology, Inc.(1)(2)	3,042	122,410
Cadence Design Systems, Inc.(1)(2)	15,763	383,041
Citrix Systems, Inc.(2)	3,053	244,515
Electronic Arts, Inc.(1)(2)	4,253	322,207
Intuit, Inc.(1)	4,533	505,928
Manhattan Associates, Inc.(2)	1,026	65,797
Microsoft Corp.(1)	27,169	1,390,238
Rosetta Stone, Inc.(2)	21,473	166,416
salesforce.com, inc.(2)	2,174	172,637
VMware, Inc., Class A(1)(2)	5,543	317,171
		4,434,736
Specialty Retail — 2.3%
American Eagle Outfitters, Inc.(1)	9,999	159,284
Foot Locker, Inc.(1)	2,061	113,066
Hibbett Sports, Inc.(2)	860	29,919
Home Depot, Inc. (The)(1)	3,111	397,244
Outerwall, Inc.(1)	5,413	227,346
Williams-Sonoma, Inc.	1,628	84,868
		1,011,727
Technology Hardware, Storage and Peripherals — 6.1%
Apple, Inc.(1)	24,564	2,348,318
EMC Corp.(1)	10,080	273,874
		2,622,192
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., Class B	462	25,502
Thrifts and Mortgage Finance — 0.8%
Essent Group Ltd.(1)(2)	15,938	347,608
Tobacco — 0.9%
Altria Group, Inc.(1)	2,965	204,467
Philip Morris International, Inc.	1,628	165,600
		370,067
Trading Companies and Distributors — 0.3%
HD Supply Holdings, Inc.(2)	3,945	137,365
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(2)	4,654	201,379
TOTAL COMMON STOCKS (Cost $50,532,384)		54,808,727
15

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $391,000), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $383,002)		$383,000
State Street Institutional Liquid Reserves Fund, Premier Class	684	684
TOTAL TEMPORARY CASH INVESTMENTS (Cost $383,684)		383,684
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.3% (Cost $50,916,068)		55,192,411
COMMON STOCKS SOLD SHORT — (28.2)%
Aerospace and Defense — (0.1)%
Hexcel Corp.	(1,259)	(52,425)
Air Freight and Logistics — (0.9)%
Air Transport Services Group, Inc.	(15,587)	(202,008)
Radiant Logistics, Inc.	(68,352)	(205,056)
		(407,064)
Banks — (0.2)%
Texas Capital Bancshares, Inc.	(2,167)	(101,329)
Beverages — (0.4)%
Craft Brew Alliance, Inc.	(13,358)	(153,884)
Biotechnology — (0.9)%
Amicus Therapeutics, Inc.	(13,467)	(73,530)
Bluebird Bio, Inc.	(738)	(31,948)
Cara Therapeutics, Inc.	(10,060)	(48,389)
Flexion Therapeutics, Inc.	(6,355)	(95,102)
Insmed, Inc.	(4,906)	(48,373)
Ultragenyx Pharmaceutical, Inc.	(2,102)	(102,809)
		(400,151)
Capital Markets — (1.7)%
BGC Partners, Inc., Class A	(23,238)	(202,403)
Cowen Group, Inc., Class A	(109,281)	(323,472)
Waddell & Reed Financial, Inc., Class A	(11,885)	(204,659)
		(730,534)
Chemicals — (0.7)%
FMC Corp.	(1,723)	(79,792)
Hawkins, Inc.	(5,302)	(230,160)
		(309,952)
Commercial Services and Supplies — (0.2)%
Covanta Holding Corp.	(6,251)	(102,829)
Construction and Engineering — (1.4)%
Great Lakes Dredge & Dock Corp.	(68,895)	(300,382)
Primoris Services Corp.	(14,867)	(281,432)
		(581,814)
Diversified Telecommunication Services — (0.7)%
Lumos Networks Corp.	(24,780)	(299,838)
Electronic Equipment, Instruments and Components — (1.0)%
FARO Technologies, Inc.	(2,538)	(85,861)
Mesa Laboratories, Inc.	(2,612)	(321,276)
		(407,137)
Food Products — (1.8)%
Inventure Foods, Inc.	(45,599)	(356,128)

16

	Shares	Value
Landec Corp.	(30,120)	$(324,091)
WhiteWave Foods Co. (The), Class A	(2,286)	(107,305)
		(787,524)
Health Care Equipment and Supplies — (0.4)%
AtriCure, Inc.	(3,082)	(43,549)
Spectranetics Corp. (The)	(7,209)	(134,880)
		(178,429)
Health Care Providers and Services — (2.6)%
Acadia Healthcare Co., Inc.	(6,051)	(335,225)
Capital Senior Living Corp.	(2,071)	(36,595)
Cross Country Healthcare, Inc.	(9,391)	(130,723)
Ensign Group, Inc. (The)	(11,470)	(240,985)
Providence Service Corp. (The)	(8,047)	(361,149)
		(1,104,677)
Hotels, Restaurants and Leisure — (0.6)%
Kona Grill, Inc.	(16,536)	(177,266)
MGM Resorts International	(4,362)	(98,712)
		(275,978)
Household Durables — (0.9)%
CalAtlantic Group, Inc.	(2,908)	(106,753)
Taylor Morrison Home Corp., Class A	(13,899)	(206,261)
ZAGG, Inc.	(12,596)	(66,129)
		(379,143)
Internet Software and Services — (0.6)%
Envestnet, Inc.	(7,730)	(257,486)
IT Services — (1.6)%
Datalink Corp.	(28,059)	(210,443)
DST Systems, Inc.	(563)	(65,550)
Forrester Research, Inc.	(657)	(24,217)
Gartner, Inc.	(2,454)	(239,044)
MAXIMUS, Inc.	(512)	(28,349)
Virtusa Corp.	(4,069)	(117,513)
		(685,116)
Leisure Products — (0.6)%
Arctic Cat, Inc.	(12,253)	(208,301)
Marine Products Corp.	(3,808)	(32,216)
		(240,517)
Machinery — (0.2)%
Donaldson Co., Inc.	(1,962)	(67,414)
Marine — (0.5)%
Matson, Inc.	(6,244)	(201,619)
Media — (0.3)%
Charter Communications, Inc., Class A	(591)	(135,126)
Metals and Mining — (0.5)%
Royal Gold, Inc.	(3,107)	(223,766)
Oil, Gas and Consumable Fuels — (1.9)%
Cabot Oil & Gas Corp.	(12,783)	(329,034)
Carrizo Oil & Gas, Inc.	(1,989)	(71,306)
Matador Resources Co.	(7,047)	(139,531)

17

	Shares	Value
Synergy Resources Corp.	(44,608)	$(297,089)
		(836,960)
Paper and Forest Products — (1.8)%
Deltic Timber Corp.	(5,968)	(400,632)
KapStone Paper and Packaging Corp.	(3,259)	(42,400)
Louisiana-Pacific Corp.	(19,435)	(337,197)
		(780,229)
Pharmaceuticals — (0.6)%
Medicines Co. (The)	(877)	(29,493)
Nektar Therapeutics	(10,372)	(147,594)
Sagent Pharmaceuticals, Inc.	(5,250)	(78,645)
		(255,732)
Real Estate Management and Development — (0.6)%
Kennedy-Wilson Holdings, Inc.	(12,458)	(236,204)
Road and Rail — (1.2)%
Avis Budget Group, Inc.	(8,898)	(286,782)
Knight Transportation, Inc.	(8,093)	(215,112)
		(501,894)
Semiconductors and Semiconductor Equipment — (1.2)%
Amkor Technology, Inc.	(25,363)	(145,837)
Lattice Semiconductor Corp.	(34,049)	(182,162)
MACOM Technology Solutions Holdings, Inc.	(6,227)	(205,367)
		(533,366)
Software — (0.9)%
CDK Global, Inc.	(469)	(26,025)
Ellie Mae, Inc.	(667)	(61,130)
Paylocity Holding Corp.	(5,098)	(220,234)
SS&C Technologies Holdings, Inc.	(2,980)	(83,678)
		(391,067)
Specialty Retail — (0.1)%
Destination XL Group, Inc.	(4,710)	(21,525)
Technology Hardware, Storage and Peripherals — (0.2)%
Silicon Graphics International Corp.	(17,199)	(86,511)
Textiles, Apparel and Luxury Goods — (0.2)%
G-III Apparel Group Ltd.	(1,616)	(73,883)
Trading Companies and Distributors — (0.1)%
BMC Stock Holdings, Inc.	(2,538)	(45,227)
Water Utilities — (0.6)%
American States Water Co.	(6,291)	(275,672)
TOTAL COMMON STOCKS SOLD SHORT — (28.2)% (Proceeds $12,678,171)		(12,122,022)
OTHER ASSETS AND LIABILITIES — (0.1)%		(35,040)
TOTAL NET ASSETS — 100.0%		$43,035,349

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $39,481,793.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $50,916,068)	$55,192,411
Deposits with broker for securities sold short	123,784
Receivable for investments sold	233,796
Receivable for capital shares sold	2,190
Dividends and interest receivable	31,035
55,583,216

Liabilities
Securities sold short, at value (proceeds of $12,678,171)	12,122,022
Payable for investments purchased	296,556
Payable for capital shares redeemed	52,425
Accrued management fees	51,304
Distribution and service fees payable	3,158
Dividend expense payable on securities sold short	8,366
Broker fees and charges payable on securities sold short	11,100
Accrued other expenses	2,936
12,547,867

Net Assets	$43,035,349

Net Assets Consist of:
Capital (par value and paid-in surplus)	$40,762,502
Undistributed net investment income	15,486
Accumulated net realized loss	(2,575,131)
Net unrealized appreciation	4,832,492
$43,035,349

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$34,884,577	2,157,966	$16.17
Institutional Class, $0.01 Par Value	$321,833	19,893	$16.18
A Class, $0.01 Par Value	$5,333,499	332,452	$16.04*
C Class, $0.01 Par Value	$2,324,912	149,752	$15.53
R Class, $0.01 Par Value	$170,528	10,726	$15.90
*Maximum offering price $17.02 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends	$1,027,975
Interest	750
1,028,725

Expenses:
Dividend expense on securities sold short	101,297
Broker fees and charges on securities sold short	123,900
Management fees	725,203
Distribution and service fees:
A Class	15,421
C Class	20,941
R Class	467
Directors' fees and expenses	2,984
Other expenses	5,921
996,134

Net investment income (loss)	32,591

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,286,276)
Securities sold short transactions	1,921,589
(2,364,687)

Change in net unrealized appreciation (depreciation) on:
Investments	97,152
Securities sold short	775,700
872,852

Net realized and unrealized gain (loss)	(1,491,835)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,459,244)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$32,591	$55,517
Net realized gain (loss)	(2,364,687)	1,258,540
Change in net unrealized appreciation (depreciation)	872,852	397,627
Net increase (decrease) in net assets resulting from operations	(1,459,244)	1,711,684

Distributions to Shareholders
From net investment income:
Investor Class	(3,291)	(17,925)
Institutional Class	(2,704)	(1,515)
From net realized gains:
Investor Class	(681,026)	(1,163,616)
Institutional Class	(20,635)	(28,971)
A Class	(105,645)	(103,386)
C Class	(40,124)	(44,166)
R Class	(1,365)	(30,426)
Decrease in net assets from distributions	(854,790)	(1,390,005)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(11,086,791)	37,951,086

Net increase (decrease) in net assets	(13,400,825)	38,272,765

Net Assets
Beginning of period	56,436,174	18,163,409
End of period	$43,035,349	$56,436,174

Undistributed net investment income	$15,486	$5,940

See Notes to Financial Statements.

21

Statement of Cash Flows

YEAR ENDED JUNE 30, 2016
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$(1,459,244)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(53,956,071)
Proceeds from investments sold	66,860,299
Purchases to cover securities sold short	(24,337,133)
Proceeds from securities sold short	22,767,147
(Increase) decrease in short-term investments	749,670
(Increase) decrease in deposits with broker for securities sold short	(106,524)
(Increase) decrease in receivable for investments sold	7,006,906
(Increase) decrease in dividends and interest receivable	12,876
Increase (decrease) in payable for investments purchased	(7,167,920)
Increase (decrease) in accrued management fees	(16,558)
Increase (decrease) in distribution and service fees payable	786
Increase (decrease) in dividend expense payable on securities sold short	4,492
Increase (decrease) in broker fees and charges payable on securities sold short	11,100
Increase (decrease) in accrued other expenses	2,936
Change in net unrealized (appreciation) depreciation on investments	(97,152)
Net realized (gain) loss on investment transactions	4,286,276
Change in net unrealized (appreciation) depreciation on securities sold short	(775,700)
Net realized (gain) loss on securities sold short transactions	(1,921,589)
Net cash from (used in) operating activities	11,864,597

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	19,574,846
Payments for shares redeemed	(31,426,622)
Distributions paid, net of reinvestments	(12,821)
Net cash from (used in) financing activities	(11,864,597)

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $841,969.

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

23

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

24

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.1180% to 1.3000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $528,078 and $408,066, respectively.

25

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2016 were $78,293,204 and $89,610,928, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	886,708	$14,447,579	2,658,117	$44,752,766
Issued in reinvestment of distributions	41,064	671,496	73,450	1,161,766
Redeemed	(1,647,058)	(26,354,358)	(802,518)	(13,346,874)
	(719,286)	(11,235,283)	1,929,049	32,567,658
Institutional Class/Shares Authorized	25,000,000		30,000,000
Sold	33,169	551,402	60,759	1,028,313
Issued in reinvestment of distributions	1,422	23,339	1,922	30,486
Redeemed	(76,229)	(1,229,122)	(32,548)	(561,840)
	(41,638)	(654,381)	30,133	496,959
A Class/Shares Authorized	20,000,000		20,000,000
Sold	186,896	3,040,819	330,337	5,529,284
Issued in reinvestment of distributions	6,501	105,645	6,568	103,386
Redeemed	(227,670)	(3,576,611)	(48,590)	(822,100)
	(34,273)	(430,147)	288,315	4,810,570
C Class/Shares Authorized	15,000,000		15,000,000
Sold	86,120	1,367,239	69,160	1,141,909
Issued in reinvestment of distributions	2,541	40,124	2,866	44,166
Redeemed	(19,616)	(302,299)	(35,817)	(594,138)
	69,045	1,105,064	36,209	591,937
R Class/Shares Authorized	15,000,000		15,000,000
Sold	8,067	128,194	736	12,148
Issued in reinvestment of distributions	85	1,365	1,943	30,426
Redeemed	(99)	(1,603)	(32,725)	(558,612)
	8,053	127,956	(30,046)	(516,038)
Net increase (decrease)	(718,099)	$(11,086,791)	2,253,660	$37,951,086

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

26

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$54,808,727	—	—
Temporary Cash Investments	684	$383,000	—
	$54,809,411	$383,000	—

Liabilities
Securities Sold Short
Common Stocks	$12,122,022	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$6,119	$160,700
Long-term capital gains	$848,671	$1,229,305

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

27

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$50,970,673
Gross tax appreciation of investments	$6,317,864
Gross tax depreciation of investments	(2,096,126)
Net tax appreciation (depreciation) of investments	4,221,738
Net tax appreciation (depreciation) on securities sold short	541,153
Net tax appreciation (depreciation)	$4,762,891
Undistributed ordinary income	$15,486
Accumulated short-term capital losses	$(2,505,530)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

28

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$16.67	0.02	(0.25)	(0.23)	—(3)	(0.27)	(0.27)	$16.17	(1.40)%	1.91%	1.47%	0.14%	121%	$34,885
2015	$16.02	0.04	1.54	1.58	(0.01)	(0.92)	(0.93)	$16.67	10.22%	1.80%	1.45%	0.22%	115%	$47,976
2014	$12.65	0.03	3.76	3.79	(0.01)	(0.41)	(0.42)	$16.02	30.29%	1.81%	1.46%	0.17%	96%	$15,188
2013	$10.86	0.04	1.81	1.85	(0.06)	—	(0.06)	$12.65	17.15%	1.87%	1.46%	0.42%	100%	$8,597
2012(4)	$10.00	(0.03)	0.90	0.87	(0.01)	—	(0.01)	$10.86	8.73%	2.48%(5)	1.47%(5)	(0.38)%(5)	89%	$2,249
Institutional Class
2016	$16.69	0.04	(0.24)	(0.20)	(0.04)	(0.27)	(0.31)	$16.18	(1.26)%	1.71%	1.27%	0.34%	121%	$322
2015	$16.03	0.06	1.57	1.63	(0.05)	(0.92)	(0.97)	$16.69	10.49%	1.60%	1.25%	0.42%	115%	$1,027
2014	$12.66	0.05	3.77	3.82	(0.04)	(0.41)	(0.45)	$16.03	30.52%	1.61%	1.26%	0.37%	96%	$503
2013	$10.87	0.09	1.79	1.88	(0.09)	—	(0.09)	$12.66	17.37%	1.67%	1.26%	0.62%	100%	$383
2012(4)	$10.00	(0.01)	0.90	0.89	(0.02)	—	(0.02)	$10.87	8.87%	2.28%(5)	1.27%(5)	(0.18)%(5)	89%	$327
A Class
2016	$16.59	(0.02)	(0.26)	(0.28)	—	(0.27)	(0.27)	$16.04	(1.72)%	2.16%	1.72%	(0.11)%	121%	$5,333
2015	$15.97	(0.01)	1.55	1.54	—	(0.92)	(0.92)	$16.59	9.97%	2.05%	1.70%	(0.03)%	115%	$6,083
2014	$12.63	(0.01)	3.76	3.75	—	(0.41)	(0.41)	$15.97	29.99%	2.06%	1.71%	(0.08)%	96%	$1,252
2013	$10.85	0.04	1.78	1.82	(0.04)	—	(0.04)	$12.63	16.79%	2.12%	1.71%	0.17%	100%	$654
2012(4)	$10.00	(0.05)	0.91	0.86	(0.01)	—	(0.01)	$10.85	8.59%	2.73%(5)	1.72%(5)	(0.63)%(5)	89%	$567

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$16.18	(0.14)	(0.24)	(0.38)	—	(0.27)	(0.27)	$15.53	(2.38)%	2.91%	2.47%	(0.86)%	121%	$2,325
2015	$15.71	(0.13)	1.52	1.39	—	(0.92)	(0.92)	$16.18	9.16%	2.80%	2.45%	(0.78)%	115%	$1,306
2014	$12.53	(0.12)	3.71	3.59	—	(0.41)	(0.41)	$15.71	28.94%	2.81%	2.46%	(0.83)%	96%	$699
2013	$10.80	(0.05)	1.78	1.73	—	—	—	$12.53	16.02%	2.87%	2.46%	(0.58)%	100%	$475
2012(4)	$10.00	(0.09)	0.89	0.80	—	—	—	$10.80	8.00%	3.48%(5)	2.47%(5)	(1.38)%(5)	89%	$332
R Class
2016	$16.48	(0.06)	(0.25)	(0.31)	—	(0.27)	(0.27)	$15.90	(1.91)%	2.41%	1.97%	(0.36)%	121%	$171
2015	$15.91	(0.04)	1.53	1.49	—	(0.92)	(0.92)	$16.48	9.69%	2.30%	1.95%	(0.28)%	115%	$44
2014	$12.62	(0.05)	3.75	3.70	—	(0.41)	(0.41)	$15.91	29.61%	2.31%	1.96%	(0.33)%	96%	$521
2013	$10.83	0.01	1.79	1.80	(0.01)	—	(0.01)	$12.62	16.62%	2.37%	1.96%	(0.08)%	100%	$382
2012(4)	$10.00	(0.06)	0.89	0.83	—(3)	—	—(3)	$10.83	8.34%	2.98%(5)	1.97%(5)	(0.88)%(5)	89%	$326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	October 31, 2011 (fund inception) through June 30, 2012.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

31

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

34

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

35

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

36

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

39

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.
For corporate taxpayers, the fund hereby designates $6,119, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.
The fund hereby designates $848,671, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89959 1608

Annual Report

June 30, 2016

Emerging Markets Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEVVX	-18.36%	-10.55%	10/31/13
MSCI Emerging Markets Value Index	—	-14.41%	-7.60%	—
MSCI Emerging Markets Index	—	-12.05%	-5.50%	—
Institutional Class	AEVNX	-18.17%	-10.37%	10/31/13
A Class	AEVLX			10/31/13
No sales charge		-18.49%	-10.76%
With sales charge		-23.21%	-12.72%
C Class	AEVTX	-19.07%	-11.41%	10/31/13
R Class	AEVRX	-18.71%	-10.98%	10/31/13
Returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $7,430

MSCI Emerging Markets Value Index — $8,099

MSCI Emerging Markets Index — $8,600

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.57%	1.37%	1.82%	2.57%	2.07%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

Emerging Markets Value returned -18.36%* for the fiscal year ended June 30, 2016, compared with the -14.41% return of the fund’s benchmark, the MSCI Emerging Markets Value Index.

Emerging Markets Value declined, underperforming the MSCI Emerging Markets Value Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund's valuation factors detracted from selection results, while quality, sentiment and growth charcteristics were somewhat supportive. Security selection across a number of sectors weighed on the fund’s relative returns, although detraction was most pronounced in the financials sector. Conversely, consumer discretionary and energy sector holdings contributed to relative results. From a regional perspective, holdings in Taiwan, South Korea, and Brazil were leading detractors from performance, while stock selection in China and positioning in Greece contributed to relative results.

Financials Sector Leading Detractor

Stock selection in financials weighed on relative performance, due in part to an overweight investment, relative to the benchmark, in Taiwan-based diversified financial services provider Fubon Financial Holding. The stock sold off sharply along with other Taiwan-based shares after the country’s January 2016 presidential elections sparked political uncertainty and concerns over heightened tensions with China.

Stock selection in the information technology sector also hindered results. There, a key detractor from the fund’s relative performance was its underweight position in Korea-based Samsung Electronics, whose stock surged higher in April after the electronics company reported better-than-expected first-quarter earnings, fueled by strong sales and healthy pricing of its smartphones.

Against a backdrop of heightened political turmoil and economic upheaval, several Brazil-based holdings also weighed on performance. These included a portfolio-only investment in JBS, the world’s largest meat processing company, and an overweight position in Brazil-based power utility Cia Energetica de Minas Gerais. Both positions were ultimately liquidated. Another detractor in the utilities sector, China-based Huadian Power International, an overweight position, was pressured by weaker Chinese power demand and tariff issues.

Consumer Discretionary Sector Outperformed

On a positive note, relative performance was aided by stock selection in the consumer discretionary sector, assisted by a portfolio-only investment in China-based New Oriental Education & Technology Group, the largest provider of private educational services in China. In recent years the company has shifted its focus from teaching English to providing tutoring for Chinese students in the K-12 educational market, a niche that provides more stable revenue growth that has been less sensitive to economic concerns.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection in the energy sector also contributed to relative performance, due in part to underweights in Brazil-based Petroleo Brasileiro and China-based PetroChina, two oil companies that sold off sharply in the second half of 2015 as oil prices declined further. PetroChina subsequently reported its weakest profits on record in the first quarter of 2016, further pressuring its stock performance.

Elsewhere, relative performance was enhanced by a portfolio-only investment in Mexico-based food products company Gruma SAB de CV, one of the world’s leading suppliers of tortillas and corn-based products. Consumer staples companies, especially in the food products area, have benefited from investors’ search for stable-growing, more defensive investments as havens against market volatility. Additionally, an overweight investment in South Africa-based materials company Sappi contributed to results. Sappi is the world’s largest producer of dissolving wood pulp, a raw material used as a cotton substitute in apparel manufacturing. The company’s share price performance has been supported by improved profits growth, as higher prices for a competing product have helped spur global demand.

A Look Ahead

We believe that the economic environment in many emerging markets—accommodative monetary policy, stabilizing global commodity prices, and the range-bound U.S. dollar—continues to be generally supportive of equities in those regions. Although the effects of Brexit seem likely to impact emerging markets countries, we think that recovery will not be compromised. While elevated volatility weighs on markets in the aftermath of this global risk event, most emerging markets countries have limited direct trade and financial links with the U.K. The likelihood of a near-term Federal Reserve interest rate hike remains low, and coupled with an accommodative European Central Bank and Bank of Japan, gives emerging markets central banks room to cut rates, which is positive for emerging markets. At the same time, governments and consumers are gaining momentum. Greater and more efficient government spending supports recovering consumer activity and disposable income. Nevertheless, questions remain about China, where despite signs of economic stabilization, investors still question policy effectiveness amid rising debt levels. In an uncertain market environment, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
iShares MSCI India ETF	4.0%
China Mobile Ltd.	3.6%
China Construction Bank Corp., H Shares	3.0%
iShares MSCI Emerging Markets ETF	1.9%
Samsung Electronics Co. Ltd.	1.9%
China Petroleum & Chemical Corp., H Shares	1.9%
Industrial & Commercial Bank of China Ltd., H Shares	1.8%
Hon Hai Precision Industry Co. Ltd.	1.5%
Korea Electric Power Corp.	1.4%
Infosys Ltd. ADR	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	91.3%
Exchange-Traded Funds	6.2%
Total Equity Exposure	97.5%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
China	25.7%
South Korea	14.3%
Taiwan	10.7%
South Africa	7.9%
Brazil	7.6%
Russia	3.7%
Malaysia	3.7%
India	3.5%
Indonesia	3.2%
Mexico	2.9%
Other Countries	8.1%
Exchange-Traded Funds(1)	6.2%
Cash and Equivalents(2)	2.5%

(1)	Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.

(2)	Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,071.40	$7.67	1.49%
Investor Class (before waiver)	$1,000	$1,071.40(2)	$8.03	1.56%
Institutional Class (after waiver)	$1,000	$1,072.90	$6.65	1.29%
Institutional Class (before waiver)	$1,000	$1,072.90(2)	$7.01	1.36%
A Class (after waiver)	$1,000	$1,069.90	$8.95	1.74%
A Class (before waiver)	$1,000	$1,069.90(2)	$9.32	1.81%
C Class (after waiver)	$1,000	$1,067.00	$12.80	2.49%
C Class (before waiver)	$1,000	$1,067.00(2)	$13.16	2.56%
R Class (after waiver)	$1,000	$1,070.00	$10.24	1.99%
R Class (before waiver)	$1,000	$1,070.00(2)	$10.60	2.06%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.45	$7.47	1.49%
Investor Class (before waiver)	$1,000	$1,017.11	$7.82	1.56%
Institutional Class (after waiver)	$1,000	$1,018.45	$6.47	1.29%
Institutional Class (before waiver)	$1,000	$1,018.10	$6.82	1.36%
A Class (after waiver)	$1,000	$1,016.21	$8.72	1.74%
A Class (before waiver)	$1,000	$1,015.86	$9.07	1.81%
C Class (after waiver)	$1,000	$1,012.48	$12.46	2.49%
C Class (before waiver)	$1,000	$1,012.13	$12.81	2.56%
R Class (after waiver)	$1,000	$1,014.97	$9.97	1.99%
R Class (before waiver)	$1,000	$1,014.62	$10.32	2.06%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 91.3%
Brazil — 7.6%
Banco Bradesco SA Preference Shares	6,534	$51,197
Banco do Brasil SA	7,000	37,045
Banco Santander Brasil SA ADR	3,000	17,100
BB Seguridade Participacoes SA	4,900	42,573
BM&FBovespa SA	5,900	32,730
Braskem SA Preference Shares	3,500	20,702
EDP - Energias do Brasil SA	7,600	32,224
Itau Unibanco Holding SA ADR	5,100	48,144
Itau Unibanco Holding SA Preference Shares	2,700	25,434
Petroleo Brasileiro SA Preference Shares ADR(1)	11,476	66,676
Sul America SA	2,900	14,092
Vale SA ADR	7,500	37,950
		425,867
Chile — 1.1%
Enersis Americas SA ADR	7,200	61,776
China — 25.7%
Agricultural Bank of China Ltd., H Shares	76,000	27,948
Air China Ltd., H Shares	60,000	41,175
Alibaba Group Holding Ltd. ADR(1)	330	26,245
Baidu, Inc. ADR(1)	120	19,818
Bank of China Ltd., H Shares	107,000	42,800
Bank of Communications Co. Ltd., H Shares	25,000	15,949
China CITIC Bank Corp. Ltd., H Shares	94,000	57,297
China Communications Services Corp. Ltd., H Shares	120,000	63,012
China Construction Bank Corp., H Shares	253,000	168,131
China Everbright Ltd.	12,000	23,272
China Galaxy Securities Co. Ltd., H Shares	67,500	60,984
China Merchants Bank Co. Ltd., H Shares	23,500	52,907
China Mobile Ltd.	17,500	202,126
China Petroleum & Chemical Corp., H Shares	144,000	103,882
China Railway Construction Corp. Ltd., H Shares	14,000	17,644
China Railway Group Ltd., H Shares	12,000	9,034
China Taiping Insurance Holdings Co. Ltd.(1)	4,400	8,277
China Vanke Co. Ltd., H Shares	15,500	30,682
Chongqing Changan Automobile Co. Ltd., B Shares	6,500	9,103
Chongqing Rural Commercial Bank Co. Ltd., H Shares	19,000	9,647
CNOOC Ltd.	33,000	41,156
Evergrande Real Estate Group Ltd.	23,000	14,134
Huadian Power International Corp. Ltd., H Shares	78,000	37,195
Huaneng Power International, Inc., H Shares	18,000	11,128
Industrial & Commercial Bank of China Ltd., H Shares	179,000	99,436
Kunlun Energy Co. Ltd.	18,000	15,039
NetEase, Inc. ADR	100	19,322
New Oriental Education & Technology Group, Inc. ADR	1,260	52,769

10

	Shares	Value
PetroChina Co. Ltd., H Shares	20,000	$13,603
PICC Property & Casualty Co. Ltd., H Shares	28,000	44,257
Ping An Insurance Group Co., H Shares	6,500	28,758
Shimao Property Holdings Ltd.	9,000	11,399
Sinopec Shanghai Petrochemical Co. Ltd.	64,000	29,337
Sinotrans Ltd., H Shares	32,000	14,395
Tencent Holdings Ltd.	900	20,504
		1,442,365
Colombia — 0.3%
Bancolombia SA Preference Shares	1,855	16,182
Greece — 0.4%
JUMBO SA(1)	850	11,288
OPAP SA	1,665	11,460
		22,748
India — 3.5%
HDFC Bank Ltd. ADR	800	53,080
ICICI Bank Ltd. ADR	600	4,308
Infosys Ltd. ADR	4,300	76,755
Tata Motors Ltd. ADR(1)	1,824	63,238
		197,381
Indonesia — 3.2%
Astra International Tbk PT	27,900	15,727
Bank Mandiri Persero Tbk PT	39,100	28,345
Bank Negara Indonesia Persero Tbk PT	104,900	41,473
Bank Rakyat Indonesia Persero Tbk PT	79,900	65,623
Telekomunikasi Indonesia Persero Tbk PT	49,300	14,958
United Tractors Tbk PT	10,300	11,599
		177,725
Malaysia — 3.7%
AirAsia Bhd	44,000	28,492
Alliance Financial Group Bhd	40,800	40,744
Berjaya Sports Toto Bhd	22,257	16,779
CIMB Group Holdings Bhd	28,900	31,424
Hong Leong Bank Bhd	4,900	16,061
Hong Leong Financial Group Bhd	4,900	17,859
Malayan Banking Bhd	20,300	41,078
Public Bank Bhd	2,800	13,486
		205,923
Mexico — 2.9%
America Movil SAB de CV, Series L ADR	1,908	23,392
Gentera SAB de CV	5,200	9,315
Gruma SAB de CV, B Shares	3,050	43,875
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	500	5,140
Kimberly-Clark de Mexico SAB de CV, A Shares	14,300	33,782
OHL Mexico SAB de CV(1)	39,100	47,906
		163,410
Peru — 0.8%
Credicorp Ltd.	300	46,299
Philippines — 0.7%
Globe Telecom, Inc.	805	40,591

11

	Shares	Value
Poland — 1.2%
Grupa Lotos SA(1)	2,400	$18,541
Polski Koncern Naftowy Orlen SA	666	11,654
Polskie Gornictwo Naftowe i Gazownictwo SA	25,846	36,884
		67,079
Qatar — 0.5%
Qatar Gas Transport Co. Ltd.	4,531	28,750
Russia — 3.7%
Gazprom PJSC ADR	4,744	20,488
MMC Norilsk Nickel PJSC ADR	1,873	24,932
Moscow Exchange MICEX-RTS PJSC	32,780	57,777
Rosneft PJSC GDR	8,178	41,964
Tatneft PJSC ADR	2,102	64,749
		209,910
South Africa — 7.9%
AngloGold Ashanti Ltd. ADR(1)	4,084	73,757
Barclays Africa Group Ltd.	3,295	32,512
Barloworld Ltd.	7,905	39,647
Brait SE(1)	2,433	23,400
Exxaro Resources Ltd.	5,806	26,735
Liberty Holdings Ltd.	2,009	16,531
MTN Group Ltd.	3,693	36,115
Nedbank Group Ltd.	2,500	31,786
RMB Holdings Ltd.	3,380	12,955
Sanlam Ltd.	4,379	18,012
Sappi Ltd.(1)	11,486	53,574
Standard Bank Group Ltd.	5,437	47,660
Truworths International Ltd.	4,972	29,016
		441,700
South Korea — 14.3%
CJ Corp.	102	17,978
Daelim Industrial Co. Ltd.	394	26,269
Dongbu Insurance Co. Ltd.	247	14,870
Doosan Heavy Industries & Construction Co. Ltd.	630	11,720
Hyosung Corp.	327	35,707
Hyundai Development Co-Engineering & Construction	370	12,808
Hyundai Engineering & Construction Co. Ltd.	1,053	30,807
Kangwon Land, Inc.	1,061	38,498
Korea Electric Power Corp.	1,487	78,473
KT&G Corp.	450	53,340
LG Electronics, Inc.	439	20,681
LG Household & Health Care Ltd. Preference Shares	21	12,078
Lotte Chemical Corp.	176	43,859
POSCO	241	42,580
S-Oil Corp.	881	58,301
Samsung Electronics Co. Ltd.	84	104,568
SK Holdings Co. Ltd.	177	31,178
SK Innovation Co. Ltd.	590	72,648
SK Telecom Co. Ltd.	213	39,857
Woori Bank	6,523	54,227
		800,447

12

	Shares	Value
Taiwan — 10.7%
Cathay Financial Holding Co. Ltd.	54,300	$59,380
Cheng Shin Rubber Industry Co. Ltd.	21,000	44,190
China Steel Corp.	43,000	28,017
Far Eastern New Century Corp.	34,000	25,430
Formosa Petrochemical Corp.	20,000	54,533
Fubon Financial Holding Co. Ltd.	51,000	60,058
Highwealth Construction Corp.	8,400	13,911
Hon Hai Precision Industry Co. Ltd.	31,954	82,221
Lite-On Technology Corp.	11,000	15,118
Mega Financial Holding Co. Ltd.	20,000	15,124
Novatek Microelectronics Corp.	3,000	11,218
Phison Electronics Corp.	3,000	25,947
Powertech Technology, Inc.	9,000	19,961
Siliconware Precision Industries Co.	24,000	36,859
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,700	44,591
Transcend Information, Inc.	15,000	45,564
Wistron Corp.	26,000	18,223
		600,345
Thailand — 0.2%
Siam Cement PCL (The)	1,000	13,619
Turkey — 1.8%
Arcelik AS	3,583	23,635
Eregli Demir ve Celik Fabrikalari TAS	20,255	28,769
TAV Havalimanlari Holding AS	2,869	12,345
Turk Hava Yollari AO(1)	4,186	8,387
Turk Telekomunikasyon AS	13,927	29,482
		102,618
United Arab Emirates — 1.1%
Dubai Islamic Bank PJSC	42,504	59,228
TOTAL COMMON STOCKS (Cost $5,262,857)		5,123,963
EXCHANGE-TRADED FUNDS — 6.2%
iShares MSCI Brazil Capped ETF	379	11,419
iShares MSCI India ETF	8,135	227,129
iShares MSCI Emerging Markets ETF	3,178	109,196
TOTAL EXCHANGE-TRADED FUNDS (Cost $326,091)		347,744
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $114,875), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $109,001)		109,000
State Street Institutional Liquid Reserves Fund, Premier Class	148	148
TOTAL TEMPORARY CASH INVESTMENTS (Cost $109,148)		109,148
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $5,698,096)		5,580,855
OTHER ASSETS AND LIABILITIES — 0.5%		29,386
TOTAL NET ASSETS — 100.0%		$5,610,241

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	34.1%
Energy	11.5%
Information Technology	10.2%
Materials	8.2%
Telecommunication Services	7.9%
Industrials	6.9%
Consumer Discretionary	6.0%
Utilities	4.0%
Consumer Staples	2.5%
Exchange-Traded Funds	6.2%
Cash and Equivalents*	2.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $5,698,096)	$5,580,855
Foreign currency holdings, at value (cost of $5,961)	5,962
Receivable for capital shares sold	5,203
Dividends and interest receivable	49,724
5,641,744

Liabilities
Payable for investments purchased	24,198
Accrued management fees	6,227
Distribution and service fees payable	392
Accrued other expenses	686
31,503

Net Assets	$5,610,241

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,548,135
Undistributed net investment income	47,025
Accumulated net realized loss	(1,867,548)
Net unrealized depreciation	(117,371)
$5,610,241

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,118,901	442,136	$7.05
Institutional Class, $0.01 Par Value	$1,121,119	158,734	$7.06
A Class, $0.01 Par Value	$1,129,810	160,446	$7.04*
C Class, $0.01 Par Value	$180,940	25,822	$7.01
R Class, $0.01 Par Value	$59,471	8,463	$7.03
*Maximum offering price $7.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,193)	$180,533
Interest	148
180,681

Expenses:
Management fees	71,978
Distribution and service fees:
A Class	2,790
C Class	1,797
R Class	414
Directors' fees and expenses	287
Other expenses	793
78,059
Fees waived	(3,417)
74,642

Net investment income (loss)	106,039

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,366,990)
Foreign currency transactions	(6,592)
(1,373,582)

Change in net unrealized appreciation (depreciation) on:
Investments	170,545
Translation of assets and liabilities in foreign currencies	119
170,664

Net realized and unrealized gain (loss)	(1,202,918)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,096,879)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$106,039	$129,924
Net realized gain (loss)	(1,373,582)	(363,410)
Change in net unrealized appreciation (depreciation)	170,664	(431,978)
Net increase (decrease) in net assets resulting from operations	(1,096,879)	(665,464)

Distributions to Shareholders
From net investment income:
Investor Class	(37,958)	(83,206)
Institutional Class	(20,247)	(47,628)
A Class	(15,861)	(41,993)
C Class	(1,319)	(5,260)
R Class	(397)	(6,375)
Decrease in net assets from distributions	(75,782)	(184,462)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	742,307	630,244

Net increase (decrease) in net assets	(430,354)	(219,682)

Net Assets
Beginning of period	6,040,595	6,260,277
End of period	$5,610,241	$6,040,595

Undistributed net investment income	$47,025	$17,550

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

19

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 53% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.52% for the Investor Class, A Class, C Class and R Class and 1.32% for the Institutional Class. During the year ended June 30, 2016, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended June 30, 2016 was $1,677, $775, $781, $126 and $58 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended June 30, 2016 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended June 30, 2016.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $4,487,504 and $3,795,980, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	45,000,000		50,000,000
Sold	262,248	$1,844,695	168,694	$1,631,142
Issued in reinvestment of distributions	5,822	37,958	9,713	82,559
Redeemed	(148,958)	(1,057,641)	(129,020)	(1,209,216)
	119,112	825,012	49,387	504,485
Institutional Class/Shares Authorized	25,000,000		30,000,000
Sold	15	100	11	100
Issued in reinvestment of distributions	3,105	20,247	5,603	47,628
	3,120	20,347	5,614	47,728
A Class/Shares Authorized	15,000,000		20,000,000
Sold	510	3,567	3,214	29,454
Issued in reinvestment of distributions	2,436	15,861	4,940	41,993
Redeemed	(132)	(858)	(557)	(5,237)
	2,814	18,570	7,597	66,210
C Class/Shares Authorized	15,000,000		15,000,000
Issued in reinvestment of distributions	202	1,319	620	5,260
R Class/Shares Authorized	15,000,000		15,000,000
Sold	4,668	31,139	21	186
Issued in reinvestment of distributions	61	397	750	6,375
Redeemed	(22,037)	(154,477)	—	—
	(17,308)	(122,941)	771	6,561
Net increase (decrease)	107,940	$742,307	63,989	$630,244

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$169,870	$255,997	—
Chile	61,776	—	—
China	118,154	1,324,211	—
India	197,381	—	—
Mexico	23,392	140,018	—
Peru	46,299	—	—
South Africa	73,757	367,943	—
Taiwan	44,591	555,754	—
Other Countries	—	1,744,820	—
Exchange-Traded Funds	347,744	—	—
Temporary Cash Investments	148	109,000	—
	$1,083,112	$4,497,743	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$75,782	$184,462
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,742,015
Gross tax appreciation of investments	$334,888
Gross tax depreciation of investments	(496,048)
Net tax appreciation (depreciation) of investments	(161,160)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(130)
Net tax appreciation (depreciation)	$(161,290)
Undistributed ordinary income	$79,309
Accumulated short-term capital losses	$(950,873)
Accumulated long-term capital losses	$(905,040)

22

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.79	0.16	(1.78)	(1.62)	(0.12)	$7.05	(18.36)%	1.47%	1.54%	2.24%	2.17%	78%	$3,119
2015	$10.04	0.21	(1.16)	(0.95)	(0.30)	$8.79	(9.36)%	1.46%	1.53%	2.16%	2.09%	83%	$2,839
2014(4)	$10.00	0.13	(0.09)	0.04	—	$10.04	0.40%	1.46%(5)	1.53%(5)	1.91%(5)	1.84%(5)	44%	$2,748
Institutional Class
2016	$8.80	0.16	(1.77)	(1.61)	(0.13)	$7.06	(18.17)%	1.27%	1.34%	2.44%	2.37%	78%	$1,121
2015	$10.06	0.22	(1.16)	(0.94)	(0.32)	$8.80	(9.26)%	1.26%	1.33%	2.36%	2.29%	83%	$1,369
2014(4)	$10.00	0.13	(0.07)	0.06	—	$10.06	0.60%	1.26%(5)	1.33%(5)	2.11%(5)	2.04%(5)	44%	$1,508
A Class
2016	$8.77	0.13	(1.76)	(1.63)	(0.10)	$7.04	(18.49)%	1.72%	1.79%	1.99%	1.92%	78%	$1,130
2015	$10.03	0.18	(1.16)	(0.98)	(0.28)	$8.77	(9.71)%	1.71%	1.78%	1.91%	1.84%	83%	$1,383
2014(4)	$10.00	0.10	(0.07)	0.03	—	$10.03	0.30%	1.71%(5)	1.78%(5)	1.66%(5)	1.59%(5)	44%	$1,504
C Class
2016	$8.73	0.08	(1.75)	(1.67)	(0.05)	$7.01	(19.07)%	2.47%	2.54%	1.24%	1.17%	78%	$181
2015	$9.98	0.11	(1.15)	(1.04)	(0.21)	$8.73	(10.36)%	2.46%	2.53%	1.16%	1.09%	83%	$224
2014(4)	$10.00	0.05	(0.07)	(0.02)	—	$9.98	(0.20)%	2.46%(5)	2.53%(5)	0.91%(5)	0.84%(5)	44%	$249

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$8.76	0.14	(1.79)	(1.65)	(0.08)	$7.03	(18.71)%	1.97%	2.04%	1.74%	1.67%	78%	$59
2015	$10.01	0.15	(1.14)	(0.99)	(0.26)	$8.76	(9.86)%	1.96%	2.03%	1.66%	1.59%	83%	$226
2014(4)	$10.00	0.08	(0.07)	0.01	—	$10.01	0.10%	1.96%(5)	2.03%(5)	1.41%(5)	1.34%(5)	44%	$250

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2013 (fund inception) through June 30, 2014.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Value Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

26

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For the fiscal year ended June 30, 2016, the fund intends to pass through to shareholders foreign source income of $198,766 and foreign taxes paid of $23,193, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2016 are $0.2498 and $0.0292, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89960 1608

Annual Report

June 30, 2016

Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BEQGX	-2.78%	10.51%	6.23%	5/9/91
S&P 500 Index	—	3.99%	12.09%	7.42%	—
Institutional Class	AMEIX	-2.58%	10.73%	6.44%	1/2/98
A Class	BEQAX				10/9/97
No sales charge		-3.03%	10.24%	5.97%
With sales charge		-8.60%	8.94%	5.34%
C Class	AEYCX	-3.73%	9.42%	5.18%	7/18/01
R Class	AEYRX	-3.24%	9.97%	5.70%	7/29/05
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $18,314

S&P 500 Index — $20,465

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Manager: Claudia Musat

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

Equity Growth returned -2.78%* for the fiscal year ended June 30, 2016, compared with the 3.99% return of its benchmark, the S&P 500 Index.

Equity Growth declined during the fiscal year, underperforming its benchmark, the S&P 500 Index. Security selection in the industrials, consumer discretionary, and financials sectors led fund detraction, while materials sector holdings contributed to relative performance.

Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation factors were detrimental to selection results, while quality- and sentiment-based insights were somewhat positive. Growth was largely neutral.

Stock Choices Across Several Sectors Hindered Relative Returns

A number of industrials sector holdings pressured the fund’s 12-month results, although no individual position was a leading underperformer. Similarly, consumer discretionary holdings weighed on results, driven by a portfolio-only position in GoPro, as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. We ultimately sold our stake in the position.

Security selection in the financials sector was also a principal detractor. A number of capital markets holdings weighed on the sector’s results, including Legg Mason, an overweight position relative to the benchmark. The asset manager’s stock price came under pressure after reporting a quarterly net loss and announcing several strategic acquisitions and agreements. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio-only holding, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. Both holding were subsequently liquidated.

Health care was another area of weakness, particularly among biotechnology companies. An overweight position in Biogen hindered results. The biopharmaceutical holding’s share price fell sharply on disappointing revenue and lowered earnings guidance for 2015 as a result of declining sales of its Tecfidera multiple sclerosis treatment. Nevertheless, we believe the holding’s attractive valuation and growth characteristics support our positioning. Elsewhere, the fund’s underweight position, relative to the benchmark, in internet giant Alphabet, the parent company of Google, negatively impacted results as its stock price appreciated strongly during the period on substantial growth in mobile advertising revenues as users increasingly migrated to mobile platforms.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Materials Sector Holdings Contributed

Stock selection in the materials sector bolstered the fund’s relative returns, especially an overweight position in Newmont Mining. The gold and silver miner benefited from rising precious metals prices, which bolstered the broad sector during the second half of the period. The holding’s valuation and growth metrics declined, and we opted to exit our investment. Portfolio-only holding Cabot, a specialty chemicals manufacturer, also gained on the commodity rally that lifted many materials stocks.

Several consumer staples stocks were leading individual outperformers, helping to limit the fund’s decline. These included Kroger, a grocery chain operator, whose strong profit growth was fueled by rising comparable store sales. Deceleration across most factors led us to liquidate our investment in the stock. Tyson Foods was beneficial as the poultry processor’s stock price reached new highs after beating quarterly earnings projections and raising future profit guidance.

A Look Ahead

At period end, consumer staples and information technology were the fund’s largest overweight positions on a sector basis. In consumer staples, we are finding opportunities in household goods manufacturers. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The financials and consumer discretionary sectors, both portfolio underweights, continue to face challenges, in our opinion. In financials, we find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500.

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	3.1%
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.3%
Exxon Mobil Corp.	2.1%
Apple, Inc.	2.1%
Procter & Gamble Co. (The)	2.1%
Merck & Co., Inc.	1.9%
Facebook, Inc., Class A	1.8%
Intel Corp.	1.7%
PepsiCo, Inc.	1.7%

Top Five Industries	% of net assets
Software	6.6%
Biotechnology	5.3%
Pharmaceuticals	5.1%
Internet Software and Services	4.9%
Food Products	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,015.50	$3.41	0.68%
Institutional Class	$1,000	$1,016.50	$2.41	0.48%
A Class	$1,000	$1,014.00	$4.66	0.93%
C Class	$1,000	$1,010.80	$8.40	1.68%
R Class	$1,000	$1,013.10	$5.91	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 2.0%
Boeing Co. (The)	308,925	$40,120,090
Spirit AeroSystems Holdings, Inc., Class A(1)	494,583	21,267,069
		61,387,159
Airlines — 1.4%
Alaska Air Group, Inc.	102,023	5,946,920
Delta Air Lines, Inc.	155,612	5,668,945
JetBlue Airways Corp.(1)	716,923	11,872,245
United Continental Holdings, Inc.(1)	507,967	20,846,966
		44,335,076
Auto Components — 1.3%
Goodyear Tire & Rubber Co. (The)	846,167	21,712,645
Lear Corp.	202,836	20,640,592
		42,353,237
Banks — 2.9%
Citigroup, Inc.	1,116,843	47,342,975
JPMorgan Chase & Co.	248,435	15,437,751
SunTrust Banks, Inc.	367,468	15,095,585
Wells Fargo & Co.	296,770	14,046,124
		91,922,435
Beverages — 2.1%
Coca-Cola Co. (The)	89,153	4,041,306
Dr Pepper Snapple Group, Inc.	93,288	9,014,419
PepsiCo, Inc.	495,483	52,491,469
		65,547,194
Biotechnology — 5.3%
AbbVie, Inc.	661,930	40,980,086
Amgen, Inc.	307,244	46,747,175
Biogen, Inc.(1)	134,347	32,487,791
Gilead Sciences, Inc.	516,100	43,053,062
United Therapeutics Corp.(1)	29,549	3,129,830
		166,397,944
Building Products — 1.2%
Owens Corning	553,981	28,541,101
USG Corp.(1)	328,253	8,849,701
		37,390,802
Capital Markets — 0.4%
Eaton Vance Corp.	332,898	11,764,615
Chemicals — 3.7%
Air Products & Chemicals, Inc.	233,186	33,121,740
Cabot Corp.	496,232	22,657,953
Dow Chemical Co. (The)	628,990	31,267,093
PPG Industries, Inc.	262,089	27,296,569
		114,343,355
Communications Equipment — 1.6%
Cisco Systems, Inc.	1,735,337	49,786,819

	Shares	Value
Consumer Finance — 2.7%
American Express Co.	503,539	$30,595,030
Discover Financial Services	560,002	30,010,507
Synchrony Financial(1)	993,003	25,103,116
		85,708,653
Containers and Packaging — 0.2%
Avery Dennison Corp.	91,735	6,857,191
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	147,745	21,391,999
MSCI, Inc., Class A	50,799	3,917,619
Nasdaq, Inc.	400,557	25,904,021
		51,213,639
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	976,194	42,181,343
Verizon Communications, Inc.	819,916	45,784,109
		87,965,452
Electric Utilities — 0.3%
NextEra Energy, Inc.	61,954	8,078,802
Energy Equipment and Services — 1.3%
Atwood Oceanics, Inc.	427,322	5,350,071
Dril-Quip, Inc.(1)	16,886	986,649
FMC Technologies, Inc.(1)	840,859	22,425,710
Rowan Cos. plc	665,117	11,745,966
		40,508,396
Food and Staples Retailing — 1.5%
Wal-Mart Stores, Inc.	629,585	45,972,297
Food Products — 4.4%
Campbell Soup Co.	65,510	4,358,380
Dean Foods Co.	806,836	14,595,663
General Mills, Inc.	314,951	22,462,305
Hershey Co. (The)	195,487	22,185,820
Hormel Foods Corp.	724,768	26,526,509
Ingredion, Inc.	79,992	10,351,765
Pilgrim's Pride Corp.	400,509	10,204,969
Tyson Foods, Inc., Class A	389,765	26,032,405
		136,717,816
Gas Utilities — 0.7%
ONE Gas, Inc.	133,918	8,917,600
Southwest Gas Corp.	75,656	5,954,884
UGI Corp.	144,646	6,545,231
		21,417,715
Health Care Equipment and Supplies — 3.2%
Abbott Laboratories	39,690	1,560,214
Becton Dickinson and Co.	35,490	6,018,749
C.R. Bard, Inc.	117,284	27,580,505
Medtronic plc	447,183	38,802,069
St. Jude Medical, Inc.	325,642	25,400,076
		99,361,613
Health Care Providers and Services — 2.0%
Aetna, Inc.	130,262	15,908,898
AmerisourceBergen Corp.	140,213	11,121,695

	Shares	Value
Express Scripts Holding Co.(1)	461,115	$34,952,517
		61,983,110
Hotels, Restaurants and Leisure — 2.2%
Bloomin' Brands, Inc.	567,895	10,148,284
Carnival Corp.	586,201	25,910,084
Darden Restaurants, Inc.	400,797	25,386,482
McDonald's Corp.	72,843	8,765,926
		70,210,776
Household Products — 3.3%
Clorox Co. (The)	31,354	4,339,080
Kimberly-Clark Corp.	243,877	33,528,210
Procter & Gamble Co. (The)	772,008	65,365,917
		103,233,207
Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc.	35,914	1,571,597
Industrial Conglomerates — 3.5%
3M Co.	134,299	23,518,441
Carlisle Cos., Inc.	233,786	24,706,504
Danaher Corp.	341,932	34,535,132
General Electric Co.	816,614	25,707,009
		108,467,086
Insurance — 2.0%
Aflac, Inc.	69,951	5,047,664
Aon plc	84,895	9,273,081
Hanover Insurance Group, Inc. (The)	279,778	23,674,814
Prudential Financial, Inc.	19,341	1,379,787
Unum Group	696,467	22,140,686
		61,516,032
Internet and Catalog Retail — 2.3%
Amazon.com, Inc.(1)	98,711	70,639,566
Priceline Group, Inc. (The)(1)	1,241	1,549,277
		72,188,843
Internet Software and Services — 4.9%
Alphabet, Inc., Class A(1)	141,372	99,459,443
Facebook, Inc., Class A(1)	485,041	55,430,486
		154,889,929
IT Services — 1.7%
International Business Machines Corp.	301,831	45,811,909
PayPal Holdings, Inc.(1)	198,941	7,263,336
		53,075,245
Life Sciences Tools and Services — 1.1%
Thermo Fisher Scientific, Inc.	241,266	35,649,464
Machinery — 1.9%
PACCAR, Inc.	586,184	30,405,364
Stanley Black & Decker, Inc.	230,145	25,596,727
Toro Co. (The)	41,331	3,645,394
		59,647,485
Media — 2.4%
AMC Networks, Inc., Class A(1)	45,935	2,775,393
Time Warner, Inc.	387,052	28,463,804
Viacom, Inc., Class B	613,824	25,455,281

	Shares	Value
Walt Disney Co. (The)	182,639	$17,865,747
		74,560,225
Metals and Mining — 1.0%
Barrick Gold Corp.	287,992	6,148,629
Nucor Corp.	526,101	25,994,651
		32,143,280
Multi-Utilities — 0.1%
CenterPoint Energy, Inc.	73,123	1,754,952
Multiline Retail — 1.1%
Target Corp.	479,854	33,503,406
Oil, Gas and Consumable Fuels — 3.8%
Apache Corp.	79,954	4,451,039
Chevron Corp.	323,809	33,944,897
Exxon Mobil Corp.	712,709	66,809,342
World Fuel Services Corp.	289,838	13,764,407
		118,969,685
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	168,467	15,333,866
Pharmaceuticals — 5.1%
Johnson & Johnson	269,685	32,712,791
Merck & Co., Inc.	1,009,054	58,131,601
Mylan NV(1)	599,050	25,902,922
Pfizer, Inc.	1,221,626	43,013,451
		159,760,765
Real Estate Investment Trusts (REITs) — 2.4%
Host Hotels & Resorts, Inc.	928,756	15,055,135
Lamar Advertising Co., Class A	476,101	31,565,496
Liberty Property Trust	121,077	4,809,178
Ryman Hospitality Properties, Inc.	266,287	13,487,437
Sunstone Hotel Investors, Inc.	535,976	6,469,230
WP Carey, Inc.	73,850	5,126,667
		76,513,143
Real Estate Management and Development — 0.4%
Realogy Holdings Corp.(1)	413,143	11,989,410
Semiconductors and Semiconductor Equipment — 4.1%
Applied Materials, Inc.	1,158,437	27,767,735
Intel Corp.	1,631,060	53,498,768
NVIDIA Corp.	68,302	3,210,877
QUALCOMM, Inc.	722,321	38,694,736
Teradyne, Inc.	189,264	3,726,608
		126,898,724
Software — 6.6%
Adobe Systems, Inc.(1)	373,776	35,804,003
Electronic Arts, Inc.(1)	167,048	12,655,557
Intuit, Inc.	65,384	7,297,508
Microsoft Corp.	1,834,531	93,872,951
Oracle Corp.	709,973	29,059,195
Synopsys, Inc.(1)	126,544	6,843,500
VMware, Inc., Class A(1)	376,333	21,533,774
		207,066,488

	Shares	Value
Specialty Retail — 0.3%
Best Buy Co., Inc.	212,414	$6,499,868
Foot Locker, Inc.	83,501	4,580,865
		11,080,733
Technology Hardware, Storage and Peripherals — 3.3%
Apple, Inc.	694,237	66,369,057
EMC Corp.	362,788	9,856,950
HP, Inc.	1,657,223	20,798,149
NetApp, Inc.	265,258	6,522,694
		103,546,850
Thrifts and Mortgage Finance — 0.6%
Essent Group Ltd.(1)	912,968	19,911,832
Tobacco — 1.5%
Altria Group, Inc.	275,807	19,019,651
Philip Morris International, Inc.	264,463	26,901,176
		45,920,827
Trading Companies and Distributors — 0.3%
HD Supply Holdings, Inc.(1)	296,827	10,335,516
TOTAL COMMON STOCKS (Cost $2,711,657,399)		3,100,752,686
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 8/15/43, valued at $26,838,500), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $26,309,146)		26,309,000
State Street Institutional Liquid Reserves Fund, Premier Class	17,476	17,476
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,326,476)		26,326,476
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,737,983,875)		3,127,079,162
OTHER ASSETS AND LIABILITIES†		1,170,556
TOTAL NET ASSETS — 100.0%		$3,128,249,718

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $2,737,983,875)	$3,127,079,162
Receivable for capital shares sold	1,113,005
Dividends and interest receivable	3,533,214
3,131,725,381

Liabilities
Payable for capital shares redeemed	1,707,765
Accrued management fees	1,631,326
Distribution and service fees payable	52,242
Accrued other expenses	84,330
3,475,663

Net Assets	$3,128,249,718

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,769,492,539
Undistributed net investment income	917,942
Accumulated net realized loss	(31,256,050)
Net unrealized appreciation	389,095,287
$3,128,249,718

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,488,950,672	90,702,275	$27.44
Institutional Class, $0.01 Par Value	$453,857,944	16,527,769	$27.46
A Class, $0.01 Par Value	$144,364,735	5,266,523	$27.41*
C Class, $0.01 Par Value	$12,541,574	461,324	$27.19
R Class, $0.01 Par Value	$28,534,793	1,040,352	$27.43
*Maximum offering price $29.08 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $864)	$70,234,108
Interest	19,816
70,253,924

Expenses:
Management fees	21,092,385
Distribution and service fees:
A Class	424,530
C Class	147,523
R Class	145,308
Directors' fees and expenses	195,235
Other expenses	90,384
22,095,365

Net investment income (loss)	48,158,559

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(28,024,071)
Futures contract transactions	(723,568)
(28,747,639)

Change in net unrealized appreciation (depreciation) on investments	(129,839,493)

Net realized and unrealized gain (loss)	(158,587,132)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(110,428,573)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$48,158,559	$50,980,964
Net realized gain (loss)	(28,747,639)	363,455,274
Change in net unrealized appreciation (depreciation)	(129,839,493)	(217,200,573)
Net increase (decrease) in net assets resulting from operations	(110,428,573)	197,235,665

Distributions to Shareholders
From net investment income:
Investor Class	(37,271,245)	(37,349,584)
Institutional Class	(7,553,157)	(7,409,434)
A Class	(1,927,047)	(3,702,487)
C Class	(58,274)	(59,419)
R Class	(264,938)	(227,876)
From net realized gains:
Investor Class	(168,968,392)	(282,828,250)
Institutional Class	(29,482,046)	(48,133,435)
A Class	(10,827,066)	(33,969,356)
C Class	(983,273)	(1,618,433)
R Class	(1,855,795)	(2,983,117)
Decrease in net assets from distributions	(259,191,233)	(418,281,391)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(128,314,563)	503,434,509

Net increase (decrease) in net assets	(497,934,369)	282,388,783

Net Assets
Beginning of period	3,626,184,087	3,343,795,304
End of period	$3,128,249,718	$3,626,184,087

Undistributed net investment income	$917,942	$732,783

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 0.66% for the Investor Class, A Class, C Class and R Class and 0.46% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $15,467,854 and $15,468,977, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $2,979,377,537 and $3,309,563,936, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		540,000,000
Sold	8,773,841	$245,418,381	20,258,376	$639,302,774
Issued in reinvestment of distributions	7,451,534	203,615,468	10,481,982	316,028,595
Redeemed	(19,995,458)	(552,526,785)	(14,708,804)	(464,454,934)
	(3,770,083)	(103,492,936)	16,031,554	490,876,435
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	1,742,174	48,715,996	3,926,959	123,462,438
Issued in reinvestment of distributions	1,324,158	36,226,019	1,829,155	55,233,638
Redeemed	(2,801,956)	(77,828,677)	(3,231,529)	(102,105,104)
	264,376	7,113,338	2,524,585	76,590,972
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,075,248	30,338,952	2,679,859	85,038,764
Issued in reinvestment of distributions	441,683	12,047,893	1,225,614	36,863,988
Redeemed	(2,646,486)	(73,610,845)	(6,638,188)	(208,956,030)
	(1,129,555)	(31,224,000)	(2,732,715)	(87,053,278)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	70,349	1,995,450	147,521	4,689,887
Issued in reinvestment of distributions	36,184	976,297	52,859	1,570,942
Redeemed	(184,738)	(5,069,110)	(74,620)	(2,374,222)
	(78,205)	(2,097,363)	125,760	3,886,607
R Class/Shares Authorized	20,000,000		20,000,000
Sold	357,922	9,969,090	820,406	26,240,916
Issued in reinvestment of distributions	77,763	2,120,331	106,935	3,210,993
Redeemed	(386,389)	(10,703,023)	(327,138)	(10,318,136)
	49,296	1,386,398	600,203	19,133,773
Net increase (decrease)	(4,664,171)	$(128,314,563)	16,549,387	$503,434,509

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,100,752,686	—	—
Temporary Cash Investments	17,476	$26,309,000	—
	$3,100,770,162	$26,309,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2016, the effect of equity price risk derivative instruments on the Statement of Operations was $(723,568) in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$84,048,681	$151,497,997
Long-term capital gains	$175,142,552	$266,783,394

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,741,481,966
Gross tax appreciation of investments	$501,133,009
Gross tax depreciation of investments	(115,535,813)
Net tax appreciation (depreciation) of investments	$385,597,196
Undistributed ordinary income	$917,942
Accumulated short-term capital losses	$(27,757,959)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$30.56	0.41	(1.29)	(0.88)	(0.40)	(1.84)	(2.24)	$27.44	(2.78)%	0.67%	1.45%	91%	$2,488,951
2015	$32.75	0.46	1.37	1.83	(0.43)	(3.59)	(4.02)	$30.56	5.93%	0.67%	1.45%	86%	$2,886,976
2014	$27.74	0.44	6.31	6.75	(0.43)	(1.31)	(1.74)	$32.75	24.92%	0.67%	1.45%	80%	$2,568,711
2013	$23.30	0.47	4.43	4.90	(0.46)	—	(0.46)	$27.74	21.19%	0.68%	1.82%	94%	$2,080,375
2012	$22.37	0.34	0.93	1.27	(0.34)	—	(0.34)	$23.30	5.76%	0.68%	1.55%	86%	$1,654,130
Institutional Class
2016	$30.58	0.46	(1.29)	(0.83)	(0.45)	(1.84)	(2.29)	$27.46	(2.58)%	0.47%	1.65%	91%	$453,858
2015	$32.77	0.53	1.37	1.90	(0.50)	(3.59)	(4.09)	$30.58	6.13%	0.47%	1.65%	86%	$497,333
2014	$27.75	0.50	6.32	6.82	(0.49)	(1.31)	(1.80)	$32.77	25.19%	0.47%	1.65%	80%	$450,166
2013	$23.31	0.52	4.43	4.95	(0.51)	—	(0.51)	$27.75	21.42%	0.48%	2.02%	94%	$303,312
2012	$22.38	0.38	0.93	1.31	(0.38)	—	(0.38)	$23.31	5.97%	0.48%	1.75%	86%	$216,802
A Class
2016	$30.53	0.33	(1.29)	(0.96)	(0.32)	(1.84)	(2.16)	$27.41	(3.03)%	0.92%	1.20%	91%	$144,365
2015	$32.72	0.38	1.37	1.75	(0.35)	(3.59)	(3.94)	$30.53	5.67%	0.92%	1.20%	86%	$195,262
2014	$27.72	0.37	6.29	6.66	(0.35)	(1.31)	(1.66)	$32.72	24.59%	0.92%	1.20%	80%	$298,677
2013	$23.28	0.40	4.43	4.83	(0.39)	—	(0.39)	$27.72	20.91%	0.93%	1.57%	94%	$240,027
2012	$22.35	0.28	0.93	1.21	(0.28)	—	(0.28)	$23.28	5.51%	0.93%	1.30%	86%	$183,498

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$30.29	0.12	(1.27)	(1.15)	(0.11)	(1.84)	(1.95)	$27.19	(3.73)%	1.67%	0.45%	91%	$12,542
2015	$32.50	0.15	1.35	1.50	(0.12)	(3.59)	(3.71)	$30.29	4.87%	1.67%	0.45%	86%	$16,342
2014	$27.54	0.14	6.25	6.39	(0.12)	(1.31)	(1.43)	$32.50	23.68%	1.67%	0.45%	80%	$13,447
2013	$23.13	0.21	4.40	4.61	(0.20)	—	(0.20)	$27.54	20.02%	1.68%	0.82%	94%	$9,039
2012	$22.21	0.12	0.92	1.04	(0.12)	—	(0.12)	$23.13	4.71%	1.68%	0.55%	86%	$7,013
R Class
2016	$30.54	0.27	(1.29)	(1.02)	(0.25)	(1.84)	(2.09)	$27.43	(3.24)%	1.17%	0.95%	91%	$28,535
2015	$32.74	0.32	1.35	1.67	(0.28)	(3.59)	(3.87)	$30.54	5.38%	1.17%	0.95%	86%	$30,271
2014	$27.73	0.29	6.30	6.59	(0.27)	(1.31)	(1.58)	$32.74	24.31%	1.17%	0.95%	80%	$12,795
2013	$23.29	0.34	4.43	4.77	(0.33)	—	(0.33)	$27.73	20.60%	1.18%	1.32%	94%	$9,600
2012	$22.36	0.23	0.93	1.16	(0.23)	—	(0.23)	$23.29	5.24%	1.18%	1.05%	86%	$6,848

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

26

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was at its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $46,349,642, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $36,966,256 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2016.

The fund hereby designates $175,142,552, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89954 1608

Annual Report

June 30, 2016

Global Gold Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	61.72%	-10.65%	-0.88%	—	8/17/88
NYSE Arca Gold Miners Index	—	58.34%	-11.49%	-2.10%	—	—
MSCI World Index	—	-2.78%	6.62%	4.43%	—	—
Institutional Class	AGGNX	62.07%	-10.46%	—	-2.57%	9/28/07
A Class	ACGGX					5/6/98
No sales charge		61.32%	-10.87%	-1.13%	—
With sales charge		52.12%	-11.92%	-1.71%	—
C Class	AGYCX	60.20%	-11.54%	—	-3.74%	9/28/07
R Class	AGGWX	60.88%	-11.09%	—	-3.26%	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $9,156

NYSE Arca Gold Miners Index — $8,091

MSCI World Index — $15,429

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Yulin Long and Elizabeth Xie

In May 2016, portfolio managers Bill Martin and Lynette Pang left the fund's management team. They were replaced by Yulin Long and Elizabeth Xie.

Performance Summary

Global Gold advanced 61.72%* for the 12 months ended June 30, 2016. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 58.34%. The fund’s outperformance relative to the benchmark primarily was due to stock selection.

Gold Prices Struggled Early in Period

Gold bullion prices were volatile during the 12-month period, but increased overall due to a sharp rally in the second half of the period. During the first six months, gold prices generally declined on expectations for the Federal Reserve (Fed) to begin “normalizing” short-term interest rates. The prospect of higher interest rates and resulting stronger U.S. dollar pressured gold prices. Gold, which is priced in U.S. dollars and generally moves in the opposite direction of the greenback, became more expensive for foreign buyers. On December 16, 2015, the Fed finally ended its unprecedented near-zero interest rate policy, which had been in place since 2008, and implemented its first rate hike in more than nine years. Furthermore, the Fed indicated more rate hikes were likely to come in 2016. Against this backdrop, gold prices declined 10% for the six-month period ended December 31, 2015, according to COMEX, the primary market for metals trading.

Central Bank Policies, Brexit Drove Gold Prices Higher

A significant shift in the gold market emerged early in 2016. A sharp first-quarter slowdown in the U.S. economy, along with ongoing concerns about the health of the global economy, lessened the likelihood of Fed rate normalization progressing at the originally expected pace. Accordingly, the U.S. dollar weakened versus most currencies. In addition, aggressive stimulus measures from the European Central Bank and Bank of Japan, including the introduction of negative interest rates, further supported gold.

Demand for gold soared 21% year over year through the first quarter of 2016, the fastest pace on record, according to the World Gold Council. Private investment accounted for the bulk of the demand increase. Gold prices-and demand for the precious metal-increased further in the final months of the period, largely due to the global economic uncertainty triggered by the June 23 “Brexit” vote, which revealed U.K. voters’ desire to leave the European Union. Gold benefited from its status as a perceived “safe-haven” asset in times of uncertainty and turmoil, and prices soared 25% in the six-month period ended June 30, 2016.

For the 12-month period, gold prices increased 13% from $1,171 an ounce as of June 30, 2015, to $1,321 a year later. Gold mining stocks generally outperformed the gold bullion largely due to improving profit margins.

Portfolio Positioning Favored Quality

The fund typically holds a 20% allocation to explorers and emerging producers, which are more closely tied to the performance of the metal than are the larger gold producers. We also believe

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

these companies provide most of the growth opportunities in the sector. We maintained the quality of this allocation by focusing on higher-grade projects and operations in comparatively “safe” geopolitical jurisdictions, while avoiding companies requiring financing in the next two years.

Canada Led Contributors

Overall, stock selection and an overweight position relative to the benchmark in Canada, along with underweight positions in China and Hong Kong, contributed to the fund’s relative performance. Notable individual contributors included a portfolio-only position in Gold Standard Ventures and an overweight position in Guyana Goldfields. Gold Standard focuses its acquisition and exploration activities on Nevada. Investors have high expectations for the company’s large, undeveloped land on the Carlin trend in the state. This pro-mining jurisdiction is close to processing facilities and infrastructure and contains more than 20 million ounces of gold, according to company reports. In addition, the company has a strong cash position. Investors believe successful drill results could boost interest in the company’s projects and possibly lead to a takeover offer.

Guyana Goldfields, a mineral exploration company, is based in Canada but primarily engaged in the exploration and development of gold deposits in Guyana, South America. The company began commercial gold production at its flagship Aurora mine in 2015, and in May, Guyana reported strong production and financial results, including a profit margin of $418 per ounce of gold, during its first commercial quarter of production. The company also said it was on track to achieve its 2016 production targets while increasing operating efficiencies and controlling costs. By the end of the reporting period, several analysts had increased their price targets for the company’s stock.

South Africa Underweight Was a Main Detractor

An underweight position relative to the benchmark in South Africa and stock selection in the U.S. and Australia detracted from relative results. In terms of individual holdings, a portfolio-only position in GoGold Resources, a Canada-based company engaged in exploration, development, and production of gold, silver, and copper, primarily in Mexico, was a main detractor. The company’s stock declined due to production delays during the first half of the reporting period. In early 2016, the company completed a $10 million upgrade to implement a process for recovering gold and silver more quickly. At the end of the first quarter of 2016, GoGold reported an 8% increase in silver production, and management indicated production would increase for the remainder of 2016.

South Africa-based Sibanye Gold, which is the largest producer of gold in South African mines, reported robust earnings growth during the period. Furthermore, at year-end 2015, the company’s dividend beat analysts’ expectations, and management forecasted strong cash flows for 2016. Similar to other South African gold producers, Sibanye benefited from a weak local currency, as it receives revenue in dollars and its costs are in rand. Seeking to capitalize on its earnings strength and share price gains, Sibanye also announced plans to purchase gold and platinum assets in 2016. These factors supported strong stock gains, and the fund’s underweight position in Sibanye weighed on relative results.

Security Selection Remains Key

We believe longer-term support for gold prices could come in the form of strong demand from central banks in the emerging markets, rising consumer demand from emerging economies, and rising inflation stemming from the effects of unprecedented monetary and fiscal policies in the developed world.

As always, we believe security selection remains crucial. In particular, we favor what we believe to be high-quality, inexpensive stocks with positive market sentiment. We will seek to provide an investment that moves in line with gold prices and add value wherever possible.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Barrick Gold Corp.	7.1%
Agnico-Eagle Mines Ltd.(1)	6.7%
Newmont Mining Corp.	6.3%
Randgold Resources Ltd. ADR	6.2%
Newcrest Mining Ltd.	4.9%
Franco-Nevada Corp.	4.6%
Goldcorp, Inc.(1)	4.6%
Detour Gold Corp.	4.5%
AngloGold Ashanti Ltd.(1)	4.5%
Gold Standard Ventures Corp.(1)	4.1%
(1) Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	63.0%
United States	10.3%
South Africa	8.5%
Australia	7.3%
United Kingdom	7.2%
Peru	1.8%
China	0.8%
Hong Kong	0.1%
Cash and Equivalents(2)	1.0%
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	88.7%
Domestic Common Stocks	10.3%
Warrants	—*
Total Equity Exposure	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$2,027.80	$5.12	0.68%
Institutional Class	$1,000	$2,029.40	$3.62	0.48%
A Class	$1,000	$2,026.50	$7.00	0.93%
C Class	$1,000	$2,016.40	$12.60	1.68%
R Class	$1,000	$2,023.10	$8.87	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.0%
Australia — 7.3%
Evolution Mining Ltd.	1,761,300	$3,070,420
Gold Road Resources Ltd.(1)	5,909,090	2,892,155
Newcrest Mining Ltd.(1)	1,477,513	25,406,897
Northern Star Resources Ltd.	990,000	3,655,638
St. Barbara Ltd.(1)	1,135,700	2,504,489
		37,529,599
Canada — 63.0%
Agnico-Eagle Mines Ltd.	454,666	24,331,907
Agnico-Eagle Mines Ltd. New York Shares	192,600	10,304,100
Alacer Gold Corp.(1)	629,000	1,499,532
Alamos Gold, Inc., Class A	669,600	5,758,161
ATAC Resources Ltd.(1)	2,073,300	1,331,970
B2Gold Corp.(1)	2,780,182	6,972,243
Barrick Gold Corp.	1,717,912	36,677,421
Centerra Gold, Inc.	63,600	379,055
Continental Gold, Inc.(1)	621,000	1,744,828
Detour Gold Corp.(1)	932,201	23,320,358
Eldorado Gold Corp.	2,020,100	9,084,547
First Majestic Silver Corp.(1)	102,400	1,391,014
Franco-Nevada Corp.	312,294	23,746,865
GoGold Resources, Inc.(1)	6,397,425	6,090,664
Gold Standard Ventures Corp.(1)	2,452,700	4,562,022
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $6,052,538)(1)(2)	8,877,162	16,490,722
Goldcorp, Inc.	1,193,376	22,833,898
Goldcorp, Inc. New York Shares	39,500	755,635
Guyana Goldfields, Inc.(1)	1,734,121	12,429,243
IAMGOLD Corp.(1)	341,519	1,414,240
Kinross Gold Corp.(1)	930,152	4,564,545
Kinross Gold Corp. New York Shares(1)	1,410,057	6,895,179
MAG Silver Corp.(1)	334,000	4,211,355
Nevsun Resources Ltd.	220,400	646,554
New Gold, Inc.(1)	1,652,600	7,227,207
OceanaGold Corp.	1,859,053	7,094,029
Orezone Gold Corp.(1)(3)	6,200,000	5,470,800
Osisko Gold Royalties Ltd.	333,290	4,357,187
Pan American Silver Corp.	78,270	1,289,203
Pan American Silver Corp. NASDAQ Shares	145,300	2,390,185
Premier Gold Mines Ltd.(1)	2,212,500	6,558,981
Primero Mining Corp.(1)	786,212	1,636,991
Roxgold, Inc.(1)	6,088,400	7,210,226
Sandstorm Gold Ltd.(1)	345,000	1,551,492
SEMAFO, Inc.(1)	1,463,100	7,021,340
Silver Wheaton Corp.	744,400	17,515,732
Tahoe Resources, Inc.	412,200	6,173,668

10

	Shares	Value
Torex Gold Resources, Inc.(1)	2,389,290	$4,272,038
Yamana Gold, Inc.	1,833,522	9,536,954
Yamana Gold, Inc. New York Shares	1,252,081	6,510,821
		323,252,912
China — 0.8%
Zhaojin Mining Industry Co. Ltd.	1,406,500	1,488,767
Zijin Mining Group Co. Ltd., H Shares	7,992,000	2,673,337
		4,162,104
Hong Kong — 0.1%
G-Resources Group Ltd.	24,249,000	462,913
Peru — 1.8%
Cia de Minas Buenaventura SAA ADR(1)	784,700	9,377,165
South Africa — 8.5%
AngloGold Ashanti Ltd.(1)	435,302	7,920,839
AngloGold Ashanti Ltd. ADR(1)	836,676	15,110,368
Gold Fields Ltd.	1,638,310	7,988,311
Gold Fields Ltd. ADR	299,000	1,465,100
Harmony Gold Mining Co. Ltd.(1)	773,950	2,772,215
Harmony Gold Mining Co. Ltd. ADR(1)	183,300	661,713
Sibanye Gold Ltd. ADR	561,100	7,642,182
		43,560,728
United Kingdom — 7.2%
Centamin plc	271,300	477,254
Fresnillo plc	200,203	4,424,329
Randgold Resources Ltd. ADR	285,300	31,965,012
		36,866,595
United States — 10.3%
Coeur Mining, Inc.(1)	225,959	2,408,723
Hecla Mining Co.	513,475	2,618,723
Newmont Mining Corp.	825,914	32,309,756
Royal Gold, Inc.	217,721	15,680,266
		53,017,468
TOTAL COMMON STOCKS (Cost $305,410,078)		508,229,484
WARRANTS†
Canada†
Sandstorm Gold Ltd.(1) (Cost $—)	115,000	17,803
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $4,784,000), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $4,685,026)		4,685,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,271	3,271
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,688,271)		4,688,271
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $310,098,349)		512,935,558
OTHER ASSETS AND LIABILITIES — 0.1%		557,335
TOTAL NET ASSETS — 100.0%		$513,492,893
11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $16,490,722, which represented 3.2% of total net assets.

(3)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities - unaffiliated, at value (cost of $307,752,086)	$507,464,758
Investment securities - affiliated, at value (cost of $2,346,263)	5,470,800
Total investment securities, at value (cost of $310,098,349)	512,935,558
Foreign currency holdings, at value (cost of $217,212)	217,806
Receivable for investments sold	144,343
Receivable for capital shares sold	934,829
Dividends and interest receivable	164,838
514,397,374

Liabilities
Payable for capital shares redeemed	624,238
Accrued management fees	250,443
Distribution and service fees payable	6,365
Accrued other expenses	23,435
904,481

Net Assets	$513,492,893

Net Assets Consist of:
Capital (par value and paid-in surplus)	$432,958,549
Accumulated net investment loss	(5,409,259)
Accumulated net realized loss	(116,894,303)
Net unrealized appreciation	202,837,906
$513,492,893

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$474,952,342	40,743,278	$11.66
Institutional Class, $0.01 Par Value	$15,579,393	1,326,282	$11.75
A Class, $0.01 Par Value	$15,195,527	1,324,865	$11.47*
C Class, $0.01 Par Value	$2,589,402	233,851	$11.07
R Class, $0.01 Par Value	$5,176,229	454,320	$11.39
*Maximum offering price $12.17 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $260,110)	$2,291,039
Interest	4,154
2,295,193

Expenses:
Management fees	2,048,015
Distribution and service fees:
A Class	19,827
C Class	16,300
R Class	14,455
Directors' fees and expenses	17,402
Other expenses	24,270
2,140,269

Net investment income (loss)	154,924

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,098,295 from affiliates)	(291,825)
Foreign currency transactions	(67,711)
(359,536)

Change in net unrealized appreciation (depreciation) on:
Investments	192,086,622
Translation of assets and liabilities in foreign currencies	1,188
192,087,810

Net realized and unrealized gain (loss)	191,728,274

Net Increase (Decrease) in Net Assets Resulting from Operations	$191,883,198

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$154,924	$767,291
Net realized gain (loss)	(359,536)	(22,463,895)
Change in net unrealized appreciation (depreciation)	192,087,810	(138,729,520)
Net increase (decrease) in net assets resulting from operations	191,883,198	(160,426,124)

Distributions to Shareholders
From net investment income:
Investor Class	—	(10,071,945)
Institutional Class	—	(349,838)
A Class	—	(241,144)
C Class	—	(56,176)
R Class	—	(72,275)
Decrease in net assets from distributions	—	(10,791,378)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,398,665	(13,658,823)

Redemption Fees
Increase in net assets from redemption fees	109,427	46,235

Net increase (decrease) in net assets	203,391,290	(184,830,090)

Net Assets
Beginning of period	310,101,603	494,931,693
End of period	$513,492,893	$310,101,603

Accumulated net investment loss/ Distributions in excess of net investment income	$(5,409,259)	$(11,269,847)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

16

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover

17

transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $723,806 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $43,720,424 and $34,113,804, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		300,000,000
Sold	10,061,872	$80,043,196	6,245,224	$54,744,954
Issued in reinvestment of distributions	—	—	1,337,081	9,359,567
Redeemed	(9,306,467)	(71,764,552)	(8,672,509)	(72,469,815)
	755,405	8,278,644	(1,090,204)	(8,365,294)
Institutional Class/Shares Authorized	30,000,000		30,000,000
Sold	804,753	6,404,812	507,084	4,587,343
Issued in reinvestment of distributions	—	—	49,764	349,838
Redeemed	(808,537)	(6,142,676)	(516,894)	(4,501,765)
	(3,784)	262,136	39,954	435,416
A Class/Shares Authorized	20,000,000		20,000,000
Sold	1,099,174	9,133,207	1,144,536	10,110,276
Issued in reinvestment of distributions	—	—	34,064	235,378
Redeemed	(862,066)	(6,719,713)	(1,771,595)	(16,188,007)
	237,108	2,413,494	(592,995)	(5,842,353)
C Class/Shares Authorized	15,000,000		20,000,000
Sold	71,547	581,177	113,525	975,833
Issued in reinvestment of distributions	—	—	6,931	46,781
Redeemed	(130,502)	(871,463)	(153,298)	(1,166,484)
	(58,955)	(290,286)	(32,842)	(143,870)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	270,161	2,009,091	189,809	1,580,878
Issued in reinvestment of distributions	—	—	10,100	69,590
Redeemed	(173,864)	(1,274,414)	(162,801)	(1,393,190)
	96,297	734,677	37,108	257,278
Net increase (decrease)	1,026,071	$11,398,665	(1,638,979)	$(13,658,823)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended June 30, 2016 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Gold Standard Ventures Corp.(1)(2)(3)(4)	$4,596,633	$2,451,010	$1,768,567	$1,098,295	—	—(1)
Orezone Gold Corp.(3)	—	2,346,263	—	—	—	$5,470,800
	$4,596,633	$4,797,273	$1,768,567	$1,098,295	—	$5,470,800

(1)	Company was not an affiliate at June 30, 2016.

(2)	Includes all common stocks and warrants of the issuer held by the fund.

(3)	Non-income producing.

(4)	A portion has been deemed restricted.

19

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$85,611,095	$237,641,817	—
Peru	9,377,165	—	—
South Africa	24,879,363	18,681,365	—
United Kingdom	31,965,012	4,901,583	—
United States	53,017,468	—	—
Other Countries	—	42,154,616	—
Warrants	—	17,803	—
Temporary Cash Investments	3,271	4,685,000	—
	$204,853,374	$308,082,184	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

20

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	$10,791,378
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to accumulated net investment loss $5,705,664, and accumulated net realized loss $(5,705,664).

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$354,541,834
Gross tax appreciation of investments	$186,701,825
Gross tax depreciation of investments	(28,308,101)
Net tax appreciation (depreciation) of investments	158,393,724
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	697
Net tax appreciation (depreciation)	$158,394,421
Undistributed ordinary income	$31,585,574
Accumulated short-term capital losses	$(24,239,127)
Accumulated long-term capital losses	$(85,206,524)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$7.21	—(3)	4.45	4.45	—	—	—	$11.66	61.72%	0.68%	0.06%	11%	$474,952
2015	$11.08	0.02	(3.64)	(3.62)	(0.25)	—	(0.25)	$7.21	(32.61)%	0.67%	0.21%	17%	$288,172
2014	$9.72	0.04	1.32	1.36	—	—	—	$11.08	13.99%	0.67%	0.40%	29%	$455,211
2013	$17.08	0.10	(7.26)	(7.16)	(0.20)	—	(0.20)	$9.72	(42.43)%	0.68%	0.61%	6%	$419,703
2012	$22.90	0.05	(4.50)	(4.45)	—	(1.37)	(1.37)	$17.08	(20.43)%	0.69%	0.23%	8%	$789,135
Institutional Class
2016	$7.25	0.02	4.48	4.50	—	—	—	$11.75	62.07%	0.48%	0.26%	11%	$15,579
2015	$11.14	0.04	(3.67)	(3.63)	(0.26)	—	(0.26)	$7.25	(32.48)%	0.47%	0.41%	17%	$9,639
2014	$9.75	0.06	1.33	1.39	—	—	—	$11.14	14.26%	0.47%	0.60%	29%	$14,375
2013	$17.13	0.14	(7.28)	(7.14)	(0.24)	—	(0.24)	$9.75	(42.30)%	0.48%	0.81%	6%	$13,976
2012	$22.92	0.10	(4.52)	(4.42)	—	(1.37)	(1.37)	$17.13	(20.28)%	0.49%	0.43%	8%	$15,971
A Class
2016	$7.11	(0.01)	4.37	4.36	—	—	—	$11.47	61.32%	0.93%	(0.19)%	11%	$15,196
2015	$10.94	(0.01)	(3.59)	(3.60)	(0.23)	—	(0.23)	$7.11	(32.84)%	0.92%	(0.04)%	17%	$7,732
2014	$9.61	0.01	1.32	1.33	—	—	—	$10.94	13.84%	0.92%	0.15%	29%	$18,387
2013	$16.90	0.06	(7.19)	(7.13)	(0.16)	—	(0.16)	$9.61	(42.61)%	0.93%	0.36%	6%	$10,561
2012	$22.72	—(3)	(4.45)	(4.45)	—	(1.37)	(1.37)	$16.90	(20.60)%	0.94%	(0.02)%	8%	$15,550

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$6.91	(0.06)	4.22	4.16	—	—	—	$11.07	60.20%	1.68%	(0.94)%	11%	$2,589
2015	$10.64	(0.07)	(3.48)	(3.55)	(0.18)	—	(0.18)	$6.91	(33.36)%	1.67%	(0.79)%	17%	$2,024
2014	$9.42	(0.06)	1.28	1.22	—	—	—	$10.64	12.95%	1.67%	(0.60)%	29%	$3,465
2013	$16.56	(0.05)	(7.06)	(7.11)	(0.03)	—	(0.03)	$9.42	(43.02)%	1.68%	(0.39)%	6%	$2,102
2012	$22.46	(0.16)	(4.37)	(4.53)	—	(1.37)	(1.37)	$16.56	(21.21)%	1.69%	(0.77)%	8%	$2,826
R Class
2016	$7.08	(0.03)	4.34	4.31	—	—	—	$11.39	60.88%	1.18%	(0.44)%	11%	$5,176
2015	$10.89	(0.02)	(3.58)	(3.60)	(0.21)	—	(0.21)	$7.08	(32.98)%	1.17%	(0.29)%	17%	$2,534
2014	$9.59	(0.01)	1.31	1.30	—	—	—	$10.89	13.56%	1.17%	(0.10)%	29%	$3,494
2013	$16.86	0.03	(7.18)	(7.15)	(0.12)	—	(0.12)	$9.59	(42.74)%	1.18%	0.11%	6%	$2,574
2012	$22.73	(0.05)	(4.45)	(4.50)	—	(1.37)	(1.37)	$16.86	(20.82)%	1.19%	(0.27)%	8%	$2,623

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89952 1608

Annual Report

June 30, 2016

Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BIGRX	1.00%	10.75%	5.94%	12/17/90
S&P 500 Index	—	3.99%	12.09%	7.42%	—
Institutional Class	AMGIX	1.21%	10.97%	6.16%	1/28/98
A Class	AMADX				12/15/97
No sales charge		0.75%	10.47%	5.68%
With sales charge		-5.04%	9.17%	5.06%
C Class	ACGCX	0.01%	9.66%	4.89%	6/28/01
R Class	AICRX	0.52%	10.20%	5.42%	8/29/03
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $17,819

S&P 500 Index — $20,465

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 1.00%* for the fiscal year ended June 30, 2016, compared with the 3.99% return of its benchmark, the S&P 500 Index.

Income & Growth produced gains for the 12-month period, but was unable to match the return of its benchmark, the S&P 500 Index. Security selection in the industrials, information technology, and consumer discretionary sectors detracted from fund results, while financials sector holdings and positioning in the telecommunication services sector contributed to relative performance.

Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment (with a valuation tilt), while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation-based insights were detrimental to selection results, while quality, growth and sentiment factors were marginally positive.

Industrials Sector Led Relative Detractors

Underperformance among industrials sector holdings came from a number of industries but was most prominently focused in machinery, where stock selection and an overweight detracted from the fund’s relative gains. A notable holding that hampered results was Cummins, a portfolio overweight relative to the benchmark. The company’s stock was weakened due to a slowdown in demand for its products, which led the diesel engine manufacturer to announce restructuring plans and reduce its full-year outlook, and we subsequently exited the position.

Information technology was also an area of weakness, led by declines in SeagateTechnology. The hard drive and data storage maker’s stock fell on lower-than-expected first-quarter results. Continued softness in PC sales drove the company’s performance and caused management to lower future guidance. We continue to favor the holding based on its strong valuation and quality profiles. The fund’s underweight positions in internet giant Alphabet, the parent company of Google, and social networking company Facebook negatively impacted results as both appreciated strongly during the period on substantial growth in mobile advertising revenues as users increasingly migrated to mobile platforms. We increased our exposure to both names during the year based on improvement across most factors.

The consumer discretionary sector’s underperformance came largely from our underweight in Amazon.com, whose stock reached new highs during the year as the internet retailer continued to generate strong growth in its core marketplace division as well as in online cloud computing services. Our positioning is supported by weak valuation and sentiment measures. Elsewhere, several health care stocks dampened fund returns including an overweight position in Biogen, a biopharmaceutical holding. The company announced disappointing revenues and lowered earnings guidance for 2015 as a result of declining sales of Tecfidera, its multiple sclerosis treatment, which led to steep drop in the holding's share price. Nevertheless, we believe the holding’s attractive valuation and growth characteristics support our positioning.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials Sector Holdings Bolstered Results

Stock choices in the financials sector, particularly among real estate investment trusts (REITs), contributed to the fund’s relative gains. An overweight position in self-storage facilities operator Public Storage aided fund results as the company’s share price climbed on high occupancy levels and increasing rental income per occupied square foot. Mid-American Apartment Communities, a REIT focusing primarily on multi-family homes, gained on strength in the rental market as occupancy rates continued to fall while rents rose. We opted to lock in gains and exited our investments in both holdings. Weyerhaeuser, a company specializing in timber and wood products, advanced on its acquisition of an industry peer to create the largest timber company in the U.S.

An overweight position in AT&T aided the fund’s results as the telecommunications giant’s stock advanced on solid revenue growth from new customers in its and DIRECTV segments. Elsewhere, individual contribution stemmed from not owning energy infrastructure company Kinder Morgan as its share price fell steeply during the first half of the period on declining oil prices.

A Look Ahead

At period-end, consumer staples was the fund’s largest overweight position on a sector basis. There, we are finding opportunities in household goods manufacturers. The information technology sector is also a key overweight. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The financials sector, a leading portfolio underweight, continues to face challenges, in our opinion, and we find that diversified financial services firms are challenged across virtually all dimensions. The industrials and energy sectors also represent key underweights, relative to the benchmark. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Microsoft Corp.	3.0%
Apple, Inc.	2.8%
Johnson & Johnson	2.8%
AT&T, Inc.	2.5%
Procter & Gamble Co. (The)	2.1%
Verizon Communications, Inc.	2.0%
Pfizer, Inc.	2.0%
Alphabet, Inc.*	1.7%
Exxon Mobil Corp.	1.7%
Cisco Systems, Inc.	1.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Pharmaceuticals	6.6%
Technology Hardware, Storage and Peripherals	6.0%
Software	5.4%
Semiconductors and Semiconductor Equipment	5.1%
Biotechnology	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.00	$3.47	0.68%
Institutional Class	$1,000	$1,051.20	$2.45	0.48%
A Class	$1,000	$1,048.80	$4.74	0.93%
C Class	$1,000	$1,045.10	$8.54	1.68%
R Class	$1,000	$1,047.50	$6.01	1.18%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%
Institutional Class	$1,000	$1,022.48	$2.41	0.48%
A Class	$1,000	$1,020.24	$4.67	0.93%
C Class	$1,000	$1,016.51	$8.42	1.68%
R Class	$1,000	$1,019.00	$5.92	1.18%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 1.5%
Boeing Co. (The)	180,385	$23,426,600
Honeywell International, Inc.	40,627	4,725,733
		28,152,333
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B	78,366	8,441,586
Automobiles — 1.3%
Ford Motor Co.	1,523,847	19,154,757
General Motors Co.	215,950	6,111,385
		25,266,142
Banks — 2.8%
Citigroup, Inc.	22,973	973,825
JPMorgan Chase & Co.	401,031	24,920,066
SunTrust Banks, Inc.	437,369	17,967,119
Wells Fargo & Co.	187,739	8,885,687
		52,746,697
Beverages — 3.2%
Coca-Cola Co. (The)	507,387	22,999,853
Dr Pepper Snapple Group, Inc.	78,811	7,615,507
PepsiCo, Inc.	290,100	30,733,194
		61,348,554
Biotechnology — 4.5%
AbbVie, Inc.	451,566	27,956,451
Amgen, Inc.	176,704	26,885,514
Biogen, Inc.(1)	22,520	5,445,786
Gilead Sciences, Inc.	309,577	25,824,913
		86,112,664
Capital Markets — 1.2%
BGC Partners, Inc., Class A	456,868	3,979,320
Eaton Vance Corp.	287,849	10,172,584
WisdomTree Investments, Inc.	936,175	9,165,153
		23,317,057
Chemicals — 3.6%
Air Products & Chemicals, Inc.	129,588	18,406,680
Dow Chemical Co. (The)	391,393	19,456,146
Eastman Chemical Co.	206,506	14,021,757
PPG Industries, Inc.	157,073	16,359,153
		68,243,736
Communications Equipment — 1.7%
Cisco Systems, Inc.	1,123,205	32,224,752
Consumer Finance — 1.0%
American Express Co.	177,255	10,770,014
Discover Financial Services	149,063	7,988,286
		18,758,300
Containers and Packaging — 1.6%
Avery Dennison Corp.	168,771	12,615,632

10

	Shares	Value
International Paper Co.	407,983	$17,290,320
		29,905,952
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	85,040	12,312,942
Diversified Telecommunication Services — 4.5%
AT&T, Inc.	1,071,404	46,295,367
Verizon Communications, Inc.	700,255	39,102,239
		85,397,606
Electric Utilities — 1.4%
FirstEnergy Corp.	402,227	14,041,745
PPL Corp.	342,236	12,919,409
		26,961,154
Energy Equipment and Services — 0.9%
Helmerich & Payne, Inc.	140,653	9,442,036
Noble Corp. plc	822,246	6,775,307
Oceaneering International, Inc.	39,241	1,171,736
		17,389,079
Food and Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	414,030	30,232,471
Food Products — 2.9%
Campbell Soup Co.	132,302	8,802,052
General Mills, Inc.	302,988	21,609,104
Hershey Co. (The)	64,232	7,289,690
Hormel Foods Corp.	286,900	10,500,540
Tyson Foods, Inc., Class A	112,606	7,520,955
		55,722,341
Health Care Equipment and Supplies — 4.2%
Abbott Laboratories	506,285	19,902,063
C.R. Bard, Inc.	6,713	1,578,629
Medtronic plc	313,420	27,195,454
ResMed, Inc.	241,369	15,261,762
St. Jude Medical, Inc.	213,453	16,649,334
		80,587,242
Health Care Providers and Services — 0.9%
AmerisourceBergen Corp.	206,872	16,409,087
Hotels, Restaurants and Leisure — 2.5%
Carnival Corp.	340,207	15,037,149
Darden Restaurants, Inc.	266,374	16,872,129
McDonald's Corp.	59,493	7,159,388
Yum! Brands, Inc.	116,522	9,662,004
		48,730,670
Household Durables — 1.7%
Garmin Ltd.	420,977	17,857,844
Tupperware Brands Corp.	273,550	15,395,394
		33,253,238
Household Products — 3.7%
Clorox Co. (The)	77,535	10,730,069
Kimberly-Clark Corp.	147,894	20,332,467
Procter & Gamble Co. (The)	470,950	39,875,336
		70,937,872

11

	Shares	Value
Industrial Conglomerates — 2.2%
3M Co.	145,592	$25,496,071
General Electric Co.	515,607	16,231,308
		41,727,379
Insurance — 1.7%
Aflac, Inc.	140,451	10,134,944
Prudential Financial, Inc.	251,600	17,949,144
Unum Group	129,933	4,130,570
		32,214,658
Internet and Catalog Retail — 0.8%
Amazon.com, Inc.(1)	20,401	14,599,364
Internet Software and Services — 2.3%
Alphabet, Inc., Class A(1)	29,849	20,999,667
Alphabet, Inc., Class C(1)	16,900	11,696,490
Facebook, Inc., Class A(1)	104,412	11,932,203
		44,628,360
IT Services — 1.9%
International Business Machines Corp.	208,802	31,691,968
Western Union Co. (The)	296,264	5,682,343
		37,374,311
Leisure Products — 0.8%
Mattel, Inc.	482,409	15,094,578
Machinery — 2.2%
Illinois Tool Works, Inc.	27,990	2,915,438
PACCAR, Inc.	328,375	17,032,811
Stanley Black & Decker, Inc.	152,459	16,956,490
Timken Co. (The)	173,110	5,307,553
		42,212,292
Media — 2.0%
Comcast Corp., Class A	9,363	610,374
Time Warner, Inc.	272,660	20,051,416
Viacom, Inc., Class B	398,027	16,506,180
Walt Disney Co. (The)	14,651	1,433,161
		38,601,131
Metals and Mining — 0.9%
Nucor Corp.	330,109	16,310,686
Reliance Steel & Aluminum Co.	17,636	1,356,208
		17,666,894
Multi-Utilities†
CenterPoint Energy, Inc.	29,197	700,728
Multiline Retail — 1.0%
Target Corp.	268,511	18,747,438
Oil, Gas and Consumable Fuels — 3.8%
Apache Corp.	33,190	1,847,687
Chevron Corp.	126,603	13,271,793
Enbridge, Inc.	175,964	7,453,835
Exxon Mobil Corp.	346,554	32,485,972
Occidental Petroleum Corp.	9,140	690,618
Valero Energy Corp.	318,224	16,229,424
		71,979,329

12

	Shares	Value
Pharmaceuticals — 6.6%
Eli Lilly & Co.	36,384	$2,865,240
Johnson & Johnson	435,160	52,784,908
Merck & Co., Inc.	555,746	32,016,527
Pfizer, Inc.	1,107,714	39,002,610
		126,669,285
Real Estate Investment Trusts (REITs) — 4.4%
CBL & Associates Properties, Inc.	182,170	1,696,003
Corporate Office Properties Trust	341,824	10,107,735
Equity Residential	164,934	11,360,654
Hospitality Properties Trust	377,546	10,873,325
Liberty Property Trust	459,574	18,254,279
Select Income REIT	270,824	7,038,716
Ventas, Inc.	100,196	7,296,273
Weyerhaeuser Co.	81,896	2,438,044
WP Carey, Inc.	218,263	15,151,817
		84,216,846
Semiconductors and Semiconductor Equipment — 5.1%
Analog Devices, Inc.	152,069	8,613,188
Applied Materials, Inc.	706,835	16,942,835
Intel Corp.	956,289	31,366,279
Intersil Corp., Class A	204,719	2,771,895
QUALCOMM, Inc.	452,040	24,215,783
Teradyne, Inc.	657,458	12,945,348
		96,855,328
Software — 5.4%
CA, Inc.	560,156	18,389,921
Microsoft Corp.	1,106,176	56,603,026
Oracle Corp.	677,334	27,723,281
		102,716,228
Specialty Retail — 1.1%
American Eagle Outfitters, Inc.	885,411	14,104,597
Williams-Sonoma, Inc.	149,986	7,818,770
		21,923,367
Technology Hardware, Storage and Peripherals — 6.0%
Apple, Inc.	561,313	53,661,523
EMC Corp.	611,169	16,605,462
HP, Inc.	1,220,037	15,311,464
NetApp, Inc.	584,854	14,381,560
Seagate Technology plc	596,012	14,518,852
		114,478,861
Tobacco — 3.1%
Altria Group, Inc.	421,546	29,069,812
Philip Morris International, Inc.	301,590	30,677,735
		59,747,547
TOTAL COMMON STOCKS (Cost $1,534,799,559)		1,894,605,399
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 8/15/43, valued at $19,532,500), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $19,144,106)		19,144,000

13

	Shares	Value
State Street Institutional Liquid Reserves Fund, Premier Class	12,579	$12,579
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,156,579)		19,156,579
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,553,956,138)		1,913,761,978
OTHER ASSETS AND LIABILITIES†		940,997
TOTAL NET ASSETS — 100.0%		$1,914,702,975

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $1,553,956,138)	$1,913,761,978
Cash	75,144
Receivable for capital shares sold	490,892
Dividends and interest receivable	3,235,303
1,917,563,317

Liabilities
Payable for capital shares redeemed	1,718,046
Accrued management fees	1,014,344
Distribution and service fees payable	56,896
Accrued other expenses	71,056
2,860,342

Net Assets	$1,914,702,975

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,576,572,835
Undistributed net investment income	898,525
Accumulated net realized loss	(22,574,225)
Net unrealized appreciation	359,805,840
$1,914,702,975

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,551,663,828	45,752,729	$33.91
Institutional Class, $0.01 Par Value	$127,625,535	3,759,259	$33.95
A Class, $0.01 Par Value	$205,389,594	6,063,686	$33.87*
C Class, $0.01 Par Value	$6,734,389	199,131	$33.82
R Class, $0.01 Par Value	$23,289,629	686,886	$33.91
*Maximum offering price $35.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $104,034)	$58,419,263
Interest	15,228
58,434,491

Expenses:
Management fees	12,378,190
Distribution and service fees:
A Class	536,430
C Class	74,152
R Class	93,595
Directors' fees and expenses	111,517
Other expenses	74,372
13,268,256

Net investment income (loss)	45,166,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(20,226,396)
Change in net unrealized appreciation (depreciation) on investments	(11,671,361)

Net realized and unrealized gain (loss)	(31,897,757)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,268,478

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$45,166,235	$43,841,371
Net realized gain (loss)	(20,226,396)	207,611,599
Change in net unrealized appreciation (depreciation)	(11,671,361)	(190,785,796)
Net increase (decrease) in net assets resulting from operations	13,268,478	60,667,174

Distributions to Shareholders
From net investment income:
Investor Class	(38,365,924)	(35,776,708)
Institutional Class	(3,238,375)	(2,466,264)
A Class	(4,767,828)	(4,447,473)
C Class	(107,495)	(75,024)
R Class	(385,565)	(100,753)
From net realized gains:
Investor Class	(97,868,677)	(90,387,647)
Institutional Class	(7,414,764)	(5,069,239)
A Class	(13,620,564)	(12,936,597)
C Class	(493,788)	(345,108)
R Class	(1,181,595)	(310,610)
Decrease in net assets from distributions	(167,444,575)	(151,915,423)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,941,525	97,184,450

Net increase (decrease) in net assets	(130,234,572)	5,936,201

Net Assets
Beginning of period	2,044,937,547	2,039,001,346
End of period	$1,914,702,975	$2,044,937,547

Undistributed net investment income	$898,525	$2,695,063

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,206,880 and $24,736,424, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $1,485,497,323 and $1,582,913,465, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	2,570,316	$86,770,800	4,415,849	$168,672,622
Issued in reinvestment of distributions	3,982,081	131,051,786	3,268,566	121,705,253
Redeemed	(5,812,015)	(196,809,510)	(7,024,223)	(268,686,559)
	740,382	21,013,076	660,192	21,691,316
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	816,069	27,561,359	1,560,257	59,605,348
Issued in reinvestment of distributions	322,790	10,642,236	201,775	7,523,360
Redeemed	(798,260)	(27,106,046)	(657,649)	(25,123,907)
	340,599	11,097,549	1,104,383	42,004,801
A Class/Shares Authorized	65,000,000		65,000,000
Sold	854,433	28,620,972	1,698,135	64,741,039
Issued in reinvestment of distributions	530,158	17,411,948	455,721	16,933,109
Redeemed	(1,840,006)	(62,129,542)	(1,676,829)	(63,966,041)
	(455,415)	(16,096,622)	477,027	17,708,107
C Class/Shares Authorized	15,000,000		20,000,000
Sold	26,445	887,112	93,204	3,538,958
Issued in reinvestment of distributions	15,355	501,920	9,705	358,605
Redeemed	(66,091)	(2,176,535)	(21,226)	(806,570)
	(24,291)	(787,503)	81,683	3,090,993
R Class/Shares Authorized	20,000,000		20,000,000
Sold	375,734	12,613,710	373,738	14,253,451
Issued in reinvestment of distributions	18,106	594,687	10,528	390,820
Redeemed	(132,890)	(4,493,372)	(51,221)	(1,955,038)
	260,950	8,715,025	333,045	12,689,233
Net increase (decrease)	862,225	$23,941,525	2,656,330	$97,184,450

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,894,605,399	—	—
Temporary Cash Investments	12,579	$19,144,000	—
	$1,894,617,978	$19,144,000	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$66,550,057	$64,654,748
Long-term capital gains	$100,894,518	$87,260,675

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,558,366,588
Gross tax appreciation of investments	$408,262,133
Gross tax depreciation of investments	(52,866,743)
Net tax appreciation (depreciation) of investments	$355,395,390
Undistributed ordinary income	$898,525
Accumulated short-term capital losses	$(18,163,775)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$36.78	0.82	(0.61)	0.21	(0.84)	(2.24)	(3.08)	$33.91	1.00%	0.68%	2.40%	79%	$1,551,664
2015	$38.52	0.81	0.29	1.10	(0.79)	(2.05)	(2.84)	$36.78	2.87%	0.67%	2.11%	79%	$1,655,693
2014	$31.58	0.77	6.95	7.72	(0.78)	—	(0.78)	$38.52	24.66%	0.67%	2.17%	76%	$1,708,291
2013	$26.29	0.68	5.27	5.95	(0.66)	—	(0.66)	$31.58	22.86%	0.68%	2.39%	74%	$1,417,796
2012	$25.54	0.43	0.76	1.19	(0.44)	—	(0.44)	$26.29	4.75%	0.68%	1.73%	53%	$1,306,254
Institutional Class
2016	$36.82	0.88	(0.60)	0.28	(0.91)	(2.24)	(3.15)	$33.95	1.21%	0.48%	2.60%	79%	$127,626
2015	$38.55	0.88	0.30	1.18	(0.86)	(2.05)	(2.91)	$36.82	3.10%	0.47%	2.31%	79%	$125,872
2014	$31.61	0.84	6.95	7.79	(0.85)	—	(0.85)	$38.55	24.89%	0.47%	2.37%	76%	$89,218
2013	$26.31	0.74	5.27	6.01	(0.71)	—	(0.71)	$31.61	23.12%	0.48%	2.59%	74%	$68,152
2012	$25.56	0.48	0.76	1.24	(0.49)	—	(0.49)	$26.31	4.96%	0.48%	1.93%	53%	$97,809
A Class
2016	$36.74	0.73	(0.61)	0.12	(0.75)	(2.24)	(2.99)	$33.87	0.75%	0.93%	2.15%	79%	$205,390
2015	$38.48	0.71	0.29	1.00	(0.69)	(2.05)	(2.74)	$36.74	2.62%	0.92%	1.86%	79%	$239,515
2014	$31.55	0.68	6.94	7.62	(0.69)	—	(0.69)	$38.48	24.34%	0.92%	1.92%	76%	$232,471
2013	$26.26	0.63	5.24	5.87	(0.58)	—	(0.58)	$31.55	22.58%	0.93%	2.14%	74%	$191,007
2012	$25.52	0.37	0.74	1.11	(0.37)	—	(0.37)	$26.26	4.46%	0.93%	1.48%	53%	$116,762

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$36.68	0.47	(0.60)	(0.13)	(0.49)	(2.24)	(2.73)	$33.82	0.01%	1.68%	1.40%	79%	$6,734
2015	$38.42	0.42	0.29	0.71	(0.40)	(2.05)	(2.45)	$36.68	1.86%	1.67%	1.11%	79%	$8,195
2014	$31.50	0.41	6.93	7.34	(0.42)	—	(0.42)	$38.42	23.42%	1.67%	1.17%	76%	$5,445
2013	$26.23	0.41	5.23	5.64	(0.37)	—	(0.37)	$31.50	21.63%	1.68%	1.39%	74%	$1,965
2012	$25.48	0.18	0.76	0.94	(0.19)	—	(0.19)	$26.23	3.73%	1.68%	0.73%	53%	$1,151
R Class
2016	$36.77	0.65	(0.60)	0.05	(0.67)	(2.24)	(2.91)	$33.91	0.52%	1.18%	1.90%	79%	$23,290
2015	$38.51	0.60	0.31	0.91	(0.60)	(2.05)	(2.65)	$36.77	2.36%	1.17%	1.61%	79%	$15,663
2014	$31.57	0.59	6.95	7.54	(0.60)	—	(0.60)	$38.51	24.05%	1.17%	1.67%	76%	$3,577
2013	$26.28	0.57	5.23	5.80	(0.51)	—	(0.51)	$31.57	22.26%	1.18%	1.89%	74%	$2,050
2012	$25.54	0.31	0.74	1.05	(0.31)	—	(0.31)	$26.28	4.19%	1.18%	1.23%	53%	$997

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $44,175,079, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $19,679,915 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2016.

The fund hereby designates $100,894,518, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89955 1608

Annual Report

June 30, 2016

International Core Equity Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACIMX	-11.53%	1.49%	0.09%	11/30/06
MSCI EAFE Index	—	-10.16%	1.68%	0.53%	—
Institutional Class	ACIUX	-11.34%	1.67%	0.29%	11/30/06
A Class	ACIQX				11/30/06
No sales charge		-11.75%	1.26%	-0.14%
With sales charge		-16.80%	0.08%	-0.76%
C Class	ACIKX	-12.48%	0.45%	-0.91%	11/30/06
R Class	ACIRX	-11.90%	0.99%	-0.40%	11/30/06
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $10,086

MSCI EAFE Index — $10,517

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Core Equity returned -11.53%* for the fiscal year ended June 30, 2016, compared with the -10.16% return of the fund’s benchmark, the MSCI EAFE Index.

International Core Equity declined, underperforming the MSCI EAFE Index. Stock selection in the health care and consumer discretionary sectors weighed on the fund’s results, while financials and telecommunication services sector holdings aided relative returns. From a geographical perspective, underperformance was most pronounced in the U.K., while stock selection in Japan and Sweden was beneficial. The fund’s stock selection process incorporates factors of valuation, quality, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on valuation proved difficult while quality and sentiment drivers were supportive.

U.K. Consumer Discretionary Holdings Weighed on Fund Returns

U.K.-based consumer discretionary stocks were a key area of weakness as they generally suffered in the wake of Brexit as investors feared potential slowing of the British economy and weaker consumer confidence. Homebuilder Persimmon was a key detractor as investors’ concern about the potential spillover effect of falling home prices and sales volumes on profitability dampened the company’s stock price. Nevertheless, we stand by our positioning based on the company’s strong valuation and sentiment profiles. Likewise, media holding Sky, which is attractive across quality and valuation, declined as investors worried about Brexit’s impact on the holding. Elsewhere in the U.K., a portfolio-only investment in The Go-Ahead Group, an industrials holdings, also weighed on returns. The public transport operator fell ahead of the “leave” vote after company management warned that necessary infrastructure investments in its Govia Thameslink Rail (GTR) franchise would severely impact profits and lead to shrinking margins. The shares were further pressured by post-Brexit anxiety. Strength across all factors led to our positioning. Outside of the U.K., France-based automobile manufacturer Peugeot suffered amid the general downturn in the global auto market resulting from weakness in China during the first half of the year, and was hurt by the post-Brexit fallout, with the company’s shares losing value in anticipation of lower car sales in the U.K., one of its main markets. We remain confident in the investment based on robust valuation and quality profiles and above-average sentiment metrics.

Outside of Europe, key detraction stemmed from an overweight position, relative to the benchmark, in Tokyo Electric Power Company. The electricity producer’s stock price trended down during much of the year, and was especially impacted by the inception of the government’s plan to liberalize electricity markets in hopes of spurring competition. Attractive valuation and quality measures support our overweight. Elsewhere, an overweight position in Israel-based Teva Pharmaceutical Industries negatively impacted results. The specialty and generic drugmaker’s quarterly revenues declined, driven by falling sales of Copaxone, its multiple sclerosis treatment. Our investment in the company is justified by a robust valuation profile and above-average quality metrics.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Japan-Based Companies Aided Relative Results

Japan-based holdings were key relative contributors, due in part to currency weakness during the first half of the period. A portfolio-only position in Pola Orbis Holdings was a leading country and portfolio contributor. The cosmetics and personal product manufacturer announced its sixth-consecutive annual revenue and operating profit, which was driven by its flagship POLA brand in Japan. WHITE SHOT Inner Lock IX, a skin whitening cream popular among tourists, and sales of Jurlique in Australia also bolstered revenue gains. Strength across sentiment and quality indicators support our positioning. Land-line telephone operator Nippon Telegraph and Telephone released strong quarterly earnings and raised its year-end dividend forecast, helping to bolster its stock price.

In Sweden, contribution stemmed from a portfolio-only position in Peab. The construction and civil engineering company released solid results for 2015, driven by rising orders across all business areas, with particular improvement in housing development. We retain this non-index position based on its attractive profiles across all characteristics. Key contribution also came from an overweight position in Denmark-based Vestas Wind Systems. The wind turbine manufacturer produced rising quarterly earnings and revenues and upgraded its full-year outlook based on growing demand and rising orders for renewable power generation. The agreement on climate change reached during the Paris climate change conference was also a boon for the company’s stock price, and the portfolio’s overweight is based on strength across all measures. An overweight position in Hong Kong-based Link REIT was beneficial as the REIT, with interests in retail properties and parking lots, rallied strongly after announcing solid results for the fiscal year ended March 31, with revenue growing by 13.2% on an annual basis, and net property income rising by 14.9%. The position’s quality and valuation metrics support the portfolio’s overweight.

A Look Ahead

We think that valuation and quality are attractive outside the U.S, and we favor food retailers, construction and engineering, airlines, media, and consumer durables companies, many of which have positive momentum to go with good valuations and earnings quality. Chemicals, banks, real estate, and transport segments are less attractive, as we see poor momentum and mixed signals. On a country basis overweights, relative to the benchmark, include Hong Kong, Denmark, Sweden, Germany, Italy, and the Netherlands. The fund is underweight, relative to the benchmark, in Switzerland, the U.K., and Australia.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Roche Holding AG	2.8%
Royal Dutch Shell plc, B Shares	2.0%
Imperial Brands plc	1.5%
Swiss Reinsurance Co.	1.5%
Industria de Diseno Textil SA	1.4%
Rio Tinto plc	1.4%
BNP Paribas SA	1.4%
Nippon Telegraph & Telephone Corp.	1.4%
NTT DOCOMO, Inc.	1.4%
Safran SA	1.3%

Investments by Country	% of net assets
Japan	21.7%
United Kingdom	17.5%
France	10.3%
Germany	9.5%
Switzerland	6.5%
Australia	5.5%
Hong Kong	4.5%
Netherlands	4.1%
Sweden	3.8%
Spain	3.2%
Denmark	3.1%
Italy	3.0%
Other Countries	4.6%
Exchange-Traded Funds(1)	1.1%
Cash and Equivalents(2)	1.6%
(1) Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Exchange-Traded Funds	1.1%
Rights	—*
Total Equity Exposure	98.4%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	1.0%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$949.50	$5.77	1.19%
Institutional Class	$1,000	$949.60	$4.80	0.99%
A Class	$1,000	$948.30	$6.98	1.44%
C Class	$1,000	$944.50	$10.59	2.19%
R Class	$1,000	$947.00	$8.18	1.69%
Hypothetical
Investor Class	$1,000	$1,018.95	$5.97	1.19%
Institutional Class	$1,000	$1,019.94	$4.97	0.99%
A Class	$1,000	$1,017.70	$7.22	1.44%
C Class	$1,000	$1,013.97	$10.97	2.19%
R Class	$1,000	$1,016.46	$8.47	1.69%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 97.3%
Australia — 5.5%
Australia & New Zealand Banking Group Ltd.	9,918	$180,835
CIMIC Group Ltd.	6,920	185,329
Commonwealth Bank of Australia	4,596	257,918
Fortescue Metals Group Ltd.	33,014	88,857
Magellan Financial Group Ltd.	10,142	170,021
Newcrest Mining Ltd.(1)	4,929	84,758
Qantas Airways Ltd.	40,753	85,926
Rio Tinto Ltd.	2,083	71,732
Telstra Corp. Ltd.	45,785	190,541
Treasury Wine Estates Ltd.	12,018	83,135
Westpac Banking Corp.	9,102	202,128
		1,601,180
Belgium — 0.3%
Anheuser-Busch InBev SA/NV	539	70,851
KBC Groep NV(1)	635	31,131
		101,982
Denmark — 3.1%
Coloplast A/S, B Shares	3,594	268,283
Novo Nordisk A/S, B Shares	5,516	296,634
Vestas Wind Systems A/S	4,959	336,540
		901,457
France — 10.3%
AXA SA	19,363	388,995
BNP Paribas SA	9,023	405,656
Cie de Saint-Gobain	2,674	102,364
Cie Generale des Etablissements Michelin, Class B	573	54,283
Eurazeo SA	4,673	278,918
Nexans SA(1)	1,739	73,265
Orange SA	7,101	115,988
Peugeot SA(1)	15,906	193,743
Safran SA	5,746	390,514
Sanofi	2,869	241,162
Societe Generale SA	1,658	52,398
TOTAL SA	6,141	296,129
Valeo SA	4,332	193,478
Vinci SA	2,823	201,059
		2,987,952
Germany — 9.5%
Allianz SE	2,686	382,680
BASF SE	1,827	139,377
Bayer AG	2,529	254,448
Continental AG	1,089	204,654
Deutsche Telekom AG	19,366	329,503
E.ON SE	16,288	162,956
Hannover Rueck SE	2,897	302,703

10

	Shares	Value
HOCHTIEF AG	579	$74,584
METRO AG	9,056	277,034
Muenchener Rueckversicherungs-Gesellschaft AG	1,613	269,578
ProSiebenSat.1 Media SE	7,514	328,104
STADA Arzneimittel AG	812	41,859
		2,767,480
Hong Kong — 4.5%
BOC Hong Kong Holdings Ltd.	76,000	229,247
Hang Seng Bank Ltd.	19,400	333,008
Link REIT	50,000	342,056
PCCW Ltd.	66,000	44,290
WH Group Ltd.	438,000	346,567
		1,295,168
India — 0.1%
Vedanta Resources plc	5,136	28,578
Israel — 0.9%
Teva Pharmaceutical Industries Ltd.	5,105	258,407
Italy — 3.0%
Enel SpA	69,596	309,528
Eni SpA	9,542	154,052
Mediaset SpA	20,194	71,082
Prysmian SpA	14,831	325,120
		859,782
Japan — 21.7%
Bridgestone Corp.	5,600	178,820
Canon, Inc.	5,800	165,501
Central Japan Railway Co.	1,000	176,996
Chiyoda Corp.	9,000	59,060
Coca-Cola West Co. Ltd.	7,900	222,787
Daiichi Sankyo Co. Ltd.	13,600	328,161
Fuji Heavy Industries Ltd.	9,900	338,899
Hitachi Construction Machinery Co. Ltd.	7,900	114,378
Hoya Corp.	5,700	202,943
Iida Group Holdings Co. Ltd.	11,900	242,381
Japan Airlines Co. Ltd.	8,100	259,982
Japan Tobacco, Inc.	3,100	124,188
JX Holdings, Inc.	61,000	237,037
Kao Corp.	1,000	57,709
KDDI Corp.	4,400	133,942
Komatsu Ltd.	17,700	307,483
Lawson, Inc.	400	31,711
Mazda Motor Corp.	2,000	26,787
Mitsubishi Chemical Holdings Corp.	38,300	174,682
Mixi, Inc.	7,200	294,858
Nexon Co. Ltd.	17,100	251,208
Nippon Telegraph & Telephone Corp.	8,600	403,714
NTT Data Corp.	6,400	301,591
NTT DOCOMO, Inc.	14,600	392,855
ORIX Corp.	22,200	283,482
Panasonic Corp.	3,800	32,880
Pola Orbis Holdings, Inc.	2,300	214,190

11

	Shares	Value
Seiko Epson Corp.	7,200	$115,058
Sumitomo Chemical Co. Ltd.	27,000	110,724
Toho Gas Co. Ltd.	34,000	276,621
Tokyo Electric Power Co. Holdings, Inc.(1)	31,700	133,676
Toyota Boshoku Corp.	2,400	49,823
Toyota Motor Corp.	1,000	49,997
		6,294,124
Netherlands — 4.1%
Boskalis Westminster NV	2,846	98,165
Heineken Holding NV	2,208	180,366
ING Groep NV CVA	36,553	379,925
Koninklijke Ahold NV	16,633	369,887
NN Group NV	2,848	79,120
Unilever NV CVA	1,600	74,590
		1,182,053
New Zealand — 0.8%
Spark New Zealand Ltd.	89,095	225,804
Norway — 1.5%
Norsk Hydro ASA	40,497	148,008
Subsea 7 SA(1)	29,353	287,299
		435,307
Portugal — 0.5%
Jeronimo Martins SGPS SA	8,505	133,994
Singapore — 0.5%
Jardine Cycle & Carriage Ltd.	5,500	150,907
Spain — 3.2%
ACS Actividades de Construccion y Servicios SA	6,072	166,380
Banco Santander SA	40,454	157,504
Endesa SA	7,177	144,347
Industria de Diseno Textil SA	12,276	409,374
Mediaset Espana Comunicacion SA	3,550	39,751
		917,356
Sweden — 3.8%
Atlas Copco AB, A Shares	3,918	101,451
Axfood AB	14,246	272,509
Electrolux AB	5,133	139,413
Fastighets AB Balder, B Shares(1)	9,886	249,407
Intrum Justitia AB	9,816	306,731
Peab AB	5,673	42,933
		1,112,444
Switzerland — 6.5%
Adecco Group AG	2,069	104,228
Galenica AG	23	30,983
Nestle SA	3,804	293,424
Novartis AG	2,000	164,528
Roche Holding AG	3,023	798,164
SGS SA	28	64,203
Swiss Reinsurance Co.	4,913	429,525
		1,885,055
United Kingdom — 17.5%
Berkeley Group Holdings plc	2,544	86,603

12

	Shares	Value
BHP Billiton plc	10,089	$126,905
BP plc	36,684	214,210
British American Tobacco plc	3,519	228,983
BT Group plc	2,839	15,676
Centrica plc	102,269	308,760
Dart Group plc	8,076	56,987
Debenhams plc	27,160	20,157
Evraz plc(1)	74,858	136,409
GKN plc	56,538	203,505
GlaxoSmithKline plc	14,421	310,027
Glencore plc	44,482	90,883
Go-Ahead Group plc	7,947	208,145
HSBC Holdings plc	50,739	316,969
Imperial Brands plc	8,119	440,739
Investec plc	43,743	275,723
Legal & General Group plc	55,399	143,592
Persimmon plc	10,523	205,348
Petrofac Ltd.	4,935	51,289
Rio Tinto plc	13,185	407,550
Royal Dutch Shell plc, B Shares	21,554	592,719
SABMiller plc	1,127	65,701
Segro plc	29,557	165,928
Shire plc	1,638	100,867
Sky plc	25,308	287,253
		5,060,928
TOTAL COMMON STOCKS (Cost $28,703,800)		28,199,958
EXCHANGE-TRADED FUNDS — 1.1%
iShares MSCI Japan ETF (Cost $351,092)	28,546	328,279
RIGHTS†
Spain†
ACS Actividades de Construccion y Servicios SA(1) (Cost $4,762)	6,072	4,265
TEMPORARY CASH INVESTMENTS — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $163,747)	163,747	163,747
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $29,223,401)		28,696,249
OTHER ASSETS AND LIABILITIES — 1.0%		290,693
TOTAL NET ASSETS — 100.0%		$28,986,942

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.9%
Industrials	13.2%
Consumer Discretionary	12.2%
Consumer Staples	12.0%
Health Care	10.5%
Telecommunication Services	6.5%
Energy	6.2%
Materials	5.5%
Utilities	4.7%
Information Technology	4.6%
Exchange-Traded Funds	1.1%
Cash and Equivalents*	1.6%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $29,223,401)	$28,696,249
Foreign currency holdings, at value (cost of $65,118)	64,876
Receivable for investments sold	78,376
Receivable for capital shares sold	89,665
Dividends and interest receivable	96,349
29,025,515

Liabilities
Payable for investments purchased	88
Payable for capital shares redeemed	3,727
Accrued management fees	27,672
Distribution and service fees payable	2,563
Accrued other expenses	4,523
38,573

Net Assets	$28,986,942

Net Assets Consist of:
Capital (par value and paid-in surplus)	$35,254,317
Undistributed net investment income	254,521
Accumulated net realized loss	(5,992,407)
Net unrealized depreciation	(529,489)
$28,986,942

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$19,646,086	2,549,683	$7.71
Institutional Class, $0.01 Par Value	$1,182,924	153,167	$7.72
A Class, $0.01 Par Value	$6,441,162	835,243	$7.71*
C Class, $0.01 Par Value	$1,134,254	148,005	$7.66
R Class, $0.01 Par Value	$582,516	75,788	$7.69
*Maximum offering price $8.18 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $93,145)	$1,004,837
Interest	624
1,005,461

Expenses:
Management fees	368,544
Distribution and service fees:
A Class	18,384
C Class	11,392
R Class	2,784
Directors' fees and expenses	1,904
Other expenses	6,242
409,250

Net investment income (loss)	596,211

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,496,922)
Foreign currency transactions	(8,892)
(3,505,814)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $630)	(1,246,441)
Translation of assets and liabilities in foreign currencies	(979)
(1,247,420)

Net realized and unrealized gain (loss)	(4,753,234)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,157,023)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$596,211	$583,087
Net realized gain (loss)	(3,505,814)	(427,668)
Change in net unrealized appreciation (depreciation)	(1,247,420)	(1,163,304)
Net increase (decrease) in net assets resulting from operations	(4,157,023)	(1,007,885)

Distributions to Shareholders
From net investment income:
Investor Class	(454,533)	(406,457)
Institutional Class	(33,011)	(29,164)
A Class	(128,078)	(103,878)
C Class	(11,272)	(16,337)
R Class	(8,431)	(7,243)
Decrease in net assets from distributions	(635,325)	(563,079)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(93,154)	17,157,171

Redemption Fees
Increase in net assets from redemption fees	11,621	7,666

Net increase (decrease) in net assets	(4,873,881)	15,593,873

Net Assets
Beginning of period	33,860,823	18,266,950
End of period	$28,986,942	$33,860,823

Undistributed net investment income	$254,521	$295,161

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.15% for the Investor Class, A Class, C Class and R Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended June 30, 2016.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $355,456 and there were no interfund purchases.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $37,463,589 and $37,315,626, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	1,794,729	$14,683,328	1,924,053	$17,329,540
Issued in reinvestment of distributions	54,868	439,489	47,144	395,534
Redeemed	(1,816,957)	(14,662,062)	(679,341)	(6,153,477)
	32,640	460,755	1,291,856	11,571,597
Institutional Class/Shares Authorized	25,000,000		30,000,000
Sold	127,204	1,006,633	128,621	1,147,409
Issued in reinvestment of distributions	4,116	33,011	3,476	29,164
Redeemed	(160,182)	(1,277,117)	(45,068)	(427,394)
	(28,862)	(237,473)	87,029	749,179
A Class/Shares Authorized	20,000,000		20,000,000
Sold	296,869	2,446,797	777,883	7,045,308
Issued in reinvestment of distributions	15,677	125,885	12,262	102,876
Redeemed	(399,036)	(3,161,451)	(195,594)	(1,774,912)
	(86,490)	(588,769)	594,551	5,373,272
C Class/Shares Authorized	15,000,000		20,000,000
Sold	43,899	352,058	79,712	722,985
Issued in reinvestment of distributions	1,283	10,279	1,806	15,136
Redeemed	(26,227)	(211,171)	(64,906)	(604,859)
	18,955	151,166	16,612	133,262
R Class/Shares Authorized	15,000,000		15,000,000
Sold	18,553	150,026	57,990	531,779
Issued in reinvestment of distributions	1,053	8,431	864	7,243
Redeemed	(4,521)	(37,290)	(126,841)	(1,209,161)
	15,085	121,167	(67,987)	(670,139)
Net increase (decrease)	(48,672)	$(93,154)	1,922,061	$17,157,171

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$28,199,958	—
Exchange-Traded Funds	$328,279	—	—
Rights	—	4,265	—
Temporary Cash Investments	163,747	—	—
	$492,026	$28,204,223	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$635,325	$563,079
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$29,450,262
Gross tax appreciation of investments	$1,860,789
Gross tax depreciation of investments	(2,614,802)
Net tax appreciation (depreciation) of investments	(754,013)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,461)
Net tax appreciation (depreciation)	$(756,474)
Undistributed ordinary income	$371,594
Accumulated short-term capital losses	$(5,455,205)
Accumulated long-term capital losses	$(427,290)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017*	2018*	Unlimited (Short-Term)	Unlimited (Long-Term)
$(47,669)	$(1,979,923)	$(3,427,613)	$(427,290)

*As a result of a shift in ownership of the fund, the utilization of these capital loss carryovers are limited.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.89	0.16	(1.18)	(1.02)	(0.16)	$7.71	(11.53)%	1.17%	1.94%	117%	$19,646
2015	$9.68	0.24	(0.75)	(0.51)	(0.28)	$8.89	(5.11)%	1.15%	2.67%	96%	$22,366
2014	$7.77	0.26	1.76	2.02	(0.11)	$9.68	26.15%	1.15%	2.61%	125%	$11,859
2013	$6.66	0.22	1.13	1.35	(0.24)	$7.77	20.60%	1.16%	2.85%	101%	$3,233
2012	$8.08	0.15	(1.43)	(1.28)	(0.14)	$6.66	(15.68)%	1.18%	2.42%	113%	$1,917
Institutional Class
2016	$8.90	0.17	(1.17)	(1.00)	(0.18)	$7.72	(11.34)%	0.97%	2.14%	117%	$1,183
2015	$9.69	0.26	(0.75)	(0.49)	(0.30)	$8.90	(4.91)%	0.95%	2.87%	96%	$1,621
2014	$7.78	0.28	1.76	2.04	(0.13)	$9.69	26.37%	0.95%	2.81%	125%	$921
2013	$6.67	0.22	1.15	1.37	(0.26)	$7.78	20.81%	0.96%	3.05%	101%	$504
2012	$8.10	0.18	(1.45)	(1.27)	(0.16)	$6.67	(15.59)%	0.98%	2.62%	113%	$419
A Class
2016	$8.89	0.13	(1.17)	(1.04)	(0.14)	$7.71	(11.75)%	1.42%	1.69%	117%	$6,441
2015	$9.67	0.24	(0.76)	(0.52)	(0.26)	$8.89	(5.25)%	1.40%	2.42%	96%	$8,196
2014	$7.76	0.16	1.84	2.00	(0.09)	$9.67	25.87%	1.40%	2.36%	125%	$3,164
2013	$6.65	0.19	1.15	1.34	(0.23)	$7.76	20.34%	1.41%	2.60%	101%	$2,162
2012	$8.07	0.18	(1.47)	(1.29)	(0.13)	$6.65	(15.92)%	1.43%	2.17%	113%	$1,845

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$8.84	0.08	(1.18)	(1.10)	(0.08)	$7.66	(12.48)%	2.17%	0.94%	117%	$1,134
2015	$9.62	0.13	(0.72)	(0.59)	(0.19)	$8.84	(6.02)%	2.15%	1.67%	96%	$1,141
2014	$7.72	0.14	1.78	1.92	(0.02)	$9.62	24.92%	2.15%	1.61%	125%	$1,081
2013	$6.62	0.14	1.13	1.27	(0.17)	$7.72	19.40%	2.16%	1.85%	101%	$974
2012	$8.04	0.11	(1.45)	(1.34)	(0.08)	$6.62	(16.62)%	2.18%	1.42%	113%	$698
R Class
2016	$8.86	0.12	(1.17)	(1.05)	(0.12)	$7.69	(11.90)%	1.67%	1.44%	117%	$583
2015	$9.65	0.16	(0.72)	(0.56)	(0.23)	$8.86	(5.61)%	1.65%	2.17%	96%	$538
2014	$7.74	0.19	1.79	1.98	(0.07)	$9.65	25.62%	1.65%	2.11%	125%	$1,242
2013	$6.64	0.17	1.14	1.31	(0.21)	$7.74	19.93%	1.66%	2.35%	101%	$956
2012	$8.06	0.14	(1.45)	(1.31)	(0.11)	$6.64	(16.15)%	1.68%	1.92%	113%	$795

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For the fiscal year ended June 30, 2016, the fund intends to pass through to shareholders foreign source income of $1,084,558 and foreign taxes paid of $90,348, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2016 are $0.2883 and $0.0240, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89949 1608

Annual Report

June 30, 2016

Multi-Asset Real Return Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASIOX	-1.15%	-2.01%	-0.37%	4/30/10
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	4.35%	2.63%	3.60%	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.14%	0.06%	0.08%	—
Institutional Class	ASINX	-0.94%	-1.79%	-0.17%	4/30/10
A Class	ASIDX				4/30/10
No sales charge		-1.37%	-2.24%	-0.62%
With sales charge		-7.04%	-3.38%	-1.57%
C Class	ASIZX	-2.05%	-2.97%	-1.36%	4/30/10
R Class	ASIUX	-1.59%	-2.47%	-0.87%	4/30/10

Returns would have been lower if a portion of the fees had not been waived.

Effective June 1, 2016, the fund’s benchmark changed from the Barclays U.S. 1-3 Month Treasury Bill Index to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The fund’s investment advisor believes that the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index aligns better with the fund’s strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $9,773

Barclays U.S. 1-3 Month Treasury Bill Index — $10,047

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $12,443

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.17%	0.97%	1.42%	2.17%	1.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, John Lovito, and Steven Brown

Effective May 2016, the fund’s name changed to Multi-Asset Real Return Fund, reflecting new strategies designed to improve the portfolio’s risk-adjusted return potential and its ability to tactically provide competitive returns in multiple inflationary environments. The portfolio will continue to offer enhanced real return potential in high and rising inflationary periods, while also seeking to preserve wealth and provide income in low inflation or deflationary environments. Also, effective May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

For the 12 months ended June 30, 2016, Multi-Asset Real Return declined -1.15%,* while the
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 4.35% and the Barclays U.S. 1-3 Month Treasury Bill Index advanced 0.14%.

The fund’s performance reflected a volatile 12-month period in which investments that typically provide investor protection against the primary sources of inflation generated mixed performance. Most notably, commodity prices, a key inflation trigger and bellwether, declined -26.08% during the period, according to the S&P Goldman Sachs Commodities Index, a measure of global commodities prices. Oil prices were a main driver of the performance, as indicated by declines of -17.89% for Brent oil and -18.86% for West Texas Intermediate crude. Gains in other asset classes were not sufficient to offset commodity-related losses for the portfolio.

Inflation Remained Muted on Weak Growth, Falling Commodity Prices

In the first half of the reporting period, concerns about slowing growth in China and plunging prices for oil and other commodities weighed on inflation expectations and inflation-sensitive investments. At the same time, speculation surrounding the timing of a widely anticipated rate hike from the U.S. Federal Reserve (the Fed) strengthened the U.S. dollar versus most other currencies. In the second half of the period, some of these key trends subsided or reversed course. For example, China reported signs of economic stabilization, oil and gold prices rallied sharply, and the dollar’s strength eased as the Fed resumed a more dovish tone in the face of mounting global economic uncertainties and the surprising Brexit vote.

Overall, though, global growth remained weak and current inflation and longer-term inflation expectations were mostly subdued during the 12-month period, despite ongoing and aggressive stimulus programs from central banks in Europe, Japan, and China, and reluctance from the Fed to meaningfully tighten monetary policy. In the U.S., the annual headline inflation rate was 1.0% at the end of June 2016. Inflation rates in Europe, the U.K., and Japan were even lower, and deflation fears persisted in many markets. Similarly, modest U.S. economic growth (1.1%, annualized, in the first quarter of 2016) was slightly better than anemic growth in Europe, the U.K., and Japan.

Longer-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between 10-year TIPS, and nominal 10-year Treasuries) declined from 189 basis points (1 basis point equals 0.01%) on June 30, 2015, to 143 basis points a year later. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate (1.43% or higher) required for 10-year TIPS to outperform nominal 10-year Treasuries during that period.

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Commodity-Related Investments Pulled Down Performance

For most of the period, against our original target allocations before the May changes, the portfolio generally maintained a neutral weighting in inflation-linked bonds and other fixed-income securities, an underweight in non-dollar currency investments, an underweight to commodity-related investments, a neutral weighting to gold-related investments, and an overweight in global real estate investment trusts (REITs).

Despite our underweight position in commodity-related investments, the losses generated by this position were the biggest driver of the fund’s negative performance for the reporting period. The underperformance of commodity-related investments as China and global growth struggled, and the relative weightings of these investments in the portfolio, were too much to overcome, despite positive performance from other sectors.

An example of positive performance included our overweight to global REITs. In particular, property stocks in North America, Japan, and Australia rallied. The inflation-linked bond component also contributed. This component consisted primarily of TIPS, corporate bonds, and mortgage-backed securities (MBS) in conjunction with inflation “swaps”, effectively creating an “inflation overlay" for the corporate and mortgage securities. TIPS benefited from generally robust demand for Treasuries, while demand for yield supported corporate securities and MBS.

The portfolio’s non-dollar currency investments generated mixed results. In particular, underweight allocations to the euro and the yen, which appreciated versus the dollar, weighed on results, while an underweight to the pound, which plunged versus the dollar, contributed to performance. A rebound among many emerging markets currencies also contributed to performance.

Portfolio Changes in May

In conjunction with the fund’s new investment strategies, we altered the portfolio’s asset mix in May. Specifically, we changed the portfolio’s foreign currency investments from a dedicated, strategic exposure to a tactical currency risk management strategy (currency overlay). We also broadened the portfolio’s equity allocation to include infrastructure equities (transportation, utilities, oil and gas storage and transportation, and construction) and equities in select industries that have demonstrated pricing power at different stages of the business cycle (health care, food, information technology services, consumer finance, insurance, defense, and durables).

In addition, we increased the portfolio’s flexibility to invest in fixed-income securities by replacing the fund’s strategic weighting in TIPS with the ability to use a broad range of debt securities, including nominal and inflation-linked bonds. We now have the flexibility to decrease the strategic weighting to TIPS and include more diverse asset classes that can potentially provide competitive returns in multiple environments.

At the end of the reporting period, portfolio positioning included approximately 60% in fixed-income securities, 21% in infrastructure and sector equities, 12% in global REITs, 7% in commodity-related investments, and a currency overlay of 25%.

Outlook

Although U.S. headline inflation remains tame, core inflation (headline inflation minus food and energy costs) has moved higher recently, ending the period at 2.3%. We believe headline inflation eventually will converge with core inflation, and a stabilization in commodity prices coupled with continued trend growth ultimately will create higher inflation than is currently priced into the financial markets. In the meantime, the portfolio’s recent strategy changes will enable us to employ more asset classes and make more tactical changes in an effort to take advantage of the current inflation backdrop and our outlook for inflation.

6

Fund Characteristics

JUNE 30, 2016
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	48.1%
Domestic Common Stocks	24.8%
Foreign Common Stocks*	10.6%
Corporate Bonds	6.5%
Collateralized Mortgage Obligations	4.4%
Exchange-Traded Funds	3.5%
Commercial Mortgage-Backed Securities	0.9%
Asset-Backed Securities	0.9%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,057.20	$4.71	0.92%
Investor Class (before waiver)	$1,000	$1,057.20(2)	$5.73	1.12%
Institutional Class (after waiver)	$1,000	$1,058.20	$3.68	0.72%
Institutional Class (before waiver)	$1,000	$1,058.20(2)	$4.71	0.92%
A Class (after waiver)	$1,000	$1,056.30	$5.98	1.17%
A Class (before waiver)	$1,000	$1,056.30(2)	$7.00	1.37%
C Class (after waiver)	$1,000	$1,052.10	$9.80	1.92%
C Class (before waiver)	$1,000	$1,052.10(2)	$10.82	2.12%
R Class (after waiver)	$1,000	$1,054.50	$7.25	1.42%
R Class (before waiver)	$1,000	$1,054.50(2)	$8.28	1.62%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.29	$4.62	0.92%
Investor Class (before waiver)	$1,000	$1,019.29	$5.62	1.12%
Institutional Class (after waiver)	$1,000	$1,021.28	$3.62	0.72%
Institutional Class (before waiver)	$1,000	$1,020.29	$4.62	0.92%
A Class (after waiver)	$1,000	$1,019.05	$5.87	1.17%
A Class (before waiver)	$1,000	$1,018.05	$6.87	1.37%
C Class (after waiver)	$1,000	$1,015.32	$9.62	1.92%
C Class (before waiver)	$1,000	$1,014.32	$10.62	2.12%
R Class (after waiver)	$1,000	$1,017.80	$7.12	1.42%
R Class (before waiver)	$1,000	$1,016.81	$8.12	1.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

JUNE 30, 2016

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 48.1%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	$1,205,845	$1,441,518
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	723,288	852,039
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	509,397	734,868
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	332,091	435,254
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	54,628	72,230
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	718,627	832,864
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	252,445	273,086
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	228,416	237,141
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	155,256	157,629
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	55,720	59,804
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	204,218	208,627
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	168,084	181,983
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	221,286	236,452
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	548,550	590,052
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,691,376	1,726,063
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	1,565,748	1,591,426
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	1,210,716	1,247,944
TOTAL U.S. TREASURY SECURITIES (Cost $10,763,590)		10,878,980
COMMON STOCKS — 35.4%
Aerospace and Defense — 0.4%
Boeing Co. (The)	402	52,208
Huntington Ingalls Industries, Inc.	277	46,544
		98,752
Air Freight and Logistics — 0.6%
CH Robinson Worldwide, Inc.	823	61,108
Expeditors International of Washington, Inc.	1,253	61,447
		122,555
Airlines — 0.5%
Delta Air Lines, Inc.	1,431	52,131
Southwest Airlines Co.	1,440	56,463
		108,594
Beverages — 0.2%
PepsiCo, Inc.	500	52,970
Biotechnology — 0.4%
Amgen, Inc.	319	48,536
Gilead Sciences, Inc.	588	49,051
		97,587
Building Products — 0.5%
Allegion plc	891	61,862
Masco Corp.	1,891	58,508
		120,370
Chemicals — 1.4%
Arkema SA	317	24,463
BASF SE	339	25,861

10

	Principal Amount/Shares	Value
Chr Hansen Holding A/S	418	$27,448
Eastman Chemical Co.	357	24,240
Ecolab, Inc.	221	26,211
Linde AG	176	24,496
LyondellBasell Industries NV, Class A	327	24,335
Monsanto Co.	239	24,715
PPG Industries, Inc.	243	25,309
RPM International, Inc.	521	26,024
Sherwin-Williams Co. (The)	90	26,430
W.R. Grace & Co.	333	24,379
		303,911
Communications Equipment — 0.3%
Cisco Systems, Inc.	2,089	59,933
Construction and Engineering — 0.5%
Fluor Corp.	1,156	56,968
HOCHTIEF AG	470	60,543
		117,511
Containers and Packaging — 0.8%
Avery Dennison Corp.	807	60,323
Packaging Corp. of America	874	58,497
Sealed Air Corp.	1,300	59,761
		178,581
Electric Utilities — 2.0%
Edison International	846	65,709
Emera, Inc.	1,726	64,955
Fortum Oyj	4,055	64,968
ITC Holdings Corp.	1,360	63,675
NextEra Energy, Inc.	507	66,113
PPL Corp.	1,575	59,456
Terna Rete Elettrica Nazionale SpA	11,012	61,359
		446,235
Energy Equipment and Services — 0.5%
Core Laboratories NV	220	27,256
FMC Technologies, Inc.(2)	991	26,430
Technip SA	487	26,487
Tenaris SA	2,037	29,458
		109,631
Food and Staples Retailing — 0.2%
Wal-Mart Stores, Inc.	719	52,501
Food Products — 0.8%
General Mills, Inc.	806	57,484
Mead Johnson Nutrition Co.	613	55,630
Tyson Foods, Inc., Class A	815	54,434
		167,548
Gas Utilities — 0.3%
UGI Corp.	1,402	63,441
Health Care Equipment and Supplies — 0.5%
C.R. Bard, Inc.	231	54,322
Medtronic plc	614	53,277
		107,599

11

	Principal Amount/Shares	Value
Health Care Providers and Services — 0.9%
Aetna, Inc.	425	$51,905
Chartwell Retirement Residences	3,030	36,985
Express Scripts Holding Co.(2)	669	50,710
Quest Diagnostics, Inc.	652	53,080
		192,680
Hotels, Restaurants and Leisure — 1.1%
Carnival Corp.	1,055	46,631
Domino's Pizza, Inc.	413	54,260
Marriott International, Inc., Class A	744	49,446
McDonald's Corp.	421	50,663
Wyndham Worldwide Corp.	744	52,995
		253,995
Household Durables — 0.2%
Newell Brands, Inc.	1,062	51,581
Insurance — 0.9%
Aflac, Inc.	733	52,893
Marsh & McLennan Cos., Inc.	767	52,509
Progressive Corp. (The)	1,538	51,523
Prudential Financial, Inc.	648	46,228
		203,153
Internet Software and Services — 0.5%
Alphabet, Inc., Class A(2)	68	47,840
Facebook, Inc., Class A(2)	429	49,026
NEXTDC Ltd.(2)	4,526	11,843
		108,709
IT Services — 1.7%
Amdocs Ltd.	881	50,851
Global Payments, Inc.	646	46,112
International Business Machines Corp.	332	50,391
MasterCard, Inc., Class A	526	46,320
Total System Services, Inc.	946	50,242
Visa, Inc., Class A	638	47,320
Western Union Co. (The)	2,619	50,232
Xerox Corp.	5,031	47,744
		389,212
Life Sciences Tools and Services — 0.2%
Waters Corp.(2)	365	51,337

Metals and Mining — 0.6%
Barrick Gold Corp.	1,552	33,135
Newmont Mining Corp.	814	31,843
Nucor Corp.	536	26,484
Reliance Steel & Aluminum Co.	352	27,069
Steel Dynamics, Inc.	1,058	25,921
		144,452
Multi-Utilities — 0.8%
Ameren Corp.	877	46,990
Canadian Utilities Ltd., A Shares	2,142	62,057

12

	Principal Amount/Shares	Value
NiSource, Inc.	2,532	$67,149
		176,196
Oil, Gas and Consumable Fuels — 2.8%
EQT Midstream Partners LP	798	64,079
Exxon Mobil Corp.	297	27,841
Inter Pipeline Ltd.	2,929	62,119
Leucrotta Exploration, Inc.(2)	8,491	11,567
Magellan Midstream Partners LP	841	63,916
Neste Oyj	776	27,803
OMV AG	961	26,921
ONEOK Partners LP	1,579	63,255
Shell Midstream Partners LP	1,770	59,808
Spectra Energy Partners LP	1,326	62,561
Statoil ASA	1,674	28,986
Tesoro Corp.	323	24,199
TOTAL SA	558	26,908
TransCanada Corp.	1,427	64,529
Valero Energy Corp.	473	24,123
		638,615
Pharmaceuticals — 0.2%
Johnson & Johnson	445	53,979
Real Estate Investment Trusts (REITs) — 10.2%
Acadia Realty Trust	1,491	52,960
Advance Residence Investment Corp.	11	29,404
Allied Properties Real Estate Investment Trust	875	26,197
American Campus Communities, Inc.	1,123	59,373
American Tower Corp.	570	64,758
Apartment Investment & Management Co., Class A	2,062	91,058
AvalonBay Communities, Inc.	210	37,882
Big Yellow Group plc	1,394	14,537
Camden Property Trust	654	57,827
CapitaLand Mall Trust	10,800	17,149
Charter Hall Group	3,470	13,155
Colony Starwood Homes	1,727	52,535
CubeSmart	1,800	55,584
Daiwa House Residential Investment Corp.	8	21,657
Derwent London plc	438	15,434
Dexus Property Group	4,862	32,835
Digital Realty Trust, Inc.	651	70,952
Duke Realty Corp.	2,681	71,475
Equinix, Inc.	106	41,099
Extra Space Storage, Inc.	363	33,592
Goodman Group	5,842	31,141
Great Portland Estates plc	1,844	15,450
H&R Real Estate Investment Trust	800	13,939
Hyprop Investments Ltd.	2,350	20,772
Iron Mountain, Inc.	1,659	66,078
Japan Real Estate Investment Corp.	7	43,083
Kimco Realty Corp.	2,436	76,442
Klepierre	622	27,750
13

	Principal Amount/Shares	Value
Land Securities Group plc	2,294	$32,466
Liberty Property Trust	1,298	51,557
Link REIT	9,500	64,991
Mack-Cali Realty Corp.	1,692	45,684
Mapletree Industrial Trust	13,500	17,269
Mori Hills REIT Investment Corp.	27	42,200
Orix JREIT, Inc.	20	34,350
Physicians Realty Trust	2,620	55,046
ProLogis, Inc.	973	47,716
Public Storage	235	60,064
Retail Properties of America, Inc.	1,908	32,245
RioCan Real Estate Investment Trust	736	16,709
Safestore Holdings plc	3,168	15,619
Scentre Group	11,321	41,639
Simon Property Group, Inc.	845	183,280
STORE Capital Corp.	1,875	55,219
Unibail-Rodamco SE	216	56,591
Ventas, Inc.	1,306	95,103
VEREIT, Inc.	6,675	67,684
Vornado Realty Trust	854	85,502
Westfield Corp.	5,019	39,988
		2,295,040
Real Estate Management and Development — 2.4%
Ayala Land, Inc.	31,800	26,300
BR Malls Participacoes SA	4,360	17,536
Bumi Serpong Damai Tbk PT	100,900	16,201
Cheung Kong Property Holdings Ltd.	7,500	47,210
China Overseas Land & Investment Ltd.	8,000	25,530
China Resources Land Ltd.	11,555	27,090
City Developments Ltd.	1,200	7,311
Deutsche Wohnen AG	1,841	62,478
Hufvudstaden AB, A Shares	1,933	30,270
Hulic Co. Ltd.	4,700	49,277
Hysan Development Co., Ltd.	3,000	13,378
Inmobiliaria Colonial SA	31,314	22,692
Longfor Properties Co. Ltd.	11,000	14,319
Mitsui Fudosan Co. Ltd.	2,000	45,656
Nexity SA	243	12,386
SM Prime Holdings, Inc.	22,700	13,252
Summarecon Agung Tbk PT	62,800	8,660
Sun Hung Kai Properties Ltd.	3,750	45,180
UNITE Group plc (The)	1,924	15,947
Vonovia SE	1,314	47,955
		548,628
Road and Rail — 1.1%
Canadian National Railway Co.	1,030	60,822
DSV A/S	1,338	56,256
J.B. Hunt Transport Services, Inc.	741	59,969
Union Pacific Corp.	718	62,645
		239,692

14

	Principal Amount/Shares	Value
Software — 1.1%
CA, Inc.	1,555	$51,051
Electronic Arts, Inc.(2)	666	50,456
Intuit, Inc.	471	52,568
Microsoft Corp.	972	49,737
Oracle Corp.	1,319	53,987
		257,799
Transportation Infrastructure — 0.5%
Abertis Infraestructuras SA	4,118	60,522
Atlantia SpA	2,275	56,742
		117,264
Water Utilities — 0.3%
American Water Works Co., Inc.	807	68,200
TOTAL COMMON STOCKS (Cost $7,492,385)		7,998,251
CORPORATE BONDS — 6.5%
Beverages — 0.2%
Constellation Brands, Inc., 3.875%, 11/15/19	$50,000	52,813
Chemicals — 0.3%
Ashland, Inc., 4.75%, 8/15/22	75,000	75,469
Communications Equipment — 0.2%
CommScope, Inc., 4.375%, 6/15/20(3)	50,000	51,625
Construction and Engineering — 0.3%
SBA Communications Corp., 5.625%, 10/1/19	75,000	77,719
Consumer Finance — 0.4%
CIT Group, Inc., 5.00%, 8/15/22	40,000	40,800
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	50,000	52,429
		93,229
Diversified Financial Services — 0.1%
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	22,207
MUFG Union Bank N.A., 2.625%, 9/26/18	10,000	10,222
		32,429
Diversified Telecommunication Services — 0.3%
Frontier Communications Corp., 8.50%, 4/15/20	50,000	53,250
Verizon Communications, Inc., 3.65%, 9/14/18	20,000	21,027
		74,277
Gas Utilities — 0.5%
Energy Transfer Partners LP, 2.50%, 6/15/18	50,000	49,793
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.25%, 10/15/22	50,000	52,375
		102,168
Health Care Providers and Services — 0.6%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	12,000	12,225
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(3)	70,000	76,168
HCA, Inc., 4.25%, 10/15/19	50,000	52,250
		140,643
Household Durables — 0.2%
Lennar Corp., 4.75%, 4/1/21	50,000	52,250
Insurance — 0.2%
International Lease Finance Corp., 6.25%, 5/15/19	50,000	53,993

15

	Principal Amount/Shares	Value
Internet Software and Services — 0.2%
Netflix, Inc., 5.375%, 2/1/21	$40,000	$42,680
Media — 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	40,000	41,150
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(3)	70,000	71,662
		112,812
Multi-Utilities — 0.5%
Calpine Corp., 5.875%, 1/15/24(3)	50,000	52,250
CMS Energy Corp., 8.75%, 6/15/19	25,000	30,155
Dominion Gas Holdings LLC, 1.05%, 11/1/16	20,000	20,008
		102,413
Oil, Gas and Consumable Fuels — 0.5%
Bill Barrett Corp., 7.00%, 10/15/22	75,000	54,375
Concho Resources, Inc., 6.50%, 1/15/22	50,000	51,437
		105,812
Pharmaceuticals — 0.1%
Mylan, Inc., 1.35%, 11/29/16	10,000	9,990
Real Estate Investment Trusts (REITs) — 0.5%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	84,454
HCP, Inc., 6.00%, 1/30/17	25,000	25,658
		110,112
Specialty Retail — 0.3%
Hertz Corp. (The), 6.75%, 4/15/19	55,000	56,159
Technology Hardware, Storage and Peripherals — 0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.42%, 6/15/21(3)	60,000	61,735
Wireless Telecommunication Services — 0.3%
Sprint Communications, Inc., 6.00%, 12/1/16	70,000	70,613
TOTAL CORPORATE BONDS (Cost $1,477,288)		1,478,941
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 4.4%
Private Sponsor Collateralized Mortgage Obligations — 4.2%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	5,217	5,387
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	28,688	29,581
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.00%, 7/1/16	24,584	24,504
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.58%, 7/1/16	61,284	59,987
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.63%, 7/1/16	39,798	38,422
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.82%, 7/1/16	49,438	48,418
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	47,186	48,277
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	7,138	7,193
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.78%, 7/1/16	30,307	29,209
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.88%, 7/1/16	57,420	57,789

16

	Principal Amount/Shares	Value
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 7/1/16	$50,667	$48,290
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.96%, 7/1/16	13,700	13,741
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, 3.50%, 5/25/46(3)	100,000	105,140
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.44%, 7/1/16	6,419	6,395
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 7/1/16(3)	46,506	47,132
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.19%, 7/25/16	15,523	14,269
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	11,179	11,480
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, VRN, 3.08%, 7/1/16	60,431	61,065
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.81%, 7/1/16	13,969	13,717
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.94%, 7/1/16	40,363	40,510
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 7/1/16	23,062	23,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	49,363	49,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	22,301	22,785
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.74%, 7/1/16	33,272	30,766
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	29,712	29,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	37,767	38,383
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	9,790	10,064
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	10,925	11,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.30%, 7/1/16	6,185	6,064
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 7/1/16(3)	29,898	30,302
		962,572
U.S. Government Agency Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	36,121	38,976
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $988,974)		1,001,548
EXCHANGE-TRADED FUNDS — 3.5%
iShares S&P GSCI Commodity Indexed Trust(2)	24,643	382,459
PowerShares DB Commodity Index Tracking Fund(2)	25,876	397,197
TOTAL EXCHANGE-TRADED FUNDS (Cost $752,751)		779,656
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.9%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	$50,000	53,369
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(3)	50,000	52,035
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(3)	50,000	51,972

17

	Principal Amount/Shares	Value
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, 3.76%, 5/10/49	$40,000	$41,834
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $196,018)		199,210
ASSET-BACKED SECURITIES(4) — 0.9%
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	42,209	41,580
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(3)	127,410	127,657
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	24,047	24,120
TOTAL ASSET-BACKED SECURITIES (Cost $193,640)		193,357
TEMPORARY CASH INVESTMENTS — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class	113,947	113,947
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,089	30,089
TOTAL TEMPORARY CASH INVESTMENTS (Cost $144,036)		144,036
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $22,008,682)		22,673,979
OTHER ASSETS AND LIABILITIES — (0.3)%		(58,211)
TOTAL NET ASSETS — 100.0%		$22,615,768

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	687,305	USD	494,970	UBS AG	9/21/16	$16,184
USD	752,557	CAD	986,557	JPMorgan Chase Bank N.A.	9/21/16	(11,183)
USD	76,347	CAD	98,621	JPMorgan Chase Bank N.A.	9/21/16	—
USD	1,000,516	CLP	698,560,164	UBS AG	9/21/16	(47,625)
USD	99,280	CLP	68,453,345	UBS AG	9/21/16	(3,430)
COP	2,350,596,157	USD	742,098	UBS AG	9/21/16	49,683
USD	573,877	HUF	158,843,425	JPMorgan Chase Bank N.A.	9/21/16	15,686
USD	101,815	HUF	28,988,758	JPMorgan Chase Bank N.A.	9/21/16	(54)
USD	498,816	ILS	1,922,668	JPMorgan Chase Bank N.A.	9/21/16	(262)
USD	68,734	ILS	263,014	JPMorgan Chase Bank N.A.	9/21/16	462
INR	50,911,713	USD	744,214	UBS AG	9/21/16	105
INR	5,529,298	USD	81,361	UBS AG	9/21/16	(524)
USD	495,872	JPY	50,373,638	JPMorgan Chase Bank N.A.	9/21/16	6,782
USD	332,206	JPY	34,205,540	JPMorgan Chase Bank N.A.	9/21/16	95
USD	849,804	KRW	988,747,080	UBS AG	9/21/16	(7,148)
MXN	27,910,163	USD	1,480,081	JPMorgan Chase Bank N.A.	9/21/16	34,761
MXN	3,537,623	USD	188,429	JPMorgan Chase Bank N.A.	9/21/16	3,577
MYR	3,129,572	USD	765,738	UBS AG	9/21/16	17,229
MYR	2,017,475	USD	499,437	UBS AG	9/21/16	5,302
USD	750,677	MYR	3,129,572	UBS AG	9/21/16	(32,290)
USD	164,860	NOK	1,370,928	JPMorgan Chase Bank N.A.	9/21/16	1,070
USD	165,964	NOK	1,395,334	JPMorgan Chase Bank N.A.	9/21/16	(742)
USD	495,527	NZD	731,600	UBS AG	9/21/16	(24,788)
USD	847,506	PHP	39,595,491	UBS AG	9/21/16	10,082
PLN	1,361,508	USD	348,256	JPMorgan Chase Bank N.A.	9/21/16	(3,770)

18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	563,091	PLN	2,219,300	JPMorgan Chase Bank N.A.	9/21/16	$1,567
RUB	10,635,026	USD	162,491	UBS AG	9/21/16	449
RUB	10,374,266	USD	159,115	UBS AG	9/21/16	(170)
USD	753,692	SGD	1,039,944	JPMorgan Chase Bank N.A.	9/21/16	(17,672)
USD	72,044	SGD	98,057	JPMorgan Chase Bank N.A.	9/21/16	(688)
THB	30,023,175	USD	852,326	UBS AG	9/21/16	975
TRY	952,146	USD	325,309	JPMorgan Chase Bank N.A.	9/21/16	(429)
USD	845,192	TWD	27,278,565	UBS AG	9/21/16	(3,687)
ZAR	8,825,403	USD	565,695	JPMorgan Chase Bank N.A.	9/21/16	24,167
						$33,714

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
4	U.S. Treasury 2-Year Notes	September 2016	$877,312	$5,366
10	U.S. Treasury 5-Year Notes	September 2016	1,221,641	18,899
			$2,098,953	$24,265

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
3	U.S. Treasury 10-Year Notes	September 2016	$398,953	$(10,788)
4	U.S. Treasury 10-Year Ultra Notes	September 2016	582,687	(6,399)
			$981,640	$(17,187)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.21%	3/13/19	$(51,118)
Bank of America N.A.	700,000	U.S. CPI Urban Consumers NSA Index	Receive	1.41%	8/27/20	(267)
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.64%	2/3/20	(16,457)
Morgan Stanley Capital Services LLC	500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	8/19/19	(29,262)
						$(97,104)

19

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CLP	-	Chilean Peso
COP	-	Colombian Peso
CPI	-	Consumer Price Index
FHLMC	-	Federal Home Loan Mortgage Corporation
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $18,053.

(2)	Non-income producing.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $846,747, which represented 3.7% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $22,008,682)	$22,673,979
Cash	107
Foreign currency holdings, at value (cost of $12,438)	12,395
Receivable for investments sold	49,649
Receivable for capital shares sold	936
Receivable for variation margin on futures contracts	2,203
Unrealized appreciation on forward foreign currency exchange contracts	188,176
Interest and dividends receivable	84,879
Other assets	184
23,012,508

Liabilities
Payable for investments purchased	87,360
Payable for capital shares redeemed	35,742
Unrealized depreciation on forward foreign currency exchange contracts	154,462
Swap agreements, at value	97,104
Accrued management fees	15,846
Distribution and service fees payable	2,876
Accrued other expenses	3,350
396,740

Net Assets	$22,615,768

Net Assets Consist of:
Capital (par value and paid-in surplus)	$28,984,222
Accumulated net investment loss	(292,417)
Accumulated net realized loss	(6,684,770)
Net unrealized appreciation	608,733
$22,615,768

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$14,229,614	1,508,870	$9.43
Institutional Class, $0.01 Par Value	$1,384,327	146,365	$9.46
A Class, $0.01 Par Value	$4,586,959	489,060	$9.38*
C Class, $0.01 Par Value	$2,309,750	254,222	$9.09
R Class, $0.01 Par Value	$105,118	11,316	$9.29
*Maximum offering price $9.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Interest	$206,586
Dividends (net of foreign taxes withheld of $6,994)	199,049
405,635

Expenses:
Management fees	317,603
Distribution and service fees:
A Class	15,311
C Class	39,736
R Class	506
Directors' fees and expenses	1,797
Other expenses	4,491
379,444
Fees waived	(59,323)
320,121

Net investment income (loss)	85,514

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,158,817)
Futures contract transactions	(9,023)
Swap agreement transactions	(61,690)
Foreign currency transactions	(500,385)
(2,729,915)

Change in net unrealized appreciation (depreciation) on:
Investments	1,262,407
Futures contracts	7,078
Swap agreements	23,614
Translation of assets and liabilities in foreign currencies	30,165
1,323,264

Net realized and unrealized gain (loss)	(1,406,651)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,321,137)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$85,514	$17,626
Net realized gain (loss)	(2,729,915)	(1,574,610)
Change in net unrealized appreciation (depreciation)	1,323,264	(3,120,662)
Net increase (decrease) in net assets resulting from operations	(1,321,137)	(4,677,646)

Distributions to Shareholders
From net investment income:
Investor Class	—	(295,073)
Institutional Class	—	(17,817)
A Class	—	(55,820)
R Class	—	(221)
Decrease in net assets from distributions	—	(368,931)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,188,752)	(8,638,049)

Net increase (decrease) in net assets	(16,509,889)	(13,684,626)

Net Assets
Beginning of period	39,125,657	52,810,283
End of period	$22,615,768	$39,125,657

Accumulated net investment loss/ Distributions in excess of net investment income	$(292,417)	$(832,688)

See Notes to Financial Statements.

23

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Real Return Fund (formerly Strategic Inflation Opportunities Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good

24

faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

25

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. During the year ended June 30, 2016, the investment advisor agreed to waive 0.2000% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended June 30, 2016 was $36,895, $2,030, $12,249, $7,947 and $202 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended June 30, 2016 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended June 30, 2016 was 0.88% for the Investor Class, A Class, C Class and R Class and 0.68% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended June 30, 2016.

26

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $193,346 and $217,489, respectively.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2016 totaled $36,592,562, of which $14,540,865 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 totaled $44,131,078, of which $18,250,452 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	505,975	$4,628,549	1,296,364	$13,315,015
Issued in reinvestment of distributions	—	—	20,753	210,942
Redeemed	(1,518,740)	(13,617,174)	(1,487,088)	(14,658,510)
	(1,012,765)	(8,988,625)	(169,971)	(1,132,553)
Institutional Class/Shares Authorized	25,000,000		30,000,000
Sold	66,918	620,732	29,488	295,312
Issued in reinvestment of distributions	—	—	1,764	17,817
Redeemed	(35,967)	(328,621)	(44,989)	(437,567)
	30,951	292,111	(13,737)	(124,438)
A Class/Shares Authorized	35,000,000		40,000,000
Sold	5,563	50,786	33,869	338,497
Issued in reinvestment of distributions	—	—	5,446	55,711
Redeemed	(398,208)	(3,592,349)	(501,558)	(4,982,560)
	(392,645)	(3,541,563)	(462,243)	(4,588,352)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	19,179	168,828	32,327	316,647
Redeemed	(355,190)	(3,120,673)	(324,564)	(3,109,811)
	(336,011)	(2,951,845)	(292,237)	(2,793,164)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	186	1,675	24	237
Issued in reinvestment of distributions	—	—	22	221
Redeemed	(55)	(505)	—	—
	131	1,170	46	458
Net increase (decrease)	(1,710,339)	$(15,188,752)	(938,142)	$(8,638,049)

27

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$10,878,980	—
Common Stocks
Chemicals	$201,643	102,268	—
Construction and Engineering	56,968	60,543	—
Electric Utilities	254,953	191,282	—
Energy Equipment and Services	53,686	55,945	—
Health Care Providers and Services	155,695	36,985	—
Internet Software and Services	96,866	11,843	—
Multi-Utilities	114,139	62,057	—
Oil, Gas and Consumable Fuels	454,311	184,304	—
Real Estate Investment Trusts (REITs)	1,610,715	684,325	—
Real Estate Management and Development	—	548,628	—
Road and Rail	122,614	117,078	—
Transportation Infrastructure	—	117,264	—
Other Industries	2,704,139	—	—
Corporate Bonds	—	1,478,941	—
Collateralized Mortgage Obligations	—	1,001,548	—
Exchange-Traded Funds	779,656	—	—
Commercial Mortgage-Backed Securities	—	199,210	—
Asset-Backed Securities	—	193,357	—
Temporary Cash Investments	144,036	—	—
	$6,749,421	$15,924,558	—
Other Financial Instruments
Futures Contracts	$24,265	—	—
Forward Foreign Currency Exchange Contracts	—	$188,176	—
	$24,265	$188,176	—

Liabilities
Other Financial Instruments
Futures Contracts	$17,187	—	—
Swap Agreements	—	$97,104	—
Forward Foreign Currency Exchange Contracts	—	154,462	—
	$17,187	$251,566	—

28

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $27,882,826.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 19 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk.
The fund's average notional amount held during the period was $4,054,167.

29

Value of Derivative Instruments as of June 30, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$188,176	Unrealized depreciation on forward foreign currency exchange contracts	$154,462
Interest Rate Risk	Receivable for variation margin on futures contracts*	2,203	Payable for variation margin on futures contracts*	—
Other Contracts	Swap agreements	—	Swap agreements	97,104
		$190,379		$251,566

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(499,984)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$30,342
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(9,023)	Change in net unrealized appreciation (depreciation) on futures contracts	7,078
Other Contracts	Net realized gain (loss) on swap agreement transactions	(61,690)	Change in net unrealized appreciation (depreciation) on swap agreements	23,614
		$(570,697)		$61,034

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

30

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
JPMorgan Chase Bank N.A.	$88,167	$(34,800)	—	$53,367
UBS AG	100,009	(100,009)	—	—
	$188,176	$(134,809)	—	$53,367

Liabilities
Bank of America N.A.	$51,385	—	—	$51,385
Barclays Bank plc	16,457	—	—	16,457
JPMorgan Chase Bank N.A.	34,800	$(34,800)	—	—
Morgan Stanley Capital Services LLC	29,262	—	—	29,262
UBS AG	119,662	(100,009)	—	19,653
	$251,566	$(134,809)	—	$116,757

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.
8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

31

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	$368,931
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses and foreign currency gains and losses, were made to capital $(858,338), accumulated net investment loss $454,757, and accumulated net realized loss $403,581.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$22,278,958
Gross tax appreciation of investments	$670,399
Gross tax depreciation of investments	(275,378)
Net tax appreciation (depreciation) of investments	395,021
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(118,084)
Net tax appreciation (depreciation)	$276,937
Other book-to-tax adjustments	$(19,083)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,879,362)
Accumulated long-term capital losses	$(2,592,798)
Late-year ordinary loss deferral	$(154,148)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

32

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.54	0.04	(0.15)	(0.11)	—	—	—	$9.43	(1.15)%	0.90%	1.10%	0.47%	0.27%	152%	$14,230
2015	$10.50	0.02	(0.89)	(0.87)	(0.09)	—	(0.09)	$9.54	(8.35)%	0.89%	1.09%	0.24%	0.04%	93%	$24,054
2014	$9.92	0.03	0.57	0.60	(0.02)	—	(0.02)	$10.50	6.09%	0.91%	1.09%	0.27%	0.09%	87%	$28,261
2013	$9.99	(0.03)	(0.04)	(0.07)	—	—	—	$9.92	(0.70)%	1.09%	1.09%	(0.31)%	(0.31)%	85%	$45,728
2012	$10.71	0.01	(0.57)	(0.56)	(0.13)	(0.03)	(0.16)	$9.99	(5.32)%	1.08%	1.09%	0.12%	0.11%	80%	$65,968
Institutional Class
2016	$9.55	0.08	(0.17)	(0.09)	—	—	—	$9.46	(0.94)%	0.70%	0.90%	0.67%	0.47%	152%	$1,384
2015	$10.53	0.04	(0.89)	(0.85)	(0.13)	—	(0.13)	$9.55	(8.15)%	0.69%	0.89%	0.44%	0.24%	93%	$1,102
2014	$9.94	0.05	0.58	0.63	(0.04)	—	(0.04)	$10.53	6.28%	0.71%	0.89%	0.47%	0.29%	87%	$1,360
2013	$9.99	(0.02)	(0.03)	(0.05)	—	—	—	$9.94	(0.40)%	0.89%	0.89%	(0.11)%	(0.11)%	85%	$2,995
2012	$10.71	0.04	(0.58)	(0.54)	(0.15)	(0.03)	(0.18)	$9.99	(5.13)%	0.88%	0.89%	0.32%	0.31%	80%	$7,078

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.51	0.03	(0.16)	(0.13)	—	—	—	$9.38	(1.37)%	1.15%	1.35%	0.22%	0.02%	152%	$4,587
2015	$10.45	—(4)	(0.89)	(0.89)	(0.05)	—	(0.05)	$9.51	(8.59)%	1.14%	1.34%	(0.01)%	(0.21)%	93%	$8,385
2014	$9.87	—(4)	0.58	0.58	—	—	—	$10.45	5.88%	1.16%	1.34%	0.02%	(0.16)%	87%	$14,044
2013	$9.97	(0.05)	(0.05)	(0.10)	—	—	—	$9.87	(1.00)%	1.34%	1.34%	(0.56)%	(0.56)%	85%	$23,108
2012	$10.69	(0.02)	(0.56)	(0.58)	(0.11)	(0.03)	(0.14)	$9.97	(5.51)%	1.33%	1.34%	(0.13)%	(0.14)%	80%	$31,305
C Class
2016	$9.28	(0.05)	(0.14)	(0.19)	—	—	—	$9.09	(2.05)%	1.90%	2.10%	(0.53)%	(0.73)%	152%	$2,310
2015	$10.23	(0.08)	(0.87)	(0.95)	—	—	—	$9.28	(9.29)%	1.89%	2.09%	(0.76)%	(0.96)%	93%	$5,479
2014	$9.74	(0.07)	0.56	0.49	—	—	—	$10.23	5.03%	1.91%	2.09%	(0.73)%	(0.91)%	87%	$9,029
2013	$9.90	(0.12)	(0.04)	(0.16)	—	—	—	$9.74	(1.62)%	2.09%	2.09%	(1.31)%	(1.31)%	85%	$11,025
2012	$10.65	(0.08)	(0.59)	(0.67)	(0.05)	(0.03)	(0.08)	$9.90	(6.33)%	2.08%	2.09%	(0.88)%	(0.89)%	80%	$8,667
R Class
2016	$9.44	0.01	(0.16)	(0.15)	—	—	—	$9.29	(1.59)%	1.40%	1.60%	(0.03)%	(0.23)%	152%	$105
2015	$10.38	(0.03)	(0.89)	(0.92)	(0.02)	—	(0.02)	$9.44	(8.88)%	1.39%	1.59%	(0.26)%	(0.46)%	93%	$106
2014	$9.83	(0.02)	0.57	0.55	—	—	—	$10.38	5.60%	1.41%	1.59%	(0.23)%	(0.41)%	87%	$116
2013	$9.94	(0.08)	(0.03)	(0.11)	—	—	—	$9.83	(1.11)%	1.59%	1.59%	(0.81)%	(0.81)%	85%	$136
2012	$10.67	(0.04)	(0.57)	(0.61)	(0.09)	(0.03)	(0.12)	$9.94	(5.78)%	1.58%	1.59%	(0.38)%	(0.39)%	80%	$137

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Multi-Asset Real Return Fund, formerly the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Asset Real Return Fund, formerly the Strategic Inflation Opportunities Fund, (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89957 1608

Annual Report

June 30, 2016

NT Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACNKX	-1.96%	13.04%	12/1/11
S&P 500 Index	—	3.99%	14.50%	—

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2016
Institutional Class — $17,539

S&P 500 Index — $18,603

Total Annual Fund Operating Expenses
Institutional Class	1.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Scott Wittman and Claudia Musat

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

NT Core Equity Plus returned -1.96% for the fiscal year ended June 30, 2016, compared with the 3.99% return of its benchmark, the S&P 500 Index.

NT Core Equity Plus declined for the 12-month period, underperforming the return of its benchmark, the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation-based factors proved most difficult, although sentiment and growth indicators also detracted from performance. Security selection in the financials, consumer discretionary, and industrials sectors weighed on relative performance the most, while health care and information technology sector holdings were relative contributors.

Financials Sector Led Detractors

Security selection in the financials sector was the principal detractor from the fund’s twelve-month results. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio-only position, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. A number of capital markets holdings also weighed on the sector’s results, including Legg Mason, an overweight position relative to the benchmark. The asset manager’s stock price came under pressure after reporting a quarterly net loss and announcing several strategic acquisitions and agreements. We ultimately liquidated our positions in both holdings.

The consumer discretionary sector was also an area of underperformance during the twelve-month period. A portfolio-only position in GoPro detracted as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. Wolverine World Wide, which owns a portfolio of footwear brands including Keds, Merrell, and Hush Puppies, fell on disappointing quarterly sales results amid a difficult global retail and consumer environment. We subsequently exited the portfolio’s stake in both positions.

Key detraction on an individual holding level came from two short positions (a trade made to benefit from a stock’s decline) in the materials sector. Royal Gold and Hecla Mining, both precious metals companies, rallied sharply together with advancing gold prices during the second half of the period. We maintain our short positions based on weakness across most characteristics.

Health Care Sector Contributed

Security selection among health care companies helped position the sector as a leading relative outperformer in the fund. A number of short position were especially beneficial. These included Brookdale Senior Living, an operator of senior living communities, and Acadia Healthcare, a provider of behavioral health treatment services, both key sector contributors. Brookdale Senior Living stock fell after the company reported disappointing fourth-quarter results. Similarly, shares of Acadia Healthcare weakened as its fourth-quarter earnings fell short of expectations.

3

The information technology sector was also an area of strength, led by a short position in SunEdison. The solar energy company’s stock fell after a quarterly earnings miss early in the year, and we unwound the fund’s short position. Sector contribution also came from Applied Materials, a long position. The semiconductor maker’s shares moved up on the heels of strong quarterly earnings reports and higher future guidance as the company captured market share from competitors and anticipated higher demand. Elsewhere in the fund, key individual contribution stemmed from Newmont Mining, which rose on the recovery in precious metals prices.

A Look Ahead

At period-end, information technology and consumer staples were among the fund’s largest overweight positions on a sector basis. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. In consumer staples, we are finding opportunities in household goods manufacturers. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The financials and consumer discretionary sectors, both portfolio underweights, continue to face challenges, in our opinion. In financials, we find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

4

Fund Characteristics

JUNE 30, 2016
Top Ten Long Holdings	% of net assets
Alphabet, Inc., Class A	2.79%
Apple, Inc.	2.59%
Amazon.com, Inc.	2.42%
Microsoft Corp.	2.34%
Johnson & Johnson	2.21%
Exxon Mobil Corp.	2.10%
Verizon Communications, Inc.	2.03%
Procter & Gamble Co. (The)	2.02%
PepsiCo, Inc.	1.81%
Intel Corp.	1.72%

Top Five Short Holdings	% of net assets
Olin Corp.	(0.87)%
Louisiana-Pacific Corp.	(0.85)%
Royal Gold, Inc.	(0.84)%
CST Brands, Inc.	(0.80)%
Waste Connections, Inc.	(0.76)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.6%
Common Stocks Sold Short	(29.0)%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.3%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,011.40	$8.75	1.75%
Hypothetical
Institutional Class	$1,000	$1,016.16	$8.77	1.75%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 127.6%
Aerospace and Defense — 4.1%
B/E Aerospace, Inc.(1)	34,671	$1,600,933
Boeing Co. (The)(1)	46,284	6,010,903
Honeywell International, Inc.(1)	32,746	3,809,015
Huntington Ingalls Industries, Inc.(1)	26,051	4,377,350
Spirit AeroSystems Holdings, Inc., Class A(1)(2)	80,382	3,456,426
Textron, Inc.(1)	63,636	2,326,532
		21,581,159
Airlines — 1.6%
Delta Air Lines, Inc.(1)	61,044	2,223,833
JetBlue Airways Corp.(1)(2)	165,426	2,739,455
United Continental Holdings, Inc.(1)(2)	80,982	3,323,501
		8,286,789
Auto Components — 1.1%
Goodyear Tire & Rubber Co. (The)(1)	136,825	3,510,930
Lear Corp.	21,325	2,170,032
		5,680,962
Automobiles — 0.1%
Ford Motor Co.(1)	31,903	401,021
Banks — 3.2%
Bank of America Corp.(1)	66,115	877,346
Citigroup, Inc.(1)	180,620	7,656,482
JPMorgan Chase & Co.(1)	40,303	2,504,428
TCF Financial Corp.	273,076	3,454,411
Wells Fargo & Co.(1)	48,390	2,290,299
		16,782,966
Beverages — 2.7%
Coca-Cola Co. (The)(1)	19,966	905,059
Dr Pepper Snapple Group, Inc.(1)	37,510	3,624,591
PepsiCo, Inc.(1)	90,660	9,604,521
		14,134,171
Biotechnology — 4.1%
AbbVie, Inc.(1)	65,584	4,060,305
Amgen, Inc.(1)	29,028	4,416,610
Biogen, Inc.(1)(2)	10,907	2,637,531
Celgene Corp.(1)(2)	33,347	3,289,015
Gilead Sciences, Inc.(1)	51,806	4,321,656
Medivation, Inc.(2)	9,486	572,006
Myriad Genetics, Inc.(2)	37,012	1,132,567
United Therapeutics Corp.(1)(2)	11,052	1,170,628
		21,600,318
Building Products — 1.7%
Masonite International Corp.(2)	6,199	410,002
Owens Corning(1)	81,035	4,174,923
USG Corp.(1)(2)	163,234	4,400,789
		8,985,714

7

	Shares	Value
Capital Markets — 0.9%
Ameriprise Financial, Inc.(1)	25,443	$2,286,054
Artisan Partners Asset Management, Inc., Class A(1)	30,152	834,607
Eaton Vance Corp.	40,803	1,441,978
		4,562,639
Chemicals — 4.7%
Air Products & Chemicals, Inc.(1)	36,538	5,189,857
Cabot Corp.(1)	86,823	3,964,338
Dow Chemical Co. (The)(1)	114,013	5,667,586
Minerals Technologies, Inc.(1)	66,612	3,783,562
PPG Industries, Inc.(1)	44,986	4,685,292
RPM International, Inc.	27,865	1,391,857
		24,682,492
Commercial Services and Supplies — 1.5%
Deluxe Corp.(1)	57,205	3,796,696
Herman Miller, Inc.(1)	136,525	4,080,732
		7,877,428
Communications Equipment — 2.4%
Ciena Corp.(2)	89,495	1,678,031
Cisco Systems, Inc.(1)	310,422	8,906,007
Juniper Networks, Inc.(1)	96,744	2,175,773
		12,759,811
Consumer Finance — 2.0%
American Express Co.	40,650	2,469,894
Discover Financial Services(1)	90,923	4,872,564
Synchrony Financial(1)(2)	133,832	3,383,273
		10,725,731
Containers and Packaging — 1.9%
Avery Dennison Corp.(1)	34,892	2,608,177
Berry Plastics Group, Inc.(1)(2)	106,389	4,133,212
Graphic Packaging Holding Co.	94,729	1,187,902
Sealed Air Corp.(1)	42,232	1,941,405
		9,870,696
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(1)(2)	19,216	2,782,285
MSCI, Inc., Class A	14,026	1,081,685
Nasdaq, Inc.(1)	63,278	4,092,188
		7,956,158
Diversified Telecommunication Services — 3.6%
AT&T, Inc.(1)	192,675	8,325,487
Verizon Communications, Inc.(1)	193,140	10,784,937
		19,110,424
Electric Utilities — 0.2%
FirstEnergy Corp.	36,385	1,270,200
Electronic Equipment, Instruments and Components — 0.1%
Belden, Inc.	10,255	619,094
Energy Equipment and Services — 1.8%
Atwood Oceanics, Inc.(1)	81,828	1,024,486
Diamond Offshore Drilling, Inc.	104,590	2,544,675
Dril-Quip, Inc.(1)(2)	35,537	2,076,427

8

	Shares	Value
Rowan Cos. plc(1)	226,435	$3,998,842
		9,644,430
Food and Staples Retailing — 2.3%
CVS Health Corp.(1)	34,345	3,288,190
SUPERVALU, Inc.(1)(2)	263,943	1,245,811
Wal-Mart Stores, Inc.(1)	103,327	7,544,938
		12,078,939
Food Products — 5.0%
Cal-Maine Foods, Inc.(1)	37,947	1,681,811
Dean Foods Co.(1)	171,497	3,102,381
Fresh Del Monte Produce, Inc.	19,802	1,077,823
General Mills, Inc.(1)	53,820	3,838,443
Hormel Foods Corp.(1)	103,484	3,787,514
Ingredion, Inc.	29,779	3,853,700
Pilgrim's Pride Corp.(1)	143,110	3,646,443
Seaboard Corp.(1)(2)	377	1,082,231
Tyson Foods, Inc., Class A(1)	67,381	4,500,377
		26,570,723
Gas Utilities — 1.8%
ONE Gas, Inc.(1)	62,116	4,136,304
Southwest Gas Corp.	31,263	2,460,711
UGI Corp.(1)	63,400	2,868,850
		9,465,865
Health Care Equipment and Supplies — 4.6%
Abbott Laboratories(1)	139,530	5,484,924
Becton Dickinson and Co.	4,897	830,482
Boston Scientific Corp.(2)	52,522	1,227,439
C.R. Bard, Inc.	24,007	5,645,486
Hologic, Inc.(1)(2)	67,964	2,351,555
Medtronic plc	28,871	2,505,137
ResMed, Inc.	31,910	2,017,669
St. Jude Medical, Inc.(1)	58,160	4,536,480
		24,599,172
Health Care Providers and Services — 3.3%
Aetna, Inc.(1)	46,332	5,658,527
AmerisourceBergen Corp.(1)	41,182	3,266,556
Cigna Corp.	7,778	995,506
Express Scripts Holding Co.(1)(2)	75,621	5,732,072
Laboratory Corp. of America Holdings(2)	12,922	1,683,349
		17,336,010
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.(1)(2)	146,097	1,855,432
Medidata Solutions, Inc.(1)(2)	31,909	1,495,575
		3,351,007
Hotels, Restaurants and Leisure — 3.8%
Bloomin' Brands, Inc.(1)	222,692	3,979,506
Brinker International, Inc.(1)	77,005	3,506,038
Carnival Corp.(1)	94,722	4,186,712
Churchill Downs, Inc.	9,660	1,220,638
Darden Restaurants, Inc.(1)	62,922	3,985,480

9

	Shares	Value
McDonald's Corp.	25,466	$3,064,578
		19,942,952
Household Products — 3.0%
Clorox Co. (The)	14,880	2,059,243
Kimberly-Clark Corp.	22,532	3,097,700
Procter & Gamble Co. (The)(1)	126,499	10,710,670
		15,867,613
Industrial Conglomerates — 3.3%
3M Co.	15,420	2,700,350
Carlisle Cos., Inc.(1)	44,309	4,682,575
Danaher Corp.(1)	55,381	5,593,481
General Electric Co.(1)	140,299	4,416,613
		17,393,019
Insurance — 3.0%
Aflac, Inc.	38,945	2,810,271
Aspen Insurance Holdings Ltd.(1)	91,841	4,259,586
Hanover Insurance Group, Inc. (The)(1)	47,184	3,992,710
Prudential Financial, Inc.(1)	66,623	4,752,885
		15,815,452
Internet and Catalog Retail — 2.4%
Amazon.com, Inc.(2)	17,914	12,819,617
Internet Software and Services — 4.2%
Alphabet, Inc., Class A(1)(2)	21,036	14,799,457
Facebook, Inc., Class A(1)(2)	65,074	7,436,657
VeriSign, Inc.(2)	3,490	301,745
		22,537,859
IT Services — 2.8%
Cognizant Technology Solutions Corp., Class A(2)	21,915	1,254,415
International Business Machines Corp.(1)	53,390	8,103,534
PayPal Holdings, Inc.(1)(2)	61,871	2,258,910
Teradata Corp.(2)	9,626	241,324
Xerox Corp.(1)	306,409	2,907,821
		14,766,004
Leisure Products — 0.2%
Brunswick Corp.	5,319	241,057
Hasbro, Inc.	12,812	1,076,080
		1,317,137
Life Sciences Tools and Services — 1.4%
Bruker Corp.(1)	68,728	1,562,875
Thermo Fisher Scientific, Inc.(1)	39,808	5,882,030
		7,444,905
Machinery — 2.4%
ITT, Inc.	42,277	1,352,019
PACCAR, Inc.(1)	78,815	4,088,134
Stanley Black & Decker, Inc.(1)	46,401	5,160,719
Timken Co. (The)	71,047	2,178,301
		12,779,173
Media — 4.9%
AMC Networks, Inc., Class A(2)	49,849	3,011,877
CBS Corp., Class B(1)	80,013	4,355,908
Cinemark Holdings, Inc.	95,104	3,467,492
10

	Shares	Value
Comcast Corp., Class A(1)	17,450	$1,137,565
MSG Networks, Inc., Class A(2)	25,577	392,351
Regal Entertainment Group, Class A(1)	118,808	2,618,528
Time Warner, Inc.(1)	73,964	5,439,313
Viacom, Inc., Class B(1)	50,284	2,085,277
Walt Disney Co. (The)(1)	35,478	3,470,458
		25,978,769
Metals and Mining — 3.6%
Carpenter Technology Corp.(1)	131,125	4,317,946
Newmont Mining Corp.(1)	151,790	5,938,025
Nucor Corp.(1)	86,536	4,275,744
Reliance Steel & Aluminum Co.	16,404	1,261,467
Steel Dynamics, Inc.(1)	143,178	3,507,861
		19,301,043
Multiline Retail — 0.9%
Target Corp.(1)	69,826	4,875,251
Oil, Gas and Consumable Fuels — 4.0%
Apache Corp.	12,845	715,081
Chevron Corp.(1)	52,345	5,487,327
Exxon Mobil Corp.(1)	118,976	11,152,810
World Fuel Services Corp.(1)	83,668	3,973,393
		21,328,611
Personal Products — 0.4%
Herbalife Ltd.(1)(2)	35,737	2,091,687
Pharmaceuticals — 5.9%
Jazz Pharmaceuticals plc(2)	8,742	1,235,332
Johnson & Johnson(1)	96,500	11,705,450
Merck & Co., Inc.(1)	157,785	9,089,994
Mylan NV(1)(2)	74,739	3,231,714
Pfizer, Inc.(1)	175,532	6,180,482
		31,442,972
Real Estate Investment Trusts (REITs) — 3.6%
Host Hotels & Resorts, Inc.(1)	257,558	4,175,015
Iron Mountain, Inc.	45,902	1,828,277
Lamar Advertising Co., Class A(1)	73,273	4,858,000
PS Business Parks, Inc.	22,790	2,417,563
RLJ Lodging Trust(1)	134,333	2,881,443
Sunstone Hotel Investors, Inc.(1)	264,582	3,193,505
		19,353,803
Real Estate Management and Development — 0.7%
Realogy Holdings Corp.(1)(2)	119,996	3,482,284
Semiconductors and Semiconductor Equipment — 4.6%
Analog Devices, Inc.(1)	37,964	2,150,281
Applied Materials, Inc.(1)	201,162	4,821,853
Broadcom Ltd.	5,570	865,578
Intel Corp.(1)	277,736	9,109,741
NVIDIA Corp.	7,002	329,164
QUALCOMM, Inc.(1)	111,217	5,957,895
Teradyne, Inc.	65,250	1,284,772
		24,519,284

11

	Shares	Value
Software — 7.2%
Activision Blizzard, Inc.(1)	18,956	$751,226
Adobe Systems, Inc.(2)	32,517	3,114,803
Cadence Design Systems, Inc.(1)(2)	169,043	4,107,745
Electronic Arts, Inc.(1)(2)	28,824	2,183,706
Mentor Graphics Corp.(1)	69,973	1,487,626
Microsoft Corp.(1)	242,879	12,428,119
Oracle Corp.(1)	185,945	7,610,729
Synopsys, Inc.(1)(2)	82,850	4,480,528
VMware, Inc., Class A(2)	35,257	2,017,406
		38,181,888
Specialty Retail — 2.6%
American Eagle Outfitters, Inc.(1)	245,449	3,910,002
Best Buy Co., Inc.	100,346	3,070,588
Foot Locker, Inc.(1)	69,367	3,805,474
Michaels Cos., Inc. (The)(2)	58,213	1,655,578
Williams-Sonoma, Inc.	30,002	1,564,004
		14,005,646
Technology Hardware, Storage and Peripherals — 3.9%
Apple, Inc.(1)	143,412	13,710,187
EMC Corp.(1)	221,813	6,026,659
HP, Inc.	35,057	439,965
NetApp, Inc.(1)	17,362	426,932
		20,603,743
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)(2)	208,587	4,549,282
Trading Companies and Distributors — 0.5%
HD Supply Holdings, Inc.(2)	83,270	2,899,461
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.(1)(2)	68,133	2,948,115
TOTAL COMMON STOCKS (Cost $614,401,271)		676,179,489
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $6,076,888), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $5,955,033)		5,955,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,609	4,609
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,959,609)		5,959,609
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.7% (Cost $620,360,880)		682,139,098
COMMON STOCKS SOLD SHORT — (29.0)%
Aerospace and Defense — (0.4)%
Hexcel Corp.	(57,685)	(2,402,003)
Airlines — (0.6)%
Spirit Airlines, Inc.	(71,340)	(3,201,026)
Biotechnology — (0.6)%
Bluebird Bio, Inc.	(19,080)	(825,973)
Neurocrine Biosciences, Inc.	(9,562)	(434,593)
Radius Health, Inc.	(19,044)	(699,867)
Ultragenyx Pharmaceutical, Inc.	(23,628)	(1,155,646)
		(3,116,079)

12

	Shares	Value
Chemicals — (1.5)%
CF Industries Holdings, Inc.	(134,112)	$(3,232,099)
Olin Corp.	(184,666)	(4,587,104)
		(7,819,203)
Commercial Services and Supplies — (1.3)%
Covanta Holding Corp.	(172,791)	(2,842,412)
Waste Connections, Inc.	(55,635)	(4,008,502)
		(6,850,914)
Communications Equipment — (0.1)%
EchoStar Corp., Class A	(17,233)	(684,150)
Containers and Packaging — (0.4)%
Ball Corp.	(31,329)	(2,264,773)
Distributors — (0.4)%
LKQ Corp.	(61,920)	(1,962,864)
Diversified Financial Services — (0.7)%
Leucadia National Corp.	(219,383)	(3,801,907)
Diversified Telecommunication Services — (0.7)%
Frontier Communications Corp.	(501,574)	(2,477,776)
Zayo Group Holdings, Inc.	(36,981)	(1,032,879)
		(3,510,655)
Electric Utilities — (0.6)%
PNM Resources, Inc.	(91,705)	(3,250,025)
Electronic Equipment, Instruments and Components — (0.4)%
Anixter International, Inc.	(38,897)	(2,072,432)
Food Products — (0.9)%
J&J Snack Foods Corp.	(24,749)	(2,951,813)
WhiteWave Foods Co. (The), Class A	(40,292)	(1,891,307)
		(4,843,120)
Health Care Providers and Services — (2.9)%
Acadia Healthcare Co., Inc.	(61,750)	(3,420,950)
Brookdale Senior Living, Inc.	(184,778)	(2,852,972)
Centene Corp.	(15,439)	(1,101,882)
Envision Healthcare Holdings, Inc.	(27,230)	(690,825)
Henry Schein, Inc.	(8,882)	(1,570,338)
Patterson Cos., Inc.	(25,778)	(1,234,508)
Premier, Inc., Class A	(27,132)	(887,216)
Team Health Holdings, Inc.	(93,212)	(3,790,932)
		(15,549,623)
Hotels, Restaurants and Leisure — (0.9)%
Chipotle Mexican Grill, Inc.	(2,268)	(913,460)
MGM Resorts International	(155,985)	(3,529,941)
Texas Roadhouse, Inc.	(5,759)	(262,610)
		(4,706,011)
Household Durables — (0.9)%
CalAtlantic Group, Inc.	(88,349)	(3,243,292)
Lennar Corp., Class A	(33,160)	(1,528,676)
		(4,771,968)
Insurance — (1.4)%
Assurant, Inc.	(45,495)	(3,926,673)
MBIA, Inc.	(424,791)	(2,901,323)

13

	Shares	Value
ProAssurance Corp.	(11,082)	$(593,441)
		(7,421,437)
Internet Software and Services — (0.1)%
Yahoo!, Inc.	(18,103)	(679,949)
IT Services — (1.6)%
DST Systems, Inc.	(4,378)	(509,731)
EPAM Systems, Inc.	(37,021)	(2,380,820)
Fidelity National Information Services, Inc.	(24,802)	(1,827,411)
MAXIMUS, Inc.	(64,573)	(3,575,407)
		(8,293,369)
Marine — (0.7)%
Kirby Corp.	(58,825)	(3,670,092)
Media — (1.2)%
Lions Gate Entertainment Corp.	(41,619)	(841,952)
Loral Space & Communications, Inc.	(68,403)	(2,412,574)
Tribune Media Co.	(74,207)	(2,907,430)
		(6,161,956)
Metals and Mining — (2.3)%
Allegheny Technologies, Inc.	(64,913)	(827,641)
Compass Minerals International, Inc.	(43,942)	(3,260,057)
Hecla Mining Co.	(736,955)	(3,758,470)
Royal Gold, Inc.	(62,126)	(4,474,315)
		(12,320,483)
Multiline Retail — (0.7)%
Dollar Tree, Inc.	(38,644)	(3,641,811)
Oil, Gas and Consumable Fuels — (0.1)%
SemGroup Corp., Class A	(21,149)	(688,611)
Paper and Forest Products — (0.8)%
Louisiana-Pacific Corp.	(260,214)	(4,514,713)
Pharmaceuticals — (0.9)%
Medicines Co. (The)	(98,148)	(3,300,717)
Nektar Therapeutics	(87,708)	(1,248,085)
		(4,548,802)
Real Estate Investment Trusts (REITs) — (0.1)%
Potlatch Corp.	(11,181)	(381,272)
Real Estate Management and Development — (0.6)%
Howard Hughes Corp. (The)	(14,871)	(1,700,052)
Kennedy-Wilson Holdings, Inc.	(81,179)	(1,539,154)
		(3,239,206)
Road and Rail — (0.7)%
Genesee & Wyoming, Inc., Class A	(65,666)	(3,871,011)
Semiconductors and Semiconductor Equipment — (0.5)%
MACOM Technology Solutions Holdings, Inc.	(80,675)	(2,660,661)
Software — (0.6)%
CDK Global, Inc.	(11,428)	(634,140)
SS&C Technologies Holdings, Inc.	(82,404)	(2,313,904)
		(2,948,044)
Specialty Retail — (1.9)%
Cabela's, Inc.	(27,462)	(1,374,748)
CarMax, Inc.	(65,238)	(3,198,619)
CST Brands, Inc.	(98,921)	(4,261,517)

14

	Shares	Value
Guess?, Inc.	(98,370)	$(1,480,468)
		(10,315,352)
Textiles, Apparel and Luxury Goods — (0.5)%
G-III Apparel Group Ltd.	(53,297)	(2,436,739)
Transportation Infrastructure — (0.7)%
Macquarie Infrastructure Corp.	(49,246)	(3,646,666)
Water Utilities — (0.2)%
Aqua America, Inc.	(22,907)	(816,864)
Wireless Telecommunication Services — (0.1)%
United States Cellular Corp.	(12,506)	(491,111)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $158,267,516)		(153,554,902)
OTHER ASSETS AND LIABILITIES — 0.3%		1,519,835
TOTAL NET ASSETS — 100.0%		$530,104,031

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $448,776,746.

(2)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $620,360,880)	$682,139,098
Deposits with broker for securities sold short	1,222,467
Receivable for capital shares sold	356,786
Dividends and interest receivable	600,635
684,318,986

Liabilities
Securities sold short, at value (proceeds of $158,267,516)	153,554,902
Accrued management fees	470,183
Dividend expense payable on securities sold short	90,759
Broker fees and charges payable on securities sold short	98,591
Accrued other expenses	520
154,214,955

Net Assets	$530,104,031

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	40,469,850

Net Asset Value Per Share	$13.10

Net Assets Consist of:
Capital (par value and paid-in surplus)	$491,400,020
Accumulated net realized loss	(27,786,821)
Net unrealized appreciation	66,490,832
$530,104,031

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends	$13,084,605
Interest	13,744
13,098,349

Expenses:
Dividend expense on securities sold short	1,655,230
Broker fees and charges on securities sold short	1,167,764
Management fees	5,338,365
Directors' fees and expenses	28,398
Other expenses	5,036
8,194,793

Net investment income (loss)	4,903,556

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(34,821,652)
Securities sold short transactions	8,314,077
Foreign currency transactions	345
(26,507,230)

Change in net unrealized appreciation (depreciation) on:
Investments	7,802,959
Securities sold short	6,874,866
14,677,825

Net realized and unrealized gain (loss)	(11,829,405)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,925,849)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$4,903,556	$4,367,299
Net realized gain (loss)	(26,507,230)	45,065,903
Change in net unrealized appreciation (depreciation)	14,677,825	(30,658,217)
Net increase (decrease) in net assets resulting from operations	(6,925,849)	18,774,985

Distributions to Shareholders
From net investment income	(4,937,666)	(4,115,172)
From net realized gains	(30,690,487)	(43,391,423)
Decrease in net assets from distributions	(35,628,153)	(47,506,595)

Capital Share Transactions
Proceeds from shares sold	81,890,205	93,554,643
Proceeds from reinvestment of distributions	35,628,153	47,506,595
Payments for shares redeemed	(19,557,811)	(24,508,840)
Net increase (decrease) in net assets from capital share transactions	97,960,547	116,552,398

Net increase (decrease) in net assets	55,406,545	87,820,788

Net Assets
Beginning of period	474,697,486	386,876,698
End of period	$530,104,031	$474,697,486

Undistributed net investment income	—	$241,436

Transactions in Shares of the Fund
Sold	6,281,507	6,360,257
Issued in reinvestment of distributions	2,719,946	3,298,154
Redeemed	(1,471,483)	(1,605,334)
Net increase (decrease) in shares of the fund	7,529,970	8,053,077

See Notes to Financial Statements.

18

Statement of Cash Flows

YEAR ENDED JUNE 30, 2016
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$(6,925,849)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(570,719,301)
Proceeds from investments sold	473,656,367
Purchases to cover securities sold short	(179,221,772)
Proceeds from securities sold short	208,806,833
(Increase) decrease in short-term investments	(1,942,644)
(Increase) decrease in deposits with broker for securities sold short	1,460,880
(Increase) decrease in receivable for investments sold	27,089,675
(Increase) decrease in dividends and interest receivable	23,276
Increase (decrease) in payable for investments purchased	(26,610,197)
Increase (decrease) in accrued management fees	39,697
Increase (decrease) in dividend expense payable on securities sold short	25,133
Increase (decrease) in broker fees and charges payable on securities sold short	98,591
Increase (decrease) in accrued other expenses	520
Change in net unrealized (appreciation) depreciation on investments	(7,802,959)
Net realized (gain) loss on investment transactions	34,821,652
Change in net unrealized (appreciation) depreciation on securities sold short	(6,874,866)
Net realized (gain) loss on securities sold short transactions	(8,314,077)
Net cash from (used in) operating activities	(62,389,041)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	81,946,852
Payments for shares redeemed	(19,557,811)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	62,389,041

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $35,628,153.

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

21

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2016 was 1.09%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,885,664 and $6,002,367, respectively.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2016 were $749,930,727 and $681,608,064, respectively.

22

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$676,179,489	—	—
Temporary Cash Investments	4,609	$5,955,000	—
	$676,184,098	$5,955,000	—

Liabilities
Securities Sold Short
Common Stocks	$153,554,902	—	—

6. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$4,940,682	$8,267,044
Long-term capital gains	$30,687,471	$39,239,551

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$620,744,577
Gross tax appreciation of investments	$85,295,633
Gross tax depreciation of investments	(23,901,112)
Net tax appreciation (depreciation) of investments	61,394,521
Net tax appreciation (depreciation) on securities sold short	4,544,739
Net tax appreciation (depreciation)	$65,939,260
Undistributed ordinary income	—
Accumulated short-term capital losses	$(27,235,249)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$14.41	0.14	(0.44)	(0.30)	(0.12)	(0.89)	(1.01)	$13.10	(1.96)%	1.68%	1.10%	1.01%	109%	$530,104
2015	$15.55	0.16	0.58	0.74	(0.14)	(1.74)	(1.88)	$14.41	4.86%	1.53%	1.10%	1.03%	106%	$474,697
2014	$13.05	0.13	3.33	3.46	(0.12)	(0.84)	(0.96)	$15.55	27.10%	1.57%	1.10%	0.88%	104%	$386,877
2013	$10.95	0.16	2.26	2.42	(0.18)	(0.14)	(0.32)	$13.05	22.54%	1.66%	1.10%	1.35%	111%	$267,576
2012(3)	$10.00	0.03	0.92	0.95	—(4)	—	—(4)	$10.95	9.55%	1.86%(5)	1.11%(5)	0.53%(5)	81%	$188,648

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	December 1, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

26

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $4,940,682, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $30,687,471, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89963 1608

Annual Report

June 30, 2016

NT Disciplined Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTDX	-2.18%	-3.46%	3/19/15
Russell 1000 Growth Index	—	3.02%	1.54%	—
Institutional Class	ANDGX	-2.03%	-3.27%	3/19/15

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $9,557

Russell 1000 Growth Index — $10,198

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.01%	0.81%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Lynette Pang

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

NT Disciplined Growth returned -2.03%* for the fiscal year ended June 30, 2016, compared with the 3.02% return of its benchmark, the Russell 1000 Growth Index.

NT Disciplined Growth declined during the 12-month period, underperforming its benchmark, the Russell 1000 Growth Index. Stock selection in the consumer discretionary sector was a leading detractor from fund results, although industrials and financials holdings were also key underperformers. Conversely, positioning in telecommunication services and materials aided relative returns, as did information technology sector holdings.

NT Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation factors detracted from selection results, while quality and growth were supportive. Sentiment factors were largely neutral.

Consumer Discretionary Sector Pressured Results

Consumer discretionary sector holdings were key drivers of the fund’s underperformance during the 12-month period. An overweight position, relative to the benchmark, in GoPro detracted as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. An overweight position in specialty retailer Aaron’s also pressured results. The company’s stock slumped as lower same-store sales and significant escalation in bad debt expense caused the rent-to-own home goods retailer to miss quarterly earnings and revenue expectations and lower its future guidance. An overweight position in restaurant franchise operator Brinker International dampened results due to softer-than-expected sales at its Chili’s casual restaurants. We subsequently exited the portfolio’s stake in each position.

The fund’s industrials holdings also weighed on returns, led by an overweight position in United Continental Holdings. The airline weakened on disappointing financial results, driven by declining unit revenue due in part to a strong dollar and subsequently lower demand from international travelers. At home, falling oil prices earlier in the year hurt travel demand in its Houston hub, the center of the U.S. energy industry, contributing to management’s disappointing second-quarter outlook. Our investment in the stock is supported by above-average profiles across all factors.

A number of positions in the financials sector weighed on the fund’s returns. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio overweight, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. We ultimately liquidated our position in the holding. Elsewhere, several health care stocks pressured fund returns including an overweight position in Biogen. The biopharmaceutical holding’s share price fell sharply on disappointing revenue and lowered earnings guidance for 2015 as a result of declining sales of its Tecfidera multiple sclerosis treatment. Nevertheless, we believe the holding’s attractive valuation and growth characteristics support our positioning.

* All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Telecommunication Services Aided Returns

Telecommunication services sector positioning contributed to the fund’s relative returns, especially overweight exposure to a number of diversified telecommunication services providers. An overweight in Verizon Communications aided fund results after the telecommunications giant surpassed quarterly financial expectations on solid subscriber growth in its mobile and FiOS divisions. Positioning in the materials sector also benefited relative returns, although no single holding was a leading contributor.

Semiconductor manufacturers helped to bolster information technology returns, positioning that sector as a key contributor. Key outperformance came from an overweight position in Applied Materials. The semiconductor maker’s shares moved up on the heels of strong quarterly earnings reports and higher future guidance as the company captured market share from competitors and anticipated higher demand. Key sector contribution also stemmed from Cadence Design Systems, a maker of hardware and software products for validating chip designs, whose fourth-quarter financial results beat Wall Street expectations, due in part to strong sales of its new Palladium Z1 enterprise emulation platform. We opted to lock in gains and sold our stake in the holding.

Positioning in the energy sector, particularly an underweight to oil, gas and consumable fuels holdings, benefited results as oil prices sank to their lowest levels since early 2009 on widening oversupply and uncertain future demand during the first half of the year. In this environment, not holding natural gas processer Williams Companies was beneficial as its stock price declined steeply on weak energy sector returns. Elsewhere, an overweight position in Tyson Foods was beneficial as the poultry processor’s stock price reached new highs after beating quarterly earnings projections and raising future profit guidance.

A Look Ahead

At period-end, information technology and consumer staples were among the fund’s largest overweight positions on a sector basis. We think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. In consumer staples, we are finding opportunities in household goods manufacturers. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The consumer discretionary and financials sectors, both portfolio underweights, continue to face challenges, in our opinion. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. We find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

4

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	4.8%
Apple, Inc.	4.2%
Amazon.com, Inc.	3.3%
Facebook, Inc., Class A	3.3%
Microsoft Corp.	3.1%
Walt Disney Co. (The)	2.4%
PepsiCo, Inc.	2.2%
Amgen, Inc.	2.0%
Verizon Communications, Inc.	1.8%
AbbVie, Inc.	1.8%

Top Five Industries	% of net assets
Software	9.3%
Internet Software and Services	8.7%
Biotechnology	8.0%
Media	6.4%
Technology Hardware, Storage and Peripherals	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(0.1)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,003.70	$5.08	1.02%
Institutional Class	$1,000	$1,004.60	$4.09	0.82%
Hypothetical
Investor Class	$1,000	$1,019.79	$5.12	1.02%
Institutional Class	$1,000	$1,020.79	$4.12	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 2.6%
B/E Aerospace, Inc.	93,777	$4,330,153
Boeing Co. (The)	59,496	7,726,746
Honeywell International, Inc.	4,347	505,643
		12,562,542
Airlines — 2.4%
Delta Air Lines, Inc.	92,327	3,363,473
Hawaiian Holdings, Inc.(1)	79,166	3,005,141
JetBlue Airways Corp.(1)	228,165	3,778,413
United Continental Holdings, Inc.(1)	35,880	1,472,515
		11,619,542
Auto Components — 0.8%
Cooper-Standard Holding, Inc.(1)	6,486	512,329
Lear Corp.	34,118	3,471,848
		3,984,177
Beverages — 3.1%
Coca-Cola Co. (The)	103,627	4,697,412
PepsiCo, Inc.	99,656	10,557,557
		15,254,969
Biotechnology — 8.0%
AbbVie, Inc.	145,490	9,007,286
Amgen, Inc.	63,071	9,596,253
Biogen, Inc.(1)	20,873	5,047,509
Celgene Corp.(1)	59,267	5,845,504
Gilead Sciences, Inc.	96,829	8,077,475
Incyte Corp.(1)	6,176	493,956
United Therapeutics Corp.(1)	9,939	1,052,739
		39,120,722
Building Products — 0.3%
USG Corp.(1)	52,702	1,420,846
Capital Markets — 0.4%
Federated Investors, Inc., Class B	76,313	2,196,288
Chemicals — 2.7%
Air Products & Chemicals, Inc.	38,938	5,530,754
PPG Industries, Inc.	48,532	5,054,608
Sherwin-Williams Co. (The)	8,308	2,439,810
		13,025,172
Communications Equipment — 1.1%
Arista Networks, Inc.(1)	38,445	2,475,089
Ciena Corp.(1)	155,927	2,923,631
F5 Networks, Inc.(1)	745	84,811
		5,483,531
Consumer Finance — 0.1%
American Express Co.	12,020	730,335
Containers and Packaging — 0.1%
Avery Dennison Corp.	8,972	670,657

7

	Shares	Value
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	91,586	$3,957,431
Verizon Communications, Inc.	161,858	9,038,151
		12,995,582
Food and Staples Retailing — 2.1%
CVS Health Corp.	15,902	1,522,458
Sysco Corp.	87,992	4,464,714
Walgreens Boots Alliance, Inc.	50,200	4,180,154
		10,167,326
Food Products — 4.5%
Campbell Soup Co.	29,950	1,992,573
General Mills, Inc.	88,415	6,305,758
Hormel Foods Corp.	119,732	4,382,191
Ingredion, Inc.	36,134	4,676,101
Tyson Foods, Inc., Class A	70,707	4,722,521
		22,079,144
Gas Utilities — 0.3%
Southwest Gas Corp.	19,589	1,541,850
Health Care Equipment and Supplies — 4.3%
Baxter International, Inc.	16,010	723,972
Becton Dickinson and Co.	28,816	4,886,906
Boston Scientific Corp.(1)	124,333	2,905,662
C.R. Bard, Inc.	21,271	5,002,088
Hologic, Inc.(1)	87,231	3,018,193
ResMed, Inc.	70,592	4,463,532
		21,000,353
Health Care Providers and Services — 3.1%
AmerisourceBergen Corp.	48,198	3,823,065
Express Scripts Holding Co.(1)	80,788	6,123,731
Laboratory Corp. of America Holdings(1)	19,252	2,507,958
UnitedHealth Group, Inc.	17,931	2,531,857
		14,986,611
Health Care Technology — 0.4%
Medidata Solutions, Inc.(1)	40,944	1,919,045
Hotels, Restaurants and Leisure — 3.1%
Bob Evans Farms, Inc.	24,607	933,836
Churchill Downs, Inc.	17,306	2,186,786
Darden Restaurants, Inc.	62,684	3,970,405
McDonald's Corp.	53,472	6,434,820
Starbucks Corp.	28,265	1,614,497
Yum! Brands, Inc.	2,786	231,015
		15,371,359
Household Products — 2.3%
Clorox Co. (The)	37,315	5,164,023
Kimberly-Clark Corp.	44,395	6,103,424
		11,267,447
Industrial Conglomerates — 2.1%
3M Co.	6,451	1,129,699
Carlisle Cos., Inc.	42,670	4,509,366
Danaher Corp.	44,095	4,453,595
		10,092,660

8

	Shares	Value
Insurance — 1.2%
Aon plc	4,166	$455,052
Arthur J. Gallagher & Co.	93,880	4,468,688
Universal Insurance Holdings, Inc.	61,557	1,143,729
		6,067,469
Internet and Catalog Retail — 3.6%
Amazon.com, Inc.(1)	22,942	16,417,754
Shutterfly, Inc.(1)	22,180	1,033,810
		17,451,564
Internet Software and Services — 8.7%
Alphabet, Inc., Class A(1)	33,393	23,492,977
Facebook, Inc., Class A(1)	139,540	15,946,631
GoDaddy, Inc., Class A(1)	67,434	2,103,267
j2 Global, Inc.	17,641	1,114,382
Twitter, Inc.(1)	13,521	228,640
		42,885,897
IT Services — 4.2%
CoreLogic, Inc.(1)	18,333	705,454
CSG Systems International, Inc.	86,398	3,482,703
Global Payments, Inc.	44,212	3,155,853
International Business Machines Corp.	53,227	8,078,794
PayPal Holdings, Inc.(1)	16,778	612,565
Syntel, Inc.(1)	7,998	361,989
Teradata Corp.(1)	16,199	406,109
Travelport Worldwide Ltd.	74,999	966,737
Visa, Inc., Class A	40,202	2,981,782
		20,751,986
Leisure Products — 0.5%
Smith & Wesson Holding Corp.(1)	95,910	2,606,834
Life Sciences Tools and Services — 0.8%
Bruker Corp.	33,054	751,648
Thermo Fisher Scientific, Inc.	20,228	2,988,889
		3,740,537
Machinery — 0.9%
Stanley Black & Decker, Inc.	5,214	579,901
Toro Co. (The)	43,961	3,877,360
		4,457,261
Media — 6.4%
AMC Networks, Inc., Class A(1)	36,482	2,204,243
CBS Corp., Class B	55,709	3,032,798
Cinemark Holdings, Inc.	44,619	1,626,809
Comcast Corp., Class A	44,774	2,918,817
Time Warner, Inc.	69,261	5,093,454
Viacom, Inc., Class B	114,213	4,736,413
Walt Disney Co. (The)	119,209	11,661,024
		31,273,558
Metals and Mining — 0.7%
Steel Dynamics, Inc.	141,943	3,477,603
Multiline Retail — 0.8%
Target Corp.	57,269	3,998,522

9

	Shares	Value
Pharmaceuticals — 1.6%
Bristol-Myers Squibb Co.	19,906	$1,464,086
Johnson & Johnson	12,517	1,518,312
Merck & Co., Inc.	52,464	3,022,451
Mylan NV(1)	14,833	641,379
Pfizer, Inc.	39,786	1,400,865
		8,047,093
Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	52,535	5,968,501
Armada Hoffler Properties, Inc.	36,279	498,474
		6,466,975
Semiconductors and Semiconductor Equipment — 3.1%
Applied Materials, Inc.	188,978	4,529,803
Broadcom Ltd.	4,563	709,090
Intel Corp.	139,247	4,567,301
NVIDIA Corp.	23,396	1,099,846
QUALCOMM, Inc.	84,137	4,507,219
		15,413,259
Software — 9.3%
Adobe Systems, Inc.(1)	65,516	6,275,777
Citrix Systems, Inc.(1)	42,118	3,373,230
Electronic Arts, Inc.(1)	71,622	5,426,083
Intuit, Inc.	46,239	5,160,735
Manhattan Associates, Inc.(1)	3,998	256,392
Microsoft Corp.	295,706	15,131,276
Oracle Corp.	105,190	4,305,427
salesforce.com, inc.(1)	56,788	4,509,535
VMware, Inc., Class A(1)	17,509	1,001,865
		45,440,320
Specialty Retail — 3.0%
American Eagle Outfitters, Inc.	253,084	4,031,628
Foot Locker, Inc.	58,130	3,189,012
Home Depot, Inc. (The)	28,797	3,677,089
Michaels Cos., Inc. (The)(1)	51,219	1,456,668
Williams-Sonoma, Inc.	43,858	2,286,318
		14,640,715
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	216,104	20,659,543
EMC Corp.	141,561	3,846,212
		24,505,755
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.(1)	55,984	1,221,011
Trading Companies and Distributors — 0.8%
HD Supply Holdings, Inc.(1)	109,260	3,804,433
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.(1)	43,255	1,871,644
TOTAL COMMON STOCKS (Cost $469,791,386)		485,612,594

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $5,261,275), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $5,156,029)		$5,156,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,966	3,966
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,159,966)		5,159,966
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $474,951,352)		490,772,560
OTHER ASSETS AND LIABILITIES — (0.1)%		(257,186)
TOTAL NET ASSETS — 100.0%		$490,515,374

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $474,951,352)	$490,772,560
Receivable for investments sold	3,994,528
Receivable for capital shares sold	12,921
Dividends and interest receivable	352,827
495,132,836

Liabilities
Payable for investments purchased	4,275,982
Accrued management fees	340,970
Accrued other expenses	510
4,617,462

Net Assets	$490,515,374

Net Assets Consist of:
Capital (par value and paid-in surplus)	$511,455,936
Undistributed net investment income	153,762
Accumulated net realized loss	(36,915,532)
Net unrealized appreciation	15,821,208
$490,515,374

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$92,560,334	9,749,485	$9.49
Institutional Class, $0.01 Par Value	$397,955,040	41,913,132	$9.49

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends	$7,504,879
Interest	5,394
7,510,273

Expenses:
Management fees	3,924,939
Directors' fees and expenses	26,738
Other expenses	1,631
3,953,308

Net investment income (loss)	3,556,965

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(35,726,607)
Change in net unrealized appreciation (depreciation) on investments	25,527,203

Net realized and unrealized gain (loss)	(10,199,404)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,642,439)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2016 AND PERIOD ENDED JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015(1)
Operations
Net investment income (loss)	$3,556,965	$898,155
Net realized gain (loss)	(35,726,607)	(1,229,851)
Change in net unrealized appreciation (depreciation)	25,527,203	(9,705,995)
Net increase (decrease) in net assets resulting from operations	(6,642,439)	(10,037,691)

Distributions to Shareholders
From net investment income:
Investor Class	(654,766)	—
Institutional Class	(3,605,666)	—
Decrease in net assets from distributions	(4,260,432)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	49,846,137	461,609,799

Net increase (decrease) in net assets	38,943,266	451,572,108

Net Assets
Beginning of period	451,572,108	—
End of period	$490,515,374	$451,572,108

Undistributed net investment income	$153,762	$893,621

(1)	March 19, 2015 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class and the Institutional Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investment mutual fund. As a result, the investment advisor is able to charge the Institutional Class a lower unified management fee. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 1.01% for the Investor Class and 0.81% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,512,991 and $6,609,099, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $584,680,904 and $535,952,482, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Period ended June 30, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	90,000,000		90,000,000
Sold	126,434	$1,196,322	9,760,412	$97,603,873
Issued in reinvestment of distributions	68,521	654,766	—	—
Redeemed	(113,359)	(1,108,480)	(92,523)	(921,053)
	81,596	742,608	9,667,889	96,682,820
Institutional Class/Shares Authorized	240,000,000		240,000,000
Sold	6,617,974	60,796,931	36,954,067	369,151,500
Issued in reinvestment of distributions	377,479	3,605,666	—	—
Redeemed	(1,612,154)	(15,299,068)	(424,234)	(4,224,521)
	5,383,299	49,103,529	36,529,833	364,926,979
Net increase (decrease)	5,464,895	$49,846,137	46,197,722	$461,609,799

(1)	March 19, 2015 (fund inception) through June 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

17

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$485,612,594	—	—
Temporary Cash Investments	3,966	$5,156,000	—
	$485,616,560	$5,156,000	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2016 and the period March 19, 2015 (fund inception) through June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$4,260,432	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$476,408,292
Gross tax appreciation of investments	$36,505,805
Gross tax depreciation of investments	(22,141,537)
Net tax appreciation (depreciation) of investments	$14,364,268
Undistributed ordinary income	$153,762
Accumulated short-term capital losses	$(35,458,592)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.77	0.06	(0.27)	(0.21)	(0.07)	$9.49	(2.18)%	1.02%	0.62%	118%	$92,560
2015(3)	$10.00	0.02	(0.25)	(0.23)	—	$9.77	(2.30)%	1.01%(4)	0.55%(4)	29%	$94,459
Institutional Class
2016	$9.78	0.08	(0.28)	(0.20)	(0.09)	$9.49	(2.03)%	0.82%	0.82%	118%	$397,955
2015(3)	$10.00	0.02	(0.24)	(0.22)	—	$9.78	(2.20)%	0.81%(4)	0.75%(4)	29%	$357,113

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through June 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Disciplined Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 19, 2015 through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

20

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund has less than one year of performance history. The Board, directly and through its Portfolio Committee, regularly reviews the investment management services of the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

28

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $4,260,432, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89964 1608

Annual Report

June 30, 2016

NT Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Institutional Class	ACLEX	-2.65%	10.62%	6.40%	5/12/06
S&P 500 Index	—	3.99%	12.09%	7.42%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006

Value on June 30, 2016
Institutional Class — $18,611

S&P 500 Index — $20,465

Total Annual Fund Operating Expenses
Institutional Class	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Claudia Musat

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

NT Equity Growth returned -2.65% for the fiscal year ended June 30, 2016, compared with the 3.99% return of its benchmark, the S&P 500 Index.

NT Equity Growth declined during the fiscal year, underperforming its benchmark, the S&P 500 Index. Security selection in the industrials, consumer discretionary, and financials sectors led fund detraction, while materials sector holdings contributed to relative performance.

NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation factors were detrimental to selection results, while quality- and sentiment-based insights were somewhat positive. Growth was largely neutral.

Stock Choices Across Several Sectors Hindered Relative Returns

A number of industrials sector holdings pressured the fund’s 12-month results, although no individual position was a leading underperformer. Similarly, consumer discretionary holdings weighed on results, driven by a portfolio-only position in GoPro, as the wearable camera maker’s stock slumped on concerns about economic growth in China and a bleak outlook for wearable camera demand. We ultimately sold our stake in the position.

Security selection in the financials sector was also a principal detractor. A number of capital markets holdings weighed on the sector’s results, including Legg Mason, an overweight position relative to the benchmark. The asset manager’s stock price came under pressure after reporting a quarterly net loss and announcing several strategic acquisitions and agreements. Shares of commercial real estate services company Jones Lang LaSalle, a portfolio-only holding, declined sharply on disappointing quarterly earnings in early 2016 during a difficult environment for financial stocks. Both holding were subsequently liquidated.

Health care was another area of weakness, particularly among biotechnology companies. An overweight position in Biogen hindered results. The biopharmaceutical holding’s share price fell sharply on disappointing revenue and lowered earnings guidance for 2015 as a result of declining sales of its Tecfidera multiple sclerosis treatment. Nevertheless, we believe the holding’s attractive valuation and growth characteristics support our positioning. Elsewhere, the fund’s underweight position, relative to the benchmark, in internet giant Alphabet, the parent company of Google, negatively impacted results as its stock price appreciated strongly during the period on substantial growth in mobile advertising revenues as users increasingly migrated to mobile platforms.

Materials Sector Holdings Contributed

Stock selection in the materials sector bolstered the fund’s relative returns, especially an overweight position in Newmont Mining. The gold and silver miner benefited from rising precious metals prices, which bolstered the broad sector during the second half of the period. The holding’s valuation and growth metrics declined, and we opted to exit our investment. A portfolio-only position in Cabot, a specialty chemicals manufacturer, also contributed as the stock gained on the commodity rally that lifted many materials stocks.

3

Individual outperformers that helped to limit the fund’s decline included Kroger, a grocery chain operator, whose strong profit growth was fueled by rising comparable store sales. Deceleration across most factors led us to liquidate our investment in the stock. Elsewhere in the fund, an overweight position in Applied Materials aided results as the semiconductor maker’s shares moved up on the heels of strong quarterly earnings reports and higher future guidance as the company captured market share from competitors and anticipated higher demand.

A Look Ahead

At period end, information technology and health care were the fund’s largest overweight positions on a sector basis. In information technology, we think that software and internet software and services companies are attractive in the information technology sector, where key themes are mobile, search, cloud computing, big data, and the shift to digital/online retail. This is creating growth and quality opportunities. Valuation and sentiment also are positive for select firms in these industries. After the dramatic sell-off in 2015, health care names, particularly in the biotech space, are compelling based on valuation factors. Growth and quality metrics also are favorable. The consumer discretionary and financials sectors, both portfolio underweights, continue to face challenges, in our opinion. Growth scores are not favorable in consumer discretionary, particularly among specialty retailers. In fundamental terms, many of these traditional brick-and-mortar retailers face challenging business conditions and have poor growth and quality rankings. In financials, we find that large-cap real estate investment trusts and diversified financial services firms are challenged across virtually all dimensions. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500.

4

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	3.1%
Microsoft Corp.	3.0%
Amazon.com, Inc.	2.2%
Procter & Gamble Co. (The)	2.2%
Exxon Mobil Corp.	2.1%
Apple, Inc.	2.1%
Merck & Co., Inc.	1.9%
PepsiCo, Inc.	1.8%
Facebook, Inc., Class A	1.8%
Intel Corp.	1.7%

Top Five Industries	% of net assets
Software	6.7%
Biotechnology	5.3%
Pharmaceuticals	5.1%
Internet Software and Services	4.9%
Food Products	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,016.90	$2.36	0.47%
Hypothetical
Institutional Class	$1,000	$1,022.53	$2.36	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 1.9%
Boeing Co. (The)	151,926	$19,730,630
Spirit AeroSystems Holdings, Inc., Class A(1)	238,354	10,249,222
		29,979,852
Airlines — 1.4%
Alaska Air Group, Inc.	51,215	2,985,322
Delta Air Lines, Inc.	79,530	2,897,278
JetBlue Airways Corp.(1)	353,333	5,851,195
United Continental Holdings, Inc.(1)	248,473	10,197,332
		21,931,127
Auto Components — 1.3%
Goodyear Tire & Rubber Co. (The)	404,041	10,367,692
Lear Corp.	95,172	9,684,703
		20,052,395
Banks — 2.9%
Citigroup, Inc.	541,692	22,962,324
JPMorgan Chase & Co.	122,501	7,612,212
SunTrust Banks, Inc.	170,977	7,023,735
Wells Fargo & Co.	148,529	7,029,878
		44,628,149
Beverages — 2.3%
Coca-Cola Co. (The)	72,031	3,265,165
Dr Pepper Snapple Group, Inc.	53,291	5,149,510
PepsiCo, Inc.	262,000	27,756,280
		36,170,955
Biotechnology — 5.3%
AbbVie, Inc.	331,019	20,493,386
Amgen, Inc.	153,310	23,326,117
Biogen, Inc.(1)	67,034	16,210,162
Gilead Sciences, Inc.	254,653	21,243,153
United Therapeutics Corp.(1)	13,121	1,389,776
		82,662,594
Building Products — 1.1%
Owens Corning	267,819	13,798,035
USG Corp.(1)	151,971	4,097,138
		17,895,173
Capital Markets — 0.3%
Eaton Vance Corp.	150,979	5,335,598
Chemicals — 3.7%
Air Products & Chemicals, Inc.	117,561	16,698,364
Cabot Corp.	253,150	11,558,829
Dow Chemical Co. (The)	320,066	15,910,481
PPG Industries, Inc.	132,299	13,778,941
		57,946,615
Communications Equipment — 1.6%
Cisco Systems, Inc.	858,930	24,642,702

7

	Shares	Value
Consumer Finance — 2.8%
American Express Co.	254,534	$15,465,486
Discover Financial Services	279,877	14,998,608
Synchrony Financial(1)	494,508	12,501,162
		42,965,256
Containers and Packaging — 0.2%
Avery Dennison Corp.	51,598	3,856,950
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	74,817	10,832,753
MSCI, Inc., Class A	27,114	2,091,032
Nasdaq, Inc.	193,382	12,506,014
		25,429,799
Diversified Telecommunication Services — 2.9%
AT&T, Inc.	494,198	21,354,296
Verizon Communications, Inc.	420,829	23,499,091
		44,853,387
Electric Utilities — 0.3%
NextEra Energy, Inc.	41,180	5,369,872
Energy Equipment and Services — 1.3%
Atwood Oceanics, Inc.	210,672	2,637,614
Dril-Quip, Inc.(1)	17,328	1,012,475
FMC Technologies, Inc.(1)	421,149	11,232,044
Rowan Cos. plc	329,643	5,821,495
		20,703,628
Food and Staples Retailing — 1.5%
Wal-Mart Stores, Inc.	319,976	23,364,647
Food Products — 4.6%
Campbell Soup Co.	38,282	2,546,901
Dean Foods Co.	417,285	7,548,686
General Mills, Inc.	169,866	12,114,843
Hershey Co. (The)	104,773	11,890,688
Hormel Foods Corp.	365,292	13,369,687
Ingredion, Inc.	42,555	5,507,043
Pilgrim's Pride Corp.	209,636	5,341,525
Tyson Foods, Inc., Class A	194,364	12,981,572
		71,300,945
Gas Utilities — 0.8%
ONE Gas, Inc.	73,181	4,873,123
Southwest Gas Corp.	46,180	3,634,828
UGI Corp.	79,350	3,590,587
		12,098,538
Health Care Equipment and Supplies — 3.3%
Abbott Laboratories	24,304	955,390
Becton Dickinson and Co.	20,258	3,435,554
C.R. Bard, Inc.	62,991	14,812,964
Medtronic plc	223,361	19,381,034
St. Jude Medical, Inc.	158,391	12,354,498
		50,939,440
Health Care Providers and Services — 2.0%
Aetna, Inc.	68,543	8,371,157
AmerisourceBergen Corp.	67,869	5,383,369

8

	Shares	Value
Express Scripts Holding Co.(1)	228,298	$17,304,988
		31,059,514
Hotels, Restaurants and Leisure — 2.3%
Bloomin' Brands, Inc.	300,627	5,372,205
Carnival Corp.	295,991	13,082,802
Darden Restaurants, Inc.	201,132	12,739,701
McDonald's Corp.	42,703	5,138,879
		36,333,587
Household Products — 3.5%
Clorox Co. (The)	21,627	2,992,960
Kimberly-Clark Corp.	128,556	17,673,879
Procter & Gamble Co. (The)	400,964	33,949,622
		54,616,461
Independent Power and Renewable Electricity Producers†
Ormat Technologies, Inc.	16,492	721,690
Industrial Conglomerates — 3.5%
3M Co.	68,918	12,068,920
Carlisle Cos., Inc.	115,886	12,246,832
Danaher Corp.	170,590	17,229,590
General Electric Co.	416,643	13,115,922
		54,661,264
Insurance — 2.0%
Aflac, Inc.	37,743	2,723,535
Aon plc	41,578	4,541,565
Hanover Insurance Group, Inc. (The)	152,925	12,940,514
Prudential Financial, Inc.	7,957	567,652
Unum Group	344,081	10,938,335
		31,711,601
Internet and Catalog Retail — 2.3%
Amazon.com, Inc.(1)	48,971	35,044,627
Priceline Group, Inc. (The)(1)	583	727,823
		35,772,450
Internet Software and Services — 4.9%
Alphabet, Inc., Class A(1)	70,335	49,482,783
Facebook, Inc., Class A(1)	240,775	27,515,767
		76,998,550
IT Services — 1.7%
International Business Machines Corp.	155,652	23,624,860
PayPal Holdings, Inc.(1)	92,039	3,360,344
		26,985,204
Life Sciences Tools and Services — 1.1%
Thermo Fisher Scientific, Inc.	118,668	17,534,384
Machinery — 1.9%
PACCAR, Inc.	281,730	14,613,335
Stanley Black & Decker, Inc.	114,443	12,728,350
Toro Co. (The)	18,069	1,593,686
		28,935,371
Media — 2.4%
AMC Networks, Inc., Class A(1)	21,748	1,314,014
Time Warner, Inc.	199,897	14,700,425
Viacom, Inc., Class B	303,700	12,594,439

9

	Shares	Value
Walt Disney Co. (The)	88,536	$8,660,592
		37,269,470
Metals and Mining — 1.0%
Barrick Gold Corp.	135,826	2,899,885
Nucor Corp.	256,164	12,657,063
		15,556,948
Multi-Utilities — 0.1%
CenterPoint Energy, Inc.	41,333	991,992
Multiline Retail — 1.1%
Target Corp.	235,846	16,466,768
Oil, Gas and Consumable Fuels — 3.8%
Apache Corp.	41,197	2,293,437
Chevron Corp.	160,341	16,808,547
Exxon Mobil Corp.	355,993	33,370,784
World Fuel Services Corp.	145,229	6,896,925
		59,369,693
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	87,125	7,930,117
Pharmaceuticals — 5.1%
Johnson & Johnson	144,276	17,500,679
Merck & Co., Inc.	504,900	29,087,289
Mylan NV(1)	290,216	12,548,940
Pfizer, Inc.	605,137	21,306,873
		80,443,781
Real Estate Investment Trusts (REITs) — 2.5%
Host Hotels & Resorts, Inc.	442,756	7,177,075
Lamar Advertising Co., Class A	235,745	15,629,893
Liberty Property Trust	66,889	2,656,831
Ryman Hospitality Properties, Inc.	138,524	7,016,240
Sunstone Hotel Investors, Inc.	274,896	3,317,995
WP Carey, Inc.	50,997	3,540,212
		39,338,246
Real Estate Management and Development — 0.4%
Realogy Holdings Corp.(1)	197,721	5,737,863
Semiconductors and Semiconductor Equipment — 4.0%
Applied Materials, Inc.	580,322	13,910,318
Intel Corp.	819,707	26,886,390
NVIDIA Corp.	28,627	1,345,755
QUALCOMM, Inc.	359,568	19,262,058
Teradyne, Inc.	83,782	1,649,668
		63,054,189
Software — 6.7%
Adobe Systems, Inc.(1)	184,587	17,681,589
Electronic Arts, Inc.(1)	81,519	6,175,880
Intuit, Inc.	39,925	4,456,029
Microsoft Corp.	915,826	46,862,816
Oracle Corp.	357,281	14,623,511
Synopsys, Inc.(1)	71,556	3,869,749
VMware, Inc., Class A(1)	181,614	10,391,953
		104,061,527

10

	Shares	Value
Specialty Retail — 0.3%
Best Buy Co., Inc.	99,061	$3,031,267
Foot Locker, Inc.	43,462	2,384,325
		5,415,592
Technology Hardware, Storage and Peripherals — 3.3%
Apple, Inc.	347,804	33,250,062
EMC Corp.	177,131	4,812,649
HP, Inc.	811,101	10,179,318
NetApp, Inc.	134,799	3,314,708
		51,556,737
Thrifts and Mortgage Finance — 0.7%
Essent Group Ltd.(1)	464,530	10,131,399
Trading Companies and Distributors — 0.3%
HD Supply Holdings, Inc.(1)	138,673	4,828,594
TOTAL COMMON STOCKS (Cost $1,394,596,443)		1,539,610,614
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $17,941,919), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $17,586,098)		17,586,000
State Street Institutional Liquid Reserves Fund, Premier Class	11,653	11,653
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,597,653)		17,597,653
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $1,412,194,096)		1,557,208,267
OTHER ASSETS AND LIABILITIES — 0.4%		6,476,965
TOTAL NET ASSETS — 100.0%		$1,563,685,232

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $1,412,194,096)	$1,557,208,267
Receivable for capital shares sold	5,486,259
Dividends and interest receivable	1,608,670
1,564,303,196

Liabilities
Payable for capital shares redeemed	29,949
Accrued management fees	587,497
Accrued other expenses	518
617,964

Net Assets	$1,563,685,232

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	600,000,000
Shares outstanding	139,645,559

Net Asset Value Per Share	$11.20

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,455,769,986
Undistributed net investment income	510,183
Accumulated net realized loss	(37,609,108)
Net unrealized appreciation	145,014,171
$1,563,685,232

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $407)	$30,245,658
Interest	17,678
30,263,336

Expenses:
Management fees	6,652,873
Directors' fees and expenses	83,311
Other expenses	2,510
6,738,694

Net investment income (loss)	23,524,642

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(35,478,346)
Futures contract transactions	308,777
(35,169,569)

Change in net unrealized appreciation (depreciation) on investments	(14,149,930)

Net realized and unrealized gain (loss)	(49,319,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,794,857)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$23,524,642	$20,484,007
Net realized gain (loss)	(35,169,569)	110,870,229
Change in net unrealized appreciation (depreciation)	(14,149,930)	(60,626,024)
Net increase (decrease) in net assets resulting from operations	(25,794,857)	70,728,212

Distributions to Shareholders
From net investment income	(24,040,330)	(19,553,090)
From net realized gains	(68,995,192)	(111,633,314)
Decrease in net assets from distributions	(93,035,522)	(131,186,404)

Capital Share Transactions
Proceeds from shares sold	317,445,635	288,468,292
Proceeds from reinvestment of distributions	93,035,522	131,186,404
Payments for shares redeemed	(109,014,706)	(102,850,160)
Net increase (decrease) in net assets from capital share transactions	301,466,451	316,804,536

Net increase (decrease) in net assets	182,636,072	256,346,344

Net Assets
Beginning of period	1,381,049,160	1,124,702,816
End of period	$1,563,685,232	$1,381,049,160

Undistributed net investment income	$510,183	$1,406,402

Transactions in Shares of the Fund
Sold	28,713,747	23,274,654
Issued in reinvestment of distributions	8,349,663	10,792,181
Redeemed	(9,700,221)	(8,060,298)
Net increase (decrease) in shares of the fund	27,363,189	26,006,537

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The

16

fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2016 was 0.46%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $7,832,117 and $5,653,550, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $1,555,488,696 and $1,326,035,587, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,539,610,614	—	—
Temporary Cash Investments	11,653	$17,586,000	—
	$1,539,622,267	$17,586,000	—

17

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2016, the effect of equity price risk derivative instruments on the Statement of Operations was $308,777 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$36,988,594	$53,605,692
Long-term capital gains	$56,046,928	$77,580,712

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,416,969,660
Gross tax appreciation of investments	$191,796,018
Gross tax depreciation of investments	(51,557,411)
Net tax appreciation (depreciation) of investments	$140,238,607
Undistributed ordinary income	$510,183
Accumulated short-term capital losses	$(32,833,544)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$12.30	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$11.20	(2.65)%	0.47%	1.65%	94%	$1,563,685
2015	$13.04	0.21	0.53	0.74	(0.20)	(1.28)	(1.48)	$12.30	5.97%	0.47%	1.66%	84%	$1,381,049
2014	$11.58	0.20	2.59	2.79	(0.19)	(1.14)	(1.33)	$13.04	25.29%	0.47%	1.64%	77%	$1,124,703
2013	$10.20	0.22	1.87	2.09	(0.21)	(0.50)	(0.71)	$11.58	21.39%	0.48%	2.03%	95%	$779,677
2012	$10.27	0.17	0.35	0.52	(0.18)	(0.41)	(0.59)	$10.20	5.65%	0.48%	1.75%	104%	$558,993

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

20

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

25

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

28

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $22,645,115, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,937,077 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2016.

The fund hereby designates $56,046,928, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89961 1608

Annual Report

June 30, 2016

NT Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Institutional Class	ACLOX	-8.27%	8.97%	4.13%	5/12/06
Russell 2000 Index	—	-6.73%	8.34%	6.19%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006

Value on June 30, 2016
Institutional Class — $14,995

Russell 2000 Index — $18,240

Total Annual Fund Operating Expenses
Institutional Class	0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned -8.27% for the fiscal year ended June 30, 2016, compared with the -6.73% return of its benchmark, the Russell 2000 Index.

NT Small Company declined during the fiscal year, underperforming the return of its benchmark, the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. The fund’s valuation factors detracted from selection results, while growth and quality were supportive. Sentiment was largely neutral. Security selection in the financials and information technology sectors provided leading detraction, while consumer discretionary and health care holdings benefited fund results.

Financials Holdings Led Detractors

On a sector basis, stock selection in the financials sector imparted the largest relative detraction. An overweight position, relative to the benchmark, in First NBC Bank hampered results after the lender announced a delay in filing its 2015 10-K due to internal accounting errors, which prompted several investigations into securities fraud violations. We retain our overweight based on attractive valuation and sentiment characteristics. Heritage Insurance also weighed on relative results. Despite beating analyst expectations, the casualty insurer’s share price slipped following release of the company’s quarterly results. Our overweight position remains supported by the company’s very attractive valuation and quality profiles.

Detraction in the information technology sector was driven in part by Monster Worldwide. The employment website’s stock fell sharply on declining fourth-quarter revenues as job seekers increasingly turned to social networking sites in their quest for employment. The holding’s strong valuation and quality signals support our overweight positioning. Shares of VASCO Data Security International, an IT security company, plunged following the company’s below-consensus future guidance despite strong earnings-per-share growth and increased price targets. We find the holding compelling on its robust quality measures, and above-average valuation and sentiment factors.

Elsewhere, key individual underperformers included Outerwall, the parent company of Redbox retail movie rental kiosks, which tumbled as the company lowered earnings and revenue expectations and announced a leadership change at Redbox. An overweight position in Astronics, an aerospace and defense supplier of high-performance lighting and safety systems, was detrimental following its stock price decline on disappointing third-quarter growth in the aerospace sector. We ultimately exited our stakes in both holdings.

Consumer Discretionary and Health Care Positions Contributed

Consumer discretionary sector contribution was led by, LifeLock, a provider of theft identity protection services. The company’s stock advanced on an increase in third-quarter sales and management’s announcement that it had reached a settlement with the Federal Trade Commission about outstanding litigation surrounding its marketing practices.

3

In health care, key contribution stemmed from our overweight position in Affymetrix, a portfolio overweight. The stock price of the gene testing and analysis provider rose steeply in January in response to a $1.3 billion bid to be acquired by Thermo Fisher Scientific. Shares received another lift after a group of former executives offered to buy the company in a $1.5 billion all-cash deal, besting the earlier bid from Thermo Fisher Scientific. We subsequently exited our position.

Outperformance also came from several materials holdings. Trinseo’s stock price advanced after the maker of emulsion polymers and plastics exceeded fourth-quarter earnings expectation. Rayonier Advanced Materials, a cellulose specialties manufacturer, nearly doubled its first-quarter net income and surpassed earnings expectations due to management’s cost cutting measures, which are offsetting weakness in its top line growth. Elsewhere, an overweight position in Virgin America helped to boost relative performance as the passenger airline’s stock soared on the announced acquisition by Alaska Airlines. We opted to lock in gains and exited the position.

A Look Ahead

The materials sector, where quality measures are positive, is a key fund overweight at period-end. After recent struggles in the commodity space, we are finding select metals and mining companies with healthy balance sheets, high-quality earnings, and attractive valuations. We believe that the information technology and health care sectors also present opportunities, and maintain overweight positions in both. Many internet and information technology equipment companies offer high-quality earnings and balance sheets. Valuation and momentum also are considerations here. Conversely, we consider financials to be challenged along multiple dimensions, and maintain the fund’s underweight to the sector. Real estate investment trusts (REITs) appear overvalued, while many banks score poorly on growth metrics. This makes fundamental sense. With interest rates low, investors have piled into high-yielding REITs, while continuing low rates weigh on banks. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

4

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Deluxe Corp.	0.8%
ONE Gas, Inc.	0.8%
CoreSite Realty Corp.	0.7%
Integra LifeSciences Holdings Corp.	0.7%
Diamond Resorts International, Inc.	0.7%
Primerica, Inc.	0.7%
Universal Forest Products, Inc.	0.7%
American Eagle Outfitters, Inc.	0.7%
Coeur Mining, Inc.	0.7%
Bank of the Ozarks, Inc.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	7.9%
Banks	7.2%
Biotechnology	5.1%
Internet Software and Services	4.3%
Software	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.1)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,002.40	$3.34	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.53	$3.37	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 0.6%
Aerojet Rocketdyne Holdings, Inc.(1)	130,145	$2,379,051
Air Freight and Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.(1)	36,211	1,499,860
Hub Group, Inc., Class A(1)	29,957	1,149,450
		2,649,310
Airlines — 0.9%
Hawaiian Holdings, Inc.(1)	57,558	2,184,902
JetBlue Airways Corp.(1)	74,724	1,237,429
		3,422,331
Auto Components — 1.8%
American Axle & Manufacturing Holdings, Inc.(1)	146,642	2,123,376
Cooper Tire & Rubber Co.	61,531	1,834,855
Cooper-Standard Holding, Inc.(1)	27,794	2,195,448
Stoneridge, Inc.(1)	56,744	847,755
		7,001,434
Banks — 7.2%
Bank of the Ozarks, Inc.	71,260	2,673,675
BBCN Bancorp, Inc.	39,436	588,385
Berkshire Hills Bancorp, Inc.	21,765	585,914
Cardinal Financial Corp.	11,175	245,180
Cathay General Bancorp	50,731	1,430,614
Central Pacific Financial Corp.	11,118	262,385
Chemical Financial Corp.	21,187	790,063
Enterprise Financial Services Corp.	10,869	303,136
FCB Financial Holdings, Inc., Class A(1)	64,610	2,196,740
First BanCorp(1)	109,351	434,123
First Busey Corp.	24,051	514,451
First Midwest Bancorp, Inc.	74,384	1,306,183
First NBC Bank Holding Co.(1)	74,355	1,248,420
Franklin Financial Network, Inc.(1)	20,265	635,510
Great Western Bancorp, Inc.	79,271	2,500,207
Heartland Financial USA, Inc.	35,619	1,256,995
Home BancShares, Inc.	116,170	2,299,004
Independent Bank Group, Inc.	4,372	187,603
LegacyTexas Financial Group, Inc.	52,394	1,409,923
Opus Bank	61,374	2,074,441
Pacific Premier Bancorp, Inc.(1)	29,091	698,184
Peoples Bancorp, Inc.	7,065	153,946
PrivateBancorp, Inc.	23,099	1,017,049
Southside Bancshares, Inc.	2,726	84,282
Towne Bank	3,990	86,384
Trico Bancshares	27,590	761,484
United Community Banks, Inc.	4,089	74,788
Western Alliance Bancorp(1)	71,248	2,326,247
		28,145,316

7

	Shares	Value
Beverages — 0.1%
National Beverage Corp.(1)	6,077	$381,696
Biotechnology — 5.1%
Achillion Pharmaceuticals, Inc.(1)	238,216	1,858,085
Aduro Biotech, Inc.(1)	34,887	394,572
Applied Genetic Technologies Corp.(1)	46,179	652,509
BioSpecifics Technologies Corp.(1)	11,487	458,791
Blueprint Medicines Corp.(1)	7,443	150,721
Cepheid, Inc.(1)	72,088	2,216,706
Eagle Pharmaceuticals, Inc.(1)	26,899	1,043,412
Emergent BioSolutions, Inc.(1)	60,082	1,689,506
Epizyme, Inc.(1)	16,971	173,783
FibroGen, Inc.(1)	51,741	849,070
Genomic Health, Inc.(1)	9,554	247,401
Insys Therapeutics, Inc.(1)	92,959	1,202,889
Lexicon Pharmaceuticals, Inc.(1)	47,864	686,848
Ligand Pharmaceuticals, Inc., Class B(1)	20,719	2,471,155
MiMedx Group, Inc.(1)	105,881	844,930
Myriad Genetics, Inc.(1)	79,551	2,434,261
Natera, Inc.(1)	9,471	114,268
Repligen Corp.(1)	42,649	1,166,877
Rigel Pharmaceuticals, Inc.(1)	29,809	66,474
Seres Therapeutics, Inc.(1)	24,982	725,727
Spectrum Pharmaceuticals, Inc.(1)	63,007	413,956
		19,861,941
Building Products — 3.7%
American Woodmark Corp.(1)	18,813	1,248,807
Apogee Enterprises, Inc.	52,050	2,412,517
Continental Building Products, Inc.(1)	98,055	2,179,763
Gibraltar Industries, Inc.(1)	13,232	417,734
Insteel Industries, Inc.	26,810	766,498
Masonite International Corp.(1)	36,116	2,388,712
NCI Building Systems, Inc.(1)	32,915	526,311
Nortek, Inc.(1)	3,297	195,545
Patrick Industries, Inc.(1)	17,750	1,070,148
Ply Gem Holdings, Inc.(1)	31,453	458,270
Universal Forest Products, Inc.	29,891	2,770,597
		14,434,902
Capital Markets — 1.5%
Evercore Partners, Inc., Class A	46,922	2,073,483
Moelis & Co., Class A	69,311	1,559,498
OM Asset Management plc	34,363	458,746
Piper Jaffray Cos.(1)	43,697	1,647,377
		5,739,104
Chemicals — 2.6%
FutureFuel Corp.	17,761	193,240
H.B. Fuller Co.	55,132	2,425,257
KMG Chemicals, Inc.	7,422	192,898
Koppers Holdings, Inc.(1)	21,330	655,471
Minerals Technologies, Inc.	41,838	2,376,398
OMNOVA Solutions, Inc.(1)	22,970	166,532

8

	Shares	Value
Rayonier Advanced Materials, Inc.	149,967	$2,038,052
Trinseo SA(1)	47,884	2,055,660
		10,103,508
Commercial Services and Supplies — 3.4%
ARC Document Solutions, Inc.(1)	184,093	716,122
Brady Corp., Class A	19,123	584,399
Brink's Co. (The)	45,842	1,306,039
Deluxe Corp.	47,394	3,145,540
Ennis, Inc.	102,675	1,969,306
Herman Miller, Inc.	81,180	2,426,470
Interface, Inc.	109,935	1,676,509
Quad/Graphics, Inc.	52,003	1,211,150
West Corp.	21,772	428,037
		13,463,572
Communications Equipment — 2.1%
Ciena Corp.(1)	123,770	2,320,687
Extreme Networks, Inc.(1)	214,161	726,006
Infinera Corp.(1)	82,053	925,558
Ixia(1)	26,526	260,485
NETGEAR, Inc.(1)	50,466	2,399,154
Polycom, Inc.(1)	150,774	1,696,208
		8,328,098
Construction and Engineering — 0.9%
Aegion Corp.(1)	22,844	445,687
MasTec, Inc.(1)	111,691	2,492,943
Tutor Perini Corp.(1)	28,120	662,226
		3,600,856
Consumer Finance — 0.7%
Regional Management Corp.(1)	69,991	1,026,068
World Acceptance Corp.(1)	40,032	1,825,459
		2,851,527
Containers and Packaging — 0.9%
Berry Plastics Group, Inc.(1)	62,917	2,444,325
Graphic Packaging Holding Co.	98,031	1,229,309
		3,673,634
Diversified Consumer Services — 0.9%
Capella Education Co.	22,341	1,176,030
LifeLock, Inc.(1)	26,040	411,692
Regis Corp.(1)	30,630	381,344
Strayer Education, Inc.(1)	28,757	1,412,832
		3,381,898
Diversified Financial Services — 0.2%
GAIN Capital Holdings, Inc.	102,781	649,576
MarketAxess Holdings, Inc.	1,977	287,456
		937,032
Diversified Telecommunication Services — 0.4%
ATN International, Inc.	8,891	691,809
FairPoint Communications, Inc.(1)	46,997	689,916
General Communication, Inc., Class A(1)	19,273	304,513
		1,686,238

9

	Shares	Value
Electric Utilities — 0.1%
Spark Energy, Inc., Class A	9,067	$299,664
Electrical Equipment — 0.9%
AZZ, Inc.	30,179	1,810,136
General Cable Corp.	132,156	1,679,703
		3,489,839
Electronic Equipment, Instruments and Components — 3.3%
Belden, Inc.	41,423	2,500,706
Coherent, Inc.(1)	27,945	2,564,792
II-VI, Inc.(1)	10,534	197,618
QLogic Corp.(1)	152,432	2,246,848
Sanmina Corp.(1)	77,357	2,073,941
SYNNEX Corp.	13,774	1,306,051
Tech Data Corp.(1)	26,971	1,937,866
		12,827,822
Energy Equipment and Services — 0.7%
Archrock, Inc.	65,195	614,137
Atwood Oceanics, Inc.	94,056	1,177,581
Matrix Service Co.(1)	8,517	140,445
McDermott International, Inc.(1)	179,320	885,841
		2,818,004
Food and Staples Retailing — 0.1%
SpartanNash Co.	18,556	567,442
Food Products — 2.7%
Cal-Maine Foods, Inc.	47,932	2,124,346
Dean Foods Co.	142,255	2,573,393
Farmer Brothers Co.(1)	4,075	130,645
Fresh Del Monte Produce, Inc.	36,868	2,006,725
Omega Protein Corp.(1)	88,632	1,771,754
Pilgrim's Pride Corp.	32,584	830,240
Post Holdings, Inc.(1)	4,792	396,250
Seaboard Corp.(1)	242	694,695
		10,528,048
Gas Utilities — 0.8%
ONE Gas, Inc.	45,862	3,053,951
Health Care Equipment and Supplies — 4.0%
Analogic Corp.	23,041	1,830,377
Anika Therapeutics, Inc.(1)	11,712	628,349
Hill-Rom Holdings, Inc.	23,445	1,182,800
ICU Medical, Inc.(1)	23,007	2,594,039
Integra LifeSciences Holdings Corp.(1)	35,569	2,837,695
LeMaitre Vascular, Inc.	40,514	578,135
LivaNova plc(1)	24,747	1,243,042
Merit Medical Systems, Inc.(1)	20,774	411,948
NxStage Medical, Inc.(1)	21,183	459,247
OraSure Technologies, Inc.(1)	202,583	1,197,266
Orthofix International NV(1)	10,761	456,266
SurModics, Inc.(1)	5,938	139,424
West Pharmaceutical Services, Inc.	30,904	2,344,996
		15,903,584

10

	Shares	Value
Health Care Providers and Services — 1.3%
Air Methods Corp.(1)	13,489	$483,311
HealthSouth Corp.	46,940	1,822,211
Landauer, Inc.	7,959	327,592
RadNet, Inc.(1)	57,890	309,132
Triple-S Management Corp., Class B(1)	11,130	271,906
WellCare Health Plans, Inc.(1)	18,692	2,005,278
		5,219,430
Health Care Technology — 1.1%
Computer Programs & Systems, Inc.	22,753	908,300
Medidata Solutions, Inc.(1)	54,104	2,535,854
Quality Systems, Inc.	77,192	919,357
		4,363,511
Hotels, Restaurants and Leisure — 3.6%
Bloomin' Brands, Inc.	136,916	2,446,689
Bob Evans Farms, Inc.	46,273	1,756,061
Boyd Gaming Corp.(1)	121,180	2,229,712
Churchill Downs, Inc.	17,045	2,153,806
Diamond Resorts International, Inc.(1)	93,200	2,792,272
DineEquity, Inc.	6,809	577,267
Isle of Capri Casinos, Inc.(1)	111,041	2,034,271
Sonic Corp.	7,406	200,332
Speedway Motorsports, Inc.	7,081	125,688
		14,316,098
Household Durables — 0.1%
ZAGG, Inc.(1)	67,847	356,197
Household Products — 0.3%
Central Garden & Pet Co.(1)	59,498	1,291,702
Independent Power and Renewable Electricity Producers — 1.2%
NRG Yield, Inc., Class A	137,731	2,096,266
Ormat Technologies, Inc.	58,741	2,570,506
		4,666,772
Insurance — 2.9%
AMERISAFE, Inc.	26,697	1,634,390
Argo Group International Holdings Ltd.	16,460	854,274
eHealth, Inc.(1)	8,025	112,510
Federated National Holding Co.	26,105	497,039
Heritage Insurance Holdings, Inc.	65,634	785,639
Primerica, Inc.	48,758	2,790,908
Selective Insurance Group, Inc.	69,700	2,663,237
State National Cos., Inc.	7,684	80,913
United Insurance Holdings Corp.	12,706	208,124
Universal Insurance Holdings, Inc.	89,894	1,670,231
		11,297,265
Internet and Catalog Retail — 0.7%
PetMed Express, Inc.	22,721	426,246
Shutterfly, Inc.(1)	51,186	2,385,779
		2,812,025
Internet Software and Services — 4.3%
Brightcove, Inc.(1)	10,582	93,121
Carbonite, Inc.(1)	10,149	98,750

11

	Shares	Value
comScore, Inc.(1)	17,207	$410,903
DHI Group, Inc.(1)	55,348	344,818
EarthLink Holdings Corp.	292,502	1,872,013
Endurance International Group Holdings, Inc.(1)	11,918	107,143
Everyday Health, Inc.(1)	47,050	370,754
Five9, Inc.(1)	15,722	187,092
j2 Global, Inc.	41,681	2,632,989
LogMeIn, Inc.(1)	28,095	1,782,066
Monster Worldwide, Inc.(1)	285,693	682,806
NIC, Inc.	7,955	174,533
Shutterstock, Inc.(1)	53,046	2,429,507
Stamps.com, Inc.(1)	26,964	2,357,193
TechTarget, Inc.(1)	7,546	61,123
Web.com Group, Inc.(1)	103,363	1,879,139
XO Group, Inc.(1)	83,217	1,450,472
		16,934,422
IT Services — 2.3%
CACI International, Inc., Class A(1)	11,951	1,080,490
Convergys Corp.	28,317	707,925
CSG Systems International, Inc.	49,730	2,004,616
EVERTEC, Inc.	45,201	702,423
NeuStar, Inc., Class A(1)	97,453	2,291,120
Travelport Worldwide Ltd.	169,539	2,185,358
		8,971,932
Leisure Products — 0.9%
Nautilus, Inc.(1)	54,531	972,833
Smith & Wesson Holding Corp.(1)	94,079	2,557,067
		3,529,900
Life Sciences Tools and Services — 1.3%
Cambrex Corp.(1)	50,529	2,613,865
INC Research Holdings, Inc., Class A(1)	45,951	1,752,112
Luminex Corp.(1)	43,617	882,372
		5,248,349
Machinery — 2.2%
Albany International Corp., Class A	19,469	777,397
Global Brass & Copper Holdings, Inc.	81,401	2,221,433
Lydall, Inc.(1)	10,376	400,099
Mueller Industries, Inc., Class A	74,767	2,383,572
Mueller Water Products, Inc., Class A	62,934	718,706
Wabash National Corp.(1)	164,491	2,089,036
		8,590,243
Media — 1.3%
AMC Entertainment Holdings, Inc., Class A	78,391	2,164,376
Entercom Communications Corp., Class A	35,193	477,569
Nexstar Broadcasting Group, Inc., Class A	46,298	2,202,859
tronc, Inc.	14,013	193,379
		5,038,183
Metals and Mining — 2.8%
Carpenter Technology Corp.	42,218	1,390,239
Coeur Mining, Inc.(1)	256,700	2,736,422
Commercial Metals Co.	148,566	2,510,765

12

	Shares	Value
Kaiser Aluminum Corp.	19,375	$1,751,694
Ryerson Holding Corp.(1)	12,457	217,997
Schnitzer Steel Industries, Inc., Class A	14,512	255,411
TimkenSteel Corp.	84,321	811,168
Worthington Industries, Inc.	28,456	1,203,689
		10,877,385
Multiline Retail — 0.9%
Big Lots, Inc.	50,272	2,519,130
Ollie's Bargain Outlet Holdings, Inc.(1)	42,740	1,063,799
		3,582,929
Oil, Gas and Consumable Fuels — 0.5%
Clean Energy Fuels Corp.(1)	86,677	300,769
DHT Holdings, Inc.	154,635	777,814
Par Pacific Holdings, Inc.(1)	49,487	759,131
		1,837,714
Paper and Forest Products — 0.8%
Clearwater Paper Corp.(1)	18,048	1,179,798
Schweitzer-Mauduit International, Inc.	56,580	1,996,142
		3,175,940
Personal Products — 0.6%
Medifast, Inc.	41,213	1,371,156
Natural Health Trends Corp.	34,151	962,717
		2,333,873
Pharmaceuticals — 1.8%
Depomed, Inc.(1)	24,322	477,198
Heska Corp.(1)	3,176	118,052
Innoviva, Inc.	138,015	1,453,298
Prestige Brands Holdings, Inc.(1)	46,314	2,565,795
SciClone Pharmaceuticals, Inc.(1)	35,429	462,703
Sucampo Pharmaceuticals, Inc., Class A(1)	51,905	569,398
Supernus Pharmaceuticals, Inc.(1)	60,719	1,236,846
		6,883,290
Professional Services — 0.9%
Barrett Business Services, Inc.	5,283	218,293
ICF International, Inc.(1)	22,949	938,614
Kelly Services, Inc., Class A	8,045	152,614
RPX Corp.(1)	12,757	116,982
TriNet Group, Inc.(1)	96,852	2,013,553
		3,440,056
Real Estate Investment Trusts (REITs) — 7.9%
Anworth Mortgage Asset Corp.	44,572	209,488
Armada Hoffler Properties, Inc.	52,904	726,901
Chesapeake Lodging Trust	56,128	1,304,976
Colony Capital, Inc.	28,628	439,440
CoreSite Realty Corp.	32,200	2,855,818
CyrusOne, Inc.	23,342	1,299,216
DiamondRock Hospitality Co.	86,210	778,476
FelCor Lodging Trust, Inc.	342,195	2,131,875
GEO Group, Inc. (The)	52,885	1,807,609
Government Properties Income Trust	59,175	1,364,575
Investors Real Estate Trust	159,743	1,033,537

13

	Shares	Value
Medical Properties Trust, Inc.	86,633	$1,317,688
Monmouth Real Estate Investment Corp.	23,787	315,416
National Storage Affiliates Trust	13,555	282,215
New Senior Investment Group, Inc.	38,829	414,694
Pennsylvania Real Estate Investment Trust	105,854	2,270,568
PS Business Parks, Inc.	24,232	2,570,531
Resource Capital Corp.	51,633	664,000
Ryman Hospitality Properties, Inc.	50,909	2,578,541
Saul Centers, Inc.	1,404	86,641
Summit Hotel Properties, Inc.	187,024	2,476,198
Sunstone Hotel Investors, Inc.	215,667	2,603,101
Xenia Hotels & Resorts, Inc.	95,842	1,608,229
		31,139,733
Real Estate Management and Development — 1.5%
Altisource Portfolio Solutions SA(1)	69,169	1,925,665
Forestar Group, Inc.(1)	14,892	177,066
Marcus & Millichap, Inc.(1)	53,165	1,350,923
RE/MAX Holdings, Inc., Class A	58,102	2,339,186
		5,792,840
Road and Rail — 0.2%
YRC Worldwide, Inc.(1)	99,035	871,508
Semiconductors and Semiconductor Equipment — 3.0%
Advanced Energy Industries, Inc.(1)	62,683	2,379,447
Cirrus Logic, Inc.(1)	29,832	1,157,183
Inphi Corp.(1)	27,126	868,846
Integrated Device Technology, Inc.(1)	119,131	2,398,107
IXYS Corp.	13,459	137,955
MaxLinear, Inc., Class A(1)	88,027	1,582,725
NeoPhotonics Corp.(1)	53,249	507,463
Rudolph Technologies, Inc.(1)	22,791	353,944
Synaptics, Inc.(1)	31,980	1,718,925
Tessera Technologies, Inc.	18,934	580,138
		11,684,733
Software — 4.2%
A10 Networks, Inc.(1)	21,317	137,921
ACI Worldwide, Inc.(1)	12,246	238,920
Aspen Technology, Inc.(1)	60,924	2,451,582
Barracuda Networks, Inc.(1)	74,235	1,123,918
BroadSoft, Inc.(1)	8,844	362,869
Gigamon, Inc.(1)	66,403	2,482,808
Manhattan Associates, Inc.(1)	30,167	1,934,610
MicroStrategy, Inc., Class A(1)	14,652	2,564,393
Pegasystems, Inc.	53,936	1,453,575
Qualys, Inc.(1)	4,051	120,760
RealPage, Inc.(1)	10,236	228,570
Rovi Corp.(1)	83,660	1,308,442
Rubicon Project, Inc. (The)(1)	35,467	484,125
Silver Spring Networks, Inc.(1)	21,832	265,259
VASCO Data Security International, Inc.(1)	63,042	1,033,258
Zix Corp.(1)	83,887	314,576
		16,505,586

14

	Shares	Value
Specialty Retail — 1.8%
American Eagle Outfitters, Inc.	173,399	$2,762,246
Children's Place, Inc. (The)	26,693	2,140,245
Express, Inc.(1)	127,874	1,855,452
Party City Holdco, Inc.(1)	24,192	336,510
Sportsman's Warehouse Holdings, Inc.(1)	9,637	77,674
		7,172,127
Technology Hardware, Storage and Peripherals — 0.4%
Cray, Inc.(1)	20,179	603,755
Stratasys Ltd.(1)	43,021	984,751
		1,588,506
Textiles, Apparel and Luxury Goods — 0.5%
Delta Apparel, Inc.(1)	4,205	94,823
Movado Group, Inc.	20,668	448,082
Perry Ellis International, Inc.(1)	68,015	1,368,462
		1,911,367
Thrifts and Mortgage Finance — 1.3%
BofI Holding, Inc.(1)	110,705	1,960,585
Essent Group Ltd.(1)	105,881	2,309,265
Meta Financial Group, Inc.	6,988	356,108
NMI Holdings, Inc., Class A(1)	65,258	357,614
		4,983,572
Trading Companies and Distributors — 0.1%
Veritiv Corp.(1)	7,030	264,187
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	29,774	570,619
TOTAL COMMON STOCKS (Cost $365,433,365)		388,781,796
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $4,134,250), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $4,049,022)		4,049,000
State Street Institutional Liquid Reserves Fund, Premier Class	3,334	3,334
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,052,334)		4,052,334
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $369,485,699)		392,834,130
OTHER ASSETS AND LIABILITIES — (0.1)%		(496,896)
TOTAL NET ASSETS — 100.0%		$392,337,234

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $369,485,699)	$392,834,130
Receivable for investments sold	10,570,463
Receivable for capital shares sold	240,289
Dividends and interest receivable	343,673
403,988,555

Liabilities
Payable for investments purchased	11,436,928
Accrued management fees	213,875
Accrued other expenses	518
11,651,321

Net Assets	$392,337,234

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	225,000,000
Shares outstanding	46,106,670

Net Asset Value Per Share	$8.51

Net Assets Consist of:
Capital (par value and paid-in surplus)	$381,264,384
Undistributed net investment income	1,134,001
Accumulated net realized loss	(13,409,582)
Net unrealized appreciation	23,348,431
$392,337,234

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $471)	$4,461,348
Interest	4,184
4,465,532

Expenses:
Management fees	2,405,776
Directors' fees and expenses	21,093
Other expenses	1,353
2,428,222

Net investment income (loss)	2,037,310

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(10,570,777)
Futures contract transactions	109,818
Foreign currency transactions	(68)
(10,461,027)

Change in net unrealized appreciation (depreciation) on investments	(17,740,038)

Net realized and unrealized gain (loss)	(28,201,065)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,163,755)
See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$2,037,310	$1,616,444
Net realized gain (loss)	(10,461,027)	44,852,665
Change in net unrealized appreciation (depreciation)	(17,740,038)	(23,576,735)
Net increase (decrease) in net assets resulting from operations	(26,163,755)	22,892,374

Distributions to Shareholders
From net investment income	(2,048,986)	(1,036,862)
From net realized gains	(27,355,643)	(45,882,682)
Decrease in net assets from distributions	(29,404,629)	(46,919,544)

Capital Share Transactions
Proceeds from shares sold	90,177,917	71,435,059
Proceeds from reinvestment of distributions	29,404,629	46,919,544
Payments for shares redeemed	(24,851,004)	(112,283,342)
Net increase (decrease) in net assets from capital share transactions	94,731,542	6,071,261

Net increase (decrease) in net assets	39,163,158	(17,955,909)

Net Assets
Beginning of period	353,174,076	371,129,985
End of period	$392,337,234	$353,174,076

Undistributed net investment income	$1,134,001	$1,052,907

Transactions in Shares of the Fund
Sold	10,652,784	6,976,850
Issued in reinvestment of distributions	3,441,188	5,013,513
Redeemed	(2,848,522)	(10,862,964)
Net increase (decrease) in shares of the fund	11,245,450	1,127,399

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

19

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2016 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,761,614 and $6,121,068, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $453,227,440 and $386,294,577, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$388,781,796	—	—
Temporary Cash Investments	3,334	$4,049,000	—
	$388,785,130	$4,049,000	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2016, the effect of equity price risk derivative instruments on the Statement of Operations was $109,818 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$4,553,985	$11,136,377
Long-term capital gains	$24,850,644	$35,783,167

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$371,010,419
Gross tax appreciation of investments	$44,503,237
Gross tax depreciation of investments	(22,679,526)
Net tax appreciation (depreciation) of investments	$21,823,711
Undistributed ordinary income	$1,134,001
Post-October capital loss deferral	$(11,884,862)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$10.13	0.05	(0.89)	(0.84)	(0.05)	(0.73)	(0.78)	$8.51	(8.27)%	0.67%	0.56%	107%	$392,337
2015	$11.00	0.04	0.41	0.45	(0.03)	(1.29)	(1.32)	$10.13	5.12%	0.67%	0.43%	119%	$353,174
2014	$9.89	0.04	2.48	2.52	(0.04)	(1.37)	(1.41)	$11.00	26.77%	0.67%	0.38%	96%	$371,130
2013	$8.27	0.10	2.03	2.13	(0.10)	(0.41)	(0.51)	$9.89	26.98%	0.68%	1.12%	106%	$255,865
2012	$9.17	0.06	(0.23)	(0.17)	(0.03)	(0.70)	(0.73)	$8.27	(0.98)%	0.68%	0.67%	86%	$177,436

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

25

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

30

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $2,230,155, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,502,612 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2016.

The fund hereby designates $24,850,644, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89962 1608

Annual Report

June 30, 2016

Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	-8.63%	8.66%	4.05%	—	7/31/98
Russell 2000 Index	—	-6.73%	8.34%	6.19%	—	—
Institutional Class	ASCQX	-8.50%	8.89%	4.26%	—	10/1/99
A Class	ASQAX				—	9/7/00
No sales charge		-8.89%	8.40%	3.78%	—
With sales charge		-14.15%	7.12%	3.17%	—
C Class	ASQCX	-9.58%	7.60%	—	10.33%	3/1/10
R Class	ASCRX	-9.10%	8.14%	3.53%	—	8/29/03

Average annual returns since inception are presented when ten years of performance history is not available. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2016
Investor Class — $14,875

Russell 2000 Index — $18,240

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.37%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned -8.63%* for the fiscal year ended June 30, 2016, compared with the -6.73% return of its benchmark, the Russell 2000 Index.

Small Company declined during the fiscal year, underperforming the return of its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. The fund’s valuation factors detracted from selection results, while growth and quality were supportive. Sentiment was largely neutral. Security selection in the financials and information technology sectors provided leading detraction, while consumer discretionary and health care holdings benefited fund results.

Financials Holdings Led Detracted

On a sector basis, stock selection in the financials sector imparted the largest relative detraction. An overweight position, relative to the benchmark, in First NBC Bank hampered results after the lender announced a delay in filing its 2015 10-K due to internal accounting errors, which prompted several investigations into securities fraud violations. We retain our overweight based on attractive valuation and sentiment characteristics. Marcus & Millichap, a brokerage firm specializing in commercial real estate investments, weakened after third-quarter earnings and revenues fell short of analyst expectations. The stock’s attractive valuation and quality profiles support our overweight.

Detraction in the information technology sector was driven in part by Monster Worldwide. The employment website’s stock fell sharply on declining fourth-quarter revenues as job seekers increasingly turned to social networking sites in their quest for employment. The holding’s strong valuation and quality signals support our overweight positioning. Shares of VASCO Data Security International, an IT security company, plunged following the company’s below-consensus future guidance despite strong earnings-per-share growth and increased price targets. We find the holding compelling on its robust quality and valuation measures, and above-average sentiment factors.

Elsewhere, key individual underperformers included Outerwall, the parent company of Redbox retail movie rental kiosks, which tumbled as the company lowered earnings and revenue expectations and announced a leadership change at Redbox. An overweight position in Astronics, an aerospace and defense supplier of high-performance lighting and safety systems, was detrimental following its stock price decline on disappointing third-quarter growth in the aerospace sector. We ultimately exited our stakes in both holdings.

Consumer Discretionary and Health Care Positions Contributed

Consumer discretionary sector contribution was led by LifeLock, a provider of theft identity protection services. The company’s stock advanced on an increase in third-quarter sales and management’s announcement that it had reached a settlement with the Federal Trade Commission about outstanding litigation surrounding its marketing practices.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In health care, key contribution stemmed from our overweight position in Affymetrix, a portfolio overweight. The stock price of the gene testing and analysis provider rose steeply in January in response to a $1.3 billion bid to be acquired by Thermo Fisher Scientific. Shares received another lift after a group of former executives offered to buy the company in a $1.5 billion all-cash deal, besting the earlier bid from Thermo Fisher Scientific. We subsequently exited our position.

Outperformance also came from several materials holdings. Trinseo’s stock price advanced after the maker of emulsion polymers and plastics exceeded fourth-quarter earnings expectation. Rayonier Advanced Materials, a cellulose specialties manufacturer, nearly doubled its first-quarter net income and surpassed earnings expectations due to management’s cost cutting measures, which are offsetting weakness in its top line growth. Elsewhere, an overweight position in Virgin America helped to boost relative performance as the passenger airline’s stock soared on the announced acquisition by Alaska Airlines. We opted to lock in gains and exited the position.

A Look Ahead

The materials sector, where quality measures are positive, is a key fund overweight at period-end. After recent struggles in the commodity space, we are finding select metals and mining companies with healthy balance sheets, high-quality earnings, and attractive valuations. We believe that the information technology and health care sectors also present opportunities, and maintain overweight positions in both. Many internet and information technology equipment companies offer high-quality earnings and balance sheets. Valuation and momentum also are considerations here. Conversely, we consider financials to be challenged along multiple dimensions, and maintain the fund’s underweight to the sector. Real estate investment trusts (REITs) appear overvalued, while many banks score poorly on growth metrics. This makes fundamental sense. With interest rates low, investors have piled into high-yielding REITs, while continuing low rates weigh on banks. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
Deluxe Corp.	0.8%
ONE Gas, Inc.	0.8%
Diamond Resorts International, Inc.	0.7%
Primerica, Inc.	0.7%
Integra LifeSciences Holdings Corp.	0.7%
CoreSite Realty Corp.	0.7%
Universal Forest Products, Inc.	0.7%
American Eagle Outfitters, Inc.	0.7%
Coeur Mining, Inc.	0.7%
Bank of the Ozarks, Inc.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	7.9%
Banks	7.1%
Biotechnology	5.1%
Internet Software and Services	4.3%
Software	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.00	$4.48	0.90%
Institutional Class	$1,000	$1,001.60	$3.48	0.70%
A Class	$1,000	$999.20	$5.72	1.15%
C Class	$1,000	$995.80	$9.43	1.90%
R Class	$1,000	$998.30	$6.96	1.40%
Hypothetical
Investor Class	$1,000	$1,020.39	$4.52	0.90%
Institutional Class	$1,000	$1,021.38	$3.52	0.70%
A Class	$1,000	$1,019.15	$5.77	1.15%
C Class	$1,000	$1,015.42	$9.52	1.90%
R Class	$1,000	$1,017.90	$7.02	1.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 0.6%
Aerojet Rocketdyne Holdings, Inc.(1)	243,427	$4,449,846
Air Freight and Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.(1)	70,027	2,900,518
Hub Group, Inc., Class A(1)	54,818	2,103,367
		5,003,885
Airlines — 0.9%
Hawaiian Holdings, Inc.(1)	109,153	4,143,448
JetBlue Airways Corp.(1)	136,371	2,258,304
		6,401,752
Auto Components — 1.8%
American Axle & Manufacturing Holdings, Inc.(1)	278,557	4,033,505
Cooper Tire & Rubber Co.	116,407	3,471,257
Cooper-Standard Holding, Inc.(1)	52,780	4,169,092
Stoneridge, Inc.(1)	109,572	1,637,006
		13,310,860
Banks — 7.1%
Bank of the Ozarks, Inc.	133,733	5,017,662
BBCN Bancorp, Inc.	74,123	1,105,915
Berkshire Hills Bancorp, Inc.	41,660	1,121,487
Cardinal Financial Corp.	24,165	530,180
Cathay General Bancorp	96,948	2,733,934
Central Pacific Financial Corp.	22,291	526,068
Chemical Financial Corp.	35,301	1,316,374
Enterprise Financial Services Corp.	19,923	555,653
FCB Financial Holdings, Inc., Class A(1)	120,875	4,109,750
First BanCorp(1)	204,447	811,655
First Busey Corp.	46,623	997,266
First Midwest Bancorp., Inc.	137,671	2,417,503
First NBC Bank Holding Co.(1)	141,053	2,368,280
Franklin Financial Network, Inc.(1)	37,854	1,187,101
Great Western Bancorp, Inc.	147,691	4,658,174
Heartland Financial USA, Inc.	65,304	2,304,578
Home BancShares, Inc.	226,734	4,487,066
Independent Bank Group, Inc.	9,698	416,141
LegacyTexas Financial Group, Inc.	98,765	2,657,766
Opus Bank	116,845	3,949,361
Pacific Premier Bancorp, Inc.(1)	56,880	1,365,120
Peoples Bancorp, Inc.	5,199	113,286
PrivateBancorp, Inc.	43,816	1,929,219
Southside Bancshares, Inc.	8,308	256,871
Towne Bank	12,982	281,060
Trico Bancshares	50,795	1,401,942
United Community Banks, Inc.	14,074	257,413
Western Alliance Bancorp(1)	121,337	3,961,653
		52,838,478

10

	Shares	Value
Beverages — 0.1%
National Beverage Corp.(1)	11,224	$704,979
Biotechnology — 5.1%
Achillion Pharmaceuticals, Inc.(1)	450,996	3,517,769
Aduro Biotech, Inc.(1)	64,413	728,511
Applied Genetic Technologies Corp.(1)	86,598	1,223,630
BioSpecifics Technologies Corp.(1)	22,804	910,792
Blueprint Medicines Corp.(1)	14,258	288,724
Cepheid, Inc.(1)	134,835	4,146,176
Eagle Pharmaceuticals, Inc.(1)	52,371	2,031,471
Emergent BioSolutions, Inc.(1)	114,382	3,216,422
Epizyme, Inc.(1)	31,930	326,963
FibroGen, Inc.(1)	96,940	1,590,785
Genomic Health, Inc.(1)	17,916	463,935
Insys Therapeutics, Inc.(1)	179,423	2,321,734
Lexicon Pharmaceuticals, Inc.(1)	92,770	1,331,249
Ligand Pharmaceuticals, Inc., Class B(1)	38,991	4,650,457
MiMedx Group, Inc.(1)	200,475	1,599,790
Myriad Genetics, Inc.(1)	149,091	4,562,185
Natera, Inc.(1)	18,505	223,263
Repligen Corp.(1)	82,088	2,245,928
Rigel Pharmaceuticals, Inc.(1)	61,802	137,818
Seres Therapeutics, Inc.(1)	46,853	1,361,080
Spectrum Pharmaceuticals, Inc.(1)	117,595	772,599
		37,651,281
Building Products — 3.7%
American Woodmark Corp.(1)	36,319	2,410,855
Apogee Enterprises, Inc.	95,901	4,445,011
Continental Building Products, Inc.(1)	182,815	4,063,977
Gibraltar Industries, Inc.(1)	23,980	757,049
Insteel Industries, Inc.	51,905	1,483,964
Masonite International Corp.(1)	67,106	4,438,391
NCI Building Systems, Inc.(1)	62,906	1,005,867
Nortek, Inc.(1)	5,762	341,744
Patrick Industries, Inc.(1)	34,130	2,057,698
Ply Gem Holdings, Inc.(1)	61,502	896,084
Universal Forest Products, Inc.	56,069	5,197,036
		27,097,676
Capital Markets — 1.5%
Evercore Partners, Inc., Class A	88,869	3,927,121
Moelis & Co., Class A	128,531	2,891,947
OM Asset Management plc	75,145	1,003,186
Piper Jaffray Cos.(1)	83,548	3,149,760
		10,972,014
Chemicals — 2.6%
FutureFuel Corp.	29,353	319,361
H.B. Fuller Co.	102,348	4,502,288
KMG Chemicals, Inc.	12,423	322,874
Koppers Holdings, Inc.(1)	39,519	1,214,419
Minerals Technologies, Inc.	79,925	4,539,740
OMNOVA Solutions, Inc.(1)	49,575	359,419

11

	Shares	Value
Rayonier Advanced Materials, Inc.	285,083	$3,874,278
Trinseo SA(1)	89,972	3,862,498
		18,994,877
Commercial Services and Supplies — 3.4%
ARC Document Solutions, Inc.(1)	357,798	1,391,834
Brady Corp., Class A	34,957	1,068,286
Brink's Co. (The)	84,803	2,416,038
Deluxe Corp.	87,825	5,828,945
Ennis, Inc.	195,657	3,752,701
Herman Miller, Inc.	153,617	4,591,612
Interface, Inc.	206,184	3,144,306
Quad/Graphics, Inc.	97,174	2,263,182
West Corp.	41,407	814,062
		25,270,966
Communications Equipment — 2.1%
Ciena Corp.(1)	230,154	4,315,387
Extreme Networks, Inc.(1)	407,394	1,381,066
Infinera Corp.(1)	158,362	1,786,323
Ixia(1)	46,939	460,941
NETGEAR, Inc.(1)	91,509	4,350,338
Polycom, Inc.(1)	287,563	3,235,084
		15,529,139
Construction and Engineering — 0.9%
Aegion Corp.(1)	40,882	797,608
MasTec, Inc.(1)	213,525	4,765,878
Tutor Perini Corp.(1)	51,003	1,201,120
		6,764,606
Consumer Finance — 0.7%
Regional Management Corp.(1)	134,959	1,978,499
World Acceptance Corp.(1)	75,642	3,449,275
		5,427,774
Containers and Packaging — 0.9%
Berry Plastics Group, Inc.(1)	114,240	4,438,224
Graphic Packaging Holding Co.	184,320	2,311,373
		6,749,597
Diversified Consumer Services — 0.9%
Capella Education Co.	41,831	2,201,984
LifeLock, Inc.(1)	50,050	791,291
Regis Corp.(1)	56,221	699,951
Strayer Education, Inc.(1)	55,970	2,749,806
		6,443,032
Diversified Financial Services — 0.2%
GAIN Capital Holdings, Inc.	185,617	1,173,100
MarketAxess Holdings, Inc.	4,341	631,181
		1,804,281
Diversified Telecommunication Services — 0.4%
ATN International, Inc.	14,531	1,130,657
FairPoint Communications, Inc.(1)	91,426	1,342,134
General Communication, Inc., Class A(1)	35,904	567,283
		3,040,074

12

	Shares	Value
Electric Utilities — 0.1%
Spark Energy, Inc., Class A	16,745	$553,422
Electrical Equipment — 0.9%
AZZ, Inc.	55,805	3,347,184
General Cable Corp.	250,495	3,183,791
		6,530,975
Electronic Equipment, Instruments and Components — 3.3%
Belden, Inc.	78,424	4,734,457
Coherent, Inc.(1)	53,820	4,939,600
II-VI, Inc.(1)	16,535	310,197
QLogic Corp.(1)	281,095	4,143,340
Sanmina Corp.(1)	148,319	3,976,432
SYNNEX Corp.	26,760	2,537,383
Tech Data Corp.(1)	49,636	3,566,347
		24,207,756
Energy Equipment and Services — 0.7%
Archrock, Inc.	120,884	1,138,727
Atwood Oceanics, Inc.	174,811	2,188,634
Matrix Service Co.(1)	16,642	274,427
McDermott International, Inc.(1)	342,984	1,694,341
		5,296,129
Food and Staples Retailing — 0.1%
SpartanNash Co.	32,818	1,003,574
Food Products — 2.6%
Cal-Maine Foods, Inc.	88,791	3,935,217
Dean Foods Co.	260,862	4,718,994
Farmer Brothers Co.(1)	5,393	172,900
Fresh Del Monte Produce, Inc.	67,733	3,686,707
Omega Protein Corp.(1)	165,254	3,303,427
Pilgrim's Pride Corp.	57,535	1,465,992
Post Holdings, Inc.(1)	8,799	727,589
Seaboard Corp.(1)	416	1,194,186
		19,205,012
Gas Utilities — 0.8%
ONE Gas, Inc.	84,992	5,659,617
Health Care Equipment and Supplies — 4.0%
Analogic Corp.	43,610	3,464,378
Anika Therapeutics, Inc.(1)	22,237	1,193,015
Hill-Rom Holdings, Inc.	46,506	2,346,228
ICU Medical, Inc.(1)	43,209	4,871,815
Integra LifeSciences Holdings Corp.(1)	65,760	5,246,333
LeMaitre Vascular, Inc.	78,037	1,113,588
LivaNova plc(1)	46,724	2,346,947
Merit Medical Systems, Inc.(1)	38,863	770,653
NxStage Medical, Inc.(1)	38,125	826,550
OraSure Technologies, Inc.(1)	383,523	2,266,621
Orthofix International NV(1)	18,433	781,559
SurModics, Inc.(1)	8,186	192,207
West Pharmaceutical Services, Inc.	56,148	4,260,510
		29,680,404

13

	Shares	Value
Health Care Providers and Services — 1.3%
Air Methods Corp.(1)	26,177	$937,922
HealthSouth Corp.	89,175	3,461,773
Landauer, Inc.	13,939	573,729
RadNet, Inc.(1)	113,743	607,388
Triple-S Management Corp., Class B(1)	20,913	510,905
WellCare Health Plans, Inc.(1)	33,879	3,634,539
		9,726,256
Health Care Technology — 1.1%
Computer Programs & Systems, Inc.	40,714	1,625,303
Medidata Solutions, Inc.(1)	103,724	4,861,544
Quality Systems, Inc.	144,235	1,717,839
		8,204,686
Hotels, Restaurants and Leisure — 3.6%
Bloomin' Brands, Inc.	257,772	4,606,386
Bob Evans Farms, Inc.	85,130	3,230,683
Boyd Gaming Corp.(1)	227,235	4,181,124
Churchill Downs, Inc.	31,455	3,974,654
Diamond Resorts International, Inc.(1)	180,949	5,421,232
DineEquity, Inc.	11,027	934,869
Isle of Capri Casinos, Inc.(1)	209,661	3,840,990
Sonic Corp.	13,520	365,716
Speedway Motorsports, Inc.	7,932	140,793
		26,696,447
Household Durables — 0.1%
ZAGG, Inc.(1)	130,071	682,873
Household Products — 0.3%
Central Garden & Pet Co.(1)	109,778	2,383,280
Independent Power and Renewable Electricity Producers — 1.1%
NRG Yield, Inc., Class A	251,948	3,834,649
Ormat Technologies, Inc.	102,431	4,482,380
		8,317,029
Insurance — 2.8%
AMERISAFE, Inc.	50,735	3,105,997
Argo Group International Holdings Ltd.	28,345	1,471,105
eHealth, Inc.(1)	14,213	199,266
Federated National Holding Co.	50,341	958,493
Heritage Insurance Holdings, Inc.	119,630	1,431,971
Primerica, Inc.	93,699	5,363,331
Selective Insurance Group, Inc.	123,866	4,732,920
State National Cos., Inc.	12,137	127,802
United Insurance Holdings Corp.	23,215	380,262
Universal Insurance Holdings, Inc.	166,903	3,101,058
		20,872,205
Internet and Catalog Retail — 0.7%
PetMed Express, Inc.	43,243	811,239
Shutterfly, Inc.(1)	96,899	4,516,462
		5,327,701
Internet Software and Services — 4.3%
Brightcove, Inc.(1)	25,732	226,442
Carbonite, Inc.(1)	17,461	169,895

14

	Shares	Value
comScore, Inc.(1)	32,517	$776,506
DHI Group, Inc.(1)	103,112	642,388
EarthLink Holdings Corp.	542,491	3,471,942
Endurance International Group Holdings, Inc.(1)	26,842	241,309
Everyday Health, Inc.(1)	99,082	780,766
Five9, Inc.(1)	32,230	383,537
j2 Global, Inc.	78,451	4,955,750
LogMeIn, Inc.(1)	52,745	3,345,615
Monster Worldwide, Inc.(1)	565,383	1,351,265
NIC, Inc.	14,223	312,053
Shutterstock, Inc.(1)	98,767	4,523,529
Stamps.com, Inc.(1)	50,252	4,393,030
TechTarget, Inc.(1)	18,346	148,603
Web.com Group, Inc.(1)	194,010	3,527,102
XO Group, Inc.(1)	153,602	2,677,283
		31,927,015
IT Services — 2.3%
CACI International, Inc., Class A(1)	22,373	2,022,743
Convergys Corp.	50,213	1,255,325
CSG Systems International, Inc.	94,392	3,804,941
EVERTEC, Inc.	82,163	1,276,813
NeuStar, Inc., Class A(1)	184,866	4,346,200
Travelport Worldwide Ltd.	318,825	4,109,654
		16,815,676
Leisure Products — 0.9%
Nautilus, Inc.(1)	101,327	1,807,674
Smith & Wesson Holding Corp.(1)	176,400	4,794,552
		6,602,226
Life Sciences Tools and Services — 1.3%
Cambrex Corp.(1)	96,246	4,978,805
INC Research Holdings, Inc., Class A(1)	87,559	3,338,625
Luminex Corp.(1)	81,246	1,643,607
		9,961,037
Machinery — 2.2%
Albany International Corp., Class A	38,221	1,526,165
Global Brass & Copper Holdings, Inc.	155,414	4,241,248
Lydall, Inc.(1)	21,415	825,762
Mueller Industries, Inc., Class A	141,819	4,521,190
Mueller Water Products, Inc., Class A	125,805	1,436,693
Wabash National Corp.(1)	313,666	3,983,558
		16,534,616
Media — 1.3%
AMC Entertainment Holdings, Inc., Class A	147,675	4,077,307
Entercom Communications Corp., Class A	62,018	841,584
Nexstar Broadcasting Group, Inc., Class A	88,686	4,219,680
tronc, Inc.	22,165	305,877
		9,444,448
Metals and Mining — 2.8%
Carpenter Technology Corp.	77,378	2,548,058
Coeur Mining, Inc.(1)	479,068	5,106,865
Commercial Metals Co.	284,948	4,815,621

15

	Shares	Value
Kaiser Aluminum Corp.	36,312	$3,282,968
Ryerson Holding Corp.(1)	27,896	488,180
Schnitzer Steel Industries, Inc., Class A	27,236	479,354
TimkenSteel Corp.	158,191	1,521,797
Worthington Industries, Inc.	54,245	2,294,563
		20,537,406
Multiline Retail — 0.9%
Big Lots, Inc.	94,682	4,744,515
Ollie's Bargain Outlet Holdings, Inc.(1)	79,223	1,971,861
		6,716,376
Oil, Gas and Consumable Fuels — 0.5%
Clean Energy Fuels Corp.(1)	158,171	548,853
DHT Holdings, Inc.	288,996	1,453,650
Par Pacific Holdings, Inc.(1)	94,109	1,443,632
		3,446,135
Paper and Forest Products — 0.8%
Clearwater Paper Corp.(1)	33,069	2,161,720
Schweitzer-Mauduit International, Inc.	105,642	3,727,050
		5,888,770
Personal Products — 0.6%
Medifast, Inc.	75,284	2,504,699
Natural Health Trends Corp.	63,021	1,776,562
		4,281,261
Pharmaceuticals — 1.8%
Depomed, Inc.(1)	44,070	864,653
Heska Corp.(1)	6,042	224,581
Innoviva, Inc.	259,423	2,731,724
Prestige Brands Holdings, Inc.(1)	88,857	4,922,678
SciClone Pharmaceuticals, Inc.(1)	68,079	889,112
Sucampo Pharmaceuticals, Inc., Class A(1)	97,262	1,066,964
Supernus Pharmaceuticals, Inc.(1)	117,246	2,388,301
		13,088,013
Professional Services — 0.9%
Barrett Business Services, Inc.	10,986	453,941
ICF International, Inc.(1)	43,015	1,759,313
Kelly Services, Inc., Class A	13,042	247,407
RPX Corp.(1)	22,356	205,005
TriNet Group, Inc.(1)	185,229	3,850,911
		6,516,577
Real Estate Investment Trusts (REITs) — 7.9%
Anworth Mortgage Asset Corp.	48,868	229,680
Armada Hoffler Properties, Inc.	97,258	1,336,325
Chesapeake Lodging Trust	103,308	2,401,911
Colony Capital, Inc.	50,132	769,526
CoreSite Realty Corp.	58,768	5,212,134
CyrusOne, Inc.	45,242	2,518,170
DiamondRock Hospitality Co.	166,596	1,504,362
FelCor Lodging Trust, Inc.	648,897	4,042,628
GEO Group, Inc. (The)	103,031	3,521,600
Government Properties Income Trust	111,235	2,565,079
Investors Real Estate Trust	299,919	1,940,476

16

	Shares	Value
Medical Properties Trust, Inc.	171,549	$2,609,260
Monmouth Real Estate Investment Corp.	55,554	736,646
National Storage Affiliates Trust	31,137	648,272
New Senior Investment Group, Inc.	73,577	785,802
Pennsylvania Real Estate Investment Trust	197,561	4,237,683
PS Business Parks, Inc.	45,864	4,865,253
Resource Capital Corp.	88,380	1,136,567
Ryman Hospitality Properties, Inc.	95,129	4,818,284
Saul Centers, Inc.	2,731	168,530
Summit Hotel Properties, Inc.	353,416	4,679,228
Sunstone Hotel Investors, Inc.	407,532	4,918,911
Xenia Hotels & Resorts, Inc.	172,178	2,889,147
		58,535,474
Real Estate Management and Development — 1.5%
Altisource Portfolio Solutions SA(1)	133,747	3,723,516
Forestar Group, Inc.(1)	27,803	330,578
Marcus & Millichap, Inc.(1)	99,236	2,521,587
RE/MAX Holdings, Inc., Class A	109,961	4,427,030
		11,002,711
Road and Rail — 0.2%
YRC Worldwide, Inc.(1)	197,717	1,739,910
Semiconductors and Semiconductor Equipment — 2.9%
Advanced Energy Industries, Inc.(1)	114,874	4,360,617
Cirrus Logic, Inc.(1)	56,367	2,186,476
Inphi Corp.(1)	50,608	1,620,974
Integrated Device Technology, Inc.(1)	223,761	4,504,309
IXYS Corp.	16,504	169,166
MaxLinear, Inc., Class A(1)	163,029	2,931,262
NeoPhotonics Corp.(1)	106,076	1,010,904
Rudolph Technologies, Inc.(1)	37,760	586,413
Synaptics, Inc.(1)	60,923	3,274,611
Tessera Technologies, Inc.	35,427	1,085,483
		21,730,215
Software — 4.2%
A10 Networks, Inc.(1)	36,598	236,789
ACI Worldwide, Inc.(1)	26,718	521,268
Aspen Technology, Inc.(1)	116,578	4,691,099
Barracuda Networks, Inc.(1)	139,938	2,118,661
BroadSoft, Inc.(1)	16,472	675,846
Gigamon, Inc.(1)	124,142	4,641,669
Manhattan Associates, Inc.(1)	56,401	3,616,996
MicroStrategy, Inc., Class A(1)	27,118	4,746,192
Pegasystems, Inc.	101,364	2,731,760
Qualys, Inc.(1)	9,871	294,255
RealPage, Inc.(1)	18,332	409,354
Rovi Corp.(1)	162,436	2,540,499
Rubicon Project, Inc. (The)(1)	68,268	931,858
Silver Spring Networks, Inc.(1)	41,887	508,927
VASCO Data Security International, Inc.(1)	123,837	2,029,689
Zix Corp.(1)	161,236	604,635
		31,299,497

17

	Shares	Value
Specialty Retail — 1.8%
American Eagle Outfitters, Inc.	321,465	$5,120,937
Children's Place, Inc. (The)	49,850	3,996,973
Express, Inc.(1)	245,408	3,560,870
Party City Holdco, Inc.(1)	45,620	634,574
Sportsman's Warehouse Holdings, Inc.(1)	18,261	147,184
		13,460,538
Technology Hardware, Storage and Peripherals — 0.4%
Cray, Inc.(1)	39,578	1,184,174
Stratasys Ltd.(1)	80,803	1,849,580
		3,033,754
Textiles, Apparel and Luxury Goods — 0.5%
Delta Apparel, Inc.(1)	7,433	167,614
Movado Group, Inc.	41,822	906,701
Perry Ellis International, Inc.(1)	126,871	2,552,645
		3,626,960
Thrifts and Mortgage Finance — 1.2%
BofI Holding, Inc.(1)	209,692	3,713,645
Essent Group Ltd.(1)	193,354	4,217,051
Meta Financial Group, Inc.	11,634	592,869
NMI Holdings, Inc., Class A(1)	110,322	604,564
		9,128,129
Tobacco — 0.6%
Universal Corp.	71,778	4,144,462
Trading Companies and Distributors — 0.1%
Veritiv Corp.(1)	12,564	472,155
Wireless Telecommunication Services — 0.1%
Spok Holdings, Inc.	56,316	1,079,296
TOTAL COMMON STOCKS (Cost $702,154,688)		733,815,140
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $7,340,513), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $7,194,040)		7,194,000
State Street Institutional Liquid Reserves Fund, Premier Class	5,483	5,483
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,199,483)		7,199,483
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $709,354,171)		741,014,623
OTHER ASSETS AND LIABILITIES — (0.1)%		(772,838)
TOTAL NET ASSETS — 100.0%		$740,241,785

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $709,354,171)	$741,014,623
Receivable for investments sold	20,513,768
Receivable for capital shares sold	173,285
Dividends and interest receivable	634,267
762,335,943

Liabilities
Payable for investments purchased	20,972,971
Payable for capital shares redeemed	485,183
Accrued management fees	523,193
Distribution and service fees payable	14,898
Accrued other expenses	97,913
22,094,158

Net Assets	$740,241,785

Net Assets Consist of:
Capital (par value and paid-in surplus)	$794,171,550
Undistributed net investment income	1,389,439
Accumulated net realized loss	(86,979,656)
Net unrealized appreciation	31,660,452
$740,241,785

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$654,517,202	52,539,863	$12.46
Institutional Class, $0.01 Par Value	$34,094,480	2,723,360	$12.52
A Class, $0.01 Par Value	$35,152,838	2,884,146	$12.19*
C Class, $0.01 Par Value	$1,630,538	137,155	$11.89
R Class, $0.01 Par Value	$14,846,727	1,238,595	$11.99
*Maximum offering price $12.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,097)	$9,227,176
Interest	6,899
9,234,075

Expenses:
Management fees	6,381,175
Distribution and service fees:
A Class	99,148
C Class	14,737
R Class	61,918
Directors' fees and expenses	42,906
Other expenses	101,578
6,701,462

Net investment income (loss)	2,532,613

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(52,628,570)
Futures contract transactions	(2,920,233)
Foreign currency transactions	(161)
(55,548,964)

Change in net unrealized appreciation (depreciation) on investments	(22,058,181)

Net realized and unrealized gain (loss)	(77,607,145)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(75,074,532)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$2,532,613	$1,137,481
Net realized gain (loss)	(55,548,964)	45,887,934
Change in net unrealized appreciation (depreciation)	(22,058,181)	(23,392,818)
Net increase (decrease) in net assets resulting from operations	(75,074,532)	23,632,597

Distributions to Shareholders
From net investment income:
Investor Class	(2,119,963)	(250,135)
Institutional Class	(201,184)	(48,049)
A Class	(32,034)	(4,861)
Decrease in net assets from distributions	(2,353,181)	(303,045)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	259,727,780	110,853,317

Net increase (decrease) in net assets	182,300,067	134,182,869

Net Assets
Beginning of period	557,941,718	423,758,849
End of period	$740,241,785	$557,941,718

Undistributed net investment income	$1,389,439	$1,080,762

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

22

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

23

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 10% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2016 was 0.86% for the Investor Class, A Class, C Class and R Class and 0.66% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,853,331 and $1,288,006, respectively.

24

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $941,791,741 and $684,538,438, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2016		Year ended June 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		325,000,000
Sold	27,959,629	$374,839,010	15,678,727	$205,580,851
Issued in reinvestment of distributions	166,621	2,101,923	19,099	245,991
Redeemed	(9,542,261)	(118,579,216)	(7,864,330)	(102,910,372)
	18,583,989	258,361,717	7,833,496	102,916,470
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	747,609	9,260,416	576,454	7,583,049
Issued in reinvestment of distributions	15,875	201,111	3,715	48,033
Redeemed	(910,355)	(11,332,214)	(737,692)	(9,752,126)
	(146,871)	(1,870,687)	(157,523)	(2,121,044)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	895,910	11,155,578	1,574,696	20,445,446
Issued in reinvestment of distributions	2,303	28,423	377	4,766
Redeemed	(1,559,834)	(19,042,689)	(1,023,276)	(13,129,731)
	(661,621)	(7,858,688)	551,797	7,320,481
C Class/Shares Authorized	15,000,000		15,000,000
Sold	59,218	711,941	47,456	610,322
Redeemed	(14,223)	(167,087)	(9,197)	(116,366)
	44,995	544,854	38,259	493,956
R Class/Shares Authorized	20,000,000		20,000,000
Sold	1,297,950	15,855,516	289,212	3,666,922
Redeemed	(452,507)	(5,304,932)	(112,449)	(1,423,468)
	845,443	10,550,584	176,763	2,243,454
Net increase (decrease)	18,665,935	$259,727,780	8,442,792	$110,853,317

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

25

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$733,815,140	—	—
Temporary Cash Investments	5,483	$7,194,000	—
	$733,820,623	$7,194,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2016, the effect of equity price risk derivative instruments on the Statement of Operations was $(2,920,233) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,353,181	$303,045
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

26

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$710,319,837
Gross tax appreciation of investments	$81,034,203
Gross tax depreciation of investments	(50,339,417)
Net tax appreciation (depreciation) of investments	$30,694,786
Undistributed ordinary income	$1,389,439
Accumulated short-term capital losses	$(86,013,990)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(31,397,208) expire in 2018 and the remaining losses are unlimited.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$13.68	0.04	(1.22)	(1.18)	(0.04)	$12.46	(8.63)%	0.88%	0.36%	93%	$654,517
2015	$13.10	0.03	0.56	0.59	(0.01)	$13.68	4.51%	0.87%	0.25%	100%	$464,592
2014	$10.36	0.02	2.75	2.77	(0.03)	$13.10	26.79%	0.87%	0.18%	83%	$342,090
2013	$8.24	0.08	2.12	2.20	(0.08)	$10.36	26.92%	0.88%	0.92%	93%	$236,280
2012	$8.38	0.04	(0.16)	(0.12)	(0.02)	$8.24	(1.37)%	0.89%	0.45%	72%	$188,519
Institutional Class
2016	$13.76	0.07	(1.24)	(1.17)	(0.07)	$12.52	(8.50)%	0.68%	0.56%	93%	$34,094
2015	$13.15	0.06	0.57	0.63	(0.02)	$13.76	4.77%	0.67%	0.45%	100%	$39,483
2014	$10.41	0.05	2.76	2.81	(0.07)	$13.15	27.02%	0.67%	0.38%	83%	$39,805
2013	$8.27	0.10	2.14	2.24	(0.10)	$10.41	27.27%	0.68%	1.12%	93%	$36,886
2012	$8.42	0.05	(0.15)	(0.10)	(0.05)	$8.27	(1.20)%	0.69%	0.65%	72%	$29,506
A Class
2016	$13.39	0.01	(1.20)	(1.19)	(0.01)	$12.19	(8.89)%	1.13%	0.11%	93%	$35,153
2015	$12.84	—(3)	0.55	0.55	—(3)	$13.39	4.30%	1.12%	0.00%(4)	100%	$47,471
2014	$10.15	(0.01)	2.70	2.69	—(3)	$12.84	26.54%	1.12%	(0.07)%	83%	$38,437
2013	$8.08	0.06	2.07	2.13	(0.06)	$10.15	26.58%	1.13%	0.67%	93%	$26,862
2012	$8.22	0.02	(0.15)	(0.13)	(0.01)	$8.08	(1.64)%	1.14%	0.20%	72%	$25,944

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$13.15	(0.07)	(1.19)	(1.26)	—	$11.89	(9.58)%	1.88%	(0.64)%	93%	$1,631
2015	$12.70	(0.09)	0.54	0.45	—	$13.15	3.54%	1.87%	(0.75)%	100%	$1,212
2014	$10.12	(0.10)	2.68	2.58	—	$12.70	25.49%	1.87%	(0.82)%	83%	$685
2013	$8.08	(0.03)	2.10	2.07	(0.03)	$10.12	25.68%	1.88%	(0.08)%	93%	$303
2012	$8.27	(0.04)	(0.15)	(0.19)	—	$8.08	(2.30)%	1.89%	(0.55)%	72%	$77
R Class
2016	$13.19	(0.01)	(1.19)	(1.20)	—	$11.99	(9.10)%	1.38%	(0.14)%	93%	$14,847
2015	$12.68	(0.03)	0.54	0.51	—	$13.19	4.02%	1.37%	(0.25)%	100%	$5,185
2014	$10.05	(0.04)	2.67	2.63	—	$12.68	26.17%	1.37%	(0.32)%	83%	$2,743
2013	$8.00	0.04	2.06	2.10	(0.05)	$10.05	26.33%	1.38%	0.42%	93%	$1,356
2012	$8.15	—(3)	(0.15)	(0.15)	—	$8.00	(1.84)%	1.39%	(0.05)%	72%	$930

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

30

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

33

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

35

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $2,353,181, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89956 1608

Annual Report

June 30, 2016

Utilities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Market Volatility Increased, But Not for the Reasons Anticipated

Going into this reporting period, investors anticipated increased market volatility and uncertainty as the Federal Reserve (the Fed) appeared poised to raise short-term interest rates toward more historically normal levels. This policy change was expected to affect investor sentiment, U.S. Treasury yield behavior, relative currency values, inflation expectations, and corporate costs and earnings.

This Fed-centric outlook didn’t fully account for global factors, which ultimately drove sentiment, volatility, and performance during the reporting period. During 2015, the primary catalyst was China, where slowing economic growth, currency devaluations, and massive monetary policy easing sent shock waves through the global markets. The Fed ended up delaying (until December 2015) its only small rate hike during the reporting period. Afterward, China-related events repeated in January and early February this year, further delaying Fed action.

Oil was another catalyst—its price collapses devalued entire market sectors and contributed to broad market volatility and negative sentiment. Later, as China and oil appeared to stabilize, Brexit occurred—the unexpected decision by United Kingdom voters to leave the European Union. This produced more shock waves, and altered central bank policies around the world. In this environment, relatively defensive assets performed best for the 12 months, including the stocks of gold-producing companies, utilities, real estate investment trusts (REITs), and long-maturity U.S. Treasury securities.

Looking ahead, we believe the markets face further uncertainty and volatility as they digest Brexit, the Italian bank crisis, China’s economic mysteries, and the U.S. presidential election. Negative interest rates in Europe and Japan represent part of the market’s response to the global macroeconomic climate. These negative rates are suppressing interest rates around the world while driving up the value of the U.S. dollar and U.S. bonds. In a broad sense, stocks also benefit from the central bank stimulus that is driving interest rates into negative territory, and from relative yield advantages as bond yields are pushed lower. It’s an unusual and challenging environment. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	25.76%	11.71%	8.70%	3/1/93
Russell 3000 Utilities Index	—	28.37%	12.61%	8.49%	—
S&P 500 Index	—	3.99%	12.09%	7.42%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2006

Value on June 30, 2016
Investor Class — $23,055

Russell 3000 Utilities Index — $22,604

S&P 500 Index — $20,465

Total Annual Fund Operating Expenses
Investor Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Lynette Pang

In May 2016, portfolio manager Bill Martin left the fund's management team.

Performance Summary

Utilities returned 25.76% for the 12 months ended June 30, 2016, trailing the 28.37% return of its benchmark, the Russell 3000 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 3.99%.

The broad U.S. stock market posted modest gains during the 12-month period, held in check by concerns about global economic growth and central bank policy. Utility stocks posted strong gains that far outpaced the overall market despite the decision by the Federal Reserve (Fed) in December to raise interest rates by a quarter point. At the time, the Fed indicated it would continue to raise rates at a measured pace, but weak global growth kept the central bank from further increases. At the end of the period, U.K. voters unexpectedly approved a referendum for that country to leave the European Union, which jolted the market and reinforced market opinion that further Fed action would be delayed. Dividend-paying utility stocks have benefited from the prolonged low-rate environment as they are often seen as a good alternative to bonds when rates are low. Market volatility and global economic weakness have also contributed to the attractiveness of the sector, which is perceived as defensive, a comparative safe haven during times of difficulty.

The Russell 3000 Utilities Index is primarily made up of utilities and telecommunication services stocks but includes smaller allocations to other sectors. Utilities returned nearly 32% and telecommunication services about 24%. Information technology stocks, a tiny segment of the index, fell sharply, as did industrial stocks, another very small category that includes certain construction and services companies related to the utilities industry.

Looking at fund performance compared with the Russell 3000 Utilities Index, overweighting utility-oriented industrials stocks—primarily in the commercial services and supplies industry—detracted from relative performance. Stock selection in telecommunication services also hampered results. Stock selection and an overweight allocation to information technology detracted as well. Stock selection in the utilities sector, led by gas utilities and multi-utilities, benefited relative performance.

Industrial Stocks Were Key Detractors

Fund performance was hurt by an overweight allocation to the industrials sector, which represents a small portion of the Russell 3000 Utilities Index. West Corp., the fund’s only holding in the sector, declined following announcements that some of its largest clients were moving away from the provider of conference-calling and other business-related telecommunication services. Nevertheless, the company continues to make progress expanding into other communication segments, and has maintained its dividend payout to shareholders.

Stock selection in the telecommunication services sector detracted, primarily among diversified telecommunication services companies. The sector overall underperformed in the second half of 2015 as investors appeared willing to take on more risk in their portfolios. During the first half of 2016, however, dividend-paying stocks have been more attractive, contributing to a rebound. Among significant detractors, integrated telecommunication services firm IDT declined in the second half of 2015 on revenue concerns but bounced back somewhat in 2016, aided by the spin-off of Zedge, its social media app that is also now a fund holding. CenturyLink, which offers an array of telecommunication services to residential and commercial customers, detracted from performance as it declined early in the fiscal year, but its high dividend yield helped it recover

4

somewhat in 2016. Inteliquent, a voice telecommunications wholesaler that sells to larger firms such as AT&T, also weighed on portfolio performance.

An overweight in information technology detracted. The fund’s holding of communications equipment firm QUALCOMM, which is not in the index, was a significant detractor as the company suffered from a competitive business environment, issues with royalty payments, and slower growth in China.

Utilities Benefited Results

Traditional utilities companies—the largest segment of the benchmark and fund—added to relative results through stock selection. Utilities in general received a tailwind from investors’ renewed preference for dividend-paying stocks.

Gas utilities were among the best performers, led by AGL Resources, UGI, and WGL Holdings. Multi-utilities also contributed solidly to performance, including Consolidated Edison and Black Hills. Electric utilities such as Pinnacle West Capital and PPL were top contributors as well. AGL Resources, WGL Holdings, and Black Hills were no longer in the portfolio at the end of the period.

Stock selection among independent power and electricity producers meant the fund’s positioning among these stocks benefited relative results, overcoming the portfolio’s overweight allocation to this underperforming industry. Specifically, much of the contribution came from avoiding several poor performers in the industry segment, where results are often tied to commodity costs. Despite a rebound in gas and other commodity prices in 2016, producers declined for the fiscal year.

Outlook

Utilities employs a structured, disciplined investment approach. We incorporate both growth and value measures into our stock selection process and attempt to balance the portfolio’s risk and expected return.

We continue to overweight utilities and information technology stocks relative to the benchmark. The telecommunication services sector is significantly underweight because of only modest exposure to diversified telecommunication services firms.

5

Fund Characteristics

JUNE 30, 2016
Top Ten Holdings	% of net assets
AT&T, Inc.	11.2%
Verizon Communications, Inc.	11.0%
Exelon Corp.	4.6%
Public Service Enterprise Group, Inc.	4.5%
PG&E Corp.	4.3%
CenturyLink, Inc.	3.9%
Consolidated Edison, Inc.	3.8%
FirstEnergy Corp.	3.8%
Entergy Corp.	3.6%
American Electric Power Co., Inc.	3.4%

Sub-Industry Allocation	% of net assets
Electric Utilities	33.6%
Integrated Telecommunication Services	27.8%
Multi-Utilities	19.5%
Independent Power Producers and Energy Traders	4.8%
Gas Utilities	3.0%
Internet Software and Services	2.6%
Alternative Carriers	1.7%
Wireless Telecommunication Services	1.7%
Office Services and Supplies	1.4%
Communications Equipment	1.0%
Water Utilities	0.7%
Application Software	0.1%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(0.3)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period(1) 1/1/16 - 6/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,231.70	$3.77	0.68%
Hypothetical
Investor Class	$1,000	$1,021.48	$3.42	0.68%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

8

Schedule of Investments

JUNE 30, 2016

	Shares	Value
COMMON STOCKS — 97.9%
Alternative Carriers — 1.7%
Inteliquent, Inc.	542,295	$10,786,247
Application Software — 0.1%
Zedge, Inc., Class B(1)	72,834	334,308
Communications Equipment — 1.0%
QUALCOMM, Inc.	115,984	6,213,263
Electric Utilities — 33.6%
ALLETE, Inc.	268,476	17,351,604
American Electric Power Co., Inc.	314,205	22,022,628
Duke Energy Corp.	116,525	9,996,680
Edison International	87,010	6,758,067
Entergy Corp.	280,326	22,804,520
Exelon Corp.	811,928	29,521,702
FirstEnergy Corp.	701,427	24,486,817
Great Plains Energy, Inc.	328,126	9,975,030
NextEra Energy, Inc.	82,403	10,745,351
OGE Energy Corp.	140,364	4,596,921
Pinnacle West Capital Corp.	249,045	20,187,588
PPL Corp.	476,057	17,971,152
Southern Co. (The)	232,711	12,480,291
Spark Energy, Inc., Class A	198,889	6,573,281
		215,471,632
Gas Utilities — 3.0%
UGI Corp.	431,116	19,507,999
Independent Power Producers and Energy Traders — 4.8%
AES Corp. (The)	1,680,557	20,973,351
Ormat Technologies, Inc.	228,269	9,989,052
		30,962,403
Integrated Telecommunication Services — 27.8%
AT&T, Inc.	1,663,169	71,865,533
ATN International, Inc.	803	62,481
CenturyLink, Inc.	870,070	25,240,731
FairPoint Communications, Inc.(1)	233,583	3,428,999
IDT Corp., Class B	503,118	7,139,244
Verizon Communications, Inc.	1,259,593	70,335,673
		178,072,661
Internet Software and Services — 2.6%
j2 Global, Inc.	263,084	16,619,016
Multi-Utilities — 19.5%
Ameren Corp.	243,937	13,070,145
CenterPoint Energy, Inc.	88,155	2,115,720
Consolidated Edison, Inc.	306,191	24,630,004
Dominion Resources, Inc.	100,094	7,800,325
PG&E Corp.	428,118	27,365,303
Public Service Enterprise Group, Inc.	619,346	28,867,717

9

	Shares	Value
SCANA Corp.	281,005	$21,260,838
		125,110,052
Office Services and Supplies — 1.4%
West Corp.	469,333	9,227,087
Water Utilities — 0.7%
SJW Corp.	107,255	4,223,702
Wireless Telecommunication Services — 1.7%
Spok Holdings, Inc.	176,330	3,379,365
T-Mobile US, Inc.(1)	167,542	7,249,542
		10,628,907
TOTAL COMMON STOCKS (Cost $498,354,348)		627,157,277
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/25, valued at $15,635,813), at 0.20%, dated 6/30/16, due 7/1/16 (Delivery value $15,325,085)		15,325,000
State Street Institutional Liquid Reserves Fund, Premier Class	10,358	10,358
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,335,358)		15,335,358
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $513,689,706)		642,492,635
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,150,755)
TOTAL NET ASSETS — 100.0%		$640,341,880

NOTES TO SCHEDULE OF INVESTMENTS
(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

JUNE 30, 2016
Assets
Investment securities, at value (cost of $513,689,706)	$642,492,635
Receivable for investments sold	440,781
Receivable for capital shares sold	5,376,098
Dividends and interest receivable	701,755
649,011,269

Liabilities
Payable for investments purchased	7,845,311
Payable for capital shares redeemed	478,652
Accrued management fees	320,773
Accrued other expenses	24,653
8,669,389

Net Assets	$640,341,880

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	180,000,000
Shares outstanding	33,089,653

Net Asset Value Per Share	$19.35

Net Assets Consist of:
Capital (par value and paid-in surplus)	$505,279,874
Undistributed net investment income	49,681
Undistributed net realized gain	6,210,529
Net unrealized appreciation	128,801,796
$640,341,880

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED JUNE 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,626)	$16,745,360
Interest	8,196
16,753,556

Expenses:
Management fees	2,767,185
Directors' fees and expenses	23,526
Other expenses	25,967
2,816,678

Net investment income (loss)	13,936,878

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	11,195,208

Change in net unrealized appreciation (depreciation) on:
Investments	79,098,660
Translation of assets and liabilities in foreign currencies	(22)
79,098,638

Net realized and unrealized gain (loss)	90,293,846

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,230,724

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2016 AND JUNE 30, 2015
Increase (Decrease) in Net Assets	June 30, 2016	June 30, 2015
Operations
Net investment income (loss)	$13,936,878	$12,532,034
Net realized gain (loss)	11,195,208	10,573,063
Change in net unrealized appreciation (depreciation)	79,098,638	(33,416,808)
Net increase (decrease) in net assets resulting from operations	104,230,724	(10,311,711)

Distributions to Shareholders
From net investment income	(13,469,560)	(12,941,268)
From net realized gains	(8,461,839)	(16,748,797)
Decrease in net assets from distributions	(21,931,399)	(29,690,065)

Capital Share Transactions
Proceeds from shares sold	321,157,815	85,318,543
Proceeds from reinvestment of distributions	20,897,310	28,340,735
Payments for shares redeemed	(132,394,075)	(140,116,192)
Net increase (decrease) in net assets from capital share transactions	209,661,050	(26,456,914)

Net increase (decrease) in net assets	291,960,375	(66,458,690)

Net Assets
Beginning of period	348,381,505	414,840,195
End of period	$640,341,880	$348,381,505

Undistributed net investment income	$49,681	—

Transactions in Shares of the Fund
Sold	18,124,997	4,765,153
Issued in reinvestment of distributions	1,261,094	1,630,559
Redeemed	(7,699,363)	(7,996,686)
Net increase (decrease) in shares of the fund	11,686,728	(1,600,974)

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2016

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund,

15

except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2016 was 0.67%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,550,447 and $2,369,085, respectively.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2016 were $341,291,488 and $150,569,461, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$627,157,277	—	—
Temporary Cash Investments	10,358	$15,325,000	—
	$627,167,635	$15,325,000	—

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

16

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$13,469,560	$14,012,151
Long-term capital gains	$8,461,839	$15,677,914

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$516,606,663
Gross tax appreciation of investments	$131,130,141
Gross tax depreciation of investments	(5,244,169)
Net tax appreciation (depreciation) of investments	125,885,972
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,133)
Net tax appreciation (depreciation)	$125,884,839
Undistributed ordinary income	$4,252,909
Accumulated long-term gains	$4,924,258

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$16.28	0.57	3.44	4.01	(0.54)	(0.40)	(0.94)	$19.35	25.76%	0.68%	3.35%	36%	$640,342
2015	$18.03	0.55	(0.98)	(0.43)	(0.58)	(0.74)	(1.32)	$16.28	(2.73)%	0.67%	3.14%	40%	$348,382
2014	$16.90	0.58	2.13	2.71	(0.58)	(1.00)	(1.58)	$18.03	17.35%	0.67%	3.41%	45%	$414,840
2013	$16.54	0.63	1.20	1.83	(0.60)	(0.87)	(1.47)	$16.90	12.06%	0.68%	3.79%	41%	$348,272
2012	$15.93	0.60	0.66	1.26	(0.55)	(0.10)	(0.65)	$16.54	8.20%	0.68%	3.83%	55%	$316,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2016

19

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	128	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

22

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and ten-year periods and below its benchmark for the one- and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

24

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Quantitative Equity Funds, Inc.:

	Affirmative	Withhold
Tanya S. Beder	$8,473,153,264	$121,459,590
Jeremy I. Bulow	$8,469,793,581	$124,819,273
Anne Casscells	$8,465,895,232	$128,717,622
Jonathan D. Levin	$8,468,929,867	$125,682,987
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2016.

For corporate taxpayers, the fund hereby designates $13,469,560, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,461,839, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2016.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-89950 1608

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $446,973
FY 2016:    $460,947

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $310,094
FY 2016:    $167,395

(h)    The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 24, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 24, 2016